UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21081

ALLIANCEBERNSTEIN BLENDED STYLE SERIES, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2007

Date of reporting period: August 31, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

August 31, 2007

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

October 24, 2007

Annual Report

This report provides management’s discussion of fund performance for the AllianceBernstein Retirement Strategies (collectively, the “Strategies”) for the annual reporting period ended August 31, 2007.

Investment Objective and Policies

The investment objective of each Strategy is to seek the highest total return over time consistent with its asset mix. Total return includes capital growth and income. Each Strategy will seek to achieve its objective by investing in a combination of portfolios of the AllianceBernstein Pooling Portfolios representing a variety of asset classes and investment styles (the “Underlying Portfolios”). Each Strategy is managed to the specific year of planned retirement included in its name (the “retirement year”). The Strategies’ asset mixes will become more conservative each year until reaching the year approximately fifteen years after the retirement year (the “target year”) at which time the asset allocation mix will become more static. This reflects the objective of pursuing the maximum amount of capital growth, consistent with a reasonable amount of risk, during the investor’s pre-retirement and early retirement years. After the retirement date of a Strategy, that Strategy’s asset mix seeks to minimize the likelihood that an investor in that Strategy experiences a significant loss of capital at a more advanced age. The asset mix will continue to change with an increasing exposure to investments in fixed-income securities and short-term bonds until fifteen years after a Strategy’s retirement date. Thereafter, the target allocation for that Strategy will generally be fixed. The static allocation of a Strategy’s asset mix will be 27.5% short-duration bonds, 37.5% fixed-income securities and 35% equities. The Adviser will allow the relative weightings of a Strategy’s asset classes to vary in response to the markets, but ordinarily only by +/- 5%. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the target allocation for the Strategy. However, there may be occasions when those ranges will expand to 10% of the Strategy’s portfolio due to, among other things, appreciation of one of the asset classes.

Investment Results

The tables on pages 6–29 show each individual Retirement Strategy’s (RS) performance compared to its composite benchmark. Additional performance can be found on pages 31–54. Each Strategy’s composite benchmark is derived by applying the Strategies’ target allocations over time to the results of specific benchmarks as outlined in the “Benchmark Disclosures” section of Historical Performance on pages 4-5. The Blend Investment Policy Team (the “Team”) feels that a composite benchmark is a better benchmark for the measurement of the Adviser’s active management performance within the underlying asset classes than a broad-market benchmark. The composite benchmark matches each Strategy’s allocations directly, so that each benchmark reflects its respective Strategy at any point in time, providing a more accurate measure of each Strategy’s active management performance. Performance for each of

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	1

the Underlying Portfolios compared to its benchmark may be found on page 30. Additional performance for the Underlying Portfolios may be found on pages 55–58.

Performance was mixed for the Strategies for the six- and 12-month periods ended August 31, 2007. All of the Strategies’ Class A shares without sales charges modestly underperformed their composite benchmarks for the 12-month period under review. Nearly all of the Strategies’ Class A shares without sales charges outperformed their respective benchmarks for the six-month period ended August 31, 2007, including 2000 RS, 2015 RS, 2025 RS, 2030 RS, as well as all of the Strategies designed for younger investors (those investors furthest away from retirement): 2035 RS, 2040 RS and 2045 RS. The two newest Strategies, 2050 RS and 2055 RS, outperformed their benchmarks for the period since their inception on June 29, 2007.

The Retirement Strategies’ approach of seeking returns in both the United States and the international equity markets contributed to overall performance, as international stocks outperformed U.S. stocks during the 12-month review period. International stocks, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index, returned 18.71% for the 12-month reporting period, while U.S. stocks, as represented by the Standard and Poor’s (S&P) 500 Stock Index, returned 15.13% for the same time period. Holdings in the Value

Underlying Portfolios all outperformed for the 12-month reporting period, while the Growth Underlying Portfolios typically underperformed for the same time period. One exception was the Small-Mid Cap Growth Underlying Portfolio, which outperformed for both the six- and 12-month periods ended August 31, 2007. The U.S. Large Cap Growth Underlying Portfolio also outperformed for the six-month period, illustrating the benefits of diversification.

The Strategies’ exposure to Global Real Estate Investment Trusts (REITs) contributed positively to performance, as the Global REIT Underlying Portfolio modestly outperformed for the 12-month period. The fixed-income allocations modestly underperformed the broad market, most notably the Short Duration Bond Underlying Portfolio, which underperformed for both the six- and 12-month periods ended August 31, 2007.

The Strategies designed for younger investors, RS 2035 through RS 2055, have target allocations of 90% in equities and 10% in Global REITs. As such, these Strategies benefited from the performance of global equity markets, as stocks continued to provide returns above historic averages. The Global REIT exposure of these Strategies, while enduring a weak July 2007, rebounded in August, and outperformed for the 12-month review period.

The Strategies designed for mid-life savers, RS 2020, RS 2025 and RS 2030,

2	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

continued to benefit from the low-correlating nature of stocks and bonds, as positive performance in the Value Underlying Portfolios helped to offset the modest underperformance of the Fixed-Income Underlying Portfolios. RS 2010 and RS 2015, the other two Strategies designed for mid-life savers, vary slightly, in that they also include inflation protected securities. These inflation protected securities performed in-line with the Lehman Brothers 1-10 Year TIPS Index for the six- and 12-month periods ended August 31, 2007.

Finally, the Strategies intended for early retirees, RS 2000 and RS 2005, have larger target allocations to bonds, between 35% and 45%, and target allocations to equities and Global REITs that comprise between 55% and 65% of these Strategies’ holdings. This larger equity allocation helped to offset the relative underperformance by the Short Duration Bond Underlying Portfolio for both the six- and 12-month reporting periods.

Market Review and Investment Strategy

The six- and 12-month periods ended August 31, 2007, were strong for global capital markets. Stocks con-

tinued to provide returns above historic averages. Several factors fueled the equity markets around the world, including solid economic growth, robust corporate earnings and booming merger and acquisition (M&A) activity.

Small and mid-cap stocks generally outperformed large-cap stocks, and the Strategies’ holdings in international stocks also contributed positively to relative performance. The performance of the Strategies’ growth holdings generally trailed the market, with the notable exception of small and mid-cap growth stocks—the best performers overall. This reinforces the Team’s belief that diversification within the portfolio aids the Strategies’ performance. Overall, fixed-income returns modestly underperformed the market.

As always, the Team remained focused on its strategy of combining low correlation asset classes, blending growth and value investment styles, globalizing the Strategies’ portfolios and ensuring that each portfolio is aligned with its strategic asset allocation targets over time through a disciplined rebalancing process.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Retirement Strategy 2050 and Retirement Strategy 2055 are relatively new and have been in existence for less than two years. The returns reflected may not be illustrative of long-term performance. Current performance for all of the Strategies may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting our website at www.alliancebernstein.com.

The investment return and principal value of an investment in the Strategies will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Strategies carefully before investing. For a free copy of the Strategies’ prospectus, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Strategies have been deducted. Strategy returns are at net asset value (NAV), without the imposition of sales charges that would apply if shares were purchased outside of a group retirement plan. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy’s quoted performance would be lower. SEC returns reflect the 4.25% maximum front-end sales charge for Class A shares. Performance assumes reinvestment of distributions and does not account for taxes. For shareholders who have purchased their shares through certain group retirement plans, which are eligible to purchase Class A, Class B, Class C, Advisor Class, Class R, Class K or Class I shares at NAV without the imposition of an initial sales charge, the following fees and charges apply: Class A shares carry no front-end sales charge or CDSC, but are subject to a 0.30% Rule 12b-1 distribution fee and Class A shares may be subject to a 1% redemption fee if a non-AllianceBernstein sponsored group retirement plan terminates a Strategy as an investment option within one year of initiation; Class R shares carry no front-end sales charges or CDSC but are subject to a 0.50% Rule 12b-1 distribution fee; Class K shares carry no front-end sales charge or CDSC but are subject to a 0.25% Rule 12b-1 distribution fee; Class I shares carry no front-end sales charges or CDSC.

Benchmark Disclosures

The composite benchmark is derived by applying the Strategies’ target allocations over time to the results of the following benchmarks: for U.S. stocks, Russell 3000 Index; for non-U.S. stocks, Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index; for real estate investment trusts (REITs), FTSE EPRA/NAREIT Global Real Estate Index; for intermediate bonds, Lehman Brothers (LB) U.S. Aggregate Index; for short-term bonds, Merrill Lynch (ML) 1-3 Year Treasury Index; for Inflation Protected Securities, LB 1-10 Year TIPS Index; for high yield bonds, LB High Yield (2% constrained) Index.

The MSCI EAFE Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident institutional individuals who do not benefit from double taxation treaties.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

None of the indices reflect fees and expenses associated with the active management of a mutual fund portfolio. The unmanaged S&P 500 Stock Index measures 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The unmanaged Russell 3000 Index is composed of 3,000 of the largest capitalized companies that are traded in the United States. The unmanaged MSCI EAFE Index is a market capitalization-weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. The Financial Times Stock Exchange (FTSE) European Public Real Estate Association (EPRA)/National Association of Real Estate Investment Trusts (NAREIT) Global Real Estate Index is a free-floating, market-capitalization weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks world-wide. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets. The unmanaged LB U.S. Aggregate Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The ML 1-3 Year Treasury Index is an unmanaged index composed of U.S. government securities, including agency securities, with remaining maturities, at month end, of one to three years. The LB 1-10 Year TIPS Index is the 1-10 year maturity component of the unmanaged U.S. Treasury Inflation Notes Index and consists of Inflation-Protection securities issued by the U.S. Treasury. The LB High Yield (2% constrained) Index covers the universe of fixed-rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Strategies.

A Word About Risk

All the Retirement Strategies allocate their investments among multiple asset classes, which will include U.S. and foreign securities, as well as equity and fixed-income securities. Within each of these, the Strategies will also allocate their investments to different types of securities, such as growth and value stocks, real estate investment trusts and corporate and U.S. government bonds. International investing involves risks not associated with U.S. investments, including currency fluctuations and political and economic changes. The Strategies may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of derivatives involves specific risks and is not suitable for all investors. The Strategies systematically rebalance their allocations in these asset classes to maintain their target weightings. Systematic rebalancing does involve transactional trading costs to the portfolios. While diversification and shifting to a more conservative investment mix over time helps to manage risk, it does not guarantee earnings growth. There is the potential to lose money in any investment program. You do not have the ability to actively manage the investments within a Retirement Strategy. The portfolio managers control security selection and asset allocation. The risks associated with an investment in the Strategies are more fully described in the Strategies’ prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	5

Historical Performance

2000 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2007	Returns
	6 Months	12 Months
AllianceBernstein 2000 Retirement Strategy
Class A	2.45%	10.32%

Class B	2.02%	9.45%

Class C	2.02%	9.45%

Advisor Class*	2.52%	10.52%

Class R*	2.21%	9.85%

Class K*	2.39%	10.31%

Class I*	2.38%	10.43%

Composite Benchmark**	2.43%	10.67%

S&P 500 Stock Index	5.69%	15.13%

Lehman Brothers U.S. Aggregate Index	1.55%	5.26%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

** For a description of the composite benchmark, please see page 4.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2000 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/1/05* TO 8/31/07

*	Since inception of the Strategy’s Class A shares on 9/1/05.

**	For a description of the composite benchmark, please see page 4.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2000 Retirement Strategy Class A shares (from 9/1/05 to 8/31/07) as compared to the performance of its composite benchmark**, along with the individual components of the benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	7

Historical Performance

2005 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2007	Returns
	6 Months	12 Months
AllianceBernstein 2005 Retirement Strategy
Class A	2.35%	10.69%

Class B	2.10%	10.01%

Class C	2.02%	9.92%

Advisor Class*	2.52%	10.94%

Class R*	2.27%	10.46%

Class K*	2.35%	10.85%

Class I*	2.52%	10.94%

Composite Benchmark**	2.55%	11.75%

S&P 500 Stock Index	5.69%	15.13%

Lehman Brothers U.S. Aggregate Index	1.55%	5.26%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

**  For a description of the composite benchmark, please see page 4.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2005 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/07

*	Since inception of the Strategy’s Class A shares on 9/1/05.

**	For a description of the composite benchmark, please see page 4.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2005 Retirement Strategy Class A shares (from 9/1/05 to 8/31/07) as compared to the performance of its composite benchmark**, along with the individual components of the benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	9

Historical Performance

2010 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2007	Returns
	6 Months	12 Months
AllianceBernstein 2010 Retirement Strategy
Class A	2.65%	11.64%

Class B	2.33%	10.86%

Class C	2.32%	10.95%

Advisor Class*	2.90%	12.12%

Class R*	2.57%	11.47%

Class K*	2.74%	11.80%

Class I*	2.90%	12.04%

Composite Benchmark**	2.68%	12.63%

S&P 500 Stock Index	5.69%	15.13%

Lehman Brothers U.S. Aggregate Index	1.55%	5.26%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

** For a description of the composite benchmark, please see page 4.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2010 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/1/05* TO 8/31/07

*	Since inception of the Strategy’s Class A shares on 9/1/05.

**	For a description of the composite benchmark, please see page 4.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2010 Retirement Strategy Class A shares (from 9/1/05 to 8/31/07) as compared to the performance of its composite benchmark**, along with the individual components of the benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	11

Historical Performance

2015 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2007	Returns
	6 Months	12 Months
AllianceBernstein 2015 Retirement Strategy
Class A	2.86%	12.75%

Class B	2.45%	11.96%

Class C	2.53%	11.96%

Advisor Class*	3.01%	13.11%

Class R*	2.78%	12.56%

Class K*	2.85%	12.77%

Class I*	3.10%	13.09%

Composite Benchmark**	2.85%	13.44%

S&P 500 Stock Index	5.69%	15.13%

Lehman Brothers U.S. Aggregate Index	1.55%	5.26%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

** For a description of the composite benchmark, please see page 4.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

12	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2015 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/1/05* TO 8/31/07

*	Since inception of the Strategy’s Class A shares on 9/1/05.

**	For a description of the composite benchmark, please see page 4.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2015 Retirement Strategy Class A shares (from 9/1/05 to 8/31/07) as compared to the performance of its composite benchmark**, along with the individual components of the benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	13

Historical Performance

2020 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2007	Returns
	6 Months	12 Months
AllianceBernstein 2020 Retirement Strategy
Class A	2.90%	13.20%

Class B	2.50%	12.42%

Class C	2.50%	12.42%

Advisor Class*	3.14%	13.66%

Class R*	2.83%	13.05%

Class K*	2.90%	13.36%

Class I*	3.14%	13.61%

Composite Benchmark**	3.01%	14.23%

S&P 500 Stock Index	5.69%	15.13%

Lehman Brothers U.S. Aggregate Index	1.55%	5.26%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

**  For a description of the composite benchmark, please see page 4.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

14	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2020 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/07

*	Since inception of the Strategy’s Class A shares on 9/1/05.

**	For a description of the composite benchmark, please see page 4.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2020 Retirement Strategy Class A shares (from 9/1/05 to 8/31/07) as compared to the performance of its composite benchmark**, along with the individual components of the benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	15

Historical Performance

2025 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2007	Returns
	6 Months	12 Months
AllianceBernstein 2025 Retirement Strategy
Class A	3.47%	14.22%

Class B	3.01%	13.36%

Class C	3.09%	13.44%

Advisor Class*	3.62%	14.55%

Class R*	3.39%	14.07%

Class K*	3.47%	14.22%

Class I*	3.70%	14.60%

Composite Benchmark**	3.25%	14.97%

S&P 500 Stock Index	5.69%	15.13%

Lehman Brothers U.S. Aggregate Index	1.55%	5.26%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

**  For a description of the composite benchmark, please see page 4.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

16	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2025 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/07

*	Since inception of the Strategy’s Class A shares on 9/1/05

**	For a description of the composite benchmark, please see page 4.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2025 Retirement Strategy Class A shares (from 9/1/05 to 8/31/07) as compared to the performance of its composite benchmark**, along with the individual components of the benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	17

Historical Performance

2030 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2007	Returns
	6 Months	12 Months
AllianceBernstein 2030 Retirement Strategy
Class A	3.76%	15.08%

Class B	3.46%	14.35%

Class C	3.54%	14.42%

Advisor Class*	3.99%	15.53%

Class R*	3.76%	14.88%

Class K*	3.84%	15.24%

Class I*	4.00%	15.54%

Composite Benchmark**	3.61%	15.67%

S&P 500 Stock Index	5.69%	15.13%

Lehman Brothers U.S. Aggregate Index	1.55%	5.26%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

** For a description of the composite benchmark, please see page 4.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

18	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2030 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/07

*	Since inception of the Strategy’s Class A shares on 9/1/05.

**	For a description of the composite benchmark, please see page 4.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2030 Retirement Strategy Class A shares (from 9/1/05 to 8/31/07) as compared to the performance of its composite benchmark**, along with the individual components of the benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	19

Historical Performance

2035 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2007	Returns
	6 Months	12 Months
AllianceBernstein 2035 Retirement Strategy
Class A	3.99%	15.09%

Class B	3.60%	14.27%

Class C	3.69%	14.37%

Advisor Class*	4.22%	15.54%

Class R*	3.92%	14.86%

Class K*	3.99%	15.16%

Class I*	4.23%	15.56%

Composite Benchmark**	3.78%	15.95%

S&P 500 Stock Index	5.69%	15.13%

Lehman Brothers U.S. Aggregate Index	1.55%	5.26%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

** For a description of the composite benchmark, please see page 4.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

20	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2035 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/1/05* TO 8/31/07

*	Since inception of the Strategy’s Class A shares on 9/1/05.

**	For a description of the composite benchmark, please see page 4.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2035 Retirement Strategy Class A shares (from 9/1/05 to 8/31/07) as compared to the performance of its composite benchmark**, along with the individual components of the benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	21

Historical Performance

2040 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2007	Returns
	6 Months	12 Months
AllianceBernstein 2040 Retirement Strategy
Class A	3.87%	15.32%

Class B	3.48%	14.48%

Class C	3.48%	14.48%

Advisor Class*	4.02%	15.56%

Class R*	3.80%	15.08%

Class K*	3.95%	15.40%

Class I*	4.11%	15.67%

Composite Benchmark**	3.78%	15.95%

S&P 500 Stock Index	5.69%	15.13%

Lehman Brothers U.S. Aggregate Index	1.55%	5.26%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

**  For a description of the composite benchmark, please see page 4.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

22	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2040 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY 9/1/05* TO 8/31/07

*	Since inception of the Strategy’s Class A shares on 9/1/05.

**	For a description of the composite benchmark, please see page 4.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2040 Retirement Strategy Class A shares (from 9/1/05 to 8/31/07) as compared to the performance of its composite benchmark**, along with the individual components of the benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	23

Historical Performance

2045 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2007	Returns
	6 Months	12 Months
AllianceBernstein 2045 Retirement Strategy
Class A	4.20%	14.85%

Class B	3.82%	13.96%

Class C	3.82%	13.96%

Advisor Class*	4.35%	15.08%

Class R*	4.05%	14.50%

Class K*	4.21%	14.76%

Class I*	4.28%	15.08%

Composite Benchmark**	3.78%	15.95%

S&P 500 Stock Index	5.69%	15.13%

Lehman Brothers U.S. Aggregate Index	1.55%	5.26%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

** For a description of the composite benchmark, please see page 4.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

24	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2045 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

9/1/05* TO 8/31/07

*Since inception of the Strategy’s Class A shares on 9/1/05.

**For a description of the composite benchmark, please see page 4.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2045 Retirement Strategy Class A shares (from 9/1/05 to 8/31/07) as compared to the performance of its composite benchmark**, along with the individual components of the benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	25

Historical Performance

2050 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIOD ENDED AUGUST 31, 2007	Returns
Since Inception†
AllianceBernstein 2050 Retirement Strategy
Class A	-1.40%

Class B	-1.50%

Class C	-1.50%

Advisor Class*	-1.30%

Class R*	-1.40%

Class K*	-1.40%

Class I*	-1.30%

Composite Benchmark**	-2.29%

S&P 500 Stock Index	-1.65%

Lehman Brothers U.S. Aggregate Index	2.07%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

** For a description of the composite benchmark, please see page 4.
† Since inception for all of the Strategy’s share classes is 6/29/07.

This strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

26	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2050 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

6/29/07* TO 8/31/07

*Since inception of the Strategy’s Class A shares on 6/29/07.

**For a description of the composite benchmark, please see page 4.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2050 Retirement Strategy Class A shares (from 6/29/07 to 8/31/07) as compared to the performance of its composite benchmark**, along with the individual components of the benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

This strategy is relatively new and has been in existence for less than two years. The values shown may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	27

Historical Performance

2055 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIOD ENDED AUGUST 31, 2007	Returns
Since Inception†
AllianceBernstein 2055 Retirement Strategy
Class A	-1.50%

Class B	-1.60%

Class C	-1.60%

Advisor Class*	-1.40%

Class R*	-1.50%

Class K*	-1.50%

Class I*	-1.40%

Composite Benchmark**	-2.29%

S&P 500 Stock Index	-1.65%

Lehman Brothers U.S. Aggregate Index	2.07%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

** For a description of the composite benchmark, please see page 4.
† Since inception for all of the Strategy’s share classes is 6/29/07.

This strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

28	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2055 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE STRATEGY

6/29/07* TO 8/31/07

*	Since inception of the Strategy’s Class A shares on 6/29/07.

**	For a description of the composite benchmark, please see page 4.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein 2055 Retirement Strategy Class A shares (from 6/29/07 to 8/31/07) as compared to the performance of its composite benchmark**, along with the individual components of the benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Strategy and assumes the reinvestment of dividends and capital gains distributions.

This strategy is relatively new and has been in existence for less than two years. The values shown may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	29

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

EACH UNDERLYING PORTFOLIO*† VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2007
	Returns
	6 Months	12 Months
AllianceBernstein Global Real Estate Investment Portfolio	-7.58%	14.33%
FTSE EPRA/NAREIT Global RE Index	-7.34%	14.06%

AllianceBernstein Global Research Growth Portfolio	5.10%	15.35%
MSCI World Index	5.98%	16.97%

AllianceBernstein Global Value Portfolio	5.73%	18.19%
MSCI World Index	5.98%	16.97%

AllianceBernstein High Yield Portfolio	-1.53%	6.22%
Lehman Brothers High Yield Index (2% constrained)	-1.71%	6.46%

AllianceBernstein Inflation Protected Securities Portfolio	3.10%	4.44%
Lehman Brothers 1-10 Year TIPS Index	3.09%	4.46%

AllianceBernstein Intermediate Duration Bond Portfolio	1.36%	5.03%
Lehman Brothers U.S. Aggregate Index	1.55%	5.26%

AllianceBernstein International Growth Portfolio	7.68%	18.09%
MSCI EAFE Growth Index	8.23%	19.59%

AllianceBernstein International Value Portfolio	6.11%	20.64%
MSCI EAFE Value Index	3.46%	17.74%

AllianceBernstein Short Duration Bond Portfolio	1.61%	4.51%
Merrill Lynch 1-3 Year Treasury Index	3.06%	5.60%

AllianceBernstein Small-Mid Cap Growth Portfolio	12.15%	27.50%
Russell 2500 Growth Index	4.98%	18.86%

AllianceBernstein Small-Mid Cap Value Portfolio	3.26%	18.64%
Russell 2500 Value Index	-3.28%	8.76%

AllianceBernstein U.S. Large Cap Growth Portfolio	8.16%	15.23%
Russell 1000 Growth Index	7.46%	17.70%

AllianceBernstein U.S. Value Portfolio	3.34%	13.55%
Russell 1000 Value Index	2.76%	12.85%

*  Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public.

†  The Underlying Portfolios do not contain sales charges or management fees.

(Historical Performance continued on next page)

30	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2000 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2007
	NAV Returns	SEC Returns

Class A Shares
1 Year	10.32%	5.66%
Since Inception*	9.57%	7.23%

Class B Shares
1 Year	9.45%	5.45%
Since Inception*	8.78%	7.39%

Class C Shares
1 Year	9.45%	8.45%
Since Inception*	8.78%	8.78%

Advisor Class Shares†
1 Year	10.52%	10.52%
Since Inception*	9.87%	9.87%

Class R Shares†
1 Year	9.85%	9.85%
Since Inception*	9.29%	9.29%

Class K Shares†
1 Year	10.31%	10.31%
Since Inception*	9.61%	9.61%

Class I Shares†
1 Year	10.43%	10.43%
Since Inception*	9.83%	9.83%

Per the Strategy’s current prospectus, the Strategy’s total annual operating expense ratios are 105.01%, 169.82%, 172.12%, 189.36%, 180.34%, 167.54% and 180.57% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 0.86%, 1.56%, 1.56%, 0.56%, 1.06%, 0.81% and 0.56% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	31

Historical Performance

2000 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
SEC Returns
Class A Shares
1 Year	7.49%
Since Inception*	8.42%

Class B Shares
1 Year	7.52%
Since Inception*	9.07%

Class C Shares
1 Year	10.52%
Since Inception*	9.94%

Advisor Class Shares†
1 Year	12.57%
Since Inception*	11.02%

Class R Shares†
1 Year	11.95%
Since Inception*	10.43%

Class K Shares†
1 Year	12.32%
Since Inception*	10.75%

Class I Shares†
1 Year	12.53%
Since Inception*	11.00%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

32	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2005 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2007
	NAV Returns	SEC Returns

Class A Shares
1 Year	10.69%	6.03%
Since Inception*	9.96%	7.61%

Class B Shares
1 Year	10.01%	6.01%
Since Inception*	9.21%	7.83%

Class C Shares
1 Year	9.92%	8.92%
Since Inception*	9.12%	9.12%

Advisor Class Shares†
1 Year	10.94%	10.94%
Since Inception*	10.23%	10.23%

Class R Shares†
1 Year	10.46%	10.46%
Since Inception*	9.69%	9.69%

Class K Shares†
1 Year	10.85%	10.85%
Since Inception*	9.98%	9.98%

Class I Shares†
1 Year	10.94%	10.94%
Since Inception*	10.23%	10.23%

Per the Strategy’s current prospectus, the Strategy’s total annual operating expense ratios are 13.79%, 19.17%, 22.60%, 46.01%, 34.72%, 16.08% and 45.14% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 0.92%, 1.62%, 1.62%, 0.62%, 1.12%, 0.87% and 0.62% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	33

Historical Performance

2005 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
SEC Returns

Class A Shares
1 Year	8.30%
Since Inception*	9.04%

Class B Shares
1 Year	8.35%
Since Inception*	9.66%

Class C Shares
1 Year	11.36%
Since Inception*	10.48%

Advisor Class Shares†
1 Year	13.44%
Since Inception*	11.63%

Class R Shares†
1 Year	12.89%
Since Inception*	11.03%

Class K Shares†
1 Year	13.27%
Since Inception*	11.35%

Class I Shares†
1 Year	13.45%
Since Inception*	11.63%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

34	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2010 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2007
	NAV Returns	SEC Returns

Class A Shares
1 Year	11.64%	6.88%
Since Inception*	10.83%	8.47%

Class B Shares
1 Year	10.86%	6.86%
Since Inception*	10.04%	8.67%

Class C Shares
1 Year	10.95%	9.95%
Since Inception*	10.09%	10.09%

Advisor Class Shares†
1 Year	12.12%	12.12%
Since Inception*	11.17%	11.17%

Class R Shares†
1 Year	11.47%	11.47%
Since Inception*	10.65%	10.65%

Class K Shares†
1 Year	11.80%	11.80%
Since Inception*	10.91%	10.91%

Class I Shares†
1 Year	12.04%	12.04%
Since Inception*	11.18%	11.18%

Per the Strategy’s current prospectus, the Strategy’s total annual operating expense ratios are 8.25%, 9.42%, 8.46%, 9.24%, 11.94%, 8.06% and 13.47% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 0.94%, 1.64%, 1.64%, 0.64%, 1.14%, 0.89% and 0.64% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark Disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	35

Historical Performance

2010 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
SEC Returns

Class A Shares
1 Year	9.82%
Since Inception*	10.14%

Class B Shares
1 Year	9.80%
Since Inception*	10.79%

Class C Shares
1 Year	12.89%
Since Inception*	11.69%

Advisor Class Shares†
1 Year	15.03%
Since Inception*	12.76%

Class R Shares†
1 Year	14.39%
Since Inception*	12.22%

Class K Shares†
1 Year	14.71%
Since Inception*	12.52%

Class I Shares†
1 Year	14.95%
Since Inception*	12.78%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

36	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2015 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2007
	NAV Returns	SEC Returns

Class A Shares
1 Year	12.75%	7.98%
Since Inception*	11.84%	9.45%

Class B Shares
1 Year	11.96%	7.96%
Since Inception*	11.10%	9.73%

Class C Shares
1 Year	11.96%	10.96%
Since Inception*	11.10%	11.10%

Advisor Class Shares†
1 Year	13.11%	13.11%
Since Inception*	12.22%	12.22%

Class R Shares†
1 Year	12.56%	12.56%
Since Inception*	11.64%	11.64%

Class K Shares†
1 Year	12.77%	12.77%
Since Inception*	11.90%	11.90%

Class I Shares†
1 Year	13.09%	13.09%
Since Inception*	12.21%	12.21%

Per the Strategy’s current prospectus, the Strategy’s total annual operating expense ratios are 9.00%, 10.08%, 10.97%, 25.00%, 9.37%, 8.62% and 11.94% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 0.98%, 1.68%, 1.68%, 0.68%, 1.18%, 0.93% and 0.68% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	37

Historical Performance

2015 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
SEC Returns

Class A Shares
1 Year	10.85%
Since Inception*	11.18%

Class B Shares
1 Year	11.02%
Since Inception*	11.91%

Class C Shares
1 Year	13.93%
Since Inception*	12.72%

Advisor Class Shares†
1 Year	16.13%
Since Inception*	13.87%

Class R Shares†
1 Year	15.61%
Since Inception*	13.28%

Class K Shares†
1 Year	15.90%
Since Inception*	13.56%

Class I Shares†
1 Year	16.31%
Since Inception*	13.90%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

38	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2020 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2007
	NAV Returns	SEC Returns

Class A Shares
1 Year	13.20%	8.35%
Since Inception*	12.51%	10.11%

Class B Shares
1 Year	12.42%	8.42%
Since Inception*	11.73%	10.37%

Class C Shares
1 Year	12.42%	11.42%
Since Inception*	11.73%	11.73%

Advisor Class Shares†
1 Year	13.66%	13.66%
Since Inception*	12.89%	12.89%

Class R Shares†
1 Year	13.05%	13.05%
Since Inception*	12.34%	12.34%

Class K Shares†
1 Year	13.36%	13.36%
Since Inception*	12.59%	12.59%

Class I Shares†
1 Year	13.61%	13.61%
Since Inception*	12.87%	12.87%

Per the Strategy’s current prospectus, the Strategy’s total annual operating expense ratios are 8.59%, 9.66%, 9.90%, 29.39%, 9.80%, 7.71% and 8.74% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.02%, 1.72%, 1.72%, 0.72%, 1.22%, 0.97% and 0.72% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	39

Historical Performance

2020 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
SEC Returns

Class A Shares
1 Year	11.63%
Since Inception*	11.97%

Class B Shares
1 Year	11.81%
Since Inception*	12.68%

Class C Shares
1 Year	14.81%
Since Inception*	13.52%

Advisor Class Shares†
1 Year	16.90%
Since Inception*	14.67%

Class R Shares†
1 Year	16.33%
Since Inception*	14.10%

Class K Shares†
1 Year	16.61%
Since Inception*	14.38%

Class I Shares†
1 Year	16.97%
Since Inception*	14.65%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

40	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2025 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2007
	NAV Returns	SEC Returns

Class A Shares
1 Year	14.22%	9.34%
Since Inception*	14.33%	11.89%

Class B Shares
1 Year	13.36%	9.36%
Since Inception*	13.45%	12.12%

Class C Shares
1 Year	13.44%	12.44%
Since Inception*	13.54%	13.54%

Advisor Class Shares†
1 Year	14.55%	14.55%
Since Inception*	14.65%	14.65%

Class R Shares†
1 Year	14.07%	14.07%
Since Inception*	14.11%	14.11%

Class K Shares†
1 Year	14.22%	14.22%
Since Inception*	14.33%	14.33%

Class I Shares†
1 Year	14.60%	14.60%
Since Inception*	14.67%	14.67%

Per the Strategy’s current prospectus, the Strategy’s total annual operating expense ratios are 8.80%, 10.17%, 9.54%, 9.49%, 7.80%, 6.74% and 7.69% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.04%, 1.74%, 1.74%, 0.74%, 1.24%, 0.99% and 0.74% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	41

Historical Performance

2025 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
SEC Returns

Class A Shares
1 Year	12.86%
Since Inception*	13.83%

Class B Shares
1 Year	13.00%
Since Inception*	14.51%

Class C Shares
1 Year	15.89%
Since Inception*	15.38%

Advisor Class Shares†
1 Year	18.15%
Since Inception*	16.51%

Class R Shares†
1 Year	17.67%
Since Inception*	16.00%

Class K Shares†
1 Year	17.83%
Since Inception*	16.21%

Class I Shares†
1 Year	18.20%
Since Inception*	16.53%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

42	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2030 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2007
	NAV Returns	SEC Returns
Class A Shares
1 Year	15.08%	10.18%
Since Inception*	13.75%	11.32%

Class B Shares
1 Year	14.35%	10.35%
Since Inception*	12.88%	11.54%

Class C Shares
1 Year	14.42%	13.42%
Since Inception*	12.97%	12.97%

Advisor Class Shares†
1 Year	15.53%	15.53%
Since Inception*	14.08%	14.08%

Class R Shares†
1 Year	14.88%	14.88%
Since Inception*	13.65%	13.65%

Class K Shares†
1 Year	15.24%	15.24%
Since Inception*	13.83%	13.83%

Class I Shares†
1 Year	15.54%	15.54%
Since Inception*	14.08%	14.08%

Per the Strategy’s current prospectus, the Strategy’s total annual operating expense ratios are 13.18%, 16.15%, 15.23%, 22.57%, 13.32%, 11.01% and 14.49% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01% and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	43

Historical Performance

2030 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
SEC Returns

Class A Shares
1 Year	13.91%
Since Inception*	13.42%

Class B Shares
1 Year	14.22%
Since Inception*	14.06%

Class C Shares
1 Year	17.20%
Since Inception*	14.93%

Advisor Class Shares†
1 Year	19.35%
Since Inception*	16.10%

Class R Shares†
1 Year	18.82%
Since Inception*	15.66%

Class K Shares†
1 Year	19.08%
Since Inception*	15.83%

Class I Shares†
1 Year	19.46%
Since Inception*	16.11%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

44	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2035 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2007
	NAV Returns	SEC Returns

Class A Shares
1 Year	15.09%	10.22%
Since Inception*	14.06%	11.63%

Class B Shares
1 Year	14.27%	10.27%
Since Inception*	13.25%	11.91%

Class C Shares
1 Year	14.37%	13.37%
Since Inception*	13.25%	13.25%

Advisor Class Shares†
1 Year	15.54%	15.54%
Since Inception*	14.38%	14.38%

Class R Shares†
1 Year	14.86%	14.86%
Since Inception*	13.75%	13.75%

Class K Shares†
1 Year	15.16%	15.16%
Since Inception*	14.10%	14.10%

Class I Shares†
1 Year	15.56%	15.56%
Since Inception*	14.40%	14.40%

Per the Strategy’s current prospectus, the Strategy’s total annual operating expense ratios are 17.85%, 20.30%, 19.69%, 19.91%, 17.95%, 19.02% and 16.72% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01% and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	45

Historical Performance

2035 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
SEC Returns

Class A Shares
1 Year	14.01%
Since Inception*	13.75%

Class B Shares
1 Year	14.20%
Since Inception*	14.45%

Class C Shares
1 Year	17.29%
Since Inception*	15.32%

Advisor Class Shares†
1 Year	19.41%
Since Inception*	16.43%

Class R Shares†
1 Year	18.86%
Since Inception*	15.83%

Class K Shares†
1 Year	19.15%
Since Inception*	16.16%

Class I Shares†
1 Year	19.44%
Since Inception*	16.44%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

46	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2040 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2007
	NAV Returns	SEC Returns

Class A Shares
1 Year	15.32%	10.38%
Since Inception*	14.58%	12.14%

Class B Shares
1 Year	14.48%	10.48%
Since Inception*	13.81%	12.48%

Class C Shares
1 Year	14.48%	13.48%
Since Inception*	13.81%	13.81%

Advisor Class Shares†
1 Year	15.56%	15.56%
Since Inception*	14.90%	14.90%

Class R Shares†
1 Year	15.08%	15.08%
Since Inception*	14.41%	14.41%

Class K Shares†
1 Year	15.40%	15.40%
Since Inception*	14.72%	14.72%

Class I Shares†
1 Year	15.67%	15.67%
Since Inception*	14.95%	14.95%

Per the Strategy’s current prospectus, the Strategy’s total annual operating expense ratios are 32.75%, 35.17%, 42.88%, 55.25%, 36.15%, 33.35%, 29.52% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01% and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	47

Historical Performance

2040 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
SEC Returns

Class A Shares
1 Year	14.22%
Since Inception*	14.26%

Class B Shares
1 Year	14.45%
Since Inception*	15.05%

Class C Shares
1 Year	17.45%
Since Inception*	15.88%

Advisor Class Shares†
1 Year	19.58%
Since Inception*	16.99%

Class R Shares†
1 Year	19.05%
Since Inception*	16.45%

Class K Shares†
1 Year	19.45%
Since Inception*	16.79%

Class I Shares†
1 Year	19.62%
Since Inception*	17.01%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

48	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2045 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2007
	NAV Returns	SEC Returns

Class A Shares
1 Year	14.85%	9.94%
Since Inception*	14.54%	12.10%

Class B Shares
1 Year	13.96%	9.96%
Since Inception*	13.70%	12.37%

Class C Shares
1 Year	13.96%	12.96%
Since Inception*	13.70%	13.70%

Advisor Class Shares†
1 Year	15.08%	15.08%
Since Inception*	14.81%	14.81%

Class R Shares†
1 Year	14.50%	14.50%
Since Inception*	14.27%	14.27%

Class K Shares†
1 Year	14.76%	14.76%
Since Inception*	14.55%	14.55%

Class I Shares†
1 Year	15.08%	15.08%
Since Inception*	14.81%	14.81%

Per the Strategy’s current prospectus, the Strategy’s total annual operating expense ratios are 44.87%, 54.61%, 66.96%, 52.25%, 45.97%, 44.61% and 52.71% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01% and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown.

*	Inception Date: 9/1/05 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	49

Historical Performance

2045 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
SEC Returns

Class A Shares
1 Year	13.60%
Since Inception*	14.14%

Class B Shares
1 Year	13.83%
Since Inception*	14.91%

Class C Shares
1 Year	16.74%
Since Inception*	15.69%

Advisor Class Shares†
1 Year	19.00%
Since Inception*	16.86%

Class R Shares†
1 Year	18.37%
Since Inception*	16.28%

Class K Shares†
1 Year	18.61%
Since Inception*	16.59%

Class I Shares†
1 Year	18.93%
Since Inception*	16.83%

*	Inception Date: 9/1/05 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

50	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2050 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

CUMULATIVE RETURNS AS OF AUGUST 31, 2007
	NAV Returns	SEC Returns

Class A Shares
Since Inception*	-1.40%	-5.56%

Class B Shares
Since Inception*	-1.50%	-5.44%

Class C Shares
Since Inception*	-1.50%	-2.49%

Advisor Class Shares†
Since Inception*	-1.30%	-1.30%

Class R Shares†
Since Inception*	-1.40%	-1.40%

Class K Shares†
Since Inception*	-1.40%	-1.40%

Class I Shares†
Since Inception*	-1.30%	-1.30%

Per the Strategy’s current prospectus, the Strategy’s total annual operating expense ratios are 1.29%, 1.99%, 1.99%, 0.99%, 1.73%, 1.42% and 1.09% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01% and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown.

*	Inception Date: 6/29/07 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

This strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	51

Historical Performance

2050 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC CUMULATIVE RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
SEC Returns

Class A Shares
Since Inception*	0.77%

Class B Shares
Since Inception*	1.10%

Class C Shares
Since Inception*	4.10%

Advisor Class Shares†
Since Inception*	5.30%

Class R Shares†
Since Inception*	5.20%

Class K Shares†
Since Inception*	5.30%

Class I Shares†
Since Inception*	5.30%

*	Inception Date: 6/29/07 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

This strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

52	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

2055 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

CUMULATIVE RETURNS AS OF AUGUST 31, 2007
	NAV Returns	SEC Returns

Class A Shares
Since Inception*	-1.50%	-5.65%

Class B Shares
Since Inception*	-1.60%	-5.54%

Class C Shares
Since Inception*	-1.60%	-2.58%

Advisor Class Shares†
Since Inception*	-1.40%	-1.40%

Class R Shares†
Since Inception*	-1.50%	-1.50%

Class K Shares†
Since Inception*	-1.50%	-1.50%

Class I Shares†
Since Inception*	-1.40%	-1.40%

Per the Strategy’s current prospectus, the Strategy’s total annual operating expense ratios are 1.29%, 1.99%, 1.99%, 0.99%, 1.73%, 1.42% and 1.09% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 1.06%, 1.76%, 1.76%, 0.76%, 1.26%, 1.01% and 0.76% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The net and gross expenses shown include the total operating expenses of the Strategy and the indirect expenses of the Strategy’s Underlying Portfolios, as based upon the allocation of the Strategy’s assets among the Underlying Portfolios, and may be higher or lower than those shown.

*	Inception Date: 6/29/07 for all share classes.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

This strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	53

Historical Performance

2055 RETIREMENT STRATEGY

HISTORICAL PERFORMANCE

(continued from previous page)

SEC CUMULATIVE RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
SEC Returns

Class A Shares
Since Inception*	0.57%

Class B Shares
Since Inception*	0.90%

Class C Shares
Since Inception*	3.90%

Advisor Class Shares†
Since Inception*	5.20%

Class R Shares†
Since Inception*	5.00%

Class K Shares†
Since Inception*	5.10%

Class I Shares†
Since Inception*	5.20%

*	Inception Date: 6/29/07 for all share classes.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

This strategy is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

54	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTOFLIOS^~ AS OF AUGUST 31, 2007
NAV/SEC Returns†
AllianceBernstein Global Real Estate Investment Portfolio
1 Year	14.33%
Since Inception*	21.77%

AllianceBernstein Global Research Growth Portfolio
1 Year	15.35%
Since Inception*	12.02%

AllianceBernstein Global Value Portfolio
1 Year	18.19%
Since Inception*	16.51%

AllianceBernstein High-Yield Portfolio
1 Year	6.22%
Since Inception*	6.47%

AllianceBernstein Inflation Protected Securities Portfolio
1 Year	4.44%
Since Inception*	3.27%

AllianceBernstein Intermediate Duration Bond Portfolio
1 Year	5.03%
Since Inception*	4.00%

AllianceBernstein International Growth Portfolio
1 Year	18.09%
Since Inception*	19.86%

AllianceBernstein International Value Portfolio
1 Year	20.64%
Since Inception*	27.76%

AllianceBernstein Short Duration Bond Portfolio
1 Year	4.51%
Since Inception*	3.82%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	27.50%
Since Inception*	19.94%

*	Inception dates: 5/20/05 for all Portfolios, except Global Research Growth Portfolio and Global Value Portfolio; their inception date is 6/1/06.

†	These Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Underlying Portfolios.

^

Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public.

~	The Underlying Portfolios do not contain sales charges or management fees.

Global Research Growth Portfolio and Global Value Portfolio are relatively new and have been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	55

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

NAV/SEC Returns†
AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	18.64%
Since Inception*	13.40%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	15.23%
Since Inception*	11.73%

AllianceBernstein U.S. Value Portfolio
1 Year	13.55%
Since Inception*	13.54%

*	Inception dates: 5/20/05 for all Portfolios, except Global Research Growth Portfolio and Global Value Portfolio; their inception date is 6/1/06.

†	These Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Underlying Portfolios.

^

Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public.

~	The Underlying Portfolios do not contain sales charges or management fees.

(Historical Performance continued on next page)

56	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS FOR THE UNDERLYING PORTFOLIOS^~ AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
NAV/SEC Returns†
AllianceBernstein Global Real Estate Investment Portfolio
1 Year	18.85%
Since Inception*	23.97%

AllianceBernstein Global Research Growth Portfolio
1 Year	23.35%
Since Inception*	17.11%

AllianceBernstein Global Value Portfolio
1 Year	21.67%
Since Inception*	19.05%

AllianceBernstein High-Yield Portfolio
1 Year	7.54%
Since Inception*	7.44%

AllianceBernstein Inflation Protected Securities Portfolio
1 Year	5.38%
Since Inception*	3.64%

AllianceBernstein Intermediate Duration Bond Portfolio
1 Year	4.83%
Since Inception*	4.11%

AllianceBernstein International Growth Portfolio
1 Year	29.46%
Since Inception*	23.24%

AllianceBernstein International Value Portfolio
1 Year	25.53%
Since Inception*	29.42%

AllianceBernstein Short Duration Bond Portfolio
1 Year	4.57%
Since Inception*	3.96%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	32.45%
Since Inception*	21.60%

*	Inception dates: 5/20/05 for all Portfolios, except Global Research Growth Portfolio and Global Value Portfolio; their inception date is 6/1/06.

†	These Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Underlying Portfolios.

^

Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public.

~	The Underlying Portfolios do not contain sales charges or management fees.

Global Research Growth Portfolio and Global Value Portfolio are relatively new and have been in existence for less than two years. The returns reflected may not be illustrative of long-term performance.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	57

Historical Performance

THE UNDERLYING PORTFOLIOS

HISTORICAL PERFORMANCE

(continued from previous page)

NAV/SEC Returns†
AllianceBernstein Small-Mid-Cap Value Portfolio
1 Year	18.00%
Since Inception*	13.49%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year	19.03%
Since Inception*	13.98%

AllianceBernstein U.S. Value Portfolio
1 Year	13.95%
Since Inception*	14.36%

*	Inception dates: 5/20/05 for all Portfolios, except Global Research Growth Portfolio and Global Value Portfolio; their inception date is 6/1/06.

†	These Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns. The Underlying Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Underlying Portfolios.

^

Please note, shares of the Underlying Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment, like the Strategies. These share classes are not currently offered for direct investment from the general public.

~	The Underlying Portfolios do not contain sales charges or management fees.

58	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Historical Performance

FUND EXPENSES

As a shareholder of the Strategy, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Strategy expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Strategy and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Strategy’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Strategy’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Strategy and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Each Strategy will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Strategies invest. These expenses are not included in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	59

Fund Expenses

FUND EXPENSES

(continued from previous page)

2000 Retirement Strategy

	Beginning Account Value March 1, 2007	Ending Account Value August 31, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A – Actual	$1,000	$1,024.45	$4.69	0.92%
Class A – Hypothetical**	$1,000	$1,020.57	$4.69	0.92%
Class B – Actual	$1,000	$1,020.23	$8.10	1.59%
Class B – Hypothetical**	$1,000	$1,017.19	$8.08	1.59%
Class C – Actual	$1,000	$1,020.23	$8.15	1.60%
Class C – Hypothetical**	$1,000	$1,017.14	$8.13	1.60%
Advisor Class – Actual	$1,000	$1,025.24	$3.32	0.65%
Advisor Class – Hypothetical**	$1,000	$1,021.93	$3.31	0.65%
Class R – Actual	$1,000	$1,022.14	$5.40	1.06%
Class R – Hypothetical**	$1,000	$1,019.86	$5.40	1.06%
Class K – Actual	$1,000	$1,023.93	$4.23	0.83%
Class K – Hypothetical**	$1,000	$1,021.02	$4.23	0.83%
Class I – Actual	$1,000	$1,023.83	$2.81	0.55%
Class I – Hypothetical**	$1,000	$1,022.43	$2.80	0.55%

2005 Retirement Strategy

	Beginning Account Value March 1, 2007	Ending Account Value August 31, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A – Actual	$1,000	$1,023.46	$4.85	0.95%
Class A – Hypothetical**	$1,000	$1,020.42	$4.84	0.95%
Class B – Actual	$1,000	$1,021.02	$8.46	1.66%
Class B – Hypothetical**	$1,000	$1,016.84	$8.44	1.66%
Class C – Actual	$1,000	$1,020.15	$8.30	1.63%
Class C – Hypothetical**	$1,000	$1,016.99	$8.29	1.63%
Advisor Class – Actual	$1,000	$1,025.15	$3.11	0.61%
Advisor Class – Hypothetical**	$1,000	$1,022.13	$3.11	0.61%
Class R – Actual	$1,000	$1,022.69	$5.56	1.09%
Class R – Hypothetical**	$1,000	$1,019.71	$5.55	1.09%
Class K – Actual	$1,000	$1,023.52	$4.44	0.87%
Class K – Hypothetical**	$1,000	$1,020.82	$4.43	0.87%
Class I – Actual	$1,000	$1,025.22	$2.96	0.58%
Class I – Hypothetical**	$1,000	$1,022.28	$2.96	0.58%

60	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Fund Expenses

FUND EXPENSES

(continued from previous page)

2010 Retirement Strategy

	Beginning Account Value March 1, 2007	Ending Account Value August 31, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A – Actual	$1,000	$1,026.52	$5.06	0.99%
Class A – Hypothetical**	$1,000	$1,020.21	$5.04	0.99%
Class B – Actual	$1,000	$1,023.26	$8.72	1.71%
Class B – Hypothetical**	$1,000	$1,016.59	$8.69	1.71%
Class C – Actual	$1,000	$1,023.24	$8.62	1.69%
Class C – Hypothetical**	$1,000	$1,016.69	$8.59	1.69%
Advisor Class – Actual	$1,000	$1,029.01	$3.53	0.69%
Advisor Class – Hypothetical**	$1,000	$1,021.73	$3.52	0.69%
Class R – Actual	$1,000	$1,025.68	$5.87	1.15%
Class R – Hypothetical**	$1,000	$1,019.41	$5.85	1.15%
Class K – Actual	$1,000	$1,027.37	$4.75	0.93%
Class K – Hypothetical**	$1,000	$1,020.52	$4.74	0.93%
Class I – Actual	$1,000	$1,029.03	$3.27	0.64%
Class I – Hypothetical**	$1,000	$1,021.98	$3.26	0.64%

2015 Retirement Strategy

	Beginning Account Value March 1, 2007	Ending Account Value August 31, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A – Actual	$1,000	$1,028.55	$5.22	1.02%
Class A – Hypothetical**	$1,000	$1,020.06	$5.19	1.02%
Class B – Actual	$1,000	$1,024.47	$8.78	1.72%
Class B – Hypothetical**	$1,000	$1,016.53	$8.74	1.72%
Class C – Actual	$1,000	$1,025.33	$8.68	1.70%
Class C – Hypothetical**	$1,000	$1,016.64	$8.64	1.70%
Advisor Class – Actual	$1,000	$1,030.10	$3.53	0.69%
Advisor Class – Hypothetical**	$1,000	$1,021.73	$3.52	0.69%
Class R – Actual	$1,000	$1,027.75	$6.03	1.18%
Class R – Hypothetical**	$1,000	$1,019.26	$6.01	1.18%
Class K – Actual	$1,000	$1,028.53	$4.86	0.95%
Class K – Hypothetical**	$1,000	$1,020.42	$4.84	0.95%
Class I – Actual	$1,000	$1,030.99	$3.38	0.66%
Class I – Hypothetical**	$1,000	$1,021.88	$3.36	0.66%

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	61

Fund Expenses

FUND EXPENSES

(continued from previous page)

2020 Retirement Strategy

	Beginning Account Value March 1, 2007	Ending Account Value August 31, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A – Actual	$1,000	$1,029.02	$5.42	1.06%
Class A – Hypothetical**	$1,000	$1,019.86	$5.40	1.06%
Class B – Actual	$1,000	$1,025.02	$8.98	1.76%
Class B – Hypothetical**	$1,000	$1,016.33	$8.94	1.76%
Class C – Actual	$1,000	$1,025.02	$8.88	1.74%
Class C – Hypothetical**	$1,000	$1,016.43	$8.84	1.74%
Advisor Class – Actual	$1,000	$1,031.41	$3.64	0.71%
Advisor Class – Hypothetical**	$1,000	$1,021.63	$3.62	0.71%
Class R – Actual	$1,000	$1,028.27	$6.19	1.21%
Class R – Hypothetical**	$1,000	$1,019.11	$6.16	1.21%
Class K – Actual	$1,000	$1,028.97	$5.06	0.99%
Class K – Hypothetical**	$1,000	$1,020.21	$5.04	0.99%
Class I – Actual	$1,000	$1,031.43	$3.58	0.70%
Class I – Hypothetical**	$1,000	$1,021.68	$3.57	0.70%

2025 Retirement Strategy

	Beginning Account Value March 1, 2007	Ending Account Value August 31, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A – Actual	$1,000	$1,034.70	$5.54	1.08%
Class A – Hypothetical**	$1,000	$1,019.76	$5.50	1.08%
Class B – Actual	$1,000	$1,030.08	$9.11	1.78%
Class B – Hypothetical**	$1,000	$1,016.23	$9.05	1.78%
Class C – Actual	$1,000	$1,030.87	$9.01	1.76%
Class C – Hypothetical**	$1,000	$1,016.33	$8.94	1.76%
Advisor Class – Actual	$1,000	$1,036.21	$3.95	0.77%
Advisor Class – Hypothetical**	$1,000	$1,021.32	$3.92	0.77%
Class R – Actual	$1,000	$1,033.90	$6.31	1.23%
Class R – Hypothetical**	$1,000	$1,019.00	$6.26	1.23%
Class K – Actual	$1,000	$1,034.68	$5.18	1.01%
Class K – Hypothetical**	$1,000	$1,020.11	$5.14	1.01%
Class I – Actual	$1,000	$1,037.03	$3.70	0.72%
Class I – Hypothetical**	$1,000	$1,021.58	$3.67	0.72%

62	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Fund Expenses

FUND EXPENSES

(continued from previous page)

2030 Retirement Strategy

	Beginning Account Value March 1, 2007	Ending Account Value August 31, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A – Actual	$1,000	$1,037.58	$5.60	1.09%
Class A – Hypothetical**	$1,000	$1,019.71	$5.55	1.09%
Class B – Actual	$1,000	$1,034.59	$9.13	1.78%
Class B – Hypothetical**	$1,000	$1,016.23	$9.05	1.78%
Class C – Actual	$1,000	$1,035.40	$9.03	1.76%
Class C – Hypothetical**	$1,000	$1,016.33	$8.94	1.76%
Advisor Class – Actual	$1,000	$1,039.94	$4.11	0.80%
Advisor Class – Hypothetical**	$1,000	$1,021.17	$4.08	0.80%
Class R – Actual	$1,000	$1,037.61	$6.47	1.26%
Class R – Hypothetical**	$1,000	$1,018.85	$6.41	1.26%
Class K – Actual	$1,000	$1,038.39	$5.24	1.02%
Class K – Hypothetical**	$1,000	$1,020.06	$5.19	1.02%
Class I – Actual	$1,000	$1,039.97	$3.86	0.75%
Class I – Hypothetical**	$1,000	$1,021.42	$3.82	0.75%

2035 Retirement Strategy

	Beginning Account Value March 1, 2007	Ending Account Value August 31, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A – Actual	$1,000	$1,039.87	$5.60	1.09%
Class A – Hypothetical**	$1,000	$1,019.71	$5.55	1.09%
Class B – Actual	$1,000	$1,036.04	$9.13	1.78%
Class B – Hypothetical**	$1,000	$1,016.23	$9.05	1.78%
Class C – Actual	$1,000	$1,036.88	$9.14	1.78%
Class C – Hypothetical**	$1,000	$1,016.23	$9.05	1.78%
Advisor Class – Actual	$1,000	$1,042.21	$4.02	0.78%
Advisor Class – Hypothetical**	$1,000	$1,021.27	$3.97	0.78%
Class R – Actual	$1,000	$1,039.21	$6.53	1.27%
Class R – Hypothetical**	$1,000	$1,018.80	$6.46	1.27%
Class K – Actual	$1,000	$1,039.87	$5.24	1.02%
Class K – Hypothetical**	$1,000	$1,020.06	$5.19	1.02%
Class I – Actual	$1,000	$1,042.25	$3.81	0.74%
Class I – Hypothetical**	$1,000	$1,021.48	$3.77	0.74%

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	63

Fund Expenses

FUND EXPENSES

(continued from previous page)

2040 Retirement Strategy

	Beginning Account Value March 1, 2007	Ending Account Value August 31, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A – Actual	$1,000	$1,038.68	$5.65	1.10%
Class A – Hypothetical**	$1,000	$1,019.66	$5.60	1.10%
Class B – Actual	$1,000	$1,034.82	$9.33	1.82%
Class B – Hypothetical**	$1,000	$1,016.03	$9.25	1.82%
Class C – Actual	$1,000	$1,034.82	$9.23	1.80%
Class C – Hypothetical**	$1,000	$1,016.13	$9.15	1.80%
Advisor Class – Actual	$1,000	$1,040.16	$4.17	0.81%
Advisor Class – Hypothetical**	$1,000	$1,021.12	$4.13	0.81%
Class R – Actual	$1,000	$1,038.00	$6.47	1.26%
Class R – Hypothetical**	$1,000	$1,018.85	$6.41	1.26%
Class K – Actual	$1,000	$1,039.54	$5.29	1.03%
Class K – Hypothetical**	$1,000	$1,020.01	$5.24	1.03%
Class I – Actual	$1,000	$1,041.09	$3.91	0.76%
Class I – Hypothetical**	$1,000	$1,021.37	$3.87	0.76%

2045 Retirement Strategy

	Beginning Account Value March 1, 2007	Ending Account Value August 31, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A – Actual	$1,000	$1,042.00	$5.71	1.11%
Class A – Hypothetical**	$1,000	$1,019.61	$5.65	1.11%
Class B – Actual	$1,000	$1,038.24	$9.30	1.81%
Class B – Hypothetical**	$1,000	$1,016.08	$9.20	1.81%
Class C – Actual	$1,000	$1,038.24	$9.30	1.81%
Class C – Hypothetical**	$1,000	$1,016.08	$9.20	1.81%
Advisor Class – Actual	$1,000	$1,043.51	$4.12	0.80%
Advisor Class – Hypothetical**	$1,000	$1,021.17	$4.08	0.80%
Class R – Actual	$1,000	$1,040.52	$6.53	1.27%
Class R – Hypothetical**	$1,000	$1,018.80	$6.46	1.27%
Class K – Actual	$1,000	$1,042.07	$5.35	1.04%
Class K – Hypothetical**	$1,000	$1,019.96	$5.30	1.04%
Class I – Actual	$1,000	$1,042.77	$3.86	0.75%
Class I – Hypothetical**	$1,000	$1,021.42	$3.82	0.75%

64	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Fund Expenses

FUND EXPENSES

(continued from previous page)

2050 Retirement Strategy†

	Beginning Account Value March 1, 2007	Ending Account Value August 31, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A – Actual	$1,000	$986.00	$1.87	1.09%
Class A – Hypothetical**	$1,000	$1,019.71	$5.55	1.09%
Class B – Actual	$1,000	$985.00	$3.07	1.79%
Class B – Hypothetical**	$1,000	$1,016.18	$9.10	1.79%
Class C – Actual	$1,000	$985.00	$3.07	1.79%
Class C – Hypothetical**	$1,000	$1,016.18	$9.10	1.79%
Advisor Class – Actual	$1,000	$987.00	$1.35	0.79%
Advisor Class – Hypothetical**	$1,000	$1,021.22	$4.02	0.79%
Class R – Actual	$1,000	$986.00	$2.21	1.29%
Class R – Hypothetical**	$1,000	$1,018.70	$6.56	1.29%
Class K – Actual	$1,000	$986.00	$1.78	1.04%
Class K – Hypothetical**	$1,000	$1,019.96	$5.30	1.04%
Class I – Actual	$1,000	$987.00	$1.35	0.79%
Class I – Hypothetical**	$1,000	$1,021.22	$4.02	0.79%

2055 Retirement Strategy†

	Beginning Account Value March 1, 2007	Ending Account Value August 31, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A – Actual	$1,000	$985.00	$1.76	1.03%
Class A – Hypothetical**	$1,000	$1,020.01	$5.24	1.03%
Class B – Actual	$1,000	$984.00	$2.96	1.73%
Class B – Hypothetical**	$1,000	$1,016.48	$8.79	1.73%
Class C – Actual	$1,000	$984.00	$2.96	1.73%
Class C – Hypothetical**	$1,000	$1,016.48	$8.79	1.73%
Advisor Class – Actual	$1,000	$986.00	$1.25	0.73%
Advisor Class – Hypothetical**	$1,000	$1,021.53	$3.72	0.73%
Class R – Actual	$1,000	$985.00	$2.11	1.23%
Class R – Hypothetical**	$1,000	$1,019.00	$6.26	1.23%
Class K – Actual	$1,000	$985.00	$1.68	0.98%
Class K – Hypothetical**	$1,000	$1,020.27	$4.99	0.98%
Class I – Actual	$1,000	$986.00	$1.25	0.73%
Class I – Hypothetical**	$1,000	$1,021.53	$3.72	0.73%
*	With the exception of 2050 Retirement Strategy and 2055 Retirement Strategy, expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses of the underlying portfolios in which the Strategies invest are not included herein.

**	Assumes 5% return before expenses.

†	For 2050 Retirement Strategy and 2055 Retirement Strategy, the “Actual” and “Hypothetical” expenses paid are based on the period from June 29, 2007 commencement of operations) to August 31, 2007 and the six month period, respectively. Actual expenses are equal to each class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 64/365 (to reflect the since inception period). Hypothetical expenses are equal to each class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	65

Fund Expenses

2000 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2007

PORTFOLIO STATISTICS

Net Assets ($thousand): $12,187

*	All data are as of August 31, 2007. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2007, the Strategy’s total exposure to subprime investments was 1.44%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 262-347. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 30.

66	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2005 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2007

PORTFOLIO STATISTICS

Net Assets ($thousand): $28,494

*	All data are as of August 31, 2007. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2007, the Strategy’s total exposure to subprime investments was 0.65%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 262-347. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 30.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	67

Portfolio Summary

2010 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2007

PORTFOLIO STATISTICS

Net Assets ($thousand): $104,842

*	All data are as of August 31, 2007. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2007, the Strategy’s total exposure to subprime investments was 0.19%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 262-347. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 30.

68	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2015 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2007

PORTFOLIO STATISTICS

Net Assets ($thousand): $172,933

*	All data are as of August 31, 2007. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2007, the Strategy’s total exposure to subprime investments was 0.16%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 262-347. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 30.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	69

Portfolio Summary

2020 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2007

PORTFOLIO STATISTICS

Net Assets ($thousand): $192,148

*	All data are as of August 31, 2007. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2007, the Strategy’s total exposure to subprime investments was 0.12%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 262-347. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 30.

70	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2025 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2007

PORTFOLIO STATISTICS

Net Assets ($thousand): $172,617

*	All data are as of August 31, 2007. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2007, the Strategy’s total exposure to subprime investments was 0.07%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 262-347. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 30.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	71

Portfolio Summary

2030 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2007

PORTFOLIO STATISTICS

Net Assets ($thousand): $116,524

*	All data are as of August 31, 2007. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

Through its investments in the Underlying Portfolios, the Strategy currently has exposure to investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2007, the Strategy’s total exposure to subprime investments was 0.01%. These investments are valued in accordance with the Underlying Portfolios’ Valuation Policies.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 262-347. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 30.

72	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2035 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2007

PORTFOLIO STATISTICS

Net Assets ($thousand): $78,564

*	All data are as of August 31, 2007. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 262-347. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 30.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	73

Portfolio Summary

2040 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2007

PORTFOLIO STATISTICS

Net Assets ($thousand): $48,673

*	All data are as of August 31, 2007. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 262-347. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 30.

74	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2045 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2007

PORTFOLIO STATISTICS

Net Assets ($thousand): $34,260

*	All data are as of August 31, 2007. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 262-347. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 30.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	75

Portfolio Summary

2050 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2007

PORTFOLIO STATISTICS

Net Assets ($thousand): $69

*	All data are as of August 31, 2007. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 262-347. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 30.

76	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

2055 RETIREMENT STRATEGY

PORTFOLIO SUMMARY

August 31, 2007

PORTFOLIO STATISTICS

Net Assets ($thousand): $72

*	All data are as of August 31, 2007. The Strategy’s holdings breakdown is expressed as a percentage of total investments and may vary over time.

The Strategy invests in the Underlying Portfolios. For more details regarding the Strategy’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 262-347. Performance for each of the Underlying Portfolios compared to its benchmark may be found on page 30.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	77

Portfolio Summary

STATEMENT OF NET ASSETS

August 31, 2007

2000 Retirement Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein Intermediate Duration Bond (shares of 216,298)	$2,134,862
AllianceBernstein Inflation Protected Securities (shares of 180,518)	1,803,374
AllianceBernstein Short Duration Bond (shares of 164,480)	1,623,413
AllianceBernstein U.S. Large Cap Growth (shares of 113,871)	1,419,970
AllianceBernstein U.S. Value (shares of 113,867)	1,416,506
AllianceBernstein Global Real Estate Investment (shares of 88,214)	1,226,174
AllianceBernstein International Growth (shares of 52,805)	738,216
AllianceBernstein International Value (shares of 49,547)	737,266
AllianceBernstein High Yield (shares of 45,721)	452,180
AllianceBernstein Small-Mid Cap Value (shares of 22,746)	290,918
AllianceBernstein Small-Mid Cap Growth (shares of 19,643)	290,526

Total Investments (cost $11,980,153)	12,133,405
Receivable for capital stock sold	265,457
Receivable due from Adviser	68,082

Total assets	12,466,944

Liabilities
Payable for investments purchased	245,326
Distribution fee payable	2,772
Transfer Agent fee payable	1,930
Payable for capital stock redeemed	1,538
Accrued expenses and other liabilities	28,791

Total liabilities	280,357

Net Assets	$12,186,587

Composition of Net Assets
Capital stock, at par	$1,048
Additional paid-in capital	11,925,930
Undistributed net investment income	71,818
Accumulated net realized gain on investment transactions	34,539
Net unrealized appreciation of investments	153,252

$12,186,587

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$5,461,891	465,826	$11.73	*

B	$184,130	15,873	$11.60

C	$424,589	36,608	$11.60

Advisor	$12,510	1,062	$11.78

R	$380,926	32,996	$11.54

K	$5,041,094	436,633	$11.55

I	$681,447	58,724	$11.60

*	The maximum offering price per share for Class A shares was $12.25 which reflects a sales charge of 4.25%.

See notes to financial statements.

78	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Net Assets

STATEMENT OF NET ASSETS

August 31, 2007

2005 Retirement Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein Intermediate Duration Bond (shares of 427,377)	$4,218,206
AllianceBernstein Inflation Protected Securities (shares of 407,748)	4,073,400
AllianceBernstein U.S. Large Cap Growth (shares of 326,333)	4,069,370
AllianceBernstein U.S. Value (shares of 326,261)	4,058,688
AllianceBernstein Global Real Estate Investment (shares of 206,367)	2,868,496
AllianceBernstein International Growth (shares of 154,461)	2,159,371
AllianceBernstein International Value (shares of 144,901)	2,156,123
AllianceBernstein High Yield (shares of 170,964)	1,690,835
AllianceBernstein Short Duration Bond (shares of 128,214)	1,265,468
AllianceBernstein Small-Mid Cap Value (shares of 72,642)	929,090
AllianceBernstein Small-Mid Cap Growth (shares of 62,735)	927,846

Total investments (cost $28,165,159)	28,416,893
Receivable for investments sold	1,064,224
Receivable for capital stock sold	92,916
Receivable due from Adviser	48,443

Total assets	29,622,476

Liabilities
Payable for capital stock redeemed	1,092,994
Distribution fee payable	7,627
Transfer Agent fee payable	2,273
Accrued expenses and other liabilities	25,978

Total liabilities	1,128,872

Net Assets	$28,493,604

Composition of Net Assets
Capital stock, at par	$2,424
Additional paid-in capital	27,596,315
Undistributed net investment income	104,308
Accumulated net realized gain on investment transactions	538,823
Net unrealized appreciation of investments	251,734

$28,493,604

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$13,774,885	1,169,377	$11.78	*

B	$604,079	51,830	$11.66

C	$2,227,766	191,354	$11.64

Advisor	$161,933	13,698	$11.82

R	$3,592,416	306,591	$11.72

K	$6,734,338	572,905	$11.75

I	$1,398,187	118,557	$11.79

*	The maximum offering price per share for Class A shares was $12.30 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	79

Statement of Net Assets

STATEMENT OF NET ASSETS

August 31, 2007

2010 Retirement Strategy
Assets
AllianceBernstein U.S. Large Cap Growth (shares of 1,369,630)	$17,079,287
AllianceBernstein U.S. Value (shares of 1,370,082)	17,043,824
AllianceBernstein Intermediate Duration Bond (shares of 1,367,621)	13,498,423
AllianceBernstein Inflation Protected Securities (shares of 1,194,315)	11,931,205
AllianceBernstein Global Real Estate Investment (shares of 758,824)	10,547,655
AllianceBernstein International Growth (shares of 662,097)	9,256,116
AllianceBernstein International Value (shares of 621,345)	9,245,615
AllianceBernstein High Yield (shares of 736,146)	7,280,484
AllianceBernstein Small-Mid Cap Value (shares of 349,566)	4,470,947
AllianceBernstein Small-Mid Cap Growth (shares of 301,955)	4,465,909

Total investments (cost $103,165,859)	104,819,465
Receivable for capital stock sold	20,708,310
Receivable due from Adviser	39,453

Total assets	125,567,228

Liabilities
Payable for investments purchased	18,772,557
Payable for capital stock redeemed	1,897,273
Distribution fee payable	20,202
Transfer Agent fee payable	4,401
Accrued expenses and other liabilities	30,446

Total liabilities	20,724,879

Net Assets	$104,842,349

Composition of Net Assets
Capital stock, at par	$8,732
Additional paid-in capital	101,400,240
Undistributed net investment income	353,040
Accumulated net realized gain on investment transactions	1,426,731
Net unrealized appreciation of investments	1,653,606

$104,842,349

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$47,200,996	3,932,261	$12.00	*

B	$1,043,377	87,793	$11.88

C	$2,246,766	188,956	$11.89

Advisor	$710,563	58,940	$12.06

R	$5,428,344	453,153	$11.98

K	$37,058,766	3,085,052	$12.01

I	$11,153,537	925,895	$12.05

*	The maximum offering price per share for Class A shares was $12.53 which reflects a sales charge of 4.25%.

See notes to financial statements.

80	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Net Assets

STATEMENT OF NET ASSETS

August 31, 2007

2015 Retirement Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein U.S. Large Cap Growth (shares of 2,464,254)	$30,729,243
AllianceBernstein U.S. Value (shares of 2,464,848)	30,662,713
AllianceBernstein Intermediate Duration Bond (shares of 1,906,260)	18,814,785
AllianceBernstein Global Real Estate Investment (shares of 1,250,770)	17,385,699
AllianceBernstein International Growth (shares of 1,232,446)	17,229,602
AllianceBernstein International Value (shares of 1,156,523)	17,209,060
AllianceBernstein High Yield (shares of 1,212,721)	11,993,808
AllianceBernstein Inflation Protected Securities (shares of 1,111,950)	11,108,383
AllianceBernstein Small-Mid Cap Value (shares of 695,415)	8,894,357
AllianceBernstein Small-Mid Cap Growth (shares of 600,687)	8,884,156

Total Investments (cost $169,744,579)	172,911,806
Receivable for capital stock sold	28,862,276
Receivable due from Adviser	25,202

Total assets	201,799,284

Liabilities
Payable for investments purchased	25,263,264
Payable for capital stock redeemed	3,530,057
Distribution fee payable	32,147
Transfer Agent fee payable	7,914
Accrued expenses and other liabilities	32,840

Total liabilities	28,866,222

Net Assets	$172,933,062

Composition of Net Assets
Capital stock, at par	$14,105
Additional paid-in capital	167,840,028
Undistributed net investment income	594,773
Accumulated net realized gain on investment transactions	1,316,929
Net unrealized appreciation of investments	3,167,227

$172,933,062

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$66,920,471	5,461,934	$12.25	*

B	$3,487,006	287,149	$12.14

C	$2,356,267	194,088	$12.14

Advisor	$726,252	58,947	$12.32

R	$9,928,195	812,539	$12.22

K	$63,055,733	5,142,057	$12.26

I	$26,459,138	2,148,726	$12.31

*	The maximum offering price per share for Class A shares was $12.79 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	81

Statement of Net Assets

STATEMENT OF NET ASSETS

August 31, 2007

2020 Retirement Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein U.S. Large Cap Growth (shares of 3,010,887)	$37,545,761
AllianceBernstein U.S. Value (shares of 3,011,802)	37,466,822
AllianceBernstein International Growth (shares of 1,524,922)	21,318,408
AllianceBernstein International Value (shares of 1,431,014)	21,293,485
AllianceBernstein Global Real Estate Investment (shares of 1,390,130)	19,322,812
AllianceBernstein Intermediate Duration Bond (shares of 1,637,954)	16,166,605
AllianceBernstein High Yield (shares of 1,348,440)	13,336,072
AllianceBernstein Small-Mid Cap Value (shares of 866,385)	11,081,062
AllianceBernstein Small-Mid Cap Growth (shares of 748,384)	11,068,595
AllianceBernstein Inflation Protected Securities (shares of 380,458)	3,800,774

Total investments (cost $189,192,489)	192,400,396
Receivable for capital stock sold	35,892,180
Receivable due from Adviser	12,930

Total assets	228,305,506

Liabilities
Payable for investments purchased	33,124,228
Payable for capital stock redeemed	2,958,813
Distribution fee payable	34,853
Transfer Agent fee payable	6,483
Accrued expenses and other liabilities	33,151

Total liabilities	36,157,528

Net Assets	$192,147,978

Composition of Net Assets
Capital stock, at par	$15,469
Additional paid-in capital	186,372,469
Undistributed net investment income	639,126
Accumulated net realized gain on investment transactions	1,913,007
Net unrealized appreciation of investments	3,207,907

$192,147,978

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$70,857,902	5,707,707	$12.41	*

B	$3,029,012	246,414	$12.29

C	$2,484,445	202,118	$12.29

Advisor	$1,768,932	141,791	$12.48

R	$15,551,404	1,257,660	$12.37

K	$69,379,698	5,580,812	$12.43

I	$29,076,585	2,332,587	$12.47

*	The maximum offering price per share for Class A shares was $12.96 which reflects a sales charge of 4.25%.

See notes to financial statements.

82	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Net Assets

STATEMENT OF NET ASSETS

August 31, 2007

2025 Retirement Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein U.S. Large Cap Growth (shares of 2,959,196)	$36,901,179
AllianceBernstein U.S. Value (shares of 2,959,599)	36,817,415
AllianceBernstein International Growth (shares of 1,492,610)	20,866,685
AllianceBernstein International Value (shares of 1,400,593)	20,840,824
AllianceBernstein Global Real Estate Investment (shares of 1,247,012)	17,333,471
AllianceBernstein Small-Mid Cap Value (shares of 862,171)	11,027,173
AllianceBernstein Small-Mid Cap Growth (shares of 744,700)	11,014,108
AllianceBernstein High Yield (shares of 1,035,779)	10,243,854
AllianceBernstein Intermediate Duration Bond (shares of 777,001)	7,669,000

Total investments (cost $168,408,252)	172,713,709
Receivable for capital stock sold	23,580,304
Receivable due from Adviser	16,485

Total assets	196,310,498

Liabilities
Payable for investments purchased	19,631,782
Payable for capital stock redeemed	3,990,382
Distribution fee payable	33,107
Transfer Agent fee payable	8,879
Accrued expenses and other liabilities	29,473

Total liabilities	23,693,623

Net Assets	$172,616,875

Composition of Net Assets
Capital stock, at par	$13,456
Additional paid-in capital	166,158,732
Undistributed net investment income	484,077
Accumulated net realized gain on investment transactions	1,655,153
Net unrealized appreciation of investments	4,305,457

$172,616,875

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$78,181,507	6,098,559	$12.82	*

B	$1,596,231	125,936	$12.67

C	$1,821,225	143,534	$12.69

Advisor	$684,360	53,151	$12.88

R	$10,811,412	843,896	$12.81

K	$60,216,210	4,692,139	$12.83

I	$19,305,930	1,498,959	$12.88

*	The maximum offering price per share for Class A shares was $13.39 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	83

Statement of Net Assets

STATEMENT OF NET ASSETS

August 31, 2007

2030 Retirement Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein U.S. Large Cap Growth (shares of 2,156,755)	$26,894,739
AllianceBernstein U.S. Value (shares of 2,157,320)	26,837,062
AllianceBernstein International Growth (shares of 1,089,121)	15,225,906
AllianceBernstein International Value (shares of 1,022,009)	15,207,494
AllianceBernstein Global Real Estate Investment (shares of 840,019)	11,676,268
AllianceBernstein Small-Mid Cap Value (shares of 649,125)	8,302,309
AllianceBernstein Small-Mid Cap Growth (shares of 560,683)	8,292,505
AllianceBernstein High Yield (shares of 290,847)	2,876,477
AllianceBernstein Intermediate Duration Bond (shares of 116,373)	1,148,596

Total investments (cost $113,512,351)	116,461,356
Receivable for capital stock sold	18,153,621
Receivable due from Adviser	31,544

Total assets	134,646,521

Liabilities
Payable for investments purchased	16,472,605
Payable for capital stock redeemed	1,590,014
Distribution fee payable	22,260
Transfer Agent fee payable	7,210
Accrued expenses and other liabilities	30,004

Total liabilities	18,122,093

Net Assets	$116,524,428

Composition of Net Assets
Capital stock, at par	$9,170
Additional paid-in capital	112,661,305
Undistributed net investment income	165,561
Accumulated net realized gain on investment transactions	739,387
Net unrealized appreciation of investments	2,949,005

$116,524,428

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$47,575,370	3,744,793	$12.70	*

B	$1,580,537	125,794	$12.56

C	$2,217,157	176,312	$12.58

Advisor	$479,948	37,611	$12.76

R	$9,025,545	711,271	$12.69

K	$42,433,364	3,338,412	$12.71

I	$13,212,507	1,036,148	$12.75

*	The maximum offering price per share for Class A shares was $13.26 which reflects a sales charge of 4.25%.

See notes to financial statements.

84	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Net Assets

STATEMENT OF NET ASSETS

August 31, 2007

2035 Retirement Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein U.S. Large Cap Growth (shares of 1,509,623)	$18,825,005
AllianceBernstein U.S. Value (shares of 1,509,951)	18,783,795
AllianceBernstein International Growth (shares of 762,597)	10,661,107
AllianceBernstein International Value (shares of 715,669)	10,649,149
AllianceBernstein Global Real Estate Investment (shares of 566,427)	7,873,332
AllianceBernstein Small-Mid Cap Value (shares of 460,415)	5,888,709
AllianceBernstein Small-Mid Cap Growth (shares of 397,686)	5,881,770

Total investments (cost $76,172,829)	78,562,867
Receivable for capital stock sold	14,826,984
Receivable due from Adviser	44,489

Total assets	93,434,340

Liabilities
Payable for investments purchased	10,716,391
Payable for capital stock redeemed	4,105,055
Distribution fee payable	14,582
Transfer Agent fee payable	5,327
Accrued expenses and other liabilities	28,793

Total liabilities	14,870,148

Net Assets	$78,564,192

Composition of Net Assets
Capital stock, at par	$6,148
Additional paid-in capital	75,524,113
Undistributed net investment income	67,411
Accumulated net realized gain on investment transactions	576,482
Net unrealized appreciation of investments	2,390,038

$78,564,192

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$34,491,246	2,699,322	$12.78	*

B	$1,050,642	83,069	$12.65

C	$1,195,685	94,503	$12.65

Advisor	$942,105	73,389	$12.84

R	$4,446,076	349,518	$12.72

K	$27,908,213	2,183,364	$12.78

I	$8,530,225	665,042	$12.83

*	The maximum offering price per share for Class A shares was $13.35 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	85

Statement of Net Assets

STATEMENT OF NET ASSETS

August 31, 2007

2040 Retirement Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein U.S. Large Cap Growth (shares of 933,943)	$11,646,265
AllianceBernstein U.S. Value (shares of 934,292)	11,622,590
AllianceBernstein International Growth (shares of 471,652)	6,593,702
AllianceBernstein International Value (shares of 442,602)	6,585,918
AllianceBernstein Global Real Estate Investment (shares of 350,347)	4,869,824
AllianceBernstein Small-Mid Cap Value (shares of 284,820)	3,642,851
AllianceBernstein Small-Mid Cap Growth (shares of 246,029)	3,638,775

Total investments (cost $47,648,956)	48,599,925
Receivable for capital stock sold	10,709,411
Receivable due from Adviser	55,372

Total assets	59,364,708

Liabilities
Payable for investments purchased	9,037,192
Payable for capital stock redeemed	1,612,531
Distribution fee payable	8,672
Transfer Agent fee payable	4,709
Accrued expenses	29,015

Total liabilities	10,692,119

Net Assets	$48,672,589

Composition of Net Assets
Capital stock, at par	$3,778
Additional paid-in capital	47,421,228
Undistributed net investment income	34,820
Accumulated net realized gain on investment transactions	261,794
Net unrealized appreciation of investments	950,969

$48,672,589

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$19,339,430	1,499,914	$12.89	*

B	$925,296	72,391	$12.78

C	$563,305	44,066	$12.78

Advisor	$242,378	18,715	$12.95

R	$5,334,492	415,543	$12.84

K	$16,180,580	1,256,598	$12.88

I	$6,087,108	471,091	$12.92

*	The maximum offering price per share for Class A shares was $13.46 which reflects a sales charge of 4.25%.

See notes to financial statements.

86	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Net Assets

STATEMENT OF NET ASSETS

August 31, 2007

2045 Retirement Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein U.S. Large Cap Growth (shares of 656,722)	$8,189,323
AllianceBernstein U.S. Value (shares of 656,734)	8,169,770
AllianceBernstein International Growth (shares of 331,957)	4,640,754
AllianceBernstein International Value (shares of 311,475)	4,634,742
AllianceBernstein Global Real Estate Investment (shares of 246,482)	3,426,096
AllianceBernstein Small-Mid Cap Value (shares of 200,305)	2,561,897
AllianceBernstein Small-Mid Cap Growth (shares of 172,997)	2,558,628

Total investments (cost $33,140,991)	34,181,210
Receivable for capital stock sold	5,259,811
Receivable due from Adviser	53,717

Total assets	39,494,738

Liabilities
Payable for capital stock redeemed	3,012,797
Payable for investments purchased	2,185,155
Distribution fee payable	6,748
Transfer Agent fee payable	2,991
Accrued expenses and other liabilities	27,011

Total liabilities	5,234,702

Net Assets	$34,260,036

Composition of Net Assets
Capital stock, at par	$2,658
Additional paid-in capital	32,761,925
Undistributed net investment income	25,519
Accumulated net realized gain on investment transactions.	429,715
Net unrealized appreciation of investments	1,040,219

$34,260,036

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$18,710,447	1,450,804	$12.90	*

B	$318,875	24,985	$12.76

C	$344,099	26,973	$12.76

Advisor	$595,869	46,008	$12.95

R	$2,619,467	204,049	$12.84

K	$9,458,334	734,183	$12.88

I	$2,212,945	171,277	$12.92

*	The maximum offering price per share for Class A shares was $13.47 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	87

Statement of Net Assets

STATEMENT OF NET ASSETS

August 31, 2007

2050 Retirement Strategy
Assets
AllianceBernstein U.S. Large Cap Growth (shares of 1,833)	$22,854
AllianceBernstein U.S. Value (shares of 1,824)	22,690
AllianceBernstein International Growth (shares of 922)	12,889
AllianceBernstein International Value (shares of 866)	12,883
AllianceBernstein Global Real Estate Investment (shares of 686)	9,537
AllianceBernstein Small-Mid Cap Value (shares of 557)	7,125
AllianceBernstein Small-Mid Cap Growth (shares of 480)	7,105

Total investments (cost $95,946)	95,083
Receivable due from Adviser	34,734

Total assets	129,817

Liabilities
Audit fee payable	29,234
Registration fee payable	12,215
Custody fee payable	9,830
Transfer Agent fee payable	3,198
Distribution fee payable	25
Accrued expenses and other liabilities	6,293

Total liabilities	60,795

Net Assets	$69,022

Composition of Net Assets
Capital stock, at par	$7
Additional paid-in capital	70,000
Accumulated net realized loss on investment transactions	(122)
Net unrealized depreciation of investments	(863)

$69,022

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$9,855	1,000	$9.86	*

B	$9,849	1,000	$9.85

C	$9,849	1,000	$9.85

Advisor	$9,865	1,000	$9.87

R	$9,857	1,000	$9.86

K	$9,861	1,000	$9.86

I	$9,886	1,002	$9.87

*	The maximum offering price per share for Class A shares was $10.30 which reflects a sales charge of 4.25%.

See notes to financial statements.

88	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Net Assets

STATEMENT OF NET ASSETS

August 31, 2007

2055 Retirement Strategy
Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein U.S. Large Cap Growth (shares of 1,881)	$23,461
AllianceBernstein U.S. Value (shares of 1,872)	23,292
AllianceBernstein International Growth (shares of 946)	13,231
AllianceBernstein International Value (shares of 889)	13,225
AllianceBernstein Global Real Estate Investment (shares of 704)	9,790
AllianceBernstein Small-Mid Cap Value (shares of 572)	7,314
AllianceBernstein Small-Mid Cap Growth (shares of 493)	7,294

Total investments (cost $98,480)	97,607
Receivable due from Adviser	34,733

Total assets	132,340

Liabilities
Audit fee payable	29,234
Registration fee payable	12,192
Custody fee payable	9,830
Transfer Agent fee payable	3,198
Distribution fee payable	26
Accrued expenses and other liabilities	6,292

Total liabilities	60,772

Net Assets	$71,568

Composition of Net Assets
Capital stock, at par	$7
Additional paid-in capital	72,541
Accumulated net realized loss on investment transactions	(107)
Net unrealized depreciation of investments	(873)

$71,568

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$12,340	1,253	$9.85	*

B	$9,839	1,000	$9.84

C	$9,839	1,000	$9.84

Advisor	$9,977	1,012	$9.86

R	$9,847	1,000	$9.85

K	$9,851	1,000	$9.85

I	$9,875	1,002	$9.86

*	The maximum offering price per share for Class A shares was $10.29 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	89

Statement of Net Assets

STATEMENT OF OPERATIONS

Year Ended August 31, 2007

	2000 Retirement Strategy	2005 Retirement Strategy	2010 Retirement Strategy
Investment Income
Income distributions from Underlying Portfolios	$172,518	$434,119	$1,426,912

Expenses
Advisory fee (see Note B)	30,106	79,047	283,281
Distribution fee—Class A	7,261	28,336	87,331
Distribution fee—Class B	931	5,080	9,004
Distribution fee—Class C	955	4,199	15,963
Distribution fee—Class R	283	3,285	9,770
Distribution fee—Class K	6,803	7,425	26,058
Transfer agency—Class A	24,258	24,663	27,296
Transfer agency—Class B	661	1,421	1,003
Transfer agency—Class C	1,030	1,106	1,549
Transfer agency—Advisor Class	133	34	437
Transfer agency—Class R	119	1,653	5,049
Transfer agency—Class K	5,662	6,055	21,069
Transfer agency—Class I	28	236	3,160
Registration fees	99,913	100,061	100,974
Custodian	68,000	68,000	68,000
Administrative fee	37,012	37,012	37,012
Audit	34,627	34,627	34,627
Printing	19,393	12,512	27,475
Legal	17,365	17,537	17,537
Directors’ fees	3,224	3,224	3,296
Miscellaneous	3,237	4,684	5,666

Total expenses	361,001	440,197	785,557

Less: expenses waived and reimbursed by the Adviser (see Note B)	(312,129)	(298,608)	(312,481)
Less: expense offset arrangement (see Note B)	(677)	(1,154)	(2,052)

Net expenses	48,195	140,435	471,024

Net investment income	124,323	293,684	955,888

Realized and Unrealized Gain on Investment Transactions
Net realized gain on:
Sale of Underlying Portfolios shares	17,401	461,518	1,037,429
Net realized gain distributions from Underlying Portfolios	28,043	116,448	431,603
Net change in unrealized appreciation/depreciation of investments	126,439	25,079	1,211,323

Net gain on investment transactions	171,883	603,045	2,680,355

Net Increase in Net Assets from Operations	$296,206	$896,729	$3,636,243

See notes to financial statements.

90	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

	2015 Retirement Strategy	2020 Retirement Strategy	2025 Retirement Strategy
Investment Income
Income distributions from Underlying Portfolios	$2,157,345	$2,354,330	$2,277,017

Expenses
Advisory fee (see Note B)	456,816	554,109	543,220
Distribution fee—Class A	121,818	140,932	143,780
Distribution fee—Class B	26,203	21,394	11,583
Distribution fee—Class C	12,206	13,238	9,728
Distribution fee—Class R	14,237	17,412	13,443
Distribution fee—Class K	54,539	53,270	60,664
Transfer agency—Class A	32,182	32,724	42,832
Transfer agency—Class B	2,142	1,531	1,023
Transfer agency—Class C	839	783	780
Transfer agency—Advisor Class	235	429	345
Transfer agency—Class R	7,494	9,138	6,861
Transfer agency—Class K	43,119	42,175	48,306
Transfer agency—Class I	6,975	10,028	5,983
Registration fees	102,542	102,374	101,696
Custodian	68,000	68,000	68,000
Printing	37,401	37,196	26,900
Administrative fee	37,012	37,012	37,012
Audit	34,628	34,628	34,628
Legal	17,538	17,630	17,720
Directors’ fees	3,224	3,224	3,224
Miscellaneous	6,352	6,381	6,453

Total expenses	1,085,502	1,203,608	1,184,181

Less: expenses waived and reimbursed by the Adviser (see Note B)	(316,066)	(315,534)	(300,342)
Less: expense offset arrangement (see Note B)	(3,086)	(3,767)	(3,706)

Net expenses	766,350	884,307	880,133

Net investment income	1,390,995	1,470,023	1,396,884

Realized and Unrealized Gain on Investment Transactions
Net realized gain on:
Sale of Underlying Portfolios shares	753,362	1,195,706	748,694
Net realized gain distributions from Underlying Portfolios	648,415	761,490	940,304
Net change in unrealized appreciation/depreciation of investments	2,730,943	2,773,925	3,969,602

Net gain on investment transactions	4,132,720	4,731,121	5,658,600

Net Increase in Net Assets from Operations	$5,523,715	$6,201,144	$7,055,484

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	91

Statement of Operations

	2030 Retirement Strategy	2035 Retirement Strategy	2040 Retirement Strategy
Investment Income
Income distributions from Underlying Portfolios	$1,173,614	$839,489	$394,022

Expenses
Advisory fee (see Note B)	323,693	238,814	119,232
Distribution fee—Class A	80,722	65,310	30,908
Distribution fee—Class B	9,871	7,240	7,289
Distribution fee—Class C	8,715	7,965	2,908
Distribution fee—Class R	10,913	7,446	5,022
Distribution fee—Class K	35,358	19,227	8,341
Transfer agency—Class A	37,949	40,710	34,233
Transfer agency—Class B	1,424	1,316	2,793
Transfer agency—Class C	1,011	1,416	998
Transfer agency—Advisor Class	527	996	604
Transfer agency—Class R	5,505	3,821	2,745
Transfer agency—Class K	28,868	15,897	7,181
Transfer agency—Class I	4,834	3,380	2,921
Registration fees	100,716	100,873	100,067
Custodian	68,000	68,000	68,000
Administrative fee	37,012	37,012	37,012
Audit	34,627	34,627	34,627
Printing	23,810	21,317	21,260
Legal	17,540	17,449	17,445
Directors’ fees	3,224	3,224	3,224
Miscellaneous	5,602	4,687	4,029

Total expenses	839,921	700,727	510,839

Less: expenses waived and reimbursed by the Adviser (see Note B)	(304,454)	(303,997)	(311,976)
Less: expense offset arrangement (see Note B)	(3,443)	(3,487)	(3,146)

Net expenses	532,024	393,243	195,717

Net investment income	641,590	446,246	198,305

Realized and Unrealized Gain on Investment Transactions
Net realized gain on:
Sale of Underlying Portfolios shares	248,343	171,078	103,651
Net realized gain distributions from Underlying Portfolios	525,701	443,069	187,067
Net change in unrealized appreciation/depreciation of investments	2,688,882	2,209,210	870,406

Net gain on investment transactions	3,462,926	2,823,357	1,161,124

Net Increase in Net Assets from Operations	$4,104,516	$3,269,603	$1,359,429

See notes to financial statements.

92	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Operations

	2045 Retirement Strategy	2050 Retirement Strategy			2055 Retirement Strategy
Investment Income
Income distributions from Underlying Portfolios	$405,490	$	– 0	–	$-0-

Expenses
Advisory fee (see Note B)	111,343		75		76
Distribution fee—Class A	34,215		5		5
Distribution fee—Class B	2,612		16		17
Distribution fee—Class C	2,391		17		17
Distribution fee—Class R	4,376		8		8
Distribution fee—Class K	6,009		4		4
Transfer agency—Class A	35,269		877		947
Transfer agency—Class B	874		877		850
Transfer agency—Class C	792		877		850
Transfer agency—Advisor Class	1,219		877		858
Transfer agency—Class R	2,370		1		– 0	–
Transfer agency—Class K	5,214		1		– 0	–
Transfer agency—Class I	1,014		1		– 0	–
Registration fees	99,996		16,186		16,186
Custodian .	68,000		11,330		11,330
Administrative fee	37,012		5,613		5,613
Audit	34,628		29,234		29,234
Legal	17,329		2,952		2,952
Printing	16,192		2,624		2,624
Directors’ fees	3,224		708		708
Miscellaneous	4,046		187		186

Total expenses	488,125		72,470		72,465

Less: expenses waived and reimbursed by the Adviser (see Note B)	(301,694)		(72,328)		(72,328)
Less: expense offset arrangement (see Note B)	(3,118)		(8)		(2)

Net expenses	183,313		134		135

Net investment income (loss)	222,177		(134)		(135)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Sale of Underlying Portfolios shares	205,051		– 0	–	13
Net realized gain distributions from Underlying Portfolios	243,913		– 0	–	– 0	–
Net change in unrealized appreciation/depreciation of investments	972,977		(863)		(873)

Net gain (loss) on investment transactions	1,421,941		(863)		(860)

Net Increase (Decrease) in Net Assets from Operations	$1,644,118		$(997)		$(995)

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	93

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	2000 Retirement Strategy
	Year Ended August 31, 2007	Year Ended August 31, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income	$124,323	$5,615
Net realized gain (loss) on sale of Underlying Portfolios	17,401	(4,937)
Net realized gain distributions from Underlying Portfolios	28,043	279
Net change in unrealized appreciation/depreciation of investments	126,439	26,813

Net increase in net assets from operations	296,206	27,770
Dividends and Distributions to Shareholders from
Net investment income
Class A	(34,838)	– 0	–
Class B	(875)	– 0	–
Class C	(1,271)	– 0	–
Advisor Class	(248)	– 0	–
Class R	(439)	– 0	–
Class K	(20,172)	– 0	–
Class I	(412)	– 0	–
Net realized gain on investment transactions
Class A	(4,336)	– 0	–
Class B	(131)	– 0	–
Class C	(190)	– 0	–
Advisor Class	(29)	– 0	–
Class R	(36)	– 0	–
Class K	(1,409)	– 0	–
Class I	(29)	– 0	–
Capital Stock Transactions
Net increase	10,900,946	1,026,080

Total increase	11,132,737	1,053,850
Net Assets
Beginning of period	1,053,850	– 0	–

End of period, (including undistributed net investment income of $71,818 and $5,825, respectively)	$12,186,587	$1,053,850

See notes to financial statements.

94	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

	2005 Retirement Strategy
	Year Ended August 31, 2007	Year Ended August 31, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income	$293,684	$38,547
Net realized gain (loss) on sale of Underlying Portfolio shares	461,518	(19,055)
Net realized gain distributions from Underlying Portfolios	116,448	5,164
Net change in unrealized appreciation/depreciation of investments	25,079	226,655

Net increase in net assets from operations	896,729	251,311
Dividends and Distributions to Shareholders from
Net investment income
Class A	(197,038)	– 0	–
Class B	(10,075)	– 0	–
Class C	(3,550)	– 0	–
Advisor Class	(286)	– 0	–
Class R	(850)	– 0	–
Class K	(16,627)	– 0	–
Class I	(481)	– 0	–
Net realized gain on investment transactions
Class A	(21,401)	– 0	–
Class B	(1,287)	– 0	–
Class C	(454)	– 0	–
Advisor Class	(29)	– 0	–
Class R	(92)	– 0	–
Class K	(1,602)	– 0	–
Class I	(44)	– 0	–
Capital Stock Transactions
Net increase	23,213,639	4,385,741

Total increase	23,856,552	4,637,052
Net Assets
Beginning of period	4,637,052	– 0	–

End of period, (including undistributed net investment income of $104,308 and $41,238, respectively)	$28,493,604	$4,637,052

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	95

Statement of Changes in Net Assets

	2010 Retirement Strategy
	Year Ended August 31, 2007	Year Ended August 31, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income	$955,888	$68,521
Net realized gain (loss) on sale of Underlying Portfolio shares	1,037,429	(11,879)
Net realized gain distributions from Underlying Portfolios	431,603	12,150
Net change in unrealized appreciation/depreciation of investments	1,211,323	442,283

Net increase in net assets from operations	3,636,243	511,075
Dividends and Distributions to Shareholders from
Net investment income
Class A	(502,242)	– 0	–
Class B	(14,242)	– 0	–
Class C	(20,611)	– 0	–
Advisor Class	(7,684)	– 0	–
Class R	(4,055)	– 0	–
Class K	(111,506)	– 0	–
Class I	(12,045)	– 0	–
Net realized gain on investment transactions
Class A	(31,762)	– 0	–
Class B	(1,128)	– 0	–
Class C	(1,633)	– 0	–
Advisor Class	(461)	– 0	–
Class R	(278)	– 0	–
Class K	(6,862)	– 0	–
Class I	(691)	– 0	–
Capital Stock Transactions
Net increase	88,637,656	12,772,575

Total increase	91,558,699	13,283,650
Net Assets
Beginning of period	13,283,650	– 0	–

End of period, (including undistributed net investment income of $353,040 and $73,976, respectively)	$104,842,349	$13,283,650

See notes to financial statements.

96	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

	2015 Retirement Strategy
	Year Ended August 31, 2007	Year Ended August 31, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,390,995	$47,304
Net realized gain (loss) on sale of Underlying Portfolio shares	753,362	(42,654)
Net realized gain distributions from Underlying Portfolios	648,415	3,336
Net change in unrealized appreciation/depreciation of investments	2,730,943	436,284

Net increase in net assets from operations	5,523,715	444,270
Dividends and Distributions
to Shareholders from
Net investment income
Class A	(612,760)	– 0	–
Class B	(32,173)	– 0	–
Class C	(10,195)	– 0	–
Advisor Class	(3,919)	– 0	–
Class R	(17,773)	– 0	–
Class K	(158,489)	– 0	–
Class I	(9,629)	– 0	–
Net realized gain on investment transactions
Class A	(31,832)	– 0	–
Class B	(2,157)	– 0	–
Class C	(683)	– 0	–
Advisor Class	(192)	– 0	–
Class R	(978)	– 0	–
Class K	(8,128)	– 0	–
Class I	(458)	– 0	–
Capital Stock Transactions
Net increase	153,252,616	14,601,827

Total increase	157,886,965	15,046,097
Net Assets
Beginning of period	15,046,097	– 0	–

End of period, (including undistributed net investment income of $594,773 and $48,965, respectively)	$172,933,062	$15,046,097

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	97

Statement of Changes in Net Assets

	2020 Retirement Strategy
	Year Ended August 31, 2007	Year Ended August 31, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,470,023	$45,361
Net realized gain (loss) on sale of Underlying Portfolio shares	1,195,706	(9,462)
Net realized gain distributions from Underlying Portfolios	761,490	3,832
Net change in unrealized appreciation/depreciation of investments	2,773,925	433,982

Net increase in net assets from operations	6,201,144	473,713
Dividends and Distributions to Shareholders from
Net investment income
Class A	(657,355)	– 0	–
Class B	(24,023)	– 0	–
Class C	(10,834)	– 0	–
Advisor Class	(7,155)	– 0	–
Class R	(20,159)	– 0	–
Class K	(129,404)	– 0	–
Class I	(26,871)	– 0	–
Net realized gain on investment transactions
Class A	(29,216)	– 0	–
Class B	(1,397)	– 0	–
Class C	(630)	– 0	–
Advisor Class	(299)	– 0	–
Class R	(892)	– 0	–
Class K	(5,803)	– 0	–
Class I	(1,101)	– 0	–
Capital Stock Transactions
Net increase	169,748,958	16,639,302

Total increase	175,034,963	17,113,015
Net Assets
Beginning of period	17,113,015	– 0	–

End of period, (including undistributed net investment income of $639,126 and $47,180, respectively)	$192,147,978	$17,113,015

See notes to financial statements.

98	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

	2025 Retirement Strategy
	Year Ended August 31, 2007	Year Ended August 31, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,396,884	$48,810
Net realized gain (loss) on sale of Underlying Portfolio shares	748,694	(10,243)
Net realized gain distributions from Underlying Portfolios	940,304	2,840
Net change in unrealized appreciation/depreciation of investments	3,969,602	335,855

Net increase in net assets from operations	7,055,484	377,262
Dividends and Distributions to Shareholders from
Net investment income
Class A	(714,899)	– 0	–
Class B	(13,948)	– 0	–
Class C	(9,307)	– 0	–
Advisor Class	(5,776)	– 0	–
Class R	(9,334)	– 0	–
Class K	(187,573)	– 0	–
Class I	(17,630)	– 0	–
Net realized gain on investment transactions
Class A	(21,949)	– 0	–
Class B	(539)	– 0	–
Class C	(360)	– 0	–
Advisor Class	(169)	– 0	–
Class R	(346)	– 0	–
Class K	(5,995)	– 0	–
Class I	(506)	– 0	–
Capital Stock Transactions
Net increase	149,972,896	16,199,564

Total increase	156,040,049	16,576,826
Net Assets
Beginning of period	16,576,826	– 0	–

End of period, (including undistributed net investment income of $484,077 and $50,238 respectively)	$172,616,875	$16,576,826

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	99

Statement of Changes in Net Assets

	2030 Retirement Strategy
	Year Ended August 31, 2007	Year Ended August 31, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income	$641,590	$12,184
Net realized gain (loss) on investment transactions	248,343	(5,811)
Net realized gain distributions from Underlying Portfolios	525,701	4,328
Net change in unrealized appreciation/depreciation of investments	2,688,882	260,123

Net increase in net assets from operations	4,104,516	270,824
Dividends and Distributions to Shareholders from
Net investment income
Class A	(337,619)	– 0	–
Class B	(9,380)	– 0	–
Class C	(3,734)	– 0	–
Advisor Class	(5,633)	– 0	–
Class R	(12,693)	– 0	–
Class K	(97,721)	– 0	–
Class I	(19,861)	– 0	–
Net realized gain on investment transactions
Class A	(24,348)	– 0	–
Class B	(908)	– 0	–
Class C	(361)	– 0	–
Advisor Class	(382)	– 0	–
Class R	(966)	– 0	–
Class K	(6,786)	– 0	–
Class I	(1,290)	– 0	–
Capital Stock Transactions
Net increase	103,875,240	8,795,530

Total increase	107,458,074	9,066,354
Net Assets
Beginning of period	9,066,354	– 0	–

End of period, (including undistributed net investment income of $165,561 and $14,131 respectively)	$116,524,428	$9,066,354

See notes to financial statements.

100	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

	2035 Retirement Strategy
	Year Ended August 31, 2007	Year Ended August 31, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income	$446,246	$5,071
Net realized gain (loss) on sale of Underlying Portfolio shares	171,078	(17,666)
Net realized gain distributions from Underlying Portfolios	443,069	1,909
Net change in unrealized appreciation/depreciation of investments	2,209,210	180,828

Net increase in net assets from operations	3,269,603	170,142
Dividends and Distributions to Shareholders from
Net investment income
Class A	(296,414)	– 0	–
Class B	(6,625)	– 0	–
Class C	(7,110)	– 0	–
Advisor Class	(6,663)	– 0	–
Class R	(12,025)	– 0	–
Class K	(42,075)	– 0	–
Class I	(12,144)	– 0	–
Net realized gain on investment transactions
Class A	(17,609)	– 0	–
Class B	(527)	– 0	–
Class C	(565)	– 0	–
Advisor Class	(374)	– 0	–
Class R	(755)	– 0	–
Class K	(2,415)	– 0	–
Class I	(645)	– 0	–
Capital Stock Transactions
Net increase	68,797,986	6,732,407

Total increase	71,661,643	6,902,549
Net Assets
Beginning of period	6,902,549	– 0	–

End of period, (including undistributed net investment income of $67,411 and $5,948 respectively)	$78,564,192	$6,902,549

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	101

Statement of Changes in Net Assets

	2040 Retirement Strategy
	Year Ended August 31, 2007	Year Ended August 31, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income	$198,305	$2,092
Net realized gain (loss) on sale of Underlying Portfolio shares	103,651	(18,419)
Net realized gain distributions from Underlying Portfolios	187,067	1,090
Net change in unrealized appreciation/depreciation of investments	870,406	80,563

Net increase in net assets from operations	1,359,429	65,326
Dividends and Distributions to Shareholders from
Net investment income
Class A	(114,491)	– 0	–
Class B	(7,189)	– 0	–
Class C	(2,352)	– 0	–
Advisor Class	(3,386)	– 0	–
Class R	(4,493)	– 0	–
Class K	(24,338)	– 0	–
Class I	(8,354)	– 0	–
Net realized gain on investment transactions
Class A	(8,892)	– 0	–
Class B	(799)	– 0	–
Class C	(261)	– 0	–
Advisor Class	(249)	– 0	–
Class R	(333)	– 0	–
Class K	(1,589)	– 0	–
Class I	(518)	– 0	–
Capital Stock Transactions
Net increase	44,017,149	3,407,929

Total increase	45,199,334	3,473,255
Net Assets
Beginning of period	3,473,255	– 0	–

End of period, Including (undistributed net investment income of $34,820 and $2,602, respectively)	$48,672,589	$3,473,255

See notes to financial statements.

102	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

	2045 Retirement Strategy
	Year Ended August 31, 2007	Year Ended August 31, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income	$222,177	$2,864
Net realized gain (loss) on sale of Underlying Portfolio shares	205,051	(7,700)
Net realized gain distributions from Underlying Portfolios	243,913	872
Net change in unrealized appreciation/depreciation of investments	972,977	67,242

Net increase in net assets from operations	1,644,118	63,278
Dividends and Distributions to Shareholders from
Net investment income
Class A	(159,167)	– 0	–
Class B	(2,727)	– 0	–
Class C	(2,297)	– 0	–
Advisor Class	(4,568)	– 0	–
Class R	(5,068)	– 0	–
Class K	(18,983)	– 0	–
Class I	(4,716)	– 0	–
Net realized gain on investment transactions
Class A	(11,728)	– 0	–
Class B	(271)	– 0	–
Class C	(228)	– 0	–
Advisor Class	(320)	– 0	–
Class R	(378)	– 0	–
Class K	(1,260)	– 0	–
Class I	(289)	– 0	–
Capital Stock Transactions
Net increase	30,466,026	2,298,614

Total increase	31,898,144	2,361,892
Net Assets
Beginning of period	2,361,892	– 0	–

End of period, (including undistributed net investment income of $25,519 and $3,290 respectively)	$34,260,036	$2,361,892

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	103

Statement of Changes in Net Assets

	2050 Retirement Strategy
	June 29, 2007(a) to August 31, 2007
Decrease in Net Assets from Operations
Net investment loss	$(134)
Net change in unrealized appreciation/depreciation of investments	(863)

Net decrease in net assets from operations	(997)
Capital Stock Transactions
Net increase	70,019

Total increase	69,022
Net Assets
Beginning of period	– 0	–

End of period, (including undistributed net investment income of $0)	$69,022

(a)	Commencement of operations.

See notes to financial statements.

104	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Statement of Changes in Net Assets

	2055 Retirement Strategy
	June 29, 2007(a) to August 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(135)
Net realized gain on sale of Underlying Portfolio shares	13
Net change in unrealized appreciation/depreciation of investments	(873)

Net decrease in net assets from operations	(995)
Capital Stock Transactions
Net increase	72,563

Total increase	71,568
Net Assets
Beginning of period	– 0	–

End of period, (including undistributed net investment income of $0)	$71,568

(a)	Commencement of operations.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	105

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

August 31, 2007

NOTE A

Significant Accounting Policies

The AllianceBernstein Retirement Strategies Portfolios (the “Strategies”) commenced operations on September 1, 2005 and each is a portfolio of the AllianceBernstein Blended Style Series, Inc. (the “Company”). The Company was organized as a Maryland corporation on April 24, 2002 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Company operates as a series company currently comprised of 14 portfolios, which are the twelve Strategies, the AllianceBernstein Blended Style Series U.S. Large Cap Portfolio and the AllianceBernstein Blended Style Series Global Blend Portfolio. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, the AllianceBernstein 2045 Retirement Strategy, the AllianceBernstein 2050 Retirement Strategy and the AllianceBernstein 2055 Retirement Strategy (each a “Strategy” together, the “Strategies”). The AllianceBernstein 2050 Retirement Strategy and the AllianceBernstein 2055 Retirement Strategy commenced operations on June 29, 2007. The Strategies offer Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares held for a period ending eight years after the calendar month of purchase will convert to Class A shares. Class C shares are subject to a deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent sales charge. Advisor Class and Class I shares are sold without an initial or contingent sales charge and are not subject to on going distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Strategies invest primarily in a combination of portfolios of the AllianceBernstein Pooling Portfolios (the “Underlying Portfolios”) representing a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (the “Adviser”). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting

106	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategies.

1. Security Valuation

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00pm Eastern time. Investments in the Underlying Portfolios are valued at their net asset value each business day.

2. Taxes

It is each Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in shares of the Underlying Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

4. Class Allocations

All income and expenses incurred by the Strategies are borne on a pro-rata basis by each outstanding class of shares, based in the proportionate interest in each Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged to each Strategy in proportion to net assets. Expenses included in the accompanying statements of operations do not include any expenses of the Underlying Portfolios. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	107

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategies currently pay the Adviser at the annual rates as follows:

	Average Daily Net Assets
Strategy	First $2.5 Billion	Next $2.5 Billion	In Excess of $5 Billion
2000 and 2005	0.55%	0.45%	0.40%
2010 and 2015	0.60%	0.50%	0.45%
2020, 2025, 2030, 2035, 2040, 2045, 2050 and 2055	0.65%	0.55%	0.50%

Such fees are accrued daily and paid monthly.

The Strategies compensate AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategies. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services.

For the year ended August 31, 2007, such compensation retained by ABIS was as follows:

Strategy	Amount	Strategy	Amount
2000	$19,395	2030	$27,408
2005	19,856	2035	23,115
2010	24,709	2040	20,509
2015	32,525	2045	19,726
2020	33,728	2050	–
2025	33,278	2055	–

For the year ended August 31, 2007, the Strategies’ expenses were reduced under an expense offset arrangement with ABIS as follows:

Strategy	Reduction	Strategy	Reduction
2000	$677	2030	$3,443
2005	1,154	2035	3,487
2010	2,052	2040	3,146
2015	3,086	2045	3,118
2020	3,767	2050	8
2025	3,706	2055	2

108	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis as follows:

	Prior to March 1, 2007
Strategy	Class A	Class B	Class C	Advisor Class	Class R	Class K	Class I
2000	1.10%	1.80%	1.80%	0.80%	1.30%	1.05%	0.80%
2005	1.10%	1.80%	1.80%	0.80%	1.30%	1.05%	0.80%
2010	1.20%	1.90%	1.90%	0.90%	1.40%	1.15%	0.90%
2015	1.20%	1.90%	1.90%	0.90%	1.40%	1.15%	0.90%
2020	1.25%	1.95%	1.95%	0.95%	1.45%	1.20%	0.95%
2025	1.25%	1.95%	1.95%	0.95%	1.45%	1.20%	0.95%
2030	1.25%	1.95%	1.95%	0.95%	1.45%	1.20%	0.95%
2035	1.25%	1.95%	1.95%	0.95%	1.45%	1.20%	0.95%
2040	1.25%	1.95%	1.95%	0.95%	1.45%	1.20%	0.95%
2045	1.25%	1.95%	1.95%	0.95%	1.45%	1.20%	0.95%

	Effective March 1, 2007
Strategy	Class A	Class B	Class C	Advisor Class	Class R	Class K	Class I
2000	0.86%	1.56%	1.56%	0.56%	1.06%	0.81%	0.56%
2005	0.92%	1.62%	1.62%	0.62%	1.12%	0.87%	0.62%
2010	0.94%	1.64%	1.64%	0.64%	1.14%	0.89%	0.64%
2015	0.98%	1.68%	1.68%	0.68%	1.18%	0.93%	0.68%
2020	1.02%	1.72%	1.72%	0.72%	1.22%	0.97%	0.72%
2025	1.04%	1.74%	1.74%	0.74%	1.24%	0.99%	0.74%
2030	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
2035	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
2040	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
2045	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%

	Effective June 29, 2007(a)
Strategy	Class A	Class B	Class C	Advisor Class	Class R	Class K	Class I
2050	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%
2055	1.06%	1.76%	1.76%	0.76%	1.26%	1.01%	0.76%

(a)	Commencement of operations.

For the year ended August 31, 2007, such waivers amounted to:

Strategy	Waivers	Strategy	Waivers
2000	$275,117	2030	$267,442
2005	261,596	2035	266,985
2010	275,469	2040	274,964
2015	279,054	2045	264,682
2020	278,522	2050	66,715
2025	263,330	2055	66,715

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	109

Notes to Financial Statements

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Strategies. For the year ended August 31, 2007, the Adviser voluntarily agreed to waive its fees. Such waiver amounted to:

Strategy	Administrative Fees	Strategy	Administrative Fees
2000	$37,012	2030	$37,012
2005	37,012	2035	37,012
2010	37,012	2040	37,012
2015	37,012	2045	37,012
2020	37,012	2050	5,613
2025	37,012	2055	5,613

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategies’ shares. The Distributor has advised the Strategies that it has retained front-end sales charges from the sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Strategy for the year ended August 31, 2007 as follows:

	Front End Sales Charges	Contingent Deferred Sales Charges
Strategy	Class A	Class A	Class B	Class C
2000	$319	$-0-	$3	$11
2005	2,794	678	748	1
2010	7,680	117	985	32
2015	7,745	1,507	1,153	61
2020	5,906	1,066	1,503	147
2025	7,051	2,300	2,260	23
2030	3,152	295	364	209
2035	3,358	520	432	335
2040	1,345	324	787	145
2045	2,572	186	4	34
2050	–0–	–0–	–0–	–0–
2055	5	–0–	–0–	–0–

NOTE C

Distribution Services Agreement

The Strategies have adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each Strategy pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the average daily net assets attributable to Class R shares and .25% of the average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred

110	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

expenses in excess of the distribution costs reimbursed by the Strategies for Class B, Class C, Class R and Class K shares as follows:

Strategy	Class B	Class C	Class R	Class K
2000	$54,725	$74,580	$57,354	$437,756
2005	87,731	100,239	114,388	194,895
2010	74,731	95,483	147,472	320,060
2015	148,908	77,891	142,327	428,412
2020	143,570	81,449	139,382	450,068
2025	88,056	69,433	147,315	521,060
2030	97,434	80,749	134,261	404,376
2035	95,199	80,942	117,381	367,063
2040	128,957	68,043	131,770	277,034
2045	80,075	66,906	164,406	279,645
2050	383	83	–	–
2055	–	–	–	–

While such costs may be recovered from the Strategies in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategies’ shares.

NOTE D

Investment Transactions

Purchases and sales of investments in the Underlying Portfolios for the year end August 31, 2007 were as follows:

Strategy	Purchases	Sales
2000	$16,443,416	$5,562,623
2005	29,704,079	6,377,605
2010	101,208,170	11,875,299
2015	164,385,569	9,849,785
2020	184,923,465	13,683,634
2025	160,940,132	9,344,626
2030	107,437,752	2,919,393
2035	71,264,594	1,926,070
2040	45,404,812	1,299,882
2045	32,860,441	2,271,750
2050	101,928	5,982
2055	104,471	6,005

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	111

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

	Cost	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
Strategy		Appreciation	(Depreciation)
2000	$12,041,190	$115,389	$(23,174)	$92,215
2005	28,208,297	340,910	(132,314)	208,596
2010	103,209,686	1,908,382	(298,603)	1,609,779
2015	169,812,367	3,573,561	(474,121)	3,099,440
2020	189,231,868	3,765,094	(596,566)	3,168,528
2025	168,464,594	4,641,023	(391,907)	4,249,116
2030	113,526,733	3,085,775	(151,151)	2,934,624
2035	76,193,516	2,426,979	(57,628)	2,369,351
2040	47,671,199	998,610	(69,884)	928,726
2045	33,155,436	1,074,398	(48,624)	1,025,774
2050	96,068	121	(1,106)	(985)
2055	98,587	140	(1,120)	(980)

NOTE E

Capital Stock

Class A, Class B, Class C, Advisor Class and Class R shares consist of 6,000,000,000 authorized shares and Class K and Class I shares consist of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended August 31, 2007	Year Ended August 31, 2006		Year Ended August 31, 2007	Year Ended August 31, 2006

2000 Retirement Strategy
Class A
Shares sold	804,684	86,224		$9,403,480	$917,397

Shares issued in reinvestment of dividends and distributions	3,281	– 0	–	36,939	– 0	–

Shares redeemed	(428,328)	(35)		(5,011,907)	(382)

Net increase	379,637	86,189		$4,428,512	$917,015

Class B
Shares sold	13,494	2,705		$155,314	$27,992

Shares issued in reinvestment of dividends and distributions	79	– 0	–	880	– 0	–

Shares redeemed	(405)	– 0	–	(4,658)	– 0	–

Net increase	13,168	2,705		$151,536	$27,992

112	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares			Amount
	Year Ended August 31, 2007	Year Ended August 31, 2006		Year Ended August 31, 2007	Year Ended August 31, 2006

2000 Retirement Strategy
Class C
Shares sold	34,541	3,136		$393,749	$32,000

Shares issued in reinvestment of dividends and distributions	130	– 0	–	1,461	– 0	–

Shares redeemed	(1,198)	(1)		(13,757)	(10)

Net increase	33,473	3,135		$381,453	$31,990

Advisor Class
Shares sold	44	1,000		$522	$10,000

Shares issued in reinvestment of dividends and distributions	25	– 0	–	277	– 0	–

Shares redeemed	(7)	– 0	–	(75)	– 0	–

Net increase	62	1,000		$724	$10,000

Class R
Shares sold	32,246	1,093		$372,238	$10,984

Shares issued in reinvestment of dividends and distributions	43	– 0	–	474	– 0	–

Shares redeemed	(386)	– 0	–(a)	(4,481)	(2)

Net increase	31,903	1,093		$368,231	$10,982

Class K
Shares sold	501,985	1,772		$5,684,221	$18,185

Shares issued in reinvestment of dividends and distributions	1,946	– 0	–	21,582	– 0	–

Shares redeemed	(69,062)	(8)		(795,509)	(84)

Net increase	434,869	1,764		$4,910,294	$18,101

Class I
Shares sold	57,977	1,000		$663,107	$10,000

Shares issued in reinvestment of dividends and distributions	39	– 0	–	441	– 0	–

Shares redeemed	(292)	– 0	–	(3,352)	– 0	–

Net increase	57,724	1,000		$660,196	$10,000

(a)	Amount is less than one share.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	113

Notes to Financial Statements

	Shares			Amount
	Year Ended August 31, 2007	Year Ended August 31, 2006		Year Ended August 31, 2007	Year Ended August 31, 2006

2005 Retirement Strategy
Class A
Shares sold	1,275,223	430,914		$14,710,972	$4,469,379

Shares issued in reinvestment of dividends and distributions	19,172	– 0	–	217,220	– 0	–

Shares redeemed	(481,977)	(73,955)		(5,596,264)	(796,373)

Net increase	812,418	356,959		$9,331,928	$3,673,006

Class B
Shares sold	25,956	33,304		$296,634	$349,627

Shares issued in reinvestment of dividends and distributions	971	– 0	–	10,938	– 0	–

Shares redeemed	(7,996)	(405)		(91,581)	(4,303)

Net increase	18,931	32,899		$215,991	$345,324

Class C
Shares sold	175,864	15,428		$2,015,276	$163,958

Shares issued in reinvestment of dividends and distributions	278	– 0	–	3,134	– 0	–

Shares redeemed	(215)	(1)		(2,506)	(11)

Net increase	175,927	15,427		$2,015,904	$163,947

Advisor Class
Shares sold	12,677	1,000		$150,856	$10,000

Shares issued in reinvestment of dividends and distributions	28	– 0	–	315	– 0	–

Shares redeemed	(7)	– 0	–	(75)	– 0	–

Net increase	12,698	1,000		$151,096	$10,000

Class R
Shares sold	318,825	2,726		$3,792,764	$28,539

Shares issued in reinvestment of dividends and distributions	84	– 0	–	942	– 0	–

Shares redeemed	(14,897)	(147)		(175,295)	(1,565)

Net increase	304,012	2,579		$3,618,411	$26,974

114	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares			Amount
	Year Ended August 31, 2007	Year Ended August 31, 2006		Year Ended August 31, 2007	Year Ended August 31, 2006

2005 Retirement Strategy
Class K
Shares sold	621,722	17,436		$7,229,835	$180,917

Shares issued in reinvestment of dividends and distributions	1,613	– 0	–	18,229	– 0	–

Shares redeemed	(65,475)	(2,391)		(760,647)	(25,720)

Net increase	557,860	15,045		$6,487,417	$155,197

Class I
Shares sold	225,675	1,137		$2,662,360	$11,475

Shares issued in reinvestment of dividends and distributions	46	– 0	–	524	– 0	–

Shares redeemed	(108,284)	(17)		(1,269,992)	(182)

Net increase	117,437	1,120		$1,392,892	$11,293

	Shares			Amount
	Year Ended August 31, 2007	Year Ended August 31, 2006		Year Ended August 31, 2007	Year Ended August 31, 2006

2010 Retirement Strategy
Class A
Shares sold	4,452,176	851,402		$52,461,744	$8,978,122

Shares issued in reinvestment of dividends and distributions	46,213	– 0	–	532,377	– 0	–

Shares redeemed	(1,400,997)	(16,533)		(16,554,465)	(178,468)

Net increase	3,097,392	834,869		$36,439,656	$8,799,654

Class B
Shares sold	51,361	67,375		$594,388	$713,941

Shares issued in reinvestment of dividends and distributions	1,189	– 0	–	13,622	– 0	–

Shares redeemed	(21,701)	(10,431)		(253,272)	(109,161)

Net increase	30,849	56,944		$354,738	$604,780

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	115

Notes to Financial Statements

	Shares			Amount
	Year Ended August 31, 2007	Year Ended August 31, 2006		Year Ended August 31, 2007	Year Ended August 31, 2006

2010 Retirement Strategy
Class C
Shares sold	127,954	85,846		$1,498,131	$920,118

Shares issued in reinvestment of dividends and distributions	1,686	– 0	–	19,317	– 0	–

Shares redeemed	(23,034)	(3,496)		(272,948)	(37,785)

Net increase	106,606	82,350		$1,244,500	$882,333

Advisor Class
Shares sold	33,567	26,507		$397,846	$272,473

Shares issued in reinvestment of dividends and distributions	706	– 0	–	8,144	– 0	–

Shares redeemed	(13)	(1,827)		(154)	(19,433)

Net increase	34,260	24,680		$405,836	$253,040

Class R
Shares sold	697,513	15,177		$8,242,613	$163,227

Shares issued in reinvestment of dividends and distributions	369	– 0	–	4,244	– 0	–

Shares redeemed	(257,615)	(2,291)		(3,058,780)	(24,576)

Net increase	440,267	12,886		$5,188,077	$138,651

Class K
Shares sold	3,207,870	181,755		$37,884,851	$1,931,020

Shares issued in reinvestment of dividends and distributions	10,275	– 0	–	118,368	– 0	–

Shares redeemed	(313,774)	(1,074)		(3,728,930)	(11,161)

Net increase	2,904,371	180,681		$34,274,289	$1,919,859

Class I
Shares sold	1,082,017	20,721		$12,808,488	$220,257

Shares issued in reinvestment of dividends and distributions	1,104	– 0	–	12,736	– 0	–

Shares redeemed	(173,661)	(4,286)		(2,090,664)	(45,999)

Net increase	909,460	16,435		$10,730,560	$174,258

116	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares			Amount
	Year Ended August 31, 2007	Year Ended August 31, 2006		Year Ended August 31, 2007	Year Ended August 31, 2006

2015 Retirement Strategy
Class A
Shares sold	6,503,660	828,098		$77,791,201	$8,896,388

Shares issued in reinvestment of dividends and distributions	54,806	– 0	–	642,878	– 0	–

Shares redeemed	(1,842,819)	(81,811)		(22,186,287)	(873,097)

Net increase	4,715,647	746,287		$56,247,792	$8,023,291

Class B
Shares sold	198,803	126,018		$2,345,143	$1,351,982

Shares issued in reinvestment of dividends and distributions	2,764	– 0	–	32,282	– 0	–

Shares redeemed	(23,944)	(16,492)		(292,329)	(178,975)

Net increase	177,623	109,526		$2,085,096	$1,173,007

Class C
Shares sold	161,693	36,364		$1,948,163	$388,432

Shares issued in reinvestment of dividends and distributions	837	– 0	–	9,781	– 0	–

Shares redeemed	(2,760)	(2,046)		(34,318)	(22,271)

Net increase	159,770	34,318		$1,923,626	$366,161

Advisor Class
Shares sold	111,942	11,170		$1,366,453	$122,343

Shares issued in reinvestment of dividends and distributions	350	– 0	–	4,111	– 0	–

Shares redeemed	(64,515)	– 0	–	(781,588)	– 0	–

Net increase	47,777	11,170		$588,976	$122,343

Class R
Shares sold	909,077	38,431		$11,128,698	$418,841

Shares issued in reinvestment of dividends and distributions	1,600	– 0	–	18,740	– 0	–

Shares redeemed	(135,191)	(1,378)		(1,647,918)	(15,168)

Net increase	775,486	37,053		$9,499,520	$403,673

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	117

Notes to Financial Statements

	Shares			Amount
	Year Ended August 31, 2007	Year Ended August 31, 2006		Year Ended August 31, 2007	Year Ended August 31, 2006

2015 Retirement Strategy
Class K
Shares sold	4,880,579	397,800		$58,808,606	$4,281,245

Shares issued in reinvestment of dividends and distributions	14,192	– 0	–	166,617	– 0	–

Shares redeemed	(143,959)	(6,555)		(1,761,901)	(69,262)

Net increase	4,750,812	391,245		$57,213,322	$4,211,983

Class I
Shares sold	2,541,938	27,661		$30,916,792	$301,369

Shares issued in reinvestment of dividends and distributions	858	– 0	–	10,088	– 0	–

Shares redeemed	(421,731)	– 0	–	(5,232,596)	– 0	–

Net increase	2,121,065	27,661		$25,694,284	$301,369

	Shares			Amount
	Year Ended August 31, 2007	Year Ended August 31, 2006		Year Ended August 31, 2007	Year Ended August 31, 2006

2020 Retirement Strategy
Class A
Shares sold	6,839,997	876,214		$82,785,883	$9,553,040

Shares issued in reinvestment of dividends and distributions	57,727	– 0	–	686,376	– 0	–

Shares redeemed	(2,046,485)	(19,746)		(25,368,348)	(217,006)

Net increase	4,851,239	856,468		$58,103,911	$9,336,034

Class B
Shares sold	179,466	103,124		$2,156,747	$1,118,436

Shares issued in reinvestment of dividends and distributions	1,903	– 0	–	22,505	– 0	–

Shares redeemed	(23,437)	(14,642)		(284,026)	(157,899)

Net increase	157,932	88,482		$1,895,226	$960,537

118	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares			Amount
	Year Ended August 31, 2007	Year Ended August 31, 2006		Year Ended August 31, 2007	Year Ended August 31, 2006

2020 Retirement Strategy
Class C
Shares sold	153,103	53,868		$1,886,661	$574,582

Shares issued in reinvestment of dividends and distributions	875	– 0	–	10,360	– 0	–

Shares redeemed	(4,561)	(1,167)		(55,499)	(12,971)

Net increase	149,417	52,701		$1,841,522	$561,611

Advisor Class
Shares sold	151,521	3,655		$1,830,101	$39,493

Shares issued in reinvestment of dividends and distributions	625	– 0	–	7,455	– 0	–

Shares redeemed	(14,010)	– 0	–	(176,649)	– 0	–

Net increase	138,136	3,655		$1,660,907	$39,493

Class R
Shares sold	1,296,211	48,079		$16,290,739	$514,272

Shares issued in reinvestment of dividends and distributions	970	– 0	–	11,505	– 0	–

Shares redeemed	(84,517)	(3,083)		(1,052,943)	(34,650)

Net increase	1,212,664	44,996		$15,249,301	$479,622

Class K
Shares sold	5,750,180	387,313		$70,255,018	$4,204,764

Shares issued in reinvestment of dividends and distributions	11,362	– 0	–	135,207	– 0	–

Shares redeemed	(565,508)	(2,535)		(6,985,313)	(27,341)

Net increase	5,196,034	384,778		$63,404,912	$4,177,423

Class I
Shares sold	2,600,720	111,467		$32,189,825	$1,206,552

Shares issued in reinvestment of dividends and distributions	2,349	– 0	–	27,972	– 0	–

Shares redeemed	(371,065)	(10,884)		(4,624,618)	(121,970)

Net increase	2,232,004	100,583		$27,593,179	$1,084,582

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	119

Notes to Financial Statements

	Shares			Amount
	Year Ended August 31, 2007	Year Ended August 31, 2006		Year Ended August 31, 2007	Year Ended August 31, 2006

2025 Retirement Strategy
Class A
Shares sold	7,105,940	669,367		$88,058,514	$7,442,405

Shares issued in reinvestment of dividends and distributions	60,071	– 0	–	734,062	– 0	–

Shares redeemed	(1,708,505)	(28,314)		(21,636,196)	(315,740)

Net increase	5,457,506	641,053		$67,156,380	$7,126,665

Class B
Shares sold	93,869	49,345		$1,156,589	$547,794

Shares issued in reinvestment of dividends and distributions	1,135	– 0	–	13,774	– 0	–

Shares redeemed	(15,296)	(3,117)		(192,916)	(34,809)

Net increase	79,708	46,228		$977,447	$512,985

Class C
Shares sold	112,596	38,481		$1,423,092	$429,088

Shares issued in reinvestment of dividends and distributions	649	– 0	–	7,885	– 0	–

Shares redeemed	(3,674)	(4,518)		(47,159)	(49,819)

Net increase	109,571	33,963		$1,383,818	$379,269

Advisor Class
Shares sold	41,661	20,620		$523,457	$229,649

Shares issued in reinvestment of dividends and distributions	383	– 0	–	4,692	– 0	–

Shares redeemed	(9,513)	– 0	–	(120,132)	– 0	–

Net increase	32,531	20,620		$408,017	$229,649

Class R
Shares sold	924,490	51,171		$12,037,155	$571,488

Shares issued in reinvestment of dividends and distributions	791	– 0	–	9,671	– 0	–

Shares redeemed	(123,248)	(9,308)		(1,575,289)	(105,027)

Net increase	802,033	41,863		$10,471,537	$466,461

120	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares			Amount
	Year Ended August 31, 2007	Year Ended August 31, 2006		Year Ended August 31, 2007	Year Ended August 31, 2006

2025 Retirement Strategy
Class K
Shares sold	4,349,239	617,742		$54,685,779	$6,941,864

Shares issued in reinvestment of dividends and distributions	15,827	– 0	–	193,568	– 0	–

Shares redeemed	(283,175)	(7,494)		(3,613,731)	(83,145)

Net increase	4,081,891	610,248		$51,265,616	$6,858,719

Class I
Shares sold	1,813,241	58,384		$23,093,232	$655,970

Shares issued in reinvestment of dividends and distributions	1,482	– 0	–	18,136	– 0	–

Shares redeemed	(371,440)	(2,708)		(4,801,287)	(30,154)

Net increase	1,443,283	55,676		$18,310,081	$625,816

	Shares			Amount
	Year Ended August 31, 2007	Year Ended August 31, 2006		Year Ended August 31, 2007	Year Ended August 31, 2006

2030 Retirement Strategy
Class A
Shares sold	4,346,425	399,289		$53,663,450	$4,367,720

Shares issued in reinvestment of dividends and distributions	30,008	– 0	–	361,898	– 0	–

Shares redeemed	(1,008,921)	(22,008)		(12,704,044)	(240,670)

Net increase	3,367,512	377,281		$41,321,304	$4,127,050

Class B
Shares sold	96,323	39,768		$1,189,778	$421,523

Shares issued in reinvestment of dividends and distributions	861	– 0	–	10,288	– 0	–

Shares redeemed	(4,957)	(6,201)		(62,805)	(68,395)

Net increase	92,227	33,567		$1,137,261	$353,128

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	121

Notes to Financial Statements

	Shares			Amount
	Year Ended August 31, 2007	Year Ended August 31, 2006		Year Ended August 31, 2007	Year Ended August 31, 2006

2030 Retirement Strategy
Class C
Shares sold	159,264	21,707		$2,027,052	$237,619

Shares issued in reinvestment of dividends and distributions	336	– 0	–	4,026	– 0	–

Shares redeemed	(3,918)	(1,077)		(49,475)	(12,094)

Net increase	155,682	20,630		$1,981,603	$225,525

Advisor Class
Shares sold	40,145	2,791		$479,929	$28,734

Shares issued in reinvestment of dividends and distributions	390	– 0	–	4,724	– 0	–

Shares redeemed	(5,715)	– 0	–	(70,460)	– 0	–

Net increase	34,820	2,791		$414,193	$28,734

Class R
Shares sold	708,888	57,032		$9,089,870	$614,453

Shares issued in reinvestment of dividends and distributions	1,065	– 0	–	12,851	– 0	–

Shares redeemed	(55,246)	(468)		(699,880)	(5,304)

Net increase	654,707	56,564		$8,402,841	$609,149

Class K
Shares sold	3,232,036	255,240		$40,247,705	$2,825,148

Shares issued in reinvestment of dividends and distributions	8,666	– 0	–	104,507	– 0	–

Shares redeemed	(151,312)	(6,218)		(1,917,159)	(70,432)

Net increase	3,089,390	249,022		$38,435,053	$2,754,716

Class I
Shares sold	1,153,807	68,125		$14,552,118	$708,289

Shares issued in reinvestment of dividends and distributions	1,751	– 0	–	21,151	– 0	–

Shares redeemed	(186,487)	(1,048)		(2,390,284)	(11,061)

Net increase	969,071	67,077		$12,182,985	$697,228

122	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares			Amount
	Year Ended August 31, 2007	Year Ended August 31, 2006		Year Ended August 31, 2007	Year Ended August 31, 2006

2035 Retirement Strategy
Class A
Shares sold	2,948,986	308,760		$36,148,685	$3,408,020

Shares issued in reinvestment of dividends and distributions	25,854	– 0	–	313,352	– 0	–

Shares redeemed	(566,778)	(17,500)		(7,155,616)	(193,268)

Net increase	2,408,062	291,260		$29,306,421	$3,214,752

Class B
Shares sold	61,624	31,193		$761,140	$346,351

Shares issued in reinvestment of dividends and distributions	568	– 0	–	6,855	– 0	–

Shares redeemed	(10,276)	(40)		(131,692)	(444)

Net increase	51,916	31,153		$636,303	$345,907

Class C
Shares sold	63,348	36,743		$781,925	$406,488

Shares issued in reinvestment of dividends and distributions	575	– 0	–	6,927	– 0	–

Shares redeemed	(4,917)	(1,246)		(61,596)	(14,088)

Net increase	59,006	35,497		$727,256	$392,400

Advisor Class
Shares sold	59,643	20,143		$740,871	$223,694

Shares issued in reinvestment of dividends and distributions	579	– 0	–	7,036	– 0	–

Shares redeemed	(6,976)	– 0	–	(91,496)	– 0	–

Net increase	53,246	20,143		$656,411	$223,694

Class R
Shares sold	318,882	53,862		$4,146,193	$576,720

Shares issued in reinvestment of dividends and distributions	1,056	– 0	–	12,774	– 0	–

Shares redeemed	(22,583)	(1,699)		(289,278)	(18,853)

Net increase	297,355	52,163		$3,869,689	$557,867

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	123

Notes to Financial Statements

	Shares			Amount
	Year Ended August 31, 2007	Year Ended August 31, 2006		Year Ended August 31, 2007	Year Ended August 31, 2006

2035 Retirement Strategy
Class K
Shares sold	2,181,084	140,333		$27,421,467	$1,534,905

Shares issued in reinvestment of dividends and distributions	3,671	– 0	–	44,490	– 0	–

Shares redeemed	(135,093)	(6,631)		(1,692,885)	(72,938)

Net increase	2,049,662	133,702		$25,773,072	$1,461,967

Class I
Shares sold	1,004,195	48,678		$12,790,081	$548,289

Shares issued in reinvestment of dividends and distributions	1,054	– 0	–	12,789	– 0	–

Shares redeemed	(387,791)	(1,094)		(4,974,036)	(12,469)

Net increase	617,458	47,584		$7,828,834	$535,820

	Shares			Amount
	Year Ended August 31, 2007	Year Ended August 31, 2006		Year Ended August 31, 2007	Year Ended August 31, 2006

2040 Retirement Strategy
Class A
Shares sold	1,639,465	167,717		$20,615,878	$1,878,527

Shares issued in reinvestment of dividends and distributions	10,068	– 0	–	123,339	– 0	–

Shares redeemed	(304,552)	(12,784)		(3,895,292)	(144,722)

Net increase	1,344,981	154,933		$16,843,925	$1,733,805

Class B
Shares sold	30,347	47,901		$381,201	$532,563

Shares issued in reinvestment of dividends and distributions	648	– 0	–	7,900	– 0	–

Shares redeemed	(5,478)	(1,027)		(71,623)	(11,720)

Net increase	25,517	46,874		$317,478	$520,843

124	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares			Amount
	Year Ended August 31, 2007	Year Ended August 31, 2006		Year Ended August 31, 2007	Year Ended August 31, 2006

2040 Retirement Strategy
Class C
Shares sold	34,420	14,842		$445,264	$165,927

Shares issued in reinvestment of dividends and distributions	191	– 0	–	2,336	– 0	–

Shares redeemed	(4,304)	(1,083)		(54,678)	(11,534)

Net increase	30,307	13,759		$392,922	$154,393

Advisor Class
Shares sold	22,746	6,449		$282,432	$65,520

Shares issued in reinvestment of dividends and distributions	296	– 0	–	3,635	– 0	–

Shares redeemed	(10,776)	– 0	–	(133,568)	– 0	–

Net increase	12,266	6,449		$152,499	$65,520

Class R
Shares sold	439,740	16,675		$5,731,471	$182,803

Shares issued in reinvestment of dividends and distributions	395	– 0	–	4,826	– 0	–

Shares redeemed	(40,142)	(1,125)		(513,562)	(12,707)

Net increase	399,993	15,550		$5,222,735	$170,096

Class K
Shares sold	1,278,218	49,947		$16,205,069	$558,054

Shares issued in reinvestment of dividends and distributions	2,122	– 0	–	25,928	– 0	–

Shares redeemed	(67,674)	(6,015)		(866,693)	(65,350)

Net increase	1,212,666	43,932		$15,364,304	$492,704

Class I
Shares sold	692,459	31,738		$8,882,663	$359,852

Shares issued in reinvestment of dividends and distributions	725	– 0	–	8,872	– 0	–

Shares redeemed	(245,965)	(7,866)		(3,168,249)	(89,284)

Net increase	447,219	23,872		$5,723,286	$270,568

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	125

Notes to Financial Statements

	Shares			Amount
	Year Ended August 31, 2007	Year Ended August 31, 2006		Year Ended August 31, 2007	Year Ended August 31, 2006

2045 Retirement Strategy
Class A
Shares sold	1,809,614	99,628		$22,386,006	$1,114,468

Shares issued in reinvestment of dividends and distributions	13,979	– 0	–	170,829	– 0	–

Shares redeemed	(465,269)	(7,148)		(5,929,992)	(81,323)

Net increase	1,358,324	92,480		$16,626,843	$1,033,145

Class B
Shares sold	15,994	13,264		$197,966	$146,673

Shares issued in reinvestment of dividends and distributions	234	– 0	–	2,839	– 0	–

Shares redeemed	(3,625)	(882)		(45,628)	(9,434)

Net increase	12,603	12,382		$155,177	$137,239

Class C
Shares sold	17,696	12,445		$221,653	$134,536

Shares issued in reinvestment of dividends and distributions	180	– 0	–	2,195	– 0	–

Shares redeemed	(2,318)	(1,030)		(29,458)	(11,808)

Net increase	15,558	11,415		$194,390	$122,728

Advisor Class
Shares sold	31,949	22,424		$415,119	$243,918

Shares issued in reinvestment of dividends and distributions	399	– 0	–	4,888	– 0	–

Shares redeemed	(7,764)	(1,000)		(102,292)	(11,250)

Net increase	24,584	21,424		$317,715	$232,668

Class R
Shares sold	216,531	20,508		2,798,571	$232,116

Shares issued in reinvestment of dividends and distributions	447	– 0	–	5,440	– 0	–

Shares redeemed	(31,325)	(2,112)		(402,054)	(24,584)

Net increase	185,653	18,396		2,401,957	$207,532

126	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

	Shares			Amount
	Year Ended August 31, 2007	Year Ended August 31, 2006		Year Ended August 31, 2007	Year Ended August 31, 2006

2045 Retirement Strategy
Class K
Shares sold	718,214	43,958		$9,095,067	$488,376

Shares issued in reinvestment of dividends and distributions	1,658	– 0	–	20,242	– 0	–

Shares redeemed	(27,997)	(1,650)		(362,232)	(18,561)

Net increase	691,875	42,308		$8,753,077	$469,815

Class I
Shares sold	426,728	11,119		$5,429,774	$124,872

Shares issued in reinvestment of dividends and distributions	410	– 0	–	5,005	– 0	–

Shares redeemed	(264,324)	(2,656)		(3,417,912)	(29,385)

Net increase	162,814	8,463		$2,016,867	$95,487

	Shares		Amount
	June 29, 2007(a) to August 31, 2007		June 29, 2007(a) to August 31, 2007

2050 Retirement
Strategy
Class A
Shares sold	1,000		$10,002

Shares redeemed	– 0	–(b)	(2)

Net increase	1,000		$10,000

Class B
Shares sold	1,000		$10,000

Net increase	1,000		$10,000

Class C
Shares sold	1,000		$10,001

Shares redeemed	– 0	–(b)	(1)

Net increase	1,000		$10,000

Advisor Class
Shares sold	1,000		$10,000

Net increase	1,000		$10,000

(a)	Commencement of operations.

(b)	Amount is less than one share.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	127

Notes to Financial Statements

	Shares		Amount
	June 29, 2007(a) to August 31, 2007		June 29, 2007(a) to August 31, 2007

2050 Retirement
Strategy
Class R
Shares sold	1,000		$10,001

Shares redeemed	– 0	–(b)	(1)

Net increase	1,000		$10,000

2050 Retirement
Strategy
Class K
Shares sold	1,000		$10,000

Net increase	1,000		$10,000

Class I
Shares sold	1,002		$10,019

Net increase	1,002		$10,019

	Shares		Amount
	June 29, 2007(a) to August 31, 2007		June 29, 2007(a) to August 31, 2007

2055 Retirement
Strategy
Class A
Shares sold	1,253		$12,421

Shares redeemed	– 0	–(b)	(2)

Net increase	1,253		$12,419

Class B
Shares sold	1,000		$10,000

Net increase	1,000		$10,000

Class C
Shares sold	1,000		$10,001

Shares redeemed	– 0	–(b)	(1)

Net increase	1,000		$10,000

Advisor Class
Shares sold	1,012		$10,125

Net increase	1,012		$10,125

Class R
Shares sold	1,000		$10,001

Shares redeemed	– 0	–(b)	(1)

Net increase	1,000		$10,000

Class K
Shares sold	1,000		$10,000

Net increase	1,000		$10,000

Class I
Shares sold	1,002		$10,019

Net increase	1,002		$10,019

(a)	Commencement of operations.

(b)	Amount is less than one share.

128	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Strategies

Interest Rate Risk and Credit Risk — Interest rate risk is the risk that changes in interest rates will affect the value of an Underlying Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk — An Underlying Portfolio’s investments in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of the future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk — In the ordinary course of business, the Strategies enter into contracts that contain a variety of indemnifications. The Strategies’ maximum exposure under these arrangements is unknown. However, the Strategies have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss there under to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategies, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategies did not utilize the Facility during the year ended August 31, 2007.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	129

Notes to Financial Statements

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the fiscal year ending August 31, 2007 and 2006 were as follows:

2000 Strategy	2007	2006
Distributions paid from :
Ordinary Income	$59,742	$–
Long-term capital gain	4,673	–

Total distributions paid	$64,415	$–

2005 Strategy	2007	2006
Distributions paid from :
Ordinary Income	$243,509	$–
Long-term capital gain	10,307	–

Total distributions paid	$253,816	$–

2010 Strategy	2007	2006
Distributions paid from :
Ordinary Income	$685,765	$–
Long-term capital gain	29,435	–

Total distributions paid	$715,200	$–

2015 Strategy	2007	2006
Distributions paid from :
Ordinary Income	$844,938	$–
Long-term capital gain	44,428	–

Total distributions paid	$889,366	$–

2020 Strategy	2007	2006
Distributions paid from :
Ordinary Income	$883,669	$–
Long-term capital gain	31,470	–

Total distributions paid	$915,139	$–

2025 Strategy	2007	2006
Distributions paid from :
Ordinary Income	$967,000	$–
Long-term capital gain	21,331	–

Total distributions paid	$988,331	$–

2030 Strategy	2007	2006
Distributions paid from :
Ordinary Income	$493,649	$–
Long-term capital gain	28,033	–

Total distributions paid	$521,682	$–

130	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

2035 Strategy	2007	2006
Distributions paid from :
Ordinary Income	$386,871	$–
Long-term capital gain	19,075	–

Total distributions paid	$405,946	$–

2040 Strategy	2007	2006
Distributions paid from :
Ordinary Income	$166,973	$–
Long-term capital gain	10,271	–

Total distributions paid	$177,244	$–

2045 Strategy	2007	2006
Distributions paid from :
Ordinary Income	$200,630	$–
Long-term capital gain	11,370	–

Total distributions paid	$212,000	$–

2050 Strategy	2007
Distributions paid from :
Ordinary Income	$–
Long-term capital gain	–

Total distributions paid	$–

2055 Strategy	2007
Distributions paid from :
Ordinary Income	$–
Long-term capital gain	–

Total distributions paid	$–

As of August 31, 2007 the components of accumulated earnings/(deficit) on a tax basis were as follows:

Strategy	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital and Other Gains (Losses)	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
2000	$79,101	$88,292	$–	$92,216	$259,609
2005	104,308	581,953	–	208,604	894,865
2010	353,040	1,470,558	–	1,609,779	3,433,377
2015	594,773	1,384,713	–	3,099,443	5,078,929
2020	639,126	1,952,386	–	3,168,528	5,760,040
2025	484,077	1,711,493	–	4,249,117	6,444,687
2030	165,561	753,769	–	2,934,623	3,853,953
2035	67,411	597,169	–	2,369,351	3,033,931
2040	34,820	284,033	–	928,730	1,247,583
2045	25,516	444,163	–	1,025,774	1,495,453
2050	–	–	–	(985)	(985)
2055	–	–	–	(980)	(980)

(a)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	131

Notes to Financial Statements

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax purposes, (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying financial statements. Certain other differences -permanent differences arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effect of such permanent differences on each strategy, due to reclassification of dividends, disallowance of net operating loss, and prior period adjustments is reflected as an adjustment to the components of capital as of August 31, 2007 as follows:

Strategy	Increase (Decrease) to Additional Paid in Capital	Increase (Decrease) to Undistributed Net Investment Income (Loss)	Increase (Decrease) to Accumulated Net Realized Gain (Loss) on Investments
2000	$75	$(75)	$–
2005	395	(1,707)	1,312
2010	265	(4,439)	4,174
2015	265	(265)	–
2020	245	(2,276)	2,031
2025	230	(4,578)	4,348
2030	258	(3,519)	3,261
2035	131	(1,727)	1,596
2040	87	(1,484)	1,397
2045	88	(2,421)	2,333
2050	(12)	134	(122)
2055	(15)	135	(120)

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of

132	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the “Mutual Fund MDL”). On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”)

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. (“WVAG Complaint”) was filed against the Adviser, Alliance Holding, and various unaffiliated defendants. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL. On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 25, 2006, the Adviser and Alliance Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants’ petition for appeal. On September 22, 2006, the Adviser and Alliance Holding filed an answer and motion to dismiss the Summary Order with the West Virginia Securities Commissioner.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	133

Notes to Financial Statements

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

134	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2000 Retirement Strategy
	Class A
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 10.88	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.31	.15
Net realized and unrealized gain on investment transactions	.80	.73

Net increase in net asset value from operations	1.11	.88

Less: Dividends and Distributions
Dividends from net investment income	(.23)	– 0	–
Distributions from net realized gain on investment transactions	(.03)	– 0	–

Total dividends and distributions	(.26)	– 0	–

Net asset value, end of period	$ 11.73	$ 10.88

Total Return
Total investment return based on net asset value(c)	10.32%	8.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,462	$938
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)	.92%	1.05%
Expenses, before waivers/reimbursements(d)(e)	8.86%	104.94%
Net investment income(b)	2.82%	1.73%
Portfolio turnover rate	99%	51%

See footnote summary on page 219.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	135

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2000 Retirement Strategy
	Class B
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 10.81	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.20	.14
Net realized and unrealized gain on investment transactions	.81	.67

Net increase in net asset value from operations	1.01	.81

Less: Dividends and Distributions
Dividends from net investment income	(.19)	– 0	–
Distributions from net realized gain on investment transactions	(.03)	– 0	–

Total dividends and distributions	(.22)	– 0	–

Net asset value, end of period	$ 11.60	$ 10.81

Total Return
Total investment return based on net asset value(c)	9.45%	8.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$184	$29
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)	1.59%	1.75%
Expenses, before waivers/reimbursements(d)(e)	7.63%	169.75%
Net investment income(b)	1.74%	1.40%
Portfolio turnover rate	99%	51%

See footnote summary on page 219.

136	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2000 Retirement Strategy
	Class C
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 10.81	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.19	.11
Net realized and unrealized gain on investment transactions	.82	.70

Net increase in net asset value from operations	1.01	.81

Less: Dividends and Distributions
Dividends from net investment income	(.19)	– 0	–
Distributions from net realized gain on investment transactions	(.03)	– 0	–

Total dividends and distributions	(.22)	– 0	–

Net asset value, end of period	$ 11.60	$ 10.81

Total Return
Total investment return based on net asset value(c)	9.45%	8.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$425	$34
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)	1.60%	1.75%
Expenses, before waivers/reimbursements(d)(e)	9.09%	172.05%
Net investment income(b)	1.86%	1.10%
Portfolio turnover rate	99%	51%

See footnote summary on page 219.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	137

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2000 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 10.92	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.38	.27
Net realized and unrealized gain on investment transactions	.76	.65

Net increase in net asset value from operations	1.14	.92

Less: Dividends and Distributions
Dividends from net investment income	(.25)	– 0	–
Distributions from net realized gain on investment transactions	(.03)	– 0	–

Total dividends and distributions	(.28)	– 0	–

Net asset value, end of period	$ 11.78	$ 10.92

Total Return
Total investment return based on net asset value(c)	10.52%	9.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)	.65%	.75%
Expenses, before waivers/reimbursements(d)(e)	9.96%	189.29%
Net investment income(b)	3.32%	2.61%
Portfolio turnover rate	99%	51%

See footnote summary on page 219.

138	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2000 Retirement Strategy
	Class R
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 10.87	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.17	.22
Net realized and unrealized gain on investment transactions	.89	.65

Net increase in net asset value from operations	1.06	.87

Less: Dividends and Distributions
Dividends from net investment income	(.36)	– 0	–
Distributions from net realized gain on investment transactions	(.03)	– 0	–

Total dividends and distributions	(.39)	– 0	–

Net asset value, end of period	$ 11.54	$ 10.87

Total Return
Total investment return based on net asset value(c)	9.85%	8.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$381	$12
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)	1.06%	1.25%
Expenses, before waivers/reimbursements(d)(e)	6.87%	180.27%
Net investment income(b)	1.85%	2.10%
Portfolio turnover rate	99%	51%

See footnote summary on page 219.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	139

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2000 Retirement Strategy
	Class K
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 10.89	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.20	.23
Net realized and unrealized gain on investment transactions	.91	.66

Net increase in net asset value from operations	1.11	.89

Less: Dividends and Distributions
Dividends from net investment income	(.42)	– 0	–
Distributions from net realized gain on investment transactions	(.03)	– 0	–

Total dividends and distributions	(.45)	– 0	–

Net asset value, end of period	$ 11.55	$ 10.89

Total Return
Total investment return based on net asset value(c)	10.31%	8.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,041	$19
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)	.83%	1.00%
Expenses, before waivers/reimbursements(d)(e)	4.40%	167.47%
Net investment income(b)	1.83%	2.27%
Portfolio turnover rate	99%	51%

See footnote summary on page 219.

140	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2000 Retirement Strategy
	Class I
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 10.92	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.22	.27
Net realized and unrealized gain on investment transactions	.90	.65

Net increase in net asset value from operations	1.12	.92

Less: Dividends and Distributions
Dividends from net investment income	(.41)	– 0	–
Distributions from net realized gain on investment transactions	(.03)	– 0	–

Total dividends and distributions	(.44)	– 0	–

Net asset value, end of period	$ 11.60	$ 10.92

Total Return
Total investment return based on net asset value(c)	10.43%	9.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$681	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)	.55%	.75%
Expenses, before waivers/reimbursements(d)(e)	7.92%	180.50%
Net investment income(b)	2.09%	2.61%
Portfolio turnover rate	99%	51%

See footnote summary on page 219.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	141

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Class A
	Year Ended August 31,
	2007		2006

Net asset value, beginning of period	$ 10.92		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.29		.13
Net realized and unrealized gain on investment transactions	.87		.79

Net increase in net asset value from operations	1.16		.92

Less: Dividends and Distributions
Dividends from net investment income	(.27)		– 0	–
Distributions from net realized gain on investment transactions	(.03)		– 0	–

Total dividends and distributions	(.30)		– 0	–

Net asset value, end of period	$ 11.78		$ 10.92

Total Return
Total investment return based on net asset value(c)	10.69%		9.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,775		$3,898
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.95	%(f)	1.03%
Expenses, before waivers/reimbursements(d)	3.16	%(f)	13.72%
Net investment income(b)	2.45	%(f)	1.36%
Portfolio turnover rate	45%		44%

See footnote summary on page 219.

142	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Class B
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 10.84	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.23	.05
Net realized and unrealized gain on investment transactions	.85	.79

Net increase in net asset value from operations	1.08	.84

Less: Dividends and Distributions
Dividends from net investment income	(.23)	– 0	–
Distributions from net realized gain on investment transactions	(.03)	– 0	–

Total dividends and distributions	(.26)	– 0	–

Net asset value, end of period	$ 11.66	$ 10.84

Total Return
Total investment return based on net asset value(c)	10.01%	8.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$604	$357
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.66%	1.73%
Expenses, before waivers/reimbursements(d)	4.03%	19.10%
Net investment income(b)	2.01%	.49%
Portfolio turnover rate	45%	44%

See footnote summary on page 219.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	143

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Class C
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 10.83	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.10	.07
Net realized and unrealized gain on investment transactions	.97	.76

Net increase in net asset value from operations	1.07	.83

Less: Dividends and Distributions
Dividends from net investment income	(.23)	– 0	–
Distributions from net realized gain on investment transactions	(.03)	– 0	–

Total dividends and distributions	(.26)	– 0	–

Net asset value, end of period	$ 11.64	$ 10.83

Total Return
Total investment return based on net asset value(c)	9.92%	8.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,228	$167
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.63%	1.73%
Expenses, before waivers/reimbursements(d)	3.83%	22.53%
Net investment income(b)	1.01%	.73%
Portfolio turnover rate	45%	44%

See footnote summary on page 219.

144	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2007		2006

Net asset value, beginning of period	$ 10.95		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.15		.20
Net realized and unrealized gain on investment transactions	1.04		.75

Net increase in net asset value from operations	1.19		.95

Less: Dividends and Distributions
Dividends from net investment income	(.29)		– 0	–
Distributions from net realized gain on investment transactions	(.03)		– 0	–

Total dividends and distributions	(.32)		– 0	–

Net asset value, end of period	$ 11.82		$ 10.95

Total Return
Total investment return based on net asset value(c)	10.94%		9.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$162		$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.61	%(f)	.73%
Expenses, before waivers/reimbursements(d)	2.47	%(f)	45.94%
Net investment income(b)	1.49	%(f)	1.87%
Portfolio turnover rate	45%		44%

See footnote summary on page 219.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	145

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Class R
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 10.89	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.08	.13
Net realized and unrealized gain on investment transactions	1.05	.76

Net increase in net asset value from operations	1.13	.89

Less: Dividends and Distributions
Dividends from net investment income	(.27)	– 0	–
Distributions from net realized gain on investment transactions	(.03)	– 0	–

Total dividends and distributions	(.30)	– 0	–

Net asset value, end of period	$ 11.72	$ 10.89

Total Return
Total investment return based on net asset value(c)	10.46%	8.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,593	$28
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.09%	1.23%
Expenses, before waivers/reimbursements(d)	3.24%	34.65%
Net investment income(b)	.63%	1.26%
Portfolio turnover rate	45%	44%

See footnote summary on page 219.

146	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Class K
	Year Ended August 31,
	2007		2006

Net asset value, beginning of period	$ 10.91		$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.14		.18
Net realized and unrealized gain on investment transactions	1.03		.73

Net increase in net asset value from operations	1.17		.91

Less: Dividends and Distributions
Dividends from net investment income	(.30)		– 0	–
Distributions from net realized gain on investment transactions	(.03)		– 0	–

Total dividends and distributions	(.33)		– 0	–

Net asset value, end of period	$ 11.75		$ 10.91

Total Return
Total investment return based on net asset value(c)	10.85%		9.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,734		$164
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.87	%(f)	.98%
Expenses, before waivers/reimbursements(d)	2.45	%(f)	16.01%
Net investment income(b)	1.27	%(f)	1.80%
Portfolio turnover rate	45%		44%

See footnote summary on page 219.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	147

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2005 Retirement Strategy
	Class I
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 10.95	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.22	.19
Net realized and unrealized gain on investment transactions	.97	.76

Net increase in net asset value from operations	1.19	.95

Less: Dividends and Distributions
Dividends from net investment income	(.32)	– 0	–
Distributions from net realized gain on investment transactions	(.03)	– 0	–

Total dividends and distributions	(.35)	– 0	–

Net asset value, end of period	$ 11.79	$ 10.95

Total Return
Total investment return based on net asset value(c)	10.94%	9.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,398	$12
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.58%	.73%
Expenses, before waivers/reimbursements(d)	2.84%	45.07%
Net investment income(b)	1.48%	1.86%
Portfolio turnover rate	45%	44%

See footnote summary on page 219.

148	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Class A
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.00	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.27	.13
Net realized and unrealized gain on investment transactions	1.00	.87

Net increase in net asset value from operations	1.27	1.00

Less: Dividends and Distributions
Dividends from net investment income	(.25)	– 0	–
Distributions from net realized gain on investment transactions	(.02)	– 0	–

Total dividends and distributions	(.27)	– 0	–

Net asset value, end of period	$ 12.00	$ 11.00

Total Return
Total investment return based on net asset value(c)	11.64%	10.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$47,201	$9,180
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.99%	1.13%
Expenses, before waivers/reimbursements(d)	1.65%	8.18%
Net investment income(b)	2.28%	1.39%
Portfolio turnover rate	25%	7%

See footnote summary on page 219.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	149

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Class B
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 10.92	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.19	.05
Net realized and unrealized gain on investment transactions	.99	.87

Net increase in net asset value from operations	1.18	.92

Less: Dividends and Distributions
Dividends from net investment income	(.20)	– 0	–
Distributions from net realized gain on investment transactions	(.02)	– 0	–

Total dividends and distributions	(.22)	– 0	–

Net asset value, end of period	$ 11.88	$ 10.92

Total Return
Total investment return based on net asset value(c)	10.86%	9.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,043	$622
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.71%	1.83%
Expenses, before waivers/reimbursements(d)	2.42%	9.35%
Net investment income(b)	1.58%	.47%
Portfolio turnover rate	25%	7%

See footnote summary on page 219.

150	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Class C
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 10.92	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.18	.03
Net realized and unrealized gain on investment transactions	1.01	.89

Net increase in net asset value from operations	1.19	.92

Less: Dividends and Distributions
Dividends from net investment income	(.20)	– 0	–
Distributions from net realized gain on investment transactions	(.02)	– 0	–

Total dividends and distributions	(.22)	– 0	–

Net asset value, end of period	$ 11.89	$ 10.92

Total Return
Total investment return based on net asset value(c)	10.95%	9.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,247	$899
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.69%	1.83%
Expenses, before waivers/reimbursements(d)	2.35%	8.39%
Net investment income(b)	1.50%	.28%
Portfolio turnover rate	25%	7%

See footnote summary on page 219.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	151

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.02	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.29	.19
Net realized and unrealized gain on investment transactions	1.04	.83

Net increase in net asset value from operations	1.33	1.02

Less: Dividends and Distributions
Dividends from net investment income	(.27)	– 0	–
Distributions from net realized gain on investment transactions	(.02)	– 0	–

Total dividends and distributions	(.29)	– 0	–

Net asset value, end of period	$ 12.06	$ 11.02

Total Return
Total investment return based on net asset value(c)	12.12%	10.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$710	$272
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.69%	.83%
Expenses, before waivers/reimbursements(d)	1.36%	9.17%
Net investment income(b)	2.44%	1.93%
Portfolio turnover rate	25%	7%

See footnote summary on page 219.

152	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Class R
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 10.98	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.11	.09
Net realized and unrealized gain on investment transactions	1.14	.89

Net increase in net asset value from operations	1.25	.98

Less: Dividends and Distributions
Dividends from net investment income	(.23)	– 0	–
Distributions from net realized gain on investment transactions	(.02)	– 0	–

Total dividends and distributions	(.25)	– 0	–

Net asset value, end of period	$ 11.98	$ 10.98

Total Return
Total investment return based on net asset value(c)	11.47%	9.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,428	$142
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.15%	1.33%
Expenses, before waivers/reimbursements(d)	1.87%	11.87%
Net investment income(b)	.90%	1.01%
Portfolio turnover rate	25%	7%

See footnote summary on page 219.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	153

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Class K
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.00	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.18	.13
Net realized and unrealized gain on investment transactions	1.11	.87

Net increase in net asset value from operations	1.29	1.00

Less: Dividends and Distributions
Dividends from net investment income	(.26)	– 0	–
Distributions from net realized gain on investment transactions	(.02)	– 0	–

Total dividends and distributions	(.28)	– 0	–

Net asset value, end of period	$ 12.01	$ 11.00

Total Return
Total investment return based on net asset value(c)	11.80%	10.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$37,059	$1,988
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.93%	1.08%
Expenses, before waivers/reimbursements(d)	1.59%	7.99%
Net investment income(b)	1.75%	1.28%
Portfolio turnover rate	25%	7%

See footnote summary on page 219.

154	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2010 Retirement Strategy
	Class I
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.03	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.18	.11
Net realized and unrealized gain on investment transactions	1.14	.92

Net increase in net asset value from operations	1.32	1.03

Less: Dividends and Distributions
Dividends from net investment income	(.28)	– 0	–
Distributions from net realized gain on investment transactions	(.02)	– 0	–

Total dividends and distributions	(.30)	– 0	–

Net asset value, end of period	$ 12.05	$ 11.03

Total Return
Total investment return based on net asset value(c)	12.04%	10.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,154	$181
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.64%	.83%
Expenses, before waivers/reimbursements(d)	1.29%	13.40%
Net investment income(b)	1.56%	1.21%
Portfolio turnover rate	25%	7%

See footnote summary on page 219.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	155

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Class A
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.09	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.26	.11
Net realized and unrealized gain on investment transactions	1.14	.98

Net increase in net asset value from operations	1.40	1.09

Less: Dividends and Distributions
Dividends from net investment income	(.23)	– 0	–
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.24)	– 0	–

Net asset value, end of period	$ 12.25	$ 11.09

Total Return
Total investment return based on net asset value(c)	12.75%	10.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$66,921	$8,277
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.02%	1.13%
Expenses, before waivers/reimbursements(d)	1.42%	8.93%
Net investment income(b)	2.12%	1.12%
Portfolio turnover rate	13%	12%

See footnote summary on page 219.

156	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Class B
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.02	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.18	.05
Net realized and unrealized gain on investment transactions	1.13	.97

Net increase in net asset value from operations	1.31	1.02

Less: Dividends and Distributions
Dividends from net investment income	(.18)	– 0	–
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.19)	– 0	–

Net asset value, end of period	$ 12.14	$ 11.02

Total Return
Total investment return based on net asset value(c)	11.96%	10.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,487	$1,207
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.72%	1.83%
Expenses, before waivers/reimbursements(d)	2.12%	10.01%
Net investment income(b)	1.49%	.48%
Portfolio turnover rate	13%	12%

See footnote summary on page 219.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	157

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Class C
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.02	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.13	.07
Net realized and unrealized gain on investment transactions	1.18	.95

Net increase in net asset value from operations	1.31	1.02

Less: Dividends and Distributions
Dividends from net investment income	(.18)	– 0	–
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.19)	– 0	–

Net asset value, end of period	$ 12.14	$ 11.02

Total Return
Total investment return based on net asset value(c)	11.96%	10.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,356	$378
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.70%	1.83%
Expenses, before waivers/reimbursements(d)	2.05%	10.90%
Net investment income(b)	1.06%	.68%
Portfolio turnover rate	13%	12%

See footnote summary on page 219.

158	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.13	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.28	.07
Net realized and unrealized gain on investment transactions	1.17	1.06

Net increase in net asset value from operations	1.45	1.13

Less: Dividends and Distributions
Dividends from net investment income	(.25)	– 0	–
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.26)	– 0	–

Net asset value, end of period	$ 12.32	$ 11.13

Total Return
Total investment return based on net asset value(c)	13.11%	11.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$726	$124
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.69%	.83%
Expenses, before waivers/reimbursements(d)	.99%	24.93%
Net investment income(b)	2.15%	.90%
Portfolio turnover rate	13%	12%

See footnote summary on page 219.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	159

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Class R
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.07	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.14	.10
Net realized and unrealized gain on investment transactions	1.24	.97

Net increase in net asset value from operations	1.38	1.07

Less: Dividends and Distributions
Dividends from net investment income	(.22)	– 0	–
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.23)	– 0	–

Net asset value, end of period	$ 12.22	$ 11.07

Total Return
Total investment return based on net asset value(c)	12.56%	10.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,928	$410
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.18%	1.33%
Expenses, before waivers/reimbursements(d)	1.76%	9.30%
Net investment income(b)	1.21%	.98%
Portfolio turnover rate	13%	12%

See footnote summary on page 219.

160	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Class K
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.10	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.17	.09
Net realized and unrealized gain on investment transactions	1.23	1.01

Net increase in net asset value from operations	1.40	1.10

Less: Dividends and Distributions
Dividends from net investment income	(.23)	– 0	–
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.24)	– 0	–

Net asset value, end of period	$ 12.26	$ 11.10

Total Return
Total investment return based on net asset value(c)	12.77%	11.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$63,056	$4,342
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.95%	1.08%
Expenses, before waivers/reimbursements(d)	1.38%	8.55%
Net investment income(b)	1.55%	.96%
Portfolio turnover rate	13%	12%

See footnote summary on page 219.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	161

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2015 Retirement Strategy
	Class I
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.13	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.18	.10
Net realized and unrealized gain on investment transactions	1.26	1.03

Net increase in net asset value from operations	1.44	1.13

Less: Dividends and Distributions
Dividends from net investment income	(.25)	– 0	–
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.26)	– 0	–

Net asset value, end of period	$ 12.31	$ 11.13

Total Return
Total investment return based on net asset value(c)	13.09%	11.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,459	$308
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.66%	.83%
Expenses, before waivers/reimbursements(d)	1.07%	11.87%
Net investment income(b)	1.46%	1.10%
Portfolio turnover rate	13%	12%

See footnote summary on page 219.

162	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Class A
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.18	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.26	.09
Net realized and unrealized gain on investment transactions	1.21	1.09

Net increase in net asset value from operations	1.47	1.18

Less: Dividends and Distributions
Dividends from net investment income	(.23)	– 0	–
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.24)	– 0	–

Net asset value, end of period	$ 12.41	$ 11.18

Total Return
Total investment return based on net asset value(c)	13.20%	11.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$70,858	$9,573
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.06%	1.18%
Expenses, before waivers/reimbursements(d)	1.41%	8.52%
Net investment income(b)	2.02%	.93%
Portfolio turnover rate	16%	5%

See footnote summary on page 219.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	163

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Class B
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.10	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.16	.04
Net realized and unrealized gain on investment transactions	1.21	1.06

Net increase in net asset value from operations	1.37	1.10

Less: Dividends and Distributions
Dividends from net investment income	(.17)	– 0	–
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.18)	– 0	–

Net asset value, end of period	$ 12.29	$ 11.10

Total Return
Total investment return based on net asset value(c)	12.42%	11.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,029	$982
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.76%	1.88%
Expenses, before waivers/reimbursements(d)	2.10%	9.59%
Net investment income(b)	1.31%	.41%
Portfolio turnover rate	16%	5%

See footnote summary on page 219.

164	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Class C
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.10	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.13	.03
Net realized and unrealized gain on investment transactions	1.24	1.07

Net increase in net asset value from operations	1.37	1.10

Less: Dividends and Distributions
Dividends from net investment income	(.17)	– 0	–
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.18)	– 0	–

Net asset value, end of period	$ 12.29	$ 11.10

Total Return
Total investment return based on net asset value(c)	12.42%	11.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,484	$585
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.74%	1.88%
Expenses, before waivers/reimbursements(d)	2.07%	9.83%
Net investment income(b)	1.09%	.32%
Portfolio turnover rate	16%	5%

See footnote summary on page 219.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	165

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.21	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.25	.10
Net realized and unrealized gain on investment transactions	1.27	1.11

Net increase in net asset value from operations	1.52	1.21

Less: Dividends and Distributions
Dividends from net investment income	(.24)	– 0	–
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.25)	– 0	–

Net asset value, end of period	$ 12.48	$ 11.21

Total Return
Total investment return based on net asset value(c)	13.66%	12.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,769	$41
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.71%	.88%
Expenses, before waivers/reimbursements(d)	.98%	29.32%
Net investment income(b)	1.94%	1.14%
Portfolio turnover rate	16%	5%

See footnote summary on page 219.

166	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Class R
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.16	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.08	.03
Net realized and unrealized gain on investment transactions	1.37	1.13

Net increase in net asset value from operations	1.45	1.16

Less: Dividends and Distributions
Dividends from net investment income	(.23)	– 0	–
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.24)	– 0	–

Net asset value, end of period	$ 12.37	$ 11.16

Total Return
Total investment return based on net asset value(c)	13.05%	11.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15,551	$502
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.21%	1.38%
Expenses, before waivers/reimbursements(d)	1.77%	9.73%
Net investment income(b)	.69%	.28%
Portfolio turnover rate	16%	5%

See footnote summary on page 219.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	167

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Class K
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.18	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.15	.09
Net realized and unrealized gain on investment transactions	1.33	1.09

Net increase in net asset value from operations	1.48	1.18

Less: Dividends and Distributions
Dividends from net investment income	(.22)	– 0	–
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.23)	– 0	–

Net asset value, end of period	$ 12.43	$ 11.18

Total Return
Total investment return based on net asset value(c)	13.36%	11.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$69,380	$4,303
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.99%	1.13%
Expenses, before waivers/reimbursements(d)	1.40%	7.64%
Net investment income(b)	1.41%	.96%
Portfolio turnover rate	16%	5%

See footnote summary on page 219.

168	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2020 Retirement Strategy
	Class I
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.21	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.19	.09
Net realized and unrealized gain on investment transactions	1.32	1.12

Net increase in net asset value from operations	1.51	1.21

Less: Dividends and Distributions
Dividends from net investment income	(.24)	– 0	–
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.25)	– 0	–

Net asset value, end of period	$ 12.47	$ 11.21

Total Return
Total investment return based on net asset value(c)	13.61%	12.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,077	$1,127
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.70%	.88%
Expenses, before waivers/reimbursements(d)	1.08%	8.67%
Net investment income(b)	1.46%	.98%
Portfolio turnover rate	16%	5%

See footnote summary on page 219.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	169

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Class A
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.44	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.25	.08
Net realized and unrealized gain on investment transactions	1.37	1.36

Net increase in net asset value from operations	1.62	1.44

Less: Dividends and Distributions
Dividends from net investment income	(.23)	– 0	–
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.24)	– 0	–

Net asset value, end of period	$ 12.82	$ 11.44

Total Return
Total investment return based on net asset value(c)	14.22%	14.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$78,182	$7,332
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.08%	1.18%
Expenses, before waivers/reimbursements(d)	1.41%	8.73%
Net investment income(b)	1.92%	.79%
Portfolio turnover rate	11%	6%

See footnote summary on page 219.

170	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Class B
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.35	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.15	.01
Net realized and unrealized gain on investment transactions	1.36	1.34

Net increase in net asset value from operations	1.51	1.35

Less: Dividends and Distributions
Dividends from net investment income	(.18)	– 0	–
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.19)	– 0	–

Net asset value, end of period	$ 12.67	$ 11.35

Total Return
Total investment return based on net asset value(c)	13.36%	13.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,596	$525
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.78%	1.88%
Expenses, before waivers/reimbursements(d)	2.10%	10.10%
Net investment income(b)	1.17%	.06%
Portfolio turnover rate	11%	6%

See footnote summary on page 219.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	171

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Class C
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.36	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.12	.00	(f)
Net realized and unrealized gain on investment transactions	1.40	1.36

Net increase in net asset value from operations	1.52	1.36

Less: Dividends and Distributions
Dividends from net investment income	(.18)	– 0	–
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.19)	– 0	–

Net asset value, end of period	$ 12.69	$ 11.36

Total Return
Total investment return based on net asset value(c)	13.44%	13.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,821	$386
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.76%	1.88%
Expenses, before waivers/reimbursements(d)	2.09%	9.47%
Net investment income(b)	.95%	.04%
Portfolio turnover rate	11%	6%

See footnote summary on page 219.

172	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.47	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.27	.12
Net realized and unrealized gain on investment transactions	1.39	1.35

Net increase in net asset value from operations	1.66	1.47

Less: Dividends and Distributions
Dividends from net investment income	(.24)	– 0	–
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.25)	– 0	–

Net asset value, end of period	$ 12.88	$ 11.47

Total Return
Total investment return based on net asset value(c)	14.55%	14.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$684	$236
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.77%	.88%
Expenses, before waivers/reimbursements(d)	1.09%	9.42%
Net investment income(b)	2.12%	1.09%
Portfolio turnover rate	11%	6%

See footnote summary on page 219.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	173

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Class R
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.41	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.07	.07
Net realized and unrealized gain on investment transactions	1.53	1.34

Net increase in net asset value from operations	1.60	1.41

Less: Dividends and Distributions
Dividends from net investment income	(.19)	– 0	–
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.20)	– 0	–

Net asset value, end of period	$ 12.81	$ 11.41

Total Return
Total investment return based on net asset value(c)	14.07%	14.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,812	$478
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.23%	1.38%
Expenses, before waivers/reimbursements(d)	1.76%	7.73%
Net investment income(b)	.57%	.69%
Portfolio turnover rate	11%	6%

See footnote summary on page 219.

174	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Class K
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.44	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.17	.10
Net realized and unrealized gain on investment transactions	1.45	1.34

Net increase in net asset value from operations	1.62	1.44

Less: Dividends and Distributions
Dividends from net investment income	(.22)	– 0	–
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.23)	– 0	–

Net asset value, end of period	$ 12.83	$ 11.44

Total Return
Total investment return based on net asset value(c)	14.22%	14.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$60,216	$6,981
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.01%	1.13%
Expenses, before waivers/reimbursements(d)	1.41%	6.67%
Net investment income(b)	1.44%	.96%
Portfolio turnover rate	11%	6%

See footnote summary on page 219.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	175

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2025 Retirement Strategy
	Class I
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.47	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.17	.07
Net realized and unrealized gain on investment transactions	1.49	1.40

Net increase in net asset value from operations	1.66	1.47

Less: Dividends and Distributions
Dividends from net investment income	(.24)	– 0	–
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.25)	– 0	–

Net asset value, end of period	$ 12.88	$ 11.47

Total Return
Total investment return based on net asset value(c)	14.60%	14.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,306	$639
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.72%	.88%
Expenses, before waivers/reimbursements(d)	1.08%	7.62%
Net investment income(b)	1.27%	.79%
Portfolio turnover rate	11%	6%

See footnote summary on page 219.

176	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Class A
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.24	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.19	.03
Net realized and unrealized gain on investment transactions	1.50	1.21

Net increase in net asset value from operations	1.69	1.24

Less: Dividends and Distributions
Dividends from net investment income	(.21)	– 0	–
Distributions from net realized gain on investment transactions	(.02)	– 0	–

Total dividends and distributions	(.23)	– 0	–

Net asset value, end of period	$ 12.70	$ 11.24

Total Return
Total investment return based on net asset value(c)	15.08%	12.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$47,575	$4,240
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.09%	1.19	%(e)
Expenses, before waivers/reimbursements(d)	1.72%	13.11	%(e)
Net investment income(b)	1.54%	.35%
Portfolio turnover rate	6%	7%

See footnote summary on page 219.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	177

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Class B
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.14	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.11	(.01)
Net realized and unrealized gain on investment transactions	1.49	1.15

Net increase in net asset value from operations	1.60	1.14

Less: Dividends and Distributions
Dividends from net investment income	(.16)	– 0	–
Distributions from net realized gain on investment transactions	(.02)	– 0	–

Total dividends and distributions	(.18)	– 0	–

Net asset value, end of period	$ 12.56	$ 11.14

Total Return
Total investment return based on net asset value(c)	14.35%	11.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,580	$374
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.78%	1.89	%(e)
Expenses, before waivers/reimbursements(d)	2.38%	16.08	%(e)
Net investment income (loss)(b)	.89%	(.14)%
Portfolio turnover rate	6%	7%

See footnote summary on page 219.

178	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Class C
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.15	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.03	(.03)
Net realized and unrealized gain on investment transactions	1.58	1.18

Net increase in net asset value from operations	1.61	1.15

Less: Dividends and Distributions
Dividends from net investment income	(.16)	– 0	–
Distributions from net realized gain on investment transactions	(.02)	– 0	–

Total dividends and distributions	(.18)	– 0	–

Net asset value, end of period	$ 12.58	$ 11.15

Total Return
Total investment return based on net asset value(c)	14.42%	11.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,217	$230
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.76%	1.89	%(e)
Expenses, before waivers/reimbursements(d)	2.26%	15.16	%(e)
Net investment income (loss)(b)	.26%	(.26)%
Portfolio turnover rate	6%	7%

See footnote summary on page 219.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	179

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.26	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.27	.09
Net realized and unrealized gain on investment transactions	1.47	1.17

Net increase in net asset value from operations	1.74	1.26

Less: Dividends and Distributions
Dividends from net investment income	(.22)	– 0	–
Distributions from net realized gain on investment transactions	(.02)	– 0	–

Total dividends and distributions	(.24)	– 0	–

Net asset value, end of period	$ 12.76	$ 11.26

Total Return
Total investment return based on net asset value(c)	15.53%	12.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$480	$31
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.80%	.89	%(e)
Expenses, before waivers/reimbursements(d)	1.48%	22.50	%(e)
Net investment income(b)	2.06%	.88%
Portfolio turnover rate	6%	7%

See footnote summary on page 219.

180	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Class R
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.24	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.06	(.01)
Net realized and unrealized gain on investment transactions	1.61	1.25

Net increase in net asset value from operations	1.67	1.24

Less: Dividends and Distributions
Dividends from net investment income	(.20)	– 0	–
Distributions from net realized gain on investment transactions	(.02)	– 0	–

Total dividends and distributions	(.22)	– 0	–

Net asset value, end of period	$ 12.69	$ 11.24

Total Return
Total investment return based on net asset value(c)	14.88%	12.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,026	$636
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.26%	1.39	%(e)
Expenses, before waivers/reimbursements(d)	2.00%	13.25	%(e)
Net investment income (loss)(b)	.54%	(.10)%
Portfolio turnover rate	6%	7%

See footnote summary on page 219.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	181

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Class K
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.24	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.12	.04
Net realized and unrealized gain on investment transactions	1.59	1.20

Net increase in net asset value from operations	1.71	1.24

Less: Dividends and Distributions
Dividends from net investment income	(.22)	– 0	–
Distributions from net realized gain on investment transactions	(.02)	– 0	–

Total dividends and distributions	(.24)	– 0	–

Net asset value, end of period	$ 12.71	$ 11.24

Total Return
Total investment return based on net asset value(c)	15.24%	12.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$42,433	$2,800
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.02%	1.14	%(e)
Expenses, before waivers/reimbursements(d)	1.60%	10.94	%(e)
Net investment income(b)	1.07%	.43%
Portfolio turnover rate	6%	7%

See footnote summary on page 219.

182	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2030 Retirement Strategy
	Class I
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.26	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.14	.09
Net realized and unrealized gain on investment transactions	1.60	1.17

Net increase in net asset value from operations	1.74	1.26

Less: Dividends and Distributions
Dividends from net investment income	(.23)	– 0	–
Distributions from net realized gain on investment transactions	(.02)	– 0	–

Total dividends and distributions	(.25)	– 0	–

Net asset value, end of period	$ 12.75	$ 11.26

Total Return
Total investment return based on net asset value(c)	15.54%	12.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,213	$755
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.75%	.89	%(e)
Expenses, before waivers/reimbursements(d)	1.26%	14.42	%(e)
Net investment income(b)	1.08%	.88%
Portfolio turnover rate	6%	7%

See footnote summary on page 219.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	183

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2035 Retirement Strategy
	Class A
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.30	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.19	.03
Net realized and unrealized gain on investment transactions	1.50	1.27

Net increase in net asset value from operations	1.69	1.30

Less: Dividends and Distributions
Dividends from net investment income	(.20)	– 0	–
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.21)	– 0	–

Net asset value, end of period	$ 12.78	$ 11.30

Total Return
Total investment return based on net asset value(c)	15.09%	13.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$34,491	$3,290
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.09%	1.20	%(e)
Expenses, before waivers/reimbursements(d)	1.96%	17.78	%(e)
Net investment income(b)	1.48%	.35%
Portfolio turnover rate	5%	10%

See footnote summary on page 219.

184	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2035 Retirement Strategy
	Class B
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.22	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.10	(.05)
Net realized and unrealized gain on investment transactions	1.49	1.27

Net increase in net asset value from operations	1.59	1.22

Less: Dividends and Distributions
Dividends from net investment income	(.15)	– 0	–
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.16)	– 0	–

Net asset value, end of period	$ 12.65	$ 11.22

Total Return
Total investment return based on net asset value(c)	14.27%	12.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,051	$350
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.78%	1.90	%(e)
Expenses, before waivers/reimbursements(d)	2.65%	20.23	%(e)
Net investment income (loss)(b)	.79%	(.47)%
Portfolio turnover rate	5%	10%

See footnote summary on page 219.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	185

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2035 Retirement Strategy
	Class C
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.21	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.08	(.04)
Net realized and unrealized gain on investment transactions	1.52	1.25

Net increase in net asset value from operations	1.60	1.21

Less: Dividends and Distributions
Dividends from net investment income	(.15)	– 0	–
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.16)	– 0	–

Net asset value, end of period	$ 12.65	$ 11.21

Total Return
Total investment return based on net asset value(c)	14.37%	12.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,196	$398
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.78%	1.90	%(e)
Expenses, before waivers/reimbursements(d)	2.63%	19.62	%(e)
Net investment income (loss)(b)	.61%	(.38)%
Portfolio turnover rate	5%	10%

See footnote summary on page 219.

186	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2035 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.32	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.22	.05
Net realized and unrealized gain on investment transactions	1.52	1.27

Net increase in net asset value from operations	1.74	1.32

Less: Dividends and Distributions
Dividends from net investment income	(.21)	– 0	–
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.22)	– 0	–

Net asset value, end of period	$ 12.84	$ 11.32

Total Return
Total investment return based on net asset value(c)	15.54%	13.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$942	$228
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.78%	.90	%(e)
Expenses, before waivers/reimbursements(d)	1.63%	19.84	%(e)
Net investment income(b)	1.68%	.54%
Portfolio turnover rate	5%	10%

See footnote summary on page 219

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	187

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2035 Retirement Strategy
	Class R
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.26	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.07	(.02)
Net realized and unrealized gain on investment transactions	1.59	1.28

Net increase in net asset value from operations	1.66	1.26

Less: Dividends and Distributions
Dividends from net investment income	(.19)	– 0	–
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.20)	– 0	–

Net asset value, end of period	$ 12.72	$ 11.26

Total Return
Total investment return based on net asset value(c)	14.86%	12.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,446	$587
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.27%	1.40	%(e)
Expenses, before waivers/reimbursements(d)	2.27%	17.88	%(e)
Net investment income (loss)(b)	.56%	(.25)%
Portfolio turnover rate	5%	10%

See footnote summary on page 219.

188	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2035 Retirement Strategy
	Class K
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.30	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.09	.03
Net realized and unrealized gain on investment transactions	1.61	1.27

Net increase in net asset value from operations	1.70	1.30

Less: Dividends and Distributions
Dividends from net investment income	(.21)	– 0	–
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.22)	– 0	–

Net asset value, end of period	$ 12.78	$ 11.30

Total Return
Total investment return based on net asset value(c)	15.16%	13.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,908	$1,511
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	1.02%	1.15	%(e)
Expenses, before waivers/reimbursements(d)	1.75%	18.95	%(e)
Net investment income(b)	.86%	.28%
Portfolio turnover rate	5%	10%

See footnote summary on page 219.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	189

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2035 Retirement Strategy
	Class I
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.32	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.11	.05
Net realized and unrealized gain on investment transactions	1.64	1.27

Net increase in net asset value from operations	1.75	1.32

Less: Dividends and Distributions
Dividends from net investment income	(.23)	– 0	–
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.24)	– 0	–

Net asset value, end of period	$ 12.83	$ 11.32

Total Return
Total investment return based on net asset value(c)	15.56%	13.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,530	$539
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)	.74%	.90	%(e)
Expenses, before waivers/reimbursements(d)	1.43%	16.65	%(e)
Net investment income(b)	.81%	.54%
Portfolio turnover rate	5%	10%

See footnote summary on page 219.

190	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2040 Retirement Strategy
	Class A
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.38	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.17	.02
Net realized and unrealized gain on investment transactions	1.57	1.36

Net increase in net asset value from operations	1.74	1.38

Less: Dividends and Distributions
Dividends from net investment income	(.21)	– 0	–
Distributions from net realized gain on investment transactions	(.02)	– 0	–

Total dividends and distributions	(.23)	– 0	–

Net asset value, end of period	$ 12.89	$ 11.38

Total Return
Total investment return based on net asset value(c)	15.32%	13.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,340	$1,764
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)	1.10%	1.21%
Expenses, before waivers/reimbursements(d)(e)	2.94%	32.68%
Net investment income(b)	1.32%	.20%
Portfolio turnover rate	7%	20%

See footnote summary on page 219.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	191

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2040 Retirement Strategy
	Class B
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.31	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.11	(.05)
Net realized and unrealized gain on investment transactions	1.52	1.36

Net increase in net asset value from operations	1.63	1.31

Less: Dividends and Distributions
Dividends from net investment income	(.14)	– 0	–
Distributions from net realized gain on investment transactions	(.02)	– 0	–

Total dividends and distributions	(.16)	– 0	–

Net asset value, end of period	$ 12.78	$ 11.31

Total Return
Total investment return based on net asset value(c)	14.48%	13.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$925	$530
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)	1.82%	1.91%
Expenses, before waivers/reimbursements(d)(e)	4.15%	35.10%
Net investment income (loss)(b)	.91%	(.50)%
Portfolio turnover rate	7%	20%

See footnote summary on page 219.

192	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2040 Retirement Strategy
	Class C
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.31	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.08	(.03)
Net realized and unrealized gain on investment transactions	1.55	1.34

Net increase in net asset value from operations	1.63	1.31

Less: Dividends and Distributions
Dividends from net investment income	(.14)	– 0	–
Distributions from net realized gain on investment transactions	(.02)	– 0	–

Total dividends and distributions	(.16)	– 0	–

Net asset value, end of period	$ 12.78	$ 11.31

Total Return
Total investment return based on net asset value(c)	14.48%	13.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$563	$155
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)	1.80%	1.91%
Expenses, before waivers/reimbursements(d)(e)	3.94%	42.81%
Net investment income (loss)(b)	.63%	(.32)%
Portfolio turnover rate	7%	20%

See footnote summary on page 219.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	193

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2040 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.42	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.31	.10
Net realized and unrealized gain on investment transactions	1.46	1.32

Net increase in net asset value from operations	1.77	1.42

Less: Dividends and Distributions
Dividends from net investment income	(.22)	– 0	–
Distributions from net realized gain on investment transactions	(.02)	– 0	–

Total dividends and distributions	(.24)	– 0	–

Net asset value, end of period	$ 12.95	$ 11.42

Total Return
Total investment return based on net asset value(c)	15.56%	14.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$242	$74
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)	.81%	.91%
Expenses, before waivers/reimbursements(d)(e)	3.06%	55.18%
Net investment income(b)	2.37%	.97%
Portfolio turnover rate	7%	20%

See footnote summary on page 219.

194	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2040 Retirement Strategy
	Class R
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.37	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.00 (f)	.01
Net realized and unrealized gain on investment transactions	1.71	1.36

Net increase in net asset value from operations	1.71	1.37

Less: Dividends and Distributions
Dividends from net investment income	(.22)	– 0	–
Distributions from net realized gain on investment transactions	(.02)	– 0	–

Total dividends and distributions	(.24)	– 0	–

Net asset value, end of period	$ 12.84	$ 11.37

Total Return
Total investment return based on net asset value(c)	15.08%	13.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,335	$177
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)	1.26%	1.41%
Expenses, before waivers/reimbursements(d)(e)	3.07%	36.08%
Net investment income(b)	.01%	.06%
Portfolio turnover rate	7%	20%

See footnote summary on page 219.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	195

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2040 Retirement Strategy
	Class K
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.40	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.09	.05
Net realized and unrealized gain on investment transactions	1.66	1.35

Net increase in net asset value from operations	1.75	1.40

Less: Dividends and Distributions
Dividends from net investment income	(.25)	– 0	–
Distributions from net realized gain on investment transactions	(.02)	– 0	–

Total dividends and distributions	(.27)	– 0	–

Net asset value, end of period	$ 12.88	$ 11.40

Total Return
Total investment return based on net asset value(c)	15.40%	14.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,181	$501
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)	1.03%	1.16%
Expenses, before waivers/reimbursements(d)(e)	2.46%	33.28%
Net investment income(b)	.85%	.53%
Portfolio turnover rate	7%	20%

See footnote summary on page 219.

196	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2040 Retirement Strategy
	Class I
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.42	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.11	.05
Net realized and unrealized gain on investment transactions	1.67	1.37

Net increase in net asset value from operations	1.78	1.42

Less: Dividends and Distributions
Dividends from net investment income	(.26)	– 0	–
Distributions from net realized gain on investment transactions	(.02)	– 0	–

Total dividends and distributions	(.28)	– 0	–

Net asset value, end of period	$ 12.92	$ 11.42

Total Return
Total investment return based on net asset value(c)	15.67%	14.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,087	$272
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)	.76%	.91%
Expenses, before waivers/reimbursements(d)(e)	1.92%	29.45%
Net investment income(b)	.86%	.48%
Portfolio turnover rate	7%	20%

See footnote summary on page 219.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	197

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2045 Retirement Strategy
	Class A
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.42	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.19	.04
Net realized and unrealized gain on investment transactions	1.49	1.38

Net increase in net asset value from operations	1.68	1.42

Less: Dividends and Distributions
Dividends from net investment income	(.19)	– 0	–
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.20)	– 0	–

Net asset value, end of period	$ 12.90	$ 11.42

Total Return
Total investment return based on net asset value(c)	14.85%	14.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,710	$1,057
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)	1.11%	1.23%
Expenses, before waivers/reimbursements(d)(e)	2.91%	44.80%
Net investment income(b)	1.49%	.44%
Portfolio turnover rate	13%	13%

See footnote summary on page 219.

198	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2045 Retirement Strategy
	Class B
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.34	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.10	(.03)
Net realized and unrealized gain on investment transactions	1.47	1.37

Net increase in net asset value from operations	1.57	1.34

Less: Dividends and Distributions
Dividends from net investment income	(.14)	– 0	–
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.15)	– 0	–

Net asset value, end of period	$ 12.76	$ 11.34

Total Return
Total investment return based on net asset value(c)	13.96%	13.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$319	$140
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)	1.81%	1.93%
Expenses, before waivers/reimbursements(d)(e)	3.97%	54.54%
Net investment income (loss)(b)	.77%	(.28)%
Portfolio turnover rate	13%	13%

See footnote summary on page 219.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	199

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2045 Retirement Strategy
	Class C
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.34	$ 10.00

Income From Investment Operations
Net investment income (loss)(a)(b)	.11	(.07)
Net realized and unrealized gain on investment transactions	1.46	1.41

Net increase in net asset value from operations	1.57	1.34

Less: Dividends and Distributions
Dividends from net investment income	(.14)	– 0	–
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.15)	– 0	–

Net asset value, end of period	$ 12.76	$ 11.34

Total Return
Total investment return based on net asset value(c)	13.96%	13.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$344	$129
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)	1.81%	1.93%
Expenses, before waivers/reimbursements(d)(e)	4.04%	66.89%
Net investment income (loss)(b)	.91%	(.73)%
Portfolio turnover rate	13%	13%

See footnote summary on page 219.

200	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2045 Retirement Strategy
	Advisor Class
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.45	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.24	.09
Net realized and unrealized gain on investment transactions	1.47	1.36

Net increase in net asset value from operations	1.71	1.45

Less: Dividends and Distributions
Dividends from net investment income	(.20)	– 0	–
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.21)	– 0	–

Net asset value, end of period	$ 12.95	$ 11.45

Total Return
Total investment return based on net asset value(c)	15.08%	14.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$596	$245
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)	.80%	.93%
Expenses, before waivers/reimbursements(d)(e)	3.13%	52.18%
Net investment income(b)	1.85%	.85%
Portfolio turnover rate	13%	13%

See footnote summary on page 219.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	201

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2045 Retirement Strategy
	Class R
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.40	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.05	.02
Net realized and unrealized gain on investment transactions	1.59	1.38

Net increase in net asset value from operations	1.64	1.40

Less: Dividends and Distributions
Dividends from net investment income	(.19)	– 0	–
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.20)	– 0	–

Net asset value, end of period	$ 12.84	$ 11.40

Total Return
Total investment return based on net asset value(c)	14.50%	14.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,620	$210
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)	1.27%	1.43%
Expenses, before waivers/reimbursements(d)(e)	3.18%	45.90%
Net investment income(b)	.40%	.17%
Portfolio turnover rate	13%	13%

See footnote summary on page 219.

202	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2045 Retirement Strategy
	Class K
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.43	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.11	.04
Net realized and unrealized gain on investment transactions	1.56	1.39

Net increase in net asset value from operations	1.67	1.43

Less: Dividends and Distributions
Dividends from net investment income	(.21)	– 0	–
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.22)	– 0	–

Net asset value, end of period	$ 12.88	$ 11.43

Total Return
Total investment return based on net asset value(c)	14.76%	14.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,458	$484
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)	1.04%	1.18%
Expenses, before waivers/reimbursements(d)(e)	2.62%	44.54%
Net investment income(b)	1.04%	.43%
Portfolio turnover rate	13%	13%

See footnote summary on page 219.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	203

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	2045 Retirement Strategy
	Class I
	Year Ended August 31,
	2007	2006

Net asset value, beginning of period	$ 11.45	$ 10.00

Income From Investment Operations
Net investment income(a)(b)	.12	.04
Net realized and unrealized gain on investment transactions	1.59	1.41

Net increase in net asset value from operations	1.71	1.45

Less: Dividends and Distributions
Dividends from net investment income	(.23)	– 0	–
Distributions from net realized gain on investment transactions	(.01)	– 0	–

Total dividends and distributions	(.24)	– 0	–

Net asset value, end of period	$ 12.92	$ 11.45

Total Return
Total investment return based on net asset value(c)	15.08%	14.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,213	$97
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)	.75%	.93%
Expenses, before waivers/reimbursements(d)(e)	2.13%	52.64%
Net investment income(b)	.78%	.39%
Portfolio turnover rate	13%	13%

See footnote summary on page 219.

204	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

2050 Retirement Strategy
Class A
June 29, 2007(g) to August 31, 2007
Net asset value beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(a)(b)	(.02)
Net realized and unrealized loss on investment transactions	(.12)

Net decrease in net asset value from operations	(.14)

Net asset value, end of period	$ 9.86

Total Return
Total investment return based on net asset value(c)	(1.40)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)(h)	1.09%
Expenses, before waivers/reimbursements(d)(e)(h)	649.75%
Net investment loss(b)(h)	(1.02)%
Portfolio turnover rate	8%

See footnote summary on page 219.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	205

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

2050 Retirement Strategy
Class B
June 29, 2007(g) to August 31, 2007
Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(a)(b)	(.03)
Net realized and unrealized loss on investment transactions	(.12)

Net decrease in net asset value from operations	(.15)

Net asset value, end of period	$ 9.85

Total Return
Total investment return based on net asset value(c)	(1.50)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)(h)	1.79%
Expenses, before waivers/reimbursements(d)(e)(h)	649.78%
Net investment loss(b)(h)	(1.72)%
Portfolio turnover rate	8%

See footnote summary on page 219.

206	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

2050 Retirement Strategy
Class C
June 29, 2007(g) to August 31, 2007
Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(a)(b)	(.03)
Net realized and unrealized loss on investment transactions	(.12)

Net decrease in net asset value from operations	(.15)

Net asset value, end of period	$ 9.85

Total Return
Total investment return based on net asset value(c)	(1.50)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)(h)	1.79%
Expenses, before waivers/reimbursements(d)(e)(h)	649.72%
Net investment loss(b)(h)	(1.72)%
Portfolio turnover rate	8%

See footnote summary on page 219.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	207

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

2050 Retirement Strategy
Advisor Class
June 29, 2007(g) to August 31, 2007
Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(a)(b)	(.01)
Net realized and unrealized loss on investment transactions	(.12)

Net decrease in net asset value from operations	(.13)

Net asset value, end of period	$ 9.87

Total Return
Total investment return based on net asset value(c)	(1.30)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)(h)	.79%
Expenses, before waivers/reimbursements(d)(e)(h)	648.81%
Net investment loss(b)(h)	(.72)%
Portfolio turnover rate	8%

See footnote summary on page 219.

208	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

2050 Retirement Strategy
Class R
June 29, 2007(g) to August 31, 2007
Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(a)(b)	(.02)
Net realized and unrealized loss on investment transactions	(.12)

Net decrease in net asset value from operations	(.14)

Net asset value, end of period	$ 9.86

Total Return
Total investment return based on net asset value(c)	(1.40)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)(h)	1.29%
Expenses, before waivers/reimbursements(d)(e)(h)	596.22%
Net investment loss(b)(h)	(1.22)%
Portfolio turnover rate	8%

See footnote summary on page 219.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	209

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

2050 Retirement Strategy
Class K
June 29, 2007(g) to August 31, 2007
Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(a)(b)	(.02)
Net realized and unrealized loss on investment transactions	(.12)

Net decrease in net asset value from operations	(.14)

Net asset value, end of period	$ 9.86

Total Return
Total investment return based on net asset value(c)	(1.40)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)(h)	1.04%
Expenses, before waivers/reimbursements(d)(e)(h)	595.99%
Net investment loss(b)(h)	(.97)%
Portfolio turnover rate	8%

See footnote summary on page 219.

210	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

2050 Retirement Strategy
Class I
June 29, 2007(g) to August 31, 2007
Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(a)(b)	(.01)
Net realized and unrealized loss on investment transactions	(.12)

Net decrease in net asset value from operations	(.13)

Net asset value, end of period	$ 9.87

Total Return
Total investment return based on net asset value(c)	(1.30)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)(h)	.79%
Expenses, before waivers/reimbursements(d)(e)(h)	595.86%
Net investment loss(b)(h)	(.72)%
Portfolio turnover rate	8%

See footnote summary on page 219.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	211

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

2055 Retirement Strategy
Class A
June 29, 2007(g) to August 31, 2007
Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(a)(b)	(.02)
Net realized and unrealized loss on investment transactions	(.13)

Net decrease in net asset value from operations	(.15)

Net asset value, end of period	$ 9.85

Total Return
Total investment return based on net asset value(c)	(1.50)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)(h)	1.03%
Expenses, before waivers/reimbursements(d)(e)(h)	643.42%
Net investment loss(b)(h)	(1.02)%
Portfolio turnover rate	8%

See footnote summary on page 219.

212	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

2055 Retirement Strategy
Class B
June 29, 2007(g) to August 31, 2007
Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(a)(b)	(.03)
Net realized and unrealized loss on investment transactions	(.13)

Net decrease in net asset value from operations	(.16)

Net asset value, end of period	$ 9.84

Total Return
Total investment return based on net asset value(c)	(1.60)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)(h)	1.73%
Expenses, before waivers/reimbursements(d)(e)(h)	638.66%
Net investment loss(b)(h)	(1.72)%
Portfolio turnover rate.	8%

See footnote summary on page 219.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	213

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

2055 Retirement Strategy
Class C
June 29, 2007(g) to August 31, 2007
Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(a)(b)	(.03)
Net realized and unrealized loss on investment transactions	(.13)

Net decrease in net asset value from operations	(.16)

Net asset value, end of period	$ 9.84

Total Return
Total investment return based on net asset value(c)	(1.60)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)(h)	1.73%
Expenses, before waivers/reimbursements(d)(e)(h)	638.66%
Net investment loss(b)(h)	(1.72)%
Portfolio turnover rate	8%

See footnote summary on page 219.

214	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

2055 Retirement Strategy
Advisor Class
June 29, 2007(g) to August 31, 2007
Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(a)(b)	(.01)
Net realized and unrealized loss on investment transactions	(.13)

Net decrease in net asset value from operations	(.14)

Net asset value, end of period	$ 9.86

Total Return
Total investment return based on net asset value(c)	(1.40)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)(h)	.73%
Expenses, before waivers/reimbursements(d)(e)(h)	637.93%
Net investment loss(b)(h)	(.72)%
Portfolio turnover rate	8%

See footnote summary on page 219.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	215

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

2055 Retirement Strategy
Class R
June 29, 2007(g) to August 31, 2007
Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(a)(b)	(.02)
Net realized and unrealized loss on investment transactions	(.13)

Net decrease in net asset value from operations	(.15)

Net asset value, end of period	$ 9.85

Total Return
Total investment return based on net asset value(c)	(1.50)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)(h)	1.23%
Expenses, before waivers/reimbursements(d)(e)(h)	586.71%
Net investment loss(b)(h)	(1.22)%
Portfolio turnover rate	8%

See footnote summary on page 219.

216	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

2055 Retirement Strategy
Class K
June 29, 2007(g) to August 31, 2007
Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(a)(b)	(.02)
Net realized and unrealized loss on investment transactions	(.13)

Net decrease in net asset value from operations	(.15)

Net asset value, end of period	$ 9.85

Total Return
Total investment return based on net asset value(c)	(1.50)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)(h)	.98%
Expenses, before waivers/reimbursements(d)(e)(h)	586.41%
Net investment loss(b)(h)	(.97)%
Portfolio turnover rate	8%

See footnote summary on page 219.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	217

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

2055 Retirement Strategy
Class I
June 29, 2007(g) to August 31, 2007
Net asset value, beginning of period	$ 10.00

Income From Investment Operations
Net investment loss(a)(b)	(.01)
Net realized and unrealized loss on investment transactions	(.13)

Net decrease in net asset value from operations	(.14)

Net asset value, end of period	$ 9.86

Total Return
Total investment return based on net asset value(c)	(1.40)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(d)(e)(h)	.73%
Expenses, before waivers/reimbursements(d)(e)(h)	586.25%
Net investment loss(b)(h)	(.72)%
Portfolio turnover rate	8%

See footnote summary on page 219.

218	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived and reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Total investment return calculated for a period less than one year is not annualized.

(d)	Expense ratios do not include expenses of the Underlying Portfolios in which the Strategy invests. For the years ended August 31, 2007 and August 31, 2006, the estimated annualized blended expense ratios were .04% and .07%, respectively, for each of the Strategies.

(e)	Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

	Year Ended August 31, 2007
	2000 Retirement Strategy	2040 Retirement Strategy	2045 Retirement Strategy	2050 Retirement Strategy	2055 Retirement Strategy
Class A	.90%	1.08%	1.09%	1.02%	1.02%
Class B	1.57%	1.80%	1.79%	1.72%	1.72%
Class C	1.59%	1.78%	1.79%	1.72%	1.72%
Advisor Class	.63%	.79%	.79%	.72%	.72%
Class R	1.05%	1.24%	1.25%	1.22%	1.22%
Class K	.82%	1.02%	1.02%	.97%	.97%
Class I	.54%	.74%	.73%	.72%	.72%

	Year Ended August 31, 2006
	2000 Retirement Strategy	2030 Retirement Strategy	2035 Retirement Strategy	2040 Retirement Strategy	2045 Retirement Strategy
Class A	1.03%	1.18%	1.18%	1.18%	1.18%
Class B	1.73%	1.88%	1.88%	1.88%	1.88%
Class C	1.73%	1.88%	1.88%	1.88%	1.88%
Advisor Class	.73%	.88%	.88%	.88%	.88%
Class R	1.23%	1.38%	1.38%	1.38%	1.38%
Class K	.98%	1.13%	1.13%	1.13%	1.13%
Class I	.73%	.88%	.88%	.88%	.88%

(f)	Amount is less than $.005.

(g)	Commencement of operations.

(h)	Annualized.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	219

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders

AllianceBernstein Blended Style Series, Inc.

We have audited the accompanying statements of net assets of each of AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy, and AllianceBernstein 2055 Retirement Strategy (constituting series of the AllianceBernstein Blended Style Series, Inc. hereafter referred to as the “Funds”) as of August 31, 2007, and the related statements of operations for the year then ended, statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended, except for AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy, the related statements of operations, statement of changes in net assets and the financial highlights for the period from June 29, 2007 (commencement of operations) to August 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the transfer agent or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy, and AllianceBernstein 2055 Retirement Strategy as of August 31, 2007, and the results of their operations, changes in their net assets and their financial highlights for the periods indicated above, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 22, 2007

220	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Report of Independent Registered Public Accounting Firm

TAX INFORMATION (unaudited)

For the fiscal year ended August 31, 2007, in order to meet certain requirements of the Internal Revenue Code, we are advising you that certain distributions from the following funds will be designated as:

Portfolio	Long-Term Capital Gain	Qualified Dividend Income	(for corporate shareholders) Dividends Received Deduction	(for foreign shareholders) Qualified Short-Term Capital Gain	(for foreign shareholders) Qualified Interest Income
2000	$4,673	$15,443	$7,320	$1,487	$104,088
2005	10,307	89,424	44,471	13,290	229,973
2010	29,435	314,223	149,430	13,380	627,757
2015	44,428	446,504	205,661	16	846,662
2020	31,470	540,429	248,656	7,868	779,853
2025	21,332	696,390	317,730	4,185	525,688
2030	28,033	493,649	224,361	7,008	110,938
2035	19,075	386,871	193,807	2,219	11,972
2040	10,271	166,973	89,570	2,370	5,673
2045	11,371	200,630	91,593	3,101	5,741
2050	–	–	–	–	–
2055	–	–	–	–	–

Long Term Capital Gain distributions made during the fiscal year ended August 31, 2007 will be subject to maximum tax rate of 15%.

In addition, Qualified Dividend Income will also be subject to a maximum tax rate of 15%.

The above should not be used to calculate your income tax returns.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	221

Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Seth J. Masters, Senior Vice President

Thomas J. Fontaine, Vice President

Mark A. Hamilton, Vice President

Joshua B. Lisser, Vice President

Christopher H. Nikolich, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of and investment decisions for each of the Fund’s portfolios are made by the Blend Investment Policy Team, comprised of senior Blend portfolio managers. While all members of the team work jointly to determine the majority of the investment strategy, Messrs. Seth Masters, Thomas Fontaine, Mark Hamilton, Joshua Lisser and Christopher Nikolich, members of the Blend Investment Policy Team are primarily responsible for the day-to-day management of the Fund’s portfolios.

222	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AND AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTOR
Marc O. Mayer,*** 1345 Avenue of the Americas New York, NY 10105 50 (2003)	Executive Vice President of AllianceBernstein L.P. (“AllianceBernstein”) since 2001 and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto he was head of AllianceBernstein Institutional Investments, a unit of AllianceBernstein from 2001- 2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co., LLC) (“SCB & Co.”) and its predecessor since prior to 2002.	108	SCB Partners Inc. and SCB, Inc.

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ## 75 (2002) Chairman of the Board	Investment Adviser and Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2002. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	110	None

David H. Dievler, # 78 (2002)	Independent Consultant. Until December 1994, he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”) (formerly Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of the American Institute of Certified Public Accountants since 1953.	109	None

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	223

Management of the Fund

NAME, ADDRESS*, AND AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
John H. Dobkin, # 65 (2002)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999- June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design and during 1988-1992, Director and Chairman of the Audit Committee of AB Corp.	108	None

Michael J. Downey, # 63 (2005)	Consultant since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	108	Asia Pacific Fund, Inc. and The Merger Fund

D. James Guzy, # 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2002. He is also President of the Arbor Company (private family investments).	108	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 59 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	108	None

224	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Management of the Fund

NAME, ADDRESS*, AND AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR

DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 66 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc., (semi-conductor manufacturing services), 2005-2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and renamed from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting) 1993-2003.	108	Xilinx, Inc. (semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor substrates)

Earl D. Weiner, # 68 (2007)	Of Counsel, and Partner from 1976-2006, of the law firm Sullivan & Cromwell LLP, specializing in investment management, corporate and securities law; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook.	108	None

*	The address for each of the Fund’s disinterested Directors is AllianceBernstein L.P., c/o Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	Mr. Mayer is an “interested person”, as defined in the Investment Company Act of 1940, due to his position as Executive Vice President of AllianceBernstein.

#	Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	225

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marc O. Mayer 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2002 until March 2003.

Seth J. Masters 48	Senior Vice President	Executive Vice President of AllianceBernstein,** with which he has been associated since prior to 2002.

Thomas J. Fontaine 42	Vice President	Senior Vice President of AllianceBernstein,** with which he has been associated since prior to 2002.

Mark A. Hamilton 42	Vice President	Senior Vice President of AllianceBernstein,** with which he has been associated since prior to 2002.

Joshua B. Lisser 40	Vice President	Senior Vice President of AllianceBernstein,** with which he has been associated since prior to 2002.

Christopher H. Nikolich 38	Vice President	Senior Vice President of AllianceBernstein,** with which he has been associated since prior to 2002.

Emilie D. Wrapp 51	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2002.

Joseph J. Mantineo 48	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2002.

Vincent S. Noto 42	Controller	Vice President of ABIS,** with which he has been associated since prior to 2002.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	AllianceBernstein, ABI, ABIS and SCB & Co. are affiliates of the Fund. The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

226	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Management of the Fund

Information Regarding the Review and Approval of the Advisory Agreement in Respect of Each Strategy

The disinterested directors (the “directors”) of AllianceBernstein Blended Style Series, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser (i) in respect of each of AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy (the “2050 and 2055 Strategies”) at a meeting held on May 1-3, 2007 (for an initial period ending May 30, 2009), and (ii) in respect of each of AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, and AllianceBernstein 2045 Retirement Strategy (the “2000 to 2045 Strategies”) at meetings held on June 13, 2007 (for a “stub period” ending August 31, 2007) and July 31-August 2, 2007 (for an annual period). Each Retirement Strategy is referred to individually as a “Strategy” and collectively as the “Strategies”).

Prior to approval of the Advisory Agreement in respect of a Strategy (initial or continuance) the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed approvals of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The directors also reviewed independent evaluations prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Strategies were reasonable. The directors also discussed the proposed approvals in private sessions with counsel and the Company’s Senior Officer.

The directors noted that each Strategy is or will be managed to the specific year of planned retirement included in its name. The directors also noted that instead of investing directly in portfolio securities, each Strategy pursues or will pursue its investment objective by investing in a combination of the portfolios of The AllianceBernstein Pooling Portfolios (“Pooling”), each of which represents one of a variety of asset classes and investment styles. The directors further noted that the portfolios of Pooling do not pay advisory fees to the Adviser.

The directors considered their knowledge of the nature and quality of the services provided or to be provided by the Adviser to the Strategies gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	227

past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Strategies and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage each Strategy and the overall arrangements between each Strategy and the Adviser, as provided in the Advisory Agreement, including the advisory fees, were fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided or to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the 2000 to 2045 Strategies and the AllianceBernstein Funds. They also noted the professional experience and qualifications of each Strategy’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Strategies will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Strategies’ request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from each Strategy to the Adviser than the fee rates stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The directors noted that in the case of the 2000 to 2045 Strategies, the Adviser had waived reimbursement payments from each Strategy since the Strategy’s inception. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Strategy’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided or to be provided to the Strategies under the Advisory Agreement.

228	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Costs of Services Provided and Profitability

In the case of the 2050 and 2055 Strategies, the directors did not consider historical information about the profitability of either Strategy to the Adviser since neither Strategy had yet commenced operations. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement in respect of the 2050 and 2055 Strategies. They also considered the costs to be borne by the Adviser in providing services to each Strategy (including indirect costs of providing services to the portfolios of Pooling) and that the 2050 and 2055 Strategies were unlikely to be profitable to the Adviser unless they achieve material levels of net assets.

In the case of the 2000 to 2045 Strategies, the directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Strategy to the Adviser for calendar years 2005 and 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Strategies and the relevant portfolios of Pooling, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Strategies and such portfolios of Pooling. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationships with the Strategies before taxes and distribution expenses. The directors noted that the 2000 to 2045 Strategies were not profitable to it in 2005 and 2006. The directors noted that the 2000 to 2045 Strategies were relatively small (as of June 30, 2007, the largest of the 2000 to 2045 Strategies, 2020, had net assets of approximately $126 million) and that the Adviser had waived reimbursement of administrative expenses from these Strategies since inception.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships or proposed relationships with the Strategies (and the portfolios of Pooling in which the Strategies invest) other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients (and the portfolios of Pooling in which the Strategies invest) on an agency basis), 12b-1 fees and sales charges received by the Company’s principal underwriter (which is

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	229

a wholly owned subsidiary of the Adviser) in respect of certain classes of the Strategies’ shares, transfer agency fees paid or to be paid by the Strategies to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by portfolios of Pooling in which the Strategies invest or will invest to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Strategies.

Investment Results

In addition to the information reviewed by the directors in connection with the meetings, the directors receive detailed comparative performance information for each Strategy that had commenced operations at each regular Board meeting during the year. In the case of the 2000 to 2045 Strategies, at the meetings, the directors reviewed information prepared by Lipper showing the comparative performance of the Class A Shares of each Strategy as compared to a group of funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to a composite index (the “Index”) in each case for periods ended April 30, 2007 over the 1-year period and (in the case of the Index) the since inception period (September 2005 inception). The Index for a Strategy consisted of some or all of the following underlying benchmarks: the Russell 3000 Index, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net), the Financial Times Stock Exchange (FTSE) EPRA/National Association of Real Estate Investment Trusts Global Real Estate Index, the Lehman Brothers (LB) U.S. Aggregate Index, the Merrill Lynch (ML) 1-3 Year Treasury Index, the LB 1-10 Year TIPS Index and the LB High Yield (2% constrained) Index. The directors noted that the weighting of the Index differed for the various Strategies, depending on the extent to which the Strategy invested in equity securities. In the case of the 2050 and 2055 Strategies, since neither Strategy had yet commenced operations when the directors reviewed approval of the Advisory Agreement in respect of such Strategies, no performance or other historical information for the 2050 and 2055 Strategies was available. However, since initially each of the 2050 and 2055 Strategies would be investing in the portfolios of Pooling in the same proportion as AllianceBernstein 2045 Retirement Strategy, and since the approval of the Advisory Agreement in respect of such Strategies was considered at their May 1-3, 2007 meetings, the directors reviewed comparative performance information for that Strategy for periods ended December 31, 2006 as indicated below. The directors relied on such review, which is discussed below, in approving the advisory arrangements for each of the 2050 and 2055 Strategies. The directors also considered the Adviser’s extensive experience in managing blended asset portfolios such as those proposed for each of the 2050 and 2055 Strategies, noting that they were directors or trustees of a number of other funds advised by the

230	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Adviser that pursue blended asset strategies and were satisfied with the Adviser’s ability to provide advisory services of this type.

AllianceBernstein 2000 Retirement Strategy

The directors noted that AllianceBernstein 2000 Retirement Strategy was in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe in the 1-year period and that it underperformed the Index in both periods reviewed. Based on their review, the directors concluded that the Strategy’s relative performance over time had been satisfactory.

AllianceBernstein 2005 Retirement Strategy

The directors noted that AllianceBernstein 2005 Retirement Strategy was in the 2nd quintile of the Performance Group and 1st quintile of the Performance Universe in the 1-year period and that it underperformed the Index in both periods reviewed. Based on their review, the directors concluded that the Strategy’s relative performance over time had been satisfactory.

AllianceBernstein 2010 Retirement Strategy

The directors noted that AllianceBernstein 2010 Retirement Strategy was in the 2nd quintile of the Performance Group and 1st quintile of the Performance Universe in the 1-year period and that it underperformed the Index in both periods reviewed. The directors concluded that the Strategy’s relative performance over time had been satisfactory.

AllianceBernstein 2015 Retirement Strategy

The directors noted that AllianceBernstein 2015 Retirement Strategy was in the 2nd quintile of the Performance Group and 1st quintile of the Performance Universe in the 1-year period and that it underperformed the Index in both periods reviewed. The directors concluded that the Strategy’s relative performance over time had been satisfactory.

AllianceBernstein 2020 Retirement Strategy

The directors noted that AllianceBernstein 2020 Retirement Strategy was in the 2nd quintile of the Performance Group and 1st quintile of the Performance Universe in the 1-year period and that it underperformed the Index in both periods reviewed. The directors concluded that the Strategy’s relative performance over time had been satisfactory.

AllianceBernstein 2025 Retirement Strategy

The directors noted that AllianceBernstein 2025 Retirement Strategy was in the 2nd quintile of the Performance Group and Performance Universe in the 1-year period and that it underperformed the Index in both periods reviewed. Based on their review, the directors concluded that the Strategy’s relative performance over time had been satisfactory.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	231

AllianceBernstein 2030 Retirement Strategy

The directors noted that AllianceBernstein 2030 Retirement Strategy was in the 2nd quintile of the Performance Group and 1st quintile of the Performance Universe in the 1-year period and that it underperformed the Index in both periods reviewed. The directors concluded that the Strategy’s relative performance over time had been satisfactory.

AllianceBernstein 2035 Retirement Strategy

The directors noted that AllianceBernstein 2035 Retirement Strategy was in the 4th quintile of the Performance Group and 2nd quintile of the Performance Universe in the 1-year period and that it underperformed the Index in both periods reviewed. The directors concluded that the Strategy’s relative performance over time had been satisfactory.

AllianceBernstein 2040 Retirement Strategy

The directors noted that AllianceBernstein 2040 Retirement Strategy was in the 4th quintile of the Performance Group and 1st quintile of the Performance Universe in the 1-year period and that it underperformed the Index in both periods reviewed. The directors concluded that the Strategy’s relative performance over time had been satisfactory.

AllianceBernstein 2045 Retirement Strategy

The directors noted that AllianceBernstein 2045 Retirement Strategy was in the 5th quintile of the Performance Group and 3rd quintile of the Performance Universe in the 1-year period and that it underperformed the Index in both periods reviewed. The directors concluded that the Strategy’s relative performance over time had been satisfactory.

AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy

The directors reviewed information at their May 1-3, 2007 meeting showing the comparative performance of the Class A Shares of AllianceBernstein 2045 Retirement Strategy as compared to a Performance Group and a Performance Universe, and as compared to a composite index (the “Index”), in each case for periods ended December 31, 2006 over the 1-year period and (in the case of the Index) the since inception period (September 2005 inception). The directors noted that AllianceBernstein 2045 Retirement Strategy was in the 1st quintile in the Performance Group and Performance Universe comparisons, and that it underperformed the Index in both periods reviewed. Based on their review, the directors concluded that AllianceBernstein 2045 Retirement Strategy’s relative performance over time had been satisfactory and that they had confidence in the Adviser’s ability to provide quality portfolio management services to each of AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy.

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Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by each Strategy to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Strategy at a common asset level (at hypothetical common assets of $100 million in the case of each of the 2050 and 2055 Strategies). The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Strategies. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer disclosing the institutional fee schedules for institutional products managed by the Adviser that have a substantially similar investment style as the Strategies. The directors noted that the institutional fee schedules for clients with a substantially similar investment style as the Strategies had breakpoints at lower asset levels than those in the fee schedules applicable to the Strategies although the institutional fee schedules provided for a higher fee rate on the first $25 million of assets and that the application of the institutional fee schedules to the level of assets of the Strategies would result in a fee rate that would be lower than that in the Strategies’ Advisory Agreement (except in the case of AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy and AllianceBernstein 2045 Retirement Strategy which each had relatively low net assets). The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Strategies relative to institutional clients. The Adviser also noted that since mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of each Strategy in comparison to the fees and expenses of funds within a comparison group created by Lipper: an Expense Group. Lipper described an Expense Group as a representative sample of funds comparable to a Strategy. The Class A expense ratio of each Strategy was based on the Strategy’s latest fiscal year expense ratio. The expense ratio of each Strategy reflected fee waivers and/or expense reimbursements as a result of applicable expense limitation undertakings or voluntary action taken by the Adviser. The directors noted that the Adviser had recently reduced the expense caps for the 2000 to 2045 Strategies and that

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	233

the Lipper information for those Strategies included pro forma expense ratios provided by the Adviser assuming the reduced expense caps effective March 1, 2007 had been in effect throughout each Strategy’s fiscal year ended August 31, 2006. All references to the expense ratios of the 2000 to 2045 Strategies are to the pro forma expense ratios. The directors recognized that the expense ratio information for the Strategies potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Strategies by others. The directors noted that it was likely that the expense ratios of some funds in each Strategies Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

AllianceBernstein 2000 Retirement Strategy

The directors noted that AllianceBernstein 2000 Retirement Strategy’s at approximate current size contractual effective advisory fee rate of 55 basis points was the same as the Expense Group median and that in the Strategy’s latest fiscal year, the administrative expense reimbursement of 2,345 basis points had been waived by the Adviser. The directors also noted that the Strategy’s pro forma total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median. The directors concluded that the Strategy’s pro forma expense ratio was satisfactory.

AllianceBernstein 2005 Retirement Strategy

The directors noted that AllianceBernstein 2005 Retirement Strategy’s at approximate current size contractual effective advisory fee rate of 55 basis points was the same as the Expense Group median and that in the Strategy’s latest fiscal year, the administrative expense reimbursement of 260 basis points had been waived by the Adviser. The directors also noted that the 2005 Retirement Strategy’s pro forma total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median. The directors concluded that the Strategy’s pro forma expense ratio was satisfactory.

AllianceBernstein 2010 Retirement Strategy

The directors noted that AllianceBernstein 2010 Retirement Strategy’s at approximate current size contractual effective advisory fee rate of 60 basis points was higher than the Expense Group median and that in the Strategy’s latest fiscal year, the administrative expense reimbursement of 140 basis points had been waived by the Adviser. The directors also noted that the 2010 Retirement Strategy’s pro forma total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median. The directors concluded that the Strategy’s pro forma expense ratio was satisfactory.

AllianceBernstein 2015 Retirement Strategy

The directors noted that AllianceBernstein 2015 Retirement Strategy’s at approximate current size contractual effective advisory fee rate of 60 basis points was

234	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

lower than the Expense Group median and that in the Strategy’s latest fiscal year, the administrative expense reimbursement of 154 basis points had been waived by the Adviser. The directors also noted that the Strategy’s pro forma total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median. The directors concluded that the Strategy’s pro forma expense ratio was satisfactory.

AllianceBernstein 2020 Retirement Strategy

The directors noted that AllianceBernstein 2020 Retirement Strategy’s at approximate current size contractual effective advisory fee rate of 65 basis points was slightly higher than the Expense Group median and that in the Strategy’s latest fiscal year, the administrative expense reimbursement of 142 basis points had been waived by the Adviser. The directors also noted that the Strategy’s pro forma total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median. The directors concluded that the Strategy’s pro forma expense ratio was satisfactory.

AllianceBernstein 2025 Retirement Strategy

The directors noted that AllianceBernstein 2025 Retirement Strategy’s at approximate current size contractual effective advisory fee rate of 65 basis points was lower than the Expense Group median and that in the Strategy’s latest fiscal year, the administrative expense reimbursement of 127 basis points had been waived by the Adviser. The directors also noted that the Strategy’s pro forma total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median. The directors concluded that the Strategy’s pro forma expense ratio was satisfactory.

AllianceBernstein 2030 Retirement Strategy

The directors noted that AllianceBernstein 2030 Retirement Strategy’s at approximate current size contractual effective advisory fee rate of 65 basis points was lower than the Expense Group median and that in the Strategy’s latest fiscal year, the administrative expense reimbursement of 223 basis points had been waived by the Adviser. The directors also noted that the Strategy’s pro forma total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median. The directors concluded that the Strategy’s pro forma expense ratio was satisfactory.

AllianceBernstein 2035 Retirement Strategy

The directors noted that AllianceBernstein 2035 Retirement Strategy’s at approximate current size contractual effective advisory fee rate of 65 basis points was lower than the Expense Group median and that in the Strategy’s latest fiscal year, the administrative expense reimbursement of 330 basis points had been waived by the Adviser. The directors also noted that the Strategy’s pro forma total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median. The directors concluded that the Strategy’s pro forma expense ratio was satisfactory.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	235

AllianceBernstein 2040 Retirement Strategy

The directors noted that AllianceBernstein 2040 Retirement Strategy’s at approximate current size contractual effective advisory fee rate of 65 basis points was lower than the Expense Group median and that in the Strategy’s latest fiscal year, the administrative expense reimbursement of 640 basis points had been waived by the Adviser. The directors also noted that the Strategy’s pro forma total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median. The directors concluded that the Strategy’s pro forma expense ratio was satisfactory.

AllianceBernstein 2045 Retirement Strategy

The directors noted that AllianceBernstein 2045 Retirement Strategy’s at approximate current size contractual effective advisory fee rate of 65 basis points was lower than the Expense Group median and that in the Strategy’s latest fiscal year, the administrative expense reimbursement of 900 basis points had been waived by the Adviser. The directors also noted that the Strategy’s pro forma total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median. The directors concluded that the Strategy’s pro forma expense ratio was satisfactory.

AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy

The directors noted that the proposed advisory fees for the AllianceBernstein 2050 and 2055 Retirement Strategies were lower than the Expense Group median. The directors recognized that the Adviser’s total compensation from each Strategy pursuant to the Advisory Agreement would be increased by amounts paid pursuant to the expense reimbursement provision in the Advisory Agreement, and that the impact of such expense reimbursement would depend on the size of each Strategy and the extent to which the Adviser requests reimbursements pursuant to this provision. The Lipper analysis reflected the Adviser’s agreement to cap each Strategy’s expense ratio pursuant to an undertaking that extends until August 31, 2009 and automatically extends for additional one-year terms unless terminated by the Adviser upon notice to the Company at least 60 days prior to the termination date of the undertaking. The directors noted that the estimated expense ratios were lower than the Expense Group median. The directors concluded that the anticipated expense ratios were acceptable.

Economies of Scale

The directors noted that the advisory fee schedules for the Strategies contain breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized

236	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

(if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Strategies, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Strategies’ breakpoint arrangements would result in a sharing of economies of scale in the event the Strategies’ net assets exceed a breakpoint in the future.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	237

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Blended Style Series, Inc. (the “Fund”), in respect of the following AllianceBernstein Retirement Strategies (each a “Strategy” and collectively, the “Strategies”):2

AllianceBernstein 2000 Retirement Strategy

AllianceBernstein 2005 Retirement Strategy

AllianceBernstein 2010 Retirement Strategy

AllianceBernstein 2015 Retirement Strategy

AllianceBernstein 2020 Retirement Strategy

AllianceBernstein 2025 Retirement Strategy

AllianceBernstein 2030 Retirement Strategy

AllianceBernstein 2035 Retirement Strategy

AllianceBernstein 2040 Retirement Strategy

AllianceBernstein 2045 Retirement Strategy

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The investment objective of each Strategy is to seek the highest total return over time consistent with its asset mix. Total return includes capital growth and income. Each Strategy is managed to the specific year of planned retirement included in its name. The Strategies’ asset mixes will become more conservative until reaching the year approaching 15 years after the retirement year at which time the asset allocation will become static. Each Strategy will pursue its investment objectives through investing in a combination of The AllianceBernstein Pooling Portfolios (the “Pooling Portfolios”),3 which represent a variety of asset classes and investment styles. As a

1	It should be noted that the information in the fee evaluation was completed on July 17, 2007 and presented to the Board of Directors on July 31-August 2, 2007, in accordance with the September 1, 2004 Assurance of Discontinuance between the NYAG and the Adviser. The other Retirement Strategies that are not discussed in this evaluation are 2050 Retirement Strategy and 2055 Retirement Strategy. The Board of Directors approved the initial investment agreement between the Adviser and 2050 Retirement Strategy and 2055 Retirement Strategy at the May 3, 2007 meeting.

2	Future references to the Strategies do not include “AllianceBernstein.”

3	The AllianceBernstein Pooling Portfolios include U.S. Value Portfolio, U.S. Large Cap Growth Portfolio, Global Real Estate Investment Portfolio, International Value Portfolio, International Growth Portfolio, Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio, Global Research Growth Portfolio, Global Value Portfolio, Short Duration Bond Portfolio, Intermediate Duration Bond Portfolio, Inflation Protected Securities Portfolio and High Yield Portfolio.

238	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

result, certain expenses will be minimal, such as custodian charges, or non-existent, such as brokerage commissions, except as incurred indirectly through the Pooling Portfolios.

The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Boards of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategies grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that each Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee charged to each Strategy is dependent on the percentage of equity investments and the level of net assets held by each Strategy:

% Invested in Equity Investments[4]	Advisory Fee
Equal to or less than 60%	0.55%

Greater than 60% and less than 80%	0.60%

Equal to or greater than 80%	0.65%

Net Asset Level	Discount
Assets equal to or less than $2.5 billion	n/a

Assets greater than $2.5 billion and less than $5 billion	10 basis points

Assets greater than $5 billion	15 basis points

4	For purposes of determining the percent of the portfolio that consists of equity investments, 50% of the assets invested in the Global Real Estate Investment Portfolio will be considered to be invested in equity investments.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	239

Accordingly, under the terms of the Investment Advisory Agreement and based on the Strategies’ current percentages of investments held in equities, the Strategies will pay the Adviser at the following annual rates:

	Average Daily Net Assets
Strategy	First $2.5 billion	Next $2.5 billion	In excess of $5 billion
2020, 2025, 2030, 2035, 2040, 2045	0.65%	0.55%	0.50%

2010, 2015	0.60%	0.50%	0.45%

2000, 2005	0.55%	0.45%	0.40%

It should be noted that there are no management fees charged by the Adviser for managing the Pooling Portfolios, in which the Strategies invest, although there are other expenses at the Pooling Portfolio level of approximately 0.04% (estimated for the six month period ended February 28, 2007) on an ongoing basis.

The Strategies’ net assets on June 30, 2007 are set forth below:

Strategy	06/30/07 Net Assets ($millions)
2000 Retirement Strategy	$10.0
2005 Retirement Strategy	$19.7
2010 Retirement Strategy	$69.5
2015 Retirement Strategy	$113.9
2020 Retirement Strategy	$125.7
2025 Retirement Strategy	$119.1
2030 Retirement Strategy	$75.6
2035 Retirement Strategy	$54.4
2040 Retirement Strategy	$29.4
2045 Retirement Strategy	$25.1

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Strategies. Indicated below are the reimbursement amounts, which the Adviser was entitled to receive (before expense caps), but waived from the Strategies during the Strategies’ most recently completed fiscal year in dollars and as a percentage of average daily net assets:

Strategy	Amount	As a % of Average Daily Net Assets
2000 Retirement Strategy	$75,250	23.45%
2005 Retirement Strategy	$75,250	2.60%
2010 Retirement Strategy	$75,250	1.40%
2015 Retirement Strategy	$75,250	1.54%
2020 Retirement Strategy	$75,250	1.42%

240	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Strategy	Amount	As a % of Average Daily Net Assets
2025 Retirement Strategy	$75,250	1.27%
2030 Retirement Strategy	$75,250	2.23%
2035 Retirement Strategy	$75,250	3.30%
2040 Retirement Strategy	$75,250	6.40%
2045 Retirement Strategy	$75,250	9.00%

The Adviser agreed to waive that portion of its management fees and/or reimburse the Strategies for that portion of the Strategies’ total operating expenses to the degree necessary to limit the Strategies’ expense ratios to the amounts set forth below for the Strategies’ current fiscal year. The waiver is terminable by the Adviser at the end of the Strategies’ fiscal year upon at least 60 days written notice. It should be noted that the Strategies expense caps were reduced effective March 1, 2007. Set forth below are the Strategies’ expense caps, before and after March 1, 2007, and gross expense ratios as of February 28, 2007:

	Expense Cap Pursuant to Expense Limitation Undertaking					Gross Expense Ratio (02/28/07)[5]		Fiscal Year End
Strategy		Effective 03/01/07		Prior to 03/01/07
2000 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	0.86 1.56 1.56 1.06 0.81 0.56 0.56	% % % % % % %	1.10 1.80 1.80 1.30 1.05 0.80 0.80	% % % % % % %	15.05 15.00 14.20 13.77 4.12 13.65 15.56	% % % % % % %	August 31

2005 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	0.92 1.62 1.62 1.12 0.87 0.62 0.62	% % % % % % %	1.10 1.80 1.80 1.30 1.05 0.80 0.80	% % % % % % %	4.26 5.09 4.44 3.34 2.35 3.60 4.29	% % % % % % %	August 31

2010 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	0.94 1.64 1.64 1.14 0.89 0.64 0.64	% % % % % % %	1.20 1.90 1.90 1.40 1.15 0.90 0.90	% % % % % % %	2.10 2.85 2.83 1.59 1.71 1.04 1.83	% % % % % % %	August 31

2015 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	0.98 1.68 1.68 1.18 0.93 0.68 0.68	% % % % % % %	1.20 1.90 1.90 1.40 1.15 0.90 0.90	% % % % % % %	1.76 2.46 2.38 1.87 1.50 0.85 1.38	% % % % % % %	August 31

[5]	Annualized.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	241

Expense Cap Pursuant to Expense Limitation Undertaking
Strategy		Effective 03/01/07		Prior to 03/01/07		Gross Expense Ratio (02/28/07)[5]		Fiscal Year End
2020 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.02 1.72 1.72 1.22 0.97 0.72 0.72	% % % % % % %	1.25 1.95 1.95 1.45 1.20 0.95 0.95	% % % % % % %	1.72 2.42 2.43 1.78 1.48 1.10 1.36	% % % % % % %	August 31

2025 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.04 1.74 1.74 1.24 0.99 0.74 0.74	% % % % % % %	1.25 1.95 1.95 1.45 1.20 0.95 0.95	% % % % % % %	1.67 2.36 2.37 1.78 1.54 1.13 1.44	% % % % % % %	August 31

2030 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06 1.76 1.76 1.26 1.01 0.76 0.76	% % % % % % %	1.25 1.95 1.95 1.45 1.20 0.95 0.95	% % % % % % %	2.26 2.91 2.66 2.32 1.79 1.41 1.98	% % % % % % %	August 31

2035 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06 1.76 1.76 1.26 1.01 0.76 0.76	% % % % % % %	1.25 1.95 1.95 1.45 1.20 0.95 0.95	% % % % % % %	2.52 3.32 3.30 2.78 1.87 1.70 2.40	% % % % % % %	August 31

2040 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06 1.76 1.76 1.26 1.01 0.76 0.76	% % % % % % %	1.25 1.95 1.95 1.45 1.20 0.95 0.95	% % % % % % %	4.53 5.85 5.79 4.84 2.94 1.97 4.32	% % % % % % %	August 31

2045 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06 1.76 1.76 1.26 1.01 0.76 0.76	% % % % % % %	1.25 1.95 1.95 1.45 1.20 0.95 0.95	% % % % % % %	3.78 5.55 5.61 4.83 3.13 3.08 5.16	% % % % % % %	August 31

242	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

The expense limitation undertaking described includes the blended expense ratios of the Pooling Portfolios (i.e., the Strategies’ underlying expense ratios). For the six months ended February 28, 2007 and the fiscal year ended August 31, 2006, each of the 2000-2045 Strategies had an estimated blended expense ratio related to the Pooling Portfolios of 0.04% and 0.07%, respectively.

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services that are provided by the Adviser to the Strategies that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional accounts due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is entitled to be reimbursed for a portion of their expenses by the Strategies. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Strategies’ investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an open-end investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although these risks are generally still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and the legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	243

accounts that have investment styles similar to those of the Strategies. In addition to the AllianceBernstein Institutional fee schedule, set forth below is a comparison of the advisory fees of the Strategies and what would have been the effective advisory fees of the Strategies had the AllianceBernstein Institutional fee schedule been applicable to the Strategies based on June 30, 2007 net assets:6

AB Institutional Fee Schedule	Strategy	Net Assets 06/30/07 ($MM)		AB Inst. Fee (%)		Advisory Fee (%)[7]

Target Date—All Active

75 bp on 1st $25 million

60 bp on next $25 million

50 bp on next $50 million

40 bp on next $100 million

35 bp on the balance

+Other operating expenses (capped)

Minimum Account Size:

$100M or plan assets of $500M

2000 Retirement Strategy

2005 Retirement Strategy 2010 Retirement Strategy 2015 Retirement Strategy 2020 Retirement Strategy 2025 Retirement Strategy 2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy 2045 Retirement Strategy

		$ $ $ $ $ $ $ $ $ $	10.0 19.7 69.5 113.9 125.7 119.1 75.6 54.4 29.4 25.1	0.75 0.75 0.63 0.56 0.55 0.56 0.62 0.67 0.73 0.75	% % % % % % % % % %	0.55 0.55 0.60 0.60 0.65 0.65 0.65 0.65 0.65 0.65	% % % % % % % % % %

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7	Excludes expense reimbursements or advisory fee waivers made by the Adviser to the Strategies related to expense caps.

244	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategies with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included each Strategy’s ranking with respect to the proposed management fees relative to the median of each Strategy’s Lipper Expense Group (“EG”)8 at the approximate current asset level of the subject Strategy.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, similar 12b-1/non 12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

It should be noted that Lipper classifies the 2000, 2005 and 2010 Retirement Strategies as mixed asset target 2010 funds. As a result, the peer groups of those Strategies are almost identical. The same applies to the 2015 and 2020 Retirement Strategies, which are classified as mixed asset target 2020 funds, the 2025 and 2030 Retirement Strategies, which are classified as mixed asset target 2030 funds, and the 2035, 2040 and 2045 Retirement Strategies, which are classified as mixed asset target 2040 funds.

The original EGs for each Strategy had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the EGs of the Strategies to include no-load funds.10

8	Note that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

9	The management fee is calculated by Lipper using the Strategy’s management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Strategy had the lowest effective fee rate in the Lipper peer group.

10	The expanded EGs for 2025 Retirement Strategy and 2030 Retirement Strategy each has one peer that is no load; the expanded EGs for the remaining Retirement Strategies each has two peers that are no load.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	245

Strategy	Management Fee (%)[11]	Lipper Group Median (%)	Rank
2000 Retirement Strategy	0.550	0.550	4/7
2005 Retirement Strategy	0.550	0.550	4/7
2010 Retirement Strategy	0.600	0.565	6/7
2015 Retirement Strategy	0.600	0.618	3/8
2020 Retirement Strategy	0.650	0.640	5/8
2025 Retirement Strategy	0.650	0.684	2/8
2030 Retirement Strategy	0.650	0.684	2/8
2035 Retirement Strategy	0.650	0.702	3/8
2040 Retirement Strategy	0.650	0.702	3/8
2045 Retirement Strategy	0.650	0.702	3/8

Set forth below is a comparison of the Strategies’ total expense ratios (inclusive of the Strategies’ underlying expenses) and the medians of the Strategies’ EGs. The Strategies’ total expense ratio rankings are also shown. As previously mentioned, the Adviser reduced the Strategies’ expense cap on March 1, 2007. Accordingly, pro-forma data is also shown (in bold and italicized).12 It should be noted that Lipper intentionally omitted the Lipper Expense Universe “(EU)” due to the limited number of fund complexes that offer mixed-asset target maturity funds.

11	The management fee would not reflect any expense reimbursements made by the Strategies to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the management fee does not reflect any advisory fee waiver or expense reimbursement for expense caps that would effectively reduce the actual management fee.

12	Note that the EG medians are the same for the non-pro-forma EG and the pro-forma EG. Lipper includes each Strategy twice (on a non-pro-forma basis and on a pro-forma basis) to calculate the EG median. Lipper does not include each Strategy twice when considering the total number of funds for ranking.

246	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Strategy	Total Expense Ratio (%)[13]	Lipper Group Median (%)[14]	Lipper Group Rank
2000 Retirement Strategy	1.100	0.985	7/7
Pro-forma	0.860	0.985	2/7

2005 Retirement Strategy	1.100	0.985	7/7
Pro-forma	0.920	0.985	3/7

2010 Retirement Strategy	1.200	0.993	7/7
Pro-forma	0.940	0.993	4/7

2015 Retirement Strategy	1.200	1.062	6/8
Pro-forma	0.980	1.062	4/8

2020 Retirement Strategy	1.250	1.062	7/8
Pro-forma	1.020	1.062	4/8

2025 Retirement Strategy	1.250	1.176	5/8
Pro-forma	1.040	1.176	3/8

2030 Retirement Strategy	1.250	1.176	5/8
Pro-forma	1.060	1.176	3/8

2035 Retirement Strategy	1.250	1.191	6/8
Pro-forma	1.060	1.191	4/8

2040 Retirement Strategy	1.250	1.191	6/8
Pro-forma	1.060	1.191	4/8

2045 Retirement Strategy	1.250	1.191	6/8
Pro-forma	1.060	1.191	4/8

Based on the information provided, the Strategies’ pro-forma total expense ratios are lower than the medians of their EGs.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategies. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

13	The total expense ratios (inclusive of the Strategies’ underlying expenses) shown are for the Strategies’ Class A shares.

14	Peer total expense ratios are also inclusive of their respective underlying expenses.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	247

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Strategies’ profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s net revenues from providing investment advisory services to the Strategies were negative during calendar years 2006 and 2005.

In addition to the Adviser’s direct profits from managing the Strategies, certain of the Adviser’s affiliates have a business relationship with the Strategies and profit from providing such services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution, and brokerage related services to the Strategies and/or the Pooling Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

ABI retained the following front-end load sales charges from sales of Class A shares during the Strategies’ most recently completed fiscal year:

Strategy	Amount Received
2000 Retirement Strategy	$405
2005 Retirement Strategy	$2,372
2010 Retirement Strategy	$3,059
2015 Retirement Strategy	$4,243
2020 Retirement Strategy	$3,831
2025 Retirement Strategy	$5,621
2030 Retirement Strategy	$2,372
2035 Retirement Strategy	$971
2040 Retirement Strategy	$418
2045 Retirement Strategy	$347

248	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

ABI received the following Rule 12b-1 and CDSC fees from the Strategies during the Strategies’ most recently compensated fiscal year:

Strategy	12b-1 Fee Received	CDSC Received
2000 Retirement Strategy	$1,191	$0
2005 Retirement Strategy	$9,667	$159
2010 Retirement Strategy	$18,821	$906
2015 Retirement Strategy	$19,802	$711
2020 Retirement Strategy	$19,447	$1,533
2025 Retirement Strategy	$18,302	$907
2030 Retirement Strategy	$10,633	$663
2035 Retirement Strategy	$8,108	$110
2040 Retirement Strategy	$4,754	$500
2045 Retirement Strategy	$2,881	$405

The Adviser and AllianceBernstein Investments, Inc. (“ABI”), the Strategies’ distributor and an affiliate of the Adviser, have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategies. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay around 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20 million, as revenue sharing.15

Fees and reimbursements for out of the pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategies, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to 2005.

The Adviser profits directly from any of the Pooling Portfolios that effect brokerage transactions through and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC and/or its U.K. affiliate, Sanford C. Bernstein Limited, collectively “SCB.” The Adviser has represented that SCB’s profitability from business conducted with the Pooling Portfolios is comparable to the profitability of SCB’s dealings with other comparable third-party clients. In the ordinary course of business, SCB receives liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Pooling Portfolios. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers

15	ABI currently inserts the “Advance,” the Adviser’s investment newsletter, in shareholder quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	249

that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among the surveyed researchers as to whether economies of scale were being passed on to mutual fund shareholders generally.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE STRATEGIES.

With assets under management of approximately $793 billion as of June 30, 2007 the Adviser has the investment experience to manage the Strategies and to provide the non-investment services (described in Section I) to the Strategies.

The information prepared by Lipper shows the 1 year performance return16 and ranking of each Strategy relative to its Lipper Performance Group (“PG”)17 and Lipper Performance Universe (“PU”)18 for the periods ended April 30, 2007.19

16	The performance returns of the Strategies shown were provided by the Adviser. Lipper maintains its own database for performance of the Strategies. Rounding differences may cause the Adviser’s performance returns for the Strategies to be one or two basis points different from Lipper’s own returns. To maintain consistency, the Adviser’s returns for the Strategies are shown instead of Lipper’s.

17	Each Strategy’s PG is identical to the respective Strategy’s EG.

18	The PU for each Strategy includes the Strategy and all funds of the same Lipper classification/objective and load type as the Strategy. In contrast to the PG, the PU allows for the inclusion of multiple funds managed by the same investment adviser.

19	As previously mentioned, Lipper classifies the 2000, 2005 and 2010 Retirement Strategies as mixed asset target 2010 funds. As a result, the peer groups of those Strategies are almost identical. The same applies to the 2015 and 2020 Retirement Strategies, which are classified as mixed asset target 2020 funds, the 2025 and 2030 Retirement Strategies, which are classified as mixed asset target 2030 funds, and the 2035, 2040 and 2045 Retirement Strategies, which are classified as mixed asset target 2040 funds.

250	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Strategy	Strategy Return	PG Median	PU Median	PG Rank	PU Rank
2000 Retirement Strategy 1 year	11.11	10.09	9.30	3/7	4/18
2005 Retirement Strategy 1 year	11.44	10.09	9.30	2/7	3/18
2010 Retirement Strategy 1 year	12.06	10.09	9.30	2/7	1/18
2015 Retirement Strategy 1 year	12.74	11.59	10.42	3/8	5/27
2020 Retirement Strategy 1 year	12.95	11.59	10.42	2/8	4/27
2025 Retirement Strategy 1 year	13.30	12.19	12.07	2/8	5/20
2030 Retirement Strategy 1 year	13.63	12.19	12.07	2/8	3/20
2035 Retirement Strategy 1 year	13.07	13.34	12.75	5/8	9/25
2040 Retirement Strategy 1 year	13.48	13.55	12.75	5/8	4/25
2045 Retirement Strategy 1 year	12.48	13.19	12.75	7/8	15/25

The table below shows the 1 year and since inception performance returns of the Strategies (in bold) versus their composite benchmarks.20

	Periods Ending April 30, 2007 Annualized Performance (Net)
Strategy	1 Year (%)	Since Inception (%)[21]
2000 Retirement Strategy	11.11	11.80
Composite Index	13.10	12.33

2005 Retirement Strategy	11.44	12.61
Composite Index	14.32	13.91

2010 Retirement Strategy	12.06	13.74
Composite Index	15.22	15.13

2015 Retirement Strategy	12.74	15.08
Composite Index	15.93	16.24

2020 Retirement Strategy	12.95	16.08
Composite Index	16.62	17.32

2025 Retirement Strategy	13.30	18.20
Composite Index	17.20	18.32

20	The composite benchmark is derived by applying the Strategies’ target allocations over time to the results of the following benchmarks: for U.S. stocks, Russell 3000 Index; for non-U.S. stocks, Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net); for real estate investment trusts (REITs), FTSE EPRA/NAREIT Global Real Estate Index for intermediate bonds, Lehman Brothers (LB) U.S. Aggregate Index; for short-term bonds, Merrill Lynch (ML) 1-3 Year Treasury Index; for Inflation Protected Securities, LB 1-10 Year TIPS Index; for high yield bonds, LB High Yield (2% constrained) Index.

21	The Adviser provided Strategy and benchmark performance return information for periods through April 30, 2007. It should be noted that the “since inception” performance returns of the Strategy’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Strategy’s since inception return goes back to the Strategy’s actual inception date.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	251

	Periods Ending April 30, 2007 Annualized Performance (Net)
Strategy	1 Year (%)	Since Inception (%)[21]
2030 Retirement Strategy	13.63	17.48
Composite Index	17.65	19.08

2035 Retirement Strategy	13.07	17.81
Composite Index	17.83	19.26

2040 Retirement Strategy	13.48	18.56
Composite Index	17.83	19.26

2045 Retirement Strategy	12.48	18.29
Composite Index	17.83	19.26

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for each Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of each Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 22, 2007

252	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein, L.P., (the “Adviser”) and AllianceBernstein Blended Style Series, Inc. (the “Fund”) in respect of AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy (each a “Retirement Strategy” or “Strategy” and collectively the “Retirement Strategies” or “Strategies”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”).

The investment objective of each Strategy is to seek the highest total return over time consistent with its asset mix. The asset mix of the Strategies will emphasize capital growth for periods further from retirement. Eventually each of these Strategies will have a static asset allocation mix fifteen years after the target retirement year, and will pursue its investment objectives through investing in a combination of The AllianceBernstein Pooling Portfolios (the “Pooling Portfolios”),3 which represent a variety of asset classes and investment styles.

The Senior Officer’s evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Boards of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategies which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to Board of Directors on May 1-3, 2007.

2	Future references to the Fund or the Strategies do not include “AllianceBernstein.” The Strategies have not yet commenced operations.

3	The AllianceBernstein Pooling Portfolios include U.S. Value Portfolio, U.S. Large Cap Growth Portfolio, Global Real Estate Investment Portfolio, International Value Portfolio, International Growth Portfolio, Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio, Global Research Growth Portfolio, Global Value Portfolio, Short Duration Bond Portfolio, Intermediate Duration Bond Portfolio, Inflation Protected Securities Portfolio and High Yield Portfolio.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	253

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategies grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategies.

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser is proposing that each Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee charged to each Strategy is dependent on the percentage of equity investments and the level of net assets held by each Strategy:

% Invested in Equity Investments[4]	Advisory Fee
Equal to or less than 60%	0.55%

Greater than 60% and less than 80%	0.60%

Equal to or greater than 80%	0.65%

Net Asset Level	Discount
Assets equal to or less than $2.5 billion	n/a

Assets greater than $2.5 billion and less than $5 billion	10 basis points

Assets greater than $5 billion	15 basis points

For example, a Strategy that invests greater than 80% of its net assets in equities will pay 0.65% for its first $2.5 billion in net assets, 0.55% for its net assets greater than $2.5 billion and equal to or less than $5 billion and 0.50% for its net assets in excess of $5 billion. It is anticipated that the Strategies will invest greater than 80% of their net assets in equities for a number of years. Accordingly, the advisory fee that each Strategy is initially expected to pay based on the Strategy’s first $2.5 billion in assets is as follows.

Strategy	Advisory Fee Based on % of Average Daily Net Assets
2050 Retirement Strategy	0.65%

2055 Retirement Strategy	0.65%

4	For purposes of determining the percent of the portfolio that consists of equity investments, 50% of the assets invested in the Global Real Estate Investment Portfolio will be considered to be invested in equity investments.

254	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

It should be noted that there are no management fees charged by the Adviser for managing the Pooling Portfolios in which the Strategies invest.

The Investment Advisory Agreement provides for the Adviser to be reimbursed for providing certain clerical, legal, accounting, administrative and other services to the Strategies.

The Adviser agreed to waive that portion of its management fees and/or reimburse the Strategies for that portion of the Strategies’ total operating expenses to the degree necessary to limit the Strategies’ expense ratios to the amounts set forth below for the Strategies’ current fiscal year. The waiver is terminable by the Adviser at the end of the Strategies’ fiscal year upon at least 60 days written notice.

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking			Fiscal Year End
2050 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06 1.76 1.76 1.26 1.01 0.76 0.76	% % % % % % %	August 31

2055 Retirement Strategy	Class A Class B Class C Class R Class K Class I Advisor	1.06 1.76 1.76 1.26 1.01 0.76 0.76	% % % % % % %	August 31

It should be noted that the expense limitation undertaking described above includes the blended expense ratios of the Pooling Portfolios (i.e., the Retirement Strategies’ underlying expense ratios).

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS OF THE ADVISER

The management fees charged to investment companies which the Adviser manages and sponsors may be higher than those charged to institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	255

and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies will be more costly than those for institutional accounts due to the greater complexities and time required for investment companies, although as previously noted, a portion of the expenses related to these services will be reimbursed by the Strategies to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Portfolio. In addition to the AllianceBernstein Institutional fee schedule, set forth below is a comparison of the anticipated advisory fees for the Strategies and what would have been the effective advisory fees of the Strategies had the AllianceBernstein Institutional fee schedule been applicable to the Strategies based on an initial net asset base estimate of $100 million for each Strategy:5

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

256	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Strategy	Net Assets (Projected) ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Strategy Advisory Fee[6]
2050 Retirement Strategy	$100.0	Target Date	0.588%	0.650%

2055 Retirement Strategy

75 bp on 1st $25 million

60 bp on next $25 million

50 bp on next $50 million

40 bp on next $100 million

35 bp on the balance

+Other operating expenses (capped)

Minimum Account Size:

$100M or plan assets of $500M

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees proposed to be charged to the Strategies with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included each Strategy’s ranking with respect to the proposed management fees relative to the median of each Strategy’s Lipper Expense Group (“EG”)7 at the approximate current asset level of the subject Strategy.8

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, similar 12b-1/non 12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

6	Excludes reimbursements made by the Strategy to the Adviser for certain non-management expenses and any expense reimbursements or advisory fee waivers made by the Adviser to the Strategy related to expense caps.
7	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

8	The contractual management fee is calculated by Lipper using the Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Strategy had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	257

It should be noted that each of original EGs of the Strategies had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the EGs of the Strategies to include no-load funds.9 Detailed information of those Strategies’ expanded EGs can be found in the footnotes below.

Strategy	Contractual Management Fee[10]	Lipper Group Median	Rank
2050 Retirement Strategy[11]	0.650	0.701	3/8
2055 Retirement Strategy[11]	0.650	0.701	3/8

Set forth below is a comparison of the Strategies’ anticipated total expense ratios including the underlying expenses of the Pooling Portfolios and the medians of the Strategies’ EGs. The Strategies’ anticipated total expense ratio rankings are also shown. Supplemental information (in bold and italicized) showing total expense ratios excluding 12b-1/non 12b-1 service fees is also presented to account for certain peers of the Strategies that have no 12b-1/non 12b-1 service fees.

Strategy	Expense Ratio (%)[12]	Lipper Group Median (%)	Lipper Group Rank
2050 Retirement Strategy	1.060	1.111	4/8
(excluding 12b-1/non 12b-1 service fees)	0.760	0.924	3/8
2055 Retirement Strategy	1.060	1.111	4/8
(excluding 12b-1/non 12b-1 service fees)	0.760	0.924	3/8

Based on this analysis, the total expense ratios of the Strategies appear to be in line with their peers.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY AGREEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

See Section IV for discussion.

9	Lipper intentionally omitted the Lipper Expense Universe (EU) due to the limited number of fund complexes that offer mixed-asset target maturity funds.

10	The contractual management fee would not reflect any expense reimbursements made by the Strategies to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee would not reflect any advisory fee waivers for expense caps that would effectively reduce the actual management fee.

11	Each Strategy’s EG includes 5 other front-end load mixed asset target 2030+ funds and 2 no-load mixed asset target 2030+ funds.

12	The anticipated total expense ratios shown are for the Strategies’ Class A shares.

258	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Because the Strategies have not yet commenced operations, the Adviser is unable to provide historic profitability information regarding the services it will provide for the Strategies.

In addition to the Adviser’s future direct profits from managing the Strategies, certain of the Adviser’s affiliates may have a business relationship with the Strategies and profit from providing such services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates may provide transfer agent, distribution, and brokerage related services to the Strategies and/or the Pooling Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition, the Adviser may benefit from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Adviser and AllianceBernstein Investments, Inc. (“ABI”), the Strategies’ distributor and an affiliate of the Adviser, have disclosed in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategies. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay around 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20 million.13

Fees and reimbursements for out of the pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategies, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to 2005.

13	ABI currently inserts the “Advance,” the Adviser’s investment newsletter, in shareholder quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	259

The Adviser profits directly from any of the Pooling Portfolios that effect brokerage transactions through and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC and/or its U.K. affiliate, Sanford C. Bernstein Limited, collectively “SCB.” The Adviser has represented that SCB’s profitability from business conducted with the Pooling Portfolios is comparable to the profitability of SCB’s dealings with other comparable third-party clients. In the ordinary course of business, SCB receives liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Pooling Portfolios. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING PERFORMANCE OF THE STRATEGIES.

With assets under management of approximately $742 billion as of March 31, 2007 the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategies.

260	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

As noted previously, the Strategies have not yet commenced operations. Accordingly, there is no historical performance information for the Strategies. However, since 2045 Retirement Strategy has the same Lipper investment classification/ objective as the Strategies, performance information for 2045 Retirement Strategy is shown instead. Set forth below is a comparison of 2045 Retirement Strategy’s 1 year performance return and the medians of 2045’s Retirement Strategy’s Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”) for the periods ended December 31, 2006. Performance rankings are also presented for 2045 Retirement Strategy.14

2045 Retirement Strategy	Strategy Return	PG Median	PU Median	PG Rank	PU Rank
1 year	17.66	15.05	15.41	1/8	2/37

Set forth below are the 1 year and since inception performance returns of the 2045 Retirement Strategy versus its benchmark:

	Periods Ending December 31, 2006 Annualized Performance
	1 Year (%)	Since Inception (%)[15]
2045 Retirement Strategy
Composite Index[16]	21.06	18.96
Inception Date: September 1, 2005

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for each Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of each Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

14	Source: Lipper.

15	The Adviser provided Retirement Strategy and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Strategy’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Strategy’s since inception return goes back to the Strategy’s actual inception date.

16	The Composite Index is derived by applying the Strategy’s target allocation over time to the results of the following underlying benchmarks: for U.S. Stocks, Russell 3000 Index; for Non-U.S. Stocks, MSCI EAFE Index; for REITs, FTSE EPRA/NAREIT Global Real Estate Index; for Intermediate Bonds, Lehman Brothers (“LB”) Aggregate Bond Index; for Short Bonds, ML 1-3 Year Treasury Index; for Inflation Securities, LB 1-10 Year TIPS Index; for High-Yield Bonds, LB High Yield (2% Constrained) Index.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	261

Pages 262-347 represent the holdings of the Underlying Portfolios in which the Strategies may invest, including specific breakdowns within Underlying Portfolios. This holdings information has been derived from each fund’s August 31, 2007 financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with each fund’s financial statements, is included in each fund’s annual report, which is available upon request.

PORTFOLIO SUMMARY

August 31, 2007

U.S. VALUE PORTFOLIO

*	All data are as of August 31, 2007. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

262	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2007

U.S. LARGE CAP GROWTH PORTFOLIO

*	All data are as of August 31, 2007. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	263

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2007

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

*	All data are as of August 31, 2007. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

264	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

PORTFOLIO SUMMARY

August 31, 2007

INTERNATIONAL VALUE PORTFOLIO

*	All data are as of August 31, 2007. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent less than 1.0% in the following countries: Israel, Spain and Sweden.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	265

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2007

INTERNATIONAL GROWTH PORTFOLIO

*	All data are as of August 31, 2007. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. ‘Other’ country weightings represent less than 2.2% in the following countries: China, Hong Kong, India, Indonesia, Israel, Mexico, Norway, Russia and Taiwan.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

266	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2007

SMALL-MID CAP VALUE PORTFOLIO

*	All data are as of August 31, 2007. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	267

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2007

SMALL-MID CAP GROWTH PORTFOLIO

*	All data are as of August 31, 2007. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

268	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2007

SHORT DURATION BOND PORTFOLIO

*	All data are as of August 31, 2007. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	269

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2007

INTERMEDIATE DURATION BOND PORTFOLIO

*	All data are as of August 31, 2007. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

270	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2007

INFLATION PROTECTED SECURITIES PORTFOLIO

*	All data are as of August 31, 2007. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	271

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2007

HIGH-YIELD PORTFOLIO

*	All data are as of August 31, 2007. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

272	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Portfolio Summary

U.S. VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2007

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.3%
Financials – 31.6%
Capital Markets – 3.6%
Deutsche Bank AG	91,900	$11,395,600
The Goldman Sachs Group, Inc.	25,000	4,400,250
Janus Capital Group, Inc.	373,650	9,935,353
Merrill Lynch & Co., Inc.	389,500	28,706,150
Morgan Stanley	533,900	33,299,343
Waddell & Reed Financial, Inc. – Class A	151,300	3,758,292

		91,494,988

Commercial Banks – 4.1%
Comerica, Inc.	252,300	14,073,294
Fifth Third Bancorp	430,500	15,364,545
Keycorp	89,900	2,993,670
National City Corp.	511,700	13,769,847
SunTrust Banks, Inc.	79,800	6,284,250
U.S. Bancorp	523,400	16,931,990
Wachovia Corp.	395,000	19,347,100
Wells Fargo & Co.	449,200	16,413,768

		105,178,464

Diversified Financial Services – 9.7%
Bank of America Corp.	1,759,500	89,171,460
CIT Group, Inc.	425,300	15,978,521
Citigroup, Inc.	1,825,800	85,593,504
JPMorgan Chase & Co.	1,299,100	57,835,932

		248,579,417

Insurance – 10.6%
ACE Ltd.	310,100	17,911,376
Allstate Corp.	257,800	14,114,550
AMBAC Financial Group, Inc.	222,000	13,946,040
American International Group, Inc.	888,800	58,660,800
Chubb Corp.	296,800	15,175,384
Fidelity National Financial, Inc. – Class A	522,500	9,504,275
Genworth Financial, Inc. – Class A	543,500	15,750,630
Hartford Financial Services Group, Inc.	215,600	19,168,996
MBIA, Inc.	201,400	12,084,000
MetLife, Inc.	316,300	20,259,015
Old Republic International Corp.	625,200	11,372,388
Partnerre, Ltd.	66,100	4,806,131
RenaissanceRe Holdings, Ltd.	128,700	7,371,936
Torchmark Corp.	101,400	6,242,184
The Travelers Cos, Inc.	457,000	23,096,780
UnumProvident Corp.	605,700	14,821,479
XL Capital Ltd. – Class A	124,300	9,471,660

		273,757,624

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	273

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Thrifts & Mortgage Finance – 3.6%
Astoria Financial Corp.	235,300	$6,134,271
Countrywide Financial Corp.	259,000	5,141,150
Federal Home Loan Mortgage Corp.	330,500	20,362,105
Federal National Mortgage Association	543,000	35,626,230
MGIC Investment Corp.	182,500	5,504,200
Washington Mutual, Inc.	568,500	20,875,320

		93,643,276

		812,653,769

Energy – 13.3%
Oil, Gas & Consumable Fuels – 13.3%
BP PLC (ADR)	170,700	11,498,352
Chevron Corp.	878,500	77,097,160
ConocoPhillips	715,600	58,600,484
Exxon Mobil Corp.	1,630,800	139,808,484
Marathon Oil Corp.	467,000	25,166,630
Occidental Petroleum Corp.	71,200	4,036,328
Royal Dutch Shell PLC (ADR)	171,300	13,250,055
Total SA (ADR)	162,000	12,164,580

		341,622,073

Consumer Discretionary – 11.0%
Auto Components – 1.1%
Autoliv, Inc.	162,800	9,339,836
BorgWarner, Inc.	121,100	10,232,950
Magna International, Inc. – Class A	109,000	9,750,050

		29,322,836

Automobiles – 0.2%
General Motors Corp.	172,000	5,287,280

Hotels Restaurants & Leisure – 1.1%
McDonald’s Corp.	556,700	27,417,475

Household Durables – 1.2%
Black & Decker Corp.	123,600	10,722,300
Centex Corp.	129,700	3,749,627
KB Home	227,500	6,902,350
Newell Rubbermaid, Inc.	90,900	2,344,311
Pulte Homes, Inc.	356,700	5,935,488

		29,654,076

Leisure Equipment & Products – 0.4%
Mattel, Inc.	455,500	9,852,465

Media – 3.7%
CBS Corp. – Class B	617,300	19,451,123
Gannett Co., Inc.	332,900	15,646,300
Idearc, Inc.	404,200	13,795,346
Interpublic Group of Cos., Inc.(a)	611,100	6,691,545
Time Warner, Inc.	1,335,900	25,355,382

274	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Viacom, Inc. – Class B(a)	298,800	$11,790,648
The Walt Disney Co.	98,900	3,323,040

		96,053,384

Multiline Retail – 1.0%
Family Dollar Stores, Inc.	383,000	11,214,240
Macy’s, Inc.	476,400	15,111,408

		26,325,648

Specialty Retail – 1.6%
The Gap, Inc.	655,500	12,297,180
Home Depot, Inc.	262,000	10,037,220
Ltd. Brands, Inc.	282,000	6,531,120
Office Depot, Inc.(a)	309,400	7,564,830
The Sherwin-Williams Co.	72,900	5,030,829

		41,461,179

Textiles Apparel & Luxury Goods – 0.7%
Jones Apparel Group, Inc.	256,400	4,920,316
VF Corp.	150,500	12,017,425

		16,937,741

		282,312,084

Consumer Staples – 8.6%
Beverages – 1.0%
The Coca-Cola Co.	101,400	5,453,292
Coca-Cola Enterprises, Inc.	224,800	5,354,736
Molson Coors Brewing Co. – Class B	154,000	13,776,840

		24,584,868

Food & Staples Retailing – 1.1%
The Kroger Co.	398,300	10,586,814
Safeway, Inc.	458,600	14,551,378
Wal-Mart Stores, Inc.	100,000	4,363,000

		29,501,192

Food Products – 2.4%
ConAgra Foods, Inc.	419,900	10,795,629
General Mills, Inc.	198,500	11,092,180
Kellogg Co.	210,100	11,540,793
Kraft Foods, Inc. – Class A	440,877	14,134,517
Sara Lee Corp.	792,800	13,176,336

		60,739,455

Household Products – 2.3%
Colgate-Palmolive Co.	180,200	11,950,864
Procter & Gamble Co.	718,900	46,951,359

		58,902,223

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	275

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Tobacco – 1.8%
Altria Group, Inc.	560,300	$38,890,423
UST, Inc.	173,900	8,569,792

		47,460,215

		221,187,953

Industrials – 8.6%
Aerospace & Defense – 1.2%
Boeing Co.	126,400	12,222,880
Lockheed Martin Corp.	30,400	3,013,856
Northrop Grumman Corp.	200,900	15,838,956

		31,075,692

Commercial Services & Supplies – 1.0%
Allied Waste Industries, Inc.(a)	1,021,400	13,043,278
Pitney Bowes, Inc.	298,400	13,329,528

		26,372,806

Industrial Conglomerates – 4.3%
General Electric Co.	2,718,700	105,675,869
Tyco International Ltd.	95,000	4,195,200

		109,871,069

Machinery – 1.8%
Cummins, Inc.	170,200	20,155,084
Eaton Corp.	81,900	7,716,618
Ingersoll-Rand Co. Ltd. – Class A	144,000	7,477,920
SPX Corp.	132,300	11,913,615

		47,263,237

Road & Rail – 0.3%
Avis Budget Group, Inc.(a)	273,600	6,350,256

		220,933,060

Health Care – 6.3%
Health Care Equipment & Supplies – 0.1%
Covidien Ltd.(a)	95,000	3,783,850

Health Care Providers & Services – 0.8%
AmerisourceBergen Corp. – Class A	156,700	7,498,095
McKesson Corp.	234,800	13,432,908
Pharmerica Corp.(a)	13,065	231,641

		21,162,644

Pharmaceuticals – 5.4%
Eli Lilly & Co.	296,100	16,981,335
Johnson & Johnson	392,000	24,221,680
Merck & Co., Inc.	507,800	25,476,326
Pfizer, Inc.	2,865,500	71,179,020

		137,858,361

		162,804,855

276	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Telecommunication Services – 6.3%
Diversified Telecommunication Services – 4.8%
AT&T, Inc.	1,714,000	$68,337,180
Verizon Communications, Inc.	1,306,200	54,703,656

		123,040,836

Wireless Telecommunication Services – 1.5%
Sprint Nextel Corp.	1,351,200	25,564,704
Vodafone Group PLC (ADR)	432,800	14,022,720

		39,587,424

		162,628,260

Materials – 4.7%
Chemicals – 2.4%
Ashland, Inc.	162,300	9,703,917
Dow Chemical Co.	449,200	19,149,396
E.I. Du Pont de Nemours & Co.	509,100	24,818,625
Lubrizol Corp.	123,500	7,852,130

		61,524,068

Containers & Packaging – 1.6%
Crown Holdings, Inc.(a)	374,900	9,005,098
Owens-Illinois, Inc.(a)	275,200	11,068,544
Smurfit-Stone Container Corp.(a)	439,600	4,642,176
Sonoco Products Co.	210,400	7,578,608
Temple-Inland, Inc.	179,600	9,892,368

		42,186,794

Metals & Mining – 0.7%
Arcelor Mittal – Class A	250,200	16,563,240

		120,274,102

Information Technology – 3.2%
Communications Equipment – 0.5%
Nokia OYJ (ADR)	379,300	12,471,384

Computers & Peripherals – 0.9%
International Business Machines Corp.	149,800	17,480,162
Lexmark International, Inc. – Class A(a)	182,600	6,803,676

		24,283,838

Electronic Equipment & Instruments – 1.0%
Arrow Electronics, Inc.(a)	136,200	5,714,952
Flextronics International Ltd.(a)	924,900	10,534,611
Sanmina-SCI Corp.(a)	599,600	1,373,084
Solectron Corp.(a)	959,100	3,721,308
Tech Data Corp.(a)	42,875	1,671,696
Tyco Electronics Ltd.(a)	95,000	3,312,650

		26,328,301

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	277

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

IT Services – 0.3%
Electronic Data Systems Corp.	321,700	$7,363,713

Software – 0.5%
Microsoft Corp.	420,300	12,075,219

		82,522,455

Utilities – 1.7%
Electric Utilities – 1.0%
Allegheny Energy, Inc.(a)	235,800	12,169,638
Entergy Corp.	143,700	14,890,194

		27,059,832

Independent Power Producers & Energy Traders – 0.5%
Constellation Energy Group, Inc.	162,700	13,494,338

Multi-Utilities – 0.2%
Alliant Energy Corp.	17,600	666,688
Wisconsin Energy Corp.	85,125	3,771,889

		4,438,577

		44,992,747

Total Common Stocks (cost $2,173,110,314)		2,451,931,358

SHORT-TERM INVESTMENTS – 4.0%
Investment Companies – 4.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $102,743,416)	102,743,416	102,743,416

Total Investments – 99.3% (cost $2,275,853,730)		2,554,674,774
Other assets less liabilities – 0.7%		18,664,813

Net Assets – 100.0%		$2,573,339,587

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

278	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

U.S. Value Portfolio—Portfolio of Investments

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2007

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.1%
Information Technology – 27.8%
Communications Equipment – 5.9%
Cisco Systems, Inc.(a)	3,441,900	$109,865,448
Qualcomm, Inc.	797,700	31,820,253
Research In Motion Ltd.(a)	134,150	11,457,752

		153,143,453

Computers & Peripherals – 9.5%
Apple, Inc.(a)	1,185,150	164,119,572
Hewlett-Packard Co.	1,695,200	83,658,120

		247,777,692

Internet Software & Services – 6.3%
Akamai Technologies, Inc.(a)	152,900	4,926,438
Google, Inc. – Class A(a)	307,525	158,452,256

		163,378,694

Semiconductors & Semiconductor Equipment – 4.8%
Broadcom Corp. – Class A(a)	1,478,400	51,004,800
Intel Corp.	1,924,700	49,561,025
Nvidia Corp.(a)	479,700	24,541,452

		125,107,277

Software – 1.3%
Adobe Systems, Inc.(a)	830,100	35,486,775

		724,893,891

Health Care – 16.8%
Biotechnology – 6.0%
Celgene Corp.(a)	648,000	41,608,080
Genentech, Inc.(a)	707,200	52,905,632
Gilead Sciences, Inc.(a)	1,742,100	63,360,177

		157,873,889

Health Care Equipment & Supplies – 2.1%
Alcon, Inc.	397,850	53,813,191

Health Care Providers & Services – 4.9%
Medco Health Solutions, Inc.(a)	326,500	27,899,425
WellPoint, Inc.(a)	1,254,000	101,059,860

		128,959,285

Pharmaceuticals – 3.8%
Abbott Laboratories	1,159,800	60,205,218
Merck & Co., Inc.	441,700	22,160,089
Teva Pharmaceutical Industries, Ltd. (ADR)	322,600	13,871,800
Wyeth	53,900	2,495,570

		98,732,677

		439,379,042

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	279

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Financials – 16.5%
Capital Markets – 10.3%
The Blackstone Group LP(a)	1,326,600	$30,684,258
Franklin Resources, Inc.	633,950	83,535,591
The Goldman Sachs Group, Inc.	191,690	33,739,357
Legg Mason, Inc.	656,990	57,039,872
Merrill Lynch & Co., Inc.	711,250	52,419,125
MF Global Ltd.(a)	435,000	11,718,900

		269,137,103

Diversified Financial Services – 6.2%
CME Group, Inc. – Class A	159,920	88,723,616
Moody’s Corp.	677,300	31,054,205
NYSE Euronext	563,100	40,965,525

		160,743,346

		429,880,449

Industrials – 13.3%
Aerospace & Defense – 9.1%
Boeing Co.	1,084,850	104,904,995
Honeywell International, Inc.	1,120,500	62,916,075
Spirit Aerosystems Holdings, Inc. – Class A(a)	1,102,300	39,407,225
United Technologies Corp.	390,550	29,146,746

		236,375,041

Construction & Engineering – 1.3%
Fluor Corp.	265,300	33,732,895

Electrical Equipment – 0.8%
Emerson Electric Co.	455,500	22,424,265

Machinery – 2.1%
Caterpillar, Inc.	154,900	11,736,773
Deere & Co.	321,250	43,709,275

		55,446,048

		347,978,249

Consumer Discretionary – 8.4%
Hotels Restaurants & Leisure – 1.7%
McDonald’s Corp.	147,650	7,271,763
Starwood Hotels & Resorts Worldwide, Inc.	615,350	37,610,192

		44,881,955

Media – 3.1%
Comcast Corp. - Special – Class A(a)	3,088,850	79,877,661

Multiline Retail – 3.6%
Kohl’s Corp.(a)	823,100	48,809,830
Nordstrom, Inc.	145,900	7,017,790
Target Corp.	599,350	39,515,145

		95,342,765

		220,102,381

280	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 5.7%
Energy Equipment & Services – 5.5%
Baker Hughes, Inc.	789,550	$66,211,663
Schlumberger, Ltd.	794,550	76,674,075

		142,885,738

Oil, Gas & Consumable Fuels – 0.2%
Petro-Canada	97,300	4,967,165

		147,852,903

Consumer Staples – 4.5%
Beverages – 1.2%
PepsiCo, Inc.	452,900	30,810,787

Food Products – 0.9%
WM Wrigley Jr Co.	410,800	23,929,100

Household Products – 2.4%
Colgate-Palmolive Co.	383,600	25,440,352
Procter & Gamble Co.	591,000	38,598,210

		64,038,562

		118,778,449

Materials – 3.9%
Chemicals – 3.9%
Air Products & Chemicals, Inc.	451,400	40,630,514
Monsanto Co.	860,600	60,018,244

		100,648,758

Telecommunication Services – 1.2%
Wireless Telecommunication Services – 1.2%
America Movil SAB de CV Series L (ADR)	509,400	30,798,324

Total Common Stocks (cost $2,252,033,899)		2,560,312,446

SHORT-TERM INVESTMENTS – 1.7%
Investment Companies – 1.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $43,620,504)	43,620,504	43,620,504

Total Investments – 99.8% (cost $2,295,654,403)		2,603,932,950
Other assets less liabilities – 0.2%		4,221,333

Net Assets – 100.0%		$2,608,154,283

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	281

U.S. Large Cap Growth Portfolio—Portfolio of Investments

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2007

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.0%
Equity: Other – 41.0%
Diversified/Specialty – 37.4%
Alexandria Real Estate Equities, Inc.	138,100	$12,888,873
British Land Co. PLC	901,826	23,591,782
Canadian Real Estate Investment Trust	453,852	12,764,591
DB RREEF Trust	17,729,194	29,085,962
Digital Realty Trust, Inc.	512,700	19,995,300
Fonciere Des Regions	84,200	13,116,034
Forest City Enterprises, Inc. – Class A	175,113	9,727,527
General Property Group	2,458,297	9,629,367
Hang Lung Properties, Ltd.	7,938,000	29,059,657
Keppel Land Ltd.	1,889,000	9,549,154
Kerry Properties Ltd.	5,301,610	39,147,401
Land Securities Group PLC	881,562	32,302,572
Mitsubishi Estate Co. Ltd.	712,000	19,034,837
Mitsui Fudosan Co. Ltd.	991,000	25,925,704
New World Development Co., Ltd.	9,864,168	23,628,480
Sino Land Co.	5,648,601	13,208,613
Sumitomo Realty & Development	778,000	25,443,644
Sun Hung Kai Properties Ltd.	2,562,600	34,237,039
Unibail	178,018	42,645,642
Vornado Realty Trust	239,100	25,485,669

		450,467,848

Health Care – 3.6%
Health Care Property Investors, Inc.	365,100	11,106,342
Nationwide Health Properties, Inc.	373,500	10,364,625
Omega Healthcare Investors, Inc.	315,000	4,690,350
Ventas, Inc.	460,300	17,528,224

		43,689,541

		494,157,389

Retail – 20.3%
Regional Mall – 8.1%
General Growth Properties, Inc.	432,700	21,509,517
Macerich Co.	66,900	5,433,618
Simon Property Group, Inc.	366,000	34,740,720
Taubman Centers, Inc.	206,600	10,656,428
Westfield Group	1,453,764	24,893,690

		97,233,973

Shopping Center/Other Retail – 11.2%
CapitaMall Trust	7,098,800	15,832,599
Developers Diversified Realty Corp.	130,000	6,952,400
Hammerson PLC	451,600	12,133,130
Japan Retail Fund Investment Corp. – Class A	3,409	27,856,229
Kimco Realty Corp.	418,700	17,928,734

282	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Global Real Estate Investment Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Klepierre	153,900	$24,126,707
Liberty International PLC	128,700	3,120,534
New World Department Store China Ltd.(a)	53,722	41,819
Primaris Retail Real Estate Investment Trust	316,469	5,463,286
RioCan Real Estate Investment Trust	501,057	11,164,651
Tanger Factory Outlet Centers	273,400	10,408,338

		135,028,427

Shopping Centers – 1.0%
Citycon Oyj	1,810,000	11,769,152

		244,031,552

Office – 16.8%
Diversified – 16.8%
H&R Real Estate Investment	138,531	2,985,763
Allied Properties Real Estate Investment Trust	473,932	9,541,472
Beni Stabili SpA	8,214,000	10,178,062
Boston Properties, Inc.	132,300	13,239,261
Brookfield Properties Corp.	273,924	6,322,166
Cominar Real Estate Investment Trust	406,735	8,542,976
Derwent Valley Holdings PLC	494,710	17,953,708
Great Portland Estates PLC	1,205,300	15,766,409
ING Office Fund	8,019,300	11,389,813
IVG Immobilien AG	282,000	10,087,892
Japan Real Estate Investment Corp. – Class A	870	9,656,646
Maguire Properties, Inc.	168,900	4,393,089
Nippon Building Fund, Inc. – Class A	511	6,549,085
Nomura Real Estate Office Fund, Inc. – Class A	1,085	10,256,854
Norwegian Property ASA	918,800	10,644,018
NTT Urban Development Corp.	17,200	30,841,297
SL Green Realty Corp.	102,800	11,463,228
Sponda OYJ	925,000	12,663,306

		202,475,045

Residential – 8.6%
Diversified – 0.3%
Stockland	444,084	3,117,620

Multi-Family – 7.7%
Apartment Investment & Management Co. –Class A	248,100	11,090,070
Archstone-Smith Trust	78,700	4,627,560
AvalonBay Communities, Inc.	98,750	11,295,025
Boardwalk Real Estate Investment Trust	317,051	14,069,136
Camden Property Trust	108,100	6,647,069
Canadian Apartment Properties REI	468	8,155
Equity Residential	175,500	7,062,120

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	283

Global Real Estate Investment Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Essex Property Trust, Inc.	46,200	$5,441,898
Mid-America Apartment Communities, Inc.	164,500	8,157,555
Mirvac Group	4,856,089	21,364,746
UDR, Inc.	132,150	3,318,286

		93,081,620

Self Storage – 0.6%
Public Storage	97,200	7,365,816

		103,565,056

Lodging – 5.4%
Ashford Hospitality Trust, Inc.	432,800	4,721,848
Diamondrock Hospitality Co.	165,148	2,964,407
Felcor Lodging Trust, Inc.	237,000	5,199,780
Hilton Hotels Corp.	279,500	12,843,025
Host Hotels & Resorts, Inc.	647,557	14,434,046
LaSalle Hotel Properties	83,177	3,463,490
Starwood Hotels & Resorts Worldwide, Inc.	144,600	8,837,952
Strategic Hotels & Resorts, Inc.	324,800	6,681,136
Sunstone Hotel Investors, Inc.	240,600	6,486,576

		65,632,260

Industrial – 4.6%
Industrial Warehouse Distribution – 4.6%
AMB Property Corp.	97,600	5,366,048
Ascendas Real Estate Investment Trust	4,125,000	6,358,873
First Industrial Realty Trust, Inc.	148,200	6,043,596
Prologis	482,200	29,009,152
Segro PLC	747,923	8,274,276

		55,051,945

Mixed Office Industrial – 0.0%
Macquarie Goodman Group	31,930	176,161

		55,228,106

Real Estate Investment Trusts – 0.3%
Apartments – 0.0%
Stockland - New	12,688	89,074

Retail – 0.3%
RioCan Real Estate Investment Trust(b)	132,100	2,943,478

		3,032,552

Total Common Stocks (cost $1,043,274,426)		1,168,121,960

284	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Global Real Estate Investment Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.1%
Investment Companies – 2.1%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio(c) (cost $26,004,560)	26,004,560	$26,004,560

Total Investments – 99.1% (cost $1,069,278,986)		1,194,126,520
Other assets less liabilities – 0.9%		9,768,000

Net Assets – 100.0%		$1,203,894,520

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in the transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2007, the aggregate market value of these securities amounted to $2,943,478 or 0.2% of net assets.

(c)	Investment in affiliated money market mutual fund.

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	285

Global Real Estate Investment Portfolio—Portfolio of Investments

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2007

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.7%
Financials – 34.4%
Banking – 0.0%
Fortis (Euronext Amsterdam)	5,900	$216,250

Capital Markets – 3.2%
Credit Suisse Group	394,500	25,890,309
Deutsche Bank AG	136,700	16,877,072

		42,767,381

Commercial Banks – 16.9%
Bank Hapoalim BM	1,664,800	7,934,172
Bank Leumi Le-Israel	736,900	2,878,685
Barclays PLC	1,831,300	22,700,089
BNP Paribas SA	296,200	31,093,325
Credit Agricole SA	585,231	21,982,918
HBOS PLC	1,183,350	21,035,015
Kookmin Bank	164,700	13,360,340
Mitsubishi UFJ Financial Group, Inc.	2,628	25,192,824
Royal Bank of Scotland Group PLC	2,421,181	28,134,517
Societe Generale	131,381	21,096,667
Sumitomo Mitsui Financial Group, Inc.	3,345	26,385,323

		221,793,875

Consumer Finance – 1.7%
ORIX Corp.	107,280	22,776,856

Diversified Financial Services – 4.2%
Fortis	511,300	18,752,805
ING Groep NV	922,011	37,107,711

		55,860,516

Insurance – 8.1%
Allianz SE	166,300	35,639,598
Aviva PLC	1,273,223	18,239,312
Fondiaria-Sai SpA (ordinary shares)	207,700	9,767,644
Fondiaria-Sai SpA (saving shares)	19,000	612,083
Friends Provident PLC	2,652,020	9,593,915
Muenchener Rueckversicherungs AG	185,900	32,106,040

		105,958,592

Real Estate Management & Development – 0.3%
Leopalace21 Corp.	126,100	3,887,938

		453,261,408

Materials – 13.8%
Chemicals – 4.6%
BASF AG	265,700	35,128,712
Mitsubishi Chemical Holdings Corp.	1,530,500	14,301,676
Mitsui Chemicals, Inc.	1,280,000	11,586,487

		61,016,875

286	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Construction Materials – 0.7%
Buzzi Unicem SpA	194,400	$5,593,148
Italcementi SpA	119,400	2,960,750

		8,553,898

Metals & Mining – 7.7%
Antofagasta PLC	308,300	4,436,421
JFE Holdings, Inc.	498,400	32,452,102
Kazakhmys PLC	405,200	10,413,964
Mittal Steel Co. NV (Euronext Paris)	211,632	13,880,180
POSCO	29,300	17,931,072
Xstrata PLC	368,300	21,669,219

		100,782,958

Paper & Forest Products – 0.8%
Svenska Cellulosa	643,200	11,184,541

		181,538,272

Energy – 10.9%
Oil, Gas & Consumable Fuels – 10.9%
China Petroleum & Chemical Corp. – Class H	17,332,500	19,089,809
ENI SpA	976,800	33,740,265
Petroleo Brasileiro SA (NY) (ADR)	514,600	27,392,158
Repsol YPF SA	343,200	12,366,999
Royal Dutch Shell PLC (London) – Class A	850,400	32,939,845
Total SA	244,100	18,305,962

		143,835,038

Consumer Discretionary – 9.5%
Auto Components – 2.8%
Compagnie Generale des Etablissements Michelin – Class B	167,400	21,011,059
Hyundai Mobis	148,510	15,967,085

		36,978,144

Automobiles – 4.3%
Nissan Motor Co., Ltd.	2,496,100	23,844,930
Renault SA	244,800	32,886,197

		56,731,127

Household Durables – 2.4%
Sharp Corp.	1,053,000	18,303,877
Taylor Wimpey PLC	1,752,944	12,321,499

		30,625,376

		124,334,647

Information Technology – 6.8%
Computers & Peripherals – 2.7%
Compal Electronics, Inc. (GDR)(a)	2,179,452	12,379,288
Toshiba Corp.	2,598,000	23,358,162

		35,737,450

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	287

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment & Instruments – 0.9%
AU Optronics Corp.(b)	8,279,006	$12,076,570

Semiconductors & Semiconductor Equipment – 3.2%
Hynix Semiconductor, Inc.(b)	433,500	15,619,591
Samsung Electronics Co., Ltd.	12,150	7,659,235
United Microelectronics Corp.	32,284,227	18,225,642

		41,504,468

		89,318,488

Industrials – 6.1%
Aerospace & Defense – 2.0%
BAE Systems PLC	1,488,100	13,929,740
European Aeronautic Defence & Space Co., NV	398,220	11,765,280

		25,695,020

Airlines – 2.1%
Air France-KLM	298,000	12,333,388
Deutsche Lufthansa AG	547,700	15,974,659

		28,308,047

Marine – 2.0%
Mitsui OSK Lines Ltd.	1,250,000	18,362,097
Nippon Yusen KK	820,000	8,085,787

		26,447,884

		80,450,951

Utilities – 5.1%
Electric Utilities – 3.7%
E.ON AG	215,200	36,079,749
The Tokyo Electric Power Co.	492,800	12,924,842

		49,004,591

Multi-Utilities – 1.4%
RWE AG	163,120	18,338,820

		67,343,411

Telecommunication Services – 4.0%
Diversified Telecommunication Services – 1.8%
China Netcom Group Corp. Ltd.	5,620,000	13,586,876
Nippon Telegraph & Telephone Corp.	2,031	9,350,046

		22,936,922

Wireless Telecommunication Services – 2.2%
Vodafone Group PLC	9,082,937	29,352,920

		52,289,842

288	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 3.0%
Pharmaceuticals – 3.0%
AstraZeneca PLC	258,000	$12,715,126
GlaxoSmithKline PLC	246,300	6,427,589
Sanofi-Aventis	249,319	20,419,837

		39,562,552

Consumer Staples – 1.3%
Food & Staples Retailing – 1.3%
Koninklijke Ahold NV(b)	1,241,840	16,642,661

Industrial Commodities – 0.8%
Metal - Steel – 0.8%
Arcelor Mittal (Euronext Amsterdam)	165,500	10,903,176

Total Common Stocks (cost $1,011,021,467)		1,259,480,446

NON-CONVERTIBLE - PREFERRED STOCKS – 0.4%
Information Technology – 0.4%
Semiconductors & Semiconductor Equipment – 0.4%
Samsung Electronics Co., Ltd. (cost $5,490,011)	11,500	5,397,738

SHORT-TERM INVESTMENTS – 2.4%
Investment Companies – 2.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(c) (cost $31,204,944)	31,204,944	31,204,944

Total Investments – 98.5% (cost $1,047,716,422)		1,296,083,128
Other assets less liabilities – 1.5%		19,901,063

Net Assets – 100.0%		$1,315,984,191

FINANCIAL FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2007	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	204	September 2007	$12,308,141	$11,938,536	$(369,605)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in the transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2007, the aggregate market value of these securities amounted to $12,379,288 or 0.9% of net assets.

(b)	Non-income producing security.

(c)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	289

International Value Portfolio—Portfolio of Investments

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2007

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.8%
Financials – 22.4%
Capital Markets – 12.8%
3i Group PLC	896,386	$19,116,965
Credit Suisse Group	826,856	54,265,037
Macquarie Bank Ltd.	409,580	24,465,452
Man Group PLC	3,513,435	35,113,722
UBS AG (Swiss Virt-X)	700,730	36,690,178

		169,651,354

Commercial Banks – 4.8%
Anglo Irish Bank Corp. PLC (Dublin)	1,624,674	30,324,903
China Construction Bank Corp. – Class H	9,709,000	8,175,525
UniCredito Italiano SpA	2,996,253	25,739,082

		64,239,510

Diversified Financial Services – 1.2%
Deutsche Boerse AG	141,081	15,567,188

Insurance – 3.6%
QBE Insurance Group Ltd.	1,018,404	29,023,164
Swiss Reinsurance	227,050	19,156,674

		48,179,838

		297,637,890

Industrials – 15.9%
Building Products – 0.9%
Cie de Saint-Gobain	115,118	12,466,967

Commercial Services & Supplies – 1.0%
Capita Group PLC	904,948	13,729,258

Construction & Engineering – 1.4%
Vinci SA	257,130	18,231,037

Electrical Equipment – 3.6%
ABB Ltd.	1,545,138	38,154,528
Renewable Energy Corp.(a)	242,230	9,184,898

		47,339,426

Industrial Conglomerates – 1.1%
Siemens AG	115,177	14,450,185

Machinery – 4.6%
Atlas Copco AB	1,092,628	18,250,813
Komatsu Ltd.	422,800	12,989,866
NGK Insulators Ltd.	907,000	29,970,739

		61,211,418

Trading Companies & Distributors – 3.3%
Mitsui & Co. Ltd.	2,130,000	44,276,719

		211,705,010

290	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 13.2%
Chemicals – 3.8%
Bayer AG	449,852	$35,481,105
Nitto Denko Corp.	330,200	15,388,570

		50,869,675

Metals & Mining – 9.4%
Anglo American PLC	194,339	11,157,060
BHP Billiton PLC	230,773	6,767,356
Cia Vale do Rio Doce (ADR)	548,600	27,062,438
MMC Norilsk Nickel (ADR)	37,455	8,352,465
Rio Tinto PLC	473,546	32,709,948
Xstrata PLC	652,716	38,403,057

		124,452,324

		175,321,999

Consumer Discretionary – 9.0%
Auto Components – 0.9%
Denso Corp.	333,400	11,674,171

Automobiles – 4.1%
Fiat SpA	1,260,251	33,609,369
Porsche AG	9,751	17,430,094
Suzuki Motor Corp.	128,100	3,461,122

		54,500,585

Hotels Restaurants & Leisure – 1.1%
Accor SA	168,721	14,413,476

Specialty Retail – 2.9%
Esprit Holdings Ltd.	1,346,000	19,552,666
Inditex SA	320,858	18,837,137

		38,389,803

		118,978,035

Energy – 7.8%
Energy Equipment & Services – 1.0%
Technip SA	166,405	13,272,422

Oil, Gas & Consumable Fuels – 6.8%
China Shenhua Energy Co., Ltd. – Class H	4,398,500	19,115,521
Petroleo Brasileiro SA (NY) (ADR)	105,900	6,548,856
Petroplus Holdings AG(a)	80,237	7,009,638
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	709,418	27,565,773
Total SA	406,721	30,501,513

		90,741,301

		104,013,723

Information Technology – 7.7%
Communications Equipment – 3.1%
Nokia OYJ	1,242,703	40,939,082

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	291

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment & Instruments – 0.9%
HON HAI Precision Industry Co. Ltd.	1,632,800	$12,117,478

IT Services – 0.4%
Infosys Technologies, Ltd.	130,928	5,955,891

Office Electronics – 2.5%
Canon, Inc.	570,500	32,563,825

Semiconductors & Semiconductor Equipment – 0.8%
Sumco Corp.	188,000	10,045,580

		101,621,856

Consumer Staples – 7.3%
Beverages – 0.5%
Cia de Bebidas das Americas (ADR)	92,900	6,500,213

Food & Staples Retailing – 0.8%
Tesco PLC	1,194,700	10,271,002

Food Products – 3.4%
Nestle SA	104,491	45,541,387

Household Products – 1.4%
Reckitt Benckiser PLC	348,058	18,979,076

Personal Products – 1.2%
L’Oreal SA	137,791	16,076,898

		97,368,576

Health Care – 7.2%
Biotechnology – 0.5%
CSL Ltd./Australia	84,822	6,806,878

Health Care Equipment & Supplies – 2.9%
Alcon, Inc.	101,200	13,688,312
Essilor International SA	320,024	19,383,772
Nobel Biocare Holding AG	18,840	5,142,103

		38,214,187

Pharmaceuticals – 3.8%
Merck KGaA	147,499	18,914,927
Roche Holding AG	138,350	24,099,865
Teva Pharmaceutical Industries, Ltd. (ADR)	156,700	6,738,100

		49,752,892

		94,773,957

Telecommunication Services – 5.3%
Diversified Telecommunication Services – 2.3%
Telefonica SA	557,829	13,871,932
Telekomunikasi Indonesia Tbk PT	5,521,500	6,454,501
TeliaSonera AB	1,320,344	10,320,167

		30,646,600

292	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Wireless Telecommunication Services – 3.0%
America Movil SAB de CV Series L (ADR)	410,500	$24,818,830
Vodafone Group PLC	4,708,768	15,217,114

		40,035,944

		70,682,544

Utilities – 1.0%
Independent Power Producers & Energy Traders – 1.0%
International Power PLC	1,651,376	13,497,170

Total Common Stocks (cost $1,104,407,231)		1,285,600,760

SHORT-TERM INVESTMENTS – 2.4%
Investment Companies – 2.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $32,217,367)	32,217,367	32,217,367

Total Investments – 99.2% (cost $1,136,624,598)		1,317,818,127
Other assets less liabilities – 0.8%		11,108,845

Net Assets – 100.0%		$1,328,926,972

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	293

International Growth Portfolio—Portfolio of Investments

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2007

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.0%
Industrials – 25.1%
Aerospace & Defense – 1.2%
Goodrich Corp.	125,941	$7,954,434

Airlines – 1.9%
Alaska Air Group, Inc.(a)	170,700	4,236,774
Continental Airlines, Inc. – Class B(a)	135,700	4,513,382
Skywest, Inc.	140,200	3,523,226

		12,273,382

Commercial Services & Supplies – 3.2%
IKON Office Solutions, Inc.	554,300	7,782,372
Kelly Services, Inc. – Class A	124,000	2,817,280
Quebecor World, Inc.(a)	215,600	1,974,896
United Stationers, Inc.(a)	143,400	8,463,468

		21,038,016

Electrical Equipment – 4.0%
Acuity Brands, Inc.	103,600	5,443,144
Cooper Industries, Ltd. – Class A	127,200	6,508,824
EnerSys(a)	224,300	4,050,858
Regal-Beloit Corp.	197,500	9,975,725

		25,978,551

Machinery – 8.0%
AGCO Corp.(a)	159,800	6,903,360
Briggs & Stratton Corp.	231,800	6,766,242
Kennametal, Inc.	133,500	10,768,110
Mueller Industries, Inc.	201,700	6,986,888
SPX Corp.	133,850	12,053,192
Terex Corp.(a)	101,400	8,099,832

		51,577,624

Road & Rail – 5.5%
Arkansas Best Corp.	198,800	7,136,920
Avis Budget Group, Inc.(a)	360,000	8,355,600
Con-way, Inc.	139,400	6,758,112
Ryder System, Inc.	134,300	7,352,925
Werner Enterprises, Inc.	324,500	6,038,945

		35,642,502

Trading Companies & Distributors – 1.3%
GATX Corp.	188,000	8,196,800

		162,661,309

Financials – 20.8%
Capital Markets – 0.5%
A.G. Edwards, Inc.	38,300	3,201,114

Commercial Banks – 6.8%
Central Pacific Financial Corp.	243,400	7,744,988
The South Financial Group, Inc.	298,400	6,848,280

294	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Susquehanna Bancshares, Inc.	285,000	$5,603,100
Trustmark Corp.	250,261	7,067,371
UnionBanCal Corp.	64,800	3,808,944
Webster Financial Corp.	194,000	8,237,240
Whitney Holding Corp.	162,000	4,487,400

		43,797,323

Insurance – 7.8%
Arch Capital Group Ltd.(a)	156,700	11,255,761
Aspen Insurance Holdings, Ltd.	320,600	8,043,854
Fidelity National Financial, Inc. – Class A	305,000	5,547,950
Old Republic International Corp.	376,000	6,839,440
Partnerre, Ltd.	14,800	1,076,108
Platinum Underwriters Holdings, Ltd.	270,900	9,394,812
RenaissanceRe Holdings, Ltd.	35,000	2,004,800
StanCorp Financial Group, Inc.	141,700	6,674,070

		50,836,795

Real Estate Investment Trusts (REITs) – 4.0%
Ashford Hospitality Trust, Inc.	270,000	2,945,700
Digital Realty Trust, Inc.	133,500	5,206,500
Felcor Lodging Trust, Inc.	256,700	5,631,998
Mid-America Apartment Communities, Inc.	74,000	3,669,660
Strategic Hotels & Resorts, Inc.	101,000	2,077,570
Tanger Factory Outlet Centers	86,300	3,285,441
Taubman Centers, Inc.	60,100	3,099,958

		25,916,827

Thrifts & Mortgage Finance – 1.7%
Astoria Financial Corp.	224,900	5,863,143
Provident Financial Services, Inc.	322,000	5,409,600

		11,272,743

		135,024,802

Materials – 14.6%
Chemicals – 7.8%
Ashland, Inc.	129,200	7,724,868
Celanese Corp. – Class A Series A	266,800	9,583,456
Cytec Industries, Inc.	133,800	8,884,320
Lubrizol Corp.	169,100	10,751,378
Methanex Corp.	160,500	3,619,275
Rockwood Holdings, Inc.(a)	303,500	9,727,175

		50,290,472

Containers & Packaging – 2.8%
Aptargroup, Inc.	95,500	3,469,515
Owens-Illinois, Inc.(a)	145,200	5,839,944
Silgan Holdings, Inc.	112,000	5,722,080
Sonoco Products Co.	90,700	3,267,014

		18,298,553

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	295

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Metals & Mining – 4.0%
Commercial Metals Co.	235,100	$6,792,039
Metal Management, Inc.	166,500	7,810,515
Quanex Corp.	76,800	3,326,208
Steel Dynamics, Inc.	187,200	8,120,736

		26,049,498

		94,638,523

Information Technology – 8.0%
Communications Equipment – 2.4%
Andrew Corp.(a)	504,500	7,103,360
CommScope, Inc.(a)	150,100	8,495,660

		15,599,020

Electronic Equipment & Instruments – 3.5%
Arrow Electronics, Inc.(a)	163,500	6,860,460
AVX Corp.	76,200	1,197,864
Checkpoint Systems, Inc.(a)	171,100	4,765,135
Sanmina-SCI Corp.(a)	504,600	1,155,534
Solectron Corp.(a)	150,700	584,716
Tech Data Corp.(a)	47,600	1,855,924
Vishay Intertechnology, Inc.(a)	450,000	5,953,500

		22,373,133

Semiconductors & Semiconductor Equipment – 2.1%
Amkor Technology, Inc.(a)	220,000	2,534,400
Spansion, Inc. – Class A(a)	310,000	2,821,000
Teradyne, Inc.(a)	183,000	2,724,870
Zoran Corp.(a)	336,000	5,802,720

		13,882,990

		51,855,143

Consumer Staples – 7.8%
Beverages – 1.3%
Molson Coors Brewing Co. – Class B	92,000	8,230,320

Food & Staples Retailing – 3.5%
Performance Food Group Co.(a)	281,000	7,991,640
Ruddick Corp.	267,200	8,705,376
Supervalu, Inc.	148,200	6,246,630

		22,943,646

Food Products – 1.7%
Corn Products International, Inc.	164,400	7,430,880
Smithfield Foods, Inc.(a)	119,600	3,914,508

		11,345,388

Tobacco – 1.3%
Universal Corp.	170,700	8,386,491

		50,905,845

296	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 7.4%
Auto Components – 3.0%
ArvinMeritor, Inc.	486,700	$8,492,915
Autoliv, Inc.	50,100	2,874,237
TRW Automotive Holdings Corp.(a)	259,000	7,915,040

		19,282,192

Hotels Restaurants & Leisure – 1.7%
Jack in the Box, Inc.(a)	61,800	3,845,196
Papa John’s International, Inc.(a)	159,364	4,041,471
Vail Resorts, Inc.(a)	55,300	3,162,054

		11,048,721

Household Durables – 0.7%
Furniture Brands International, Inc.	246,100	2,800,618
KB Home	69,400	2,105,596

		4,906,214

Multiline Retail – 0.4%
Dillard’s, Inc. – Class A	101,400	2,407,236

Specialty Retail – 0.8%
AutoNation, Inc.(a)	158,338	3,005,255
Office Depot, Inc.(a)	84,400	2,063,580

		5,068,835

Textiles Apparel & Luxury Goods – 0.8%
Jones Apparel Group, Inc.	57,200	1,097,668
VF Corp.	50,100	4,000,485

		5,098,153

		47,811,351

Utilities – 5.3%
Electric Utilities – 3.0%
Allegheny Energy, Inc.(a)	58,800	3,034,668
Northeast Utilities	267,000	7,382,550
Reliant Energy, Inc.(a)	354,300	9,038,193

		19,455,411

Independent Power Producers & Energy Traders – 0.7%
Constellation Energy Group, Inc.	55,300	4,586,582

Multi-Utilities – 1.6%
Puget Energy, Inc.	196,000	4,572,680
Wisconsin Energy Corp.	135,500	6,004,005

		10,576,685

		34,618,678

Health Care – 5.0%
Health Care Providers & Services – 3.2%
Apria Healthcare Group, Inc.(a)	131,100	3,491,193
Kindred Healthcare, Inc.(a)	175,000	3,468,500

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	297

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

LifePoint Hospitals, Inc.(a)	115,778	$3,253,362
Molina Healthcare, Inc.(a)	208,325	7,093,466
Pharmerica Corp.(a)	64,054	1,135,678
Universal Health Services, Inc. – Class B	49,200	2,597,760

		21,039,959

Life Sciences Tools & Services – 1.3%
PerkinElmer, Inc.	300,000	8,223,000

Pharmaceuticals – 0.5%
Endo Pharmaceuticals Holdings, Inc.(a)	69,584	2,218,338
King Pharmaceuticals, Inc.(a)	71,050	1,067,881

		3,286,219

		32,549,178

Energy – 3.0%
Energy Equipment & Services – 2.2%
Exterran Holdings, Inc.(a)	105,941	8,210,427
Oil States International, Inc.(a)	91,600	3,865,520
Rowan Cos., Inc.	63,600	2,387,544

		14,463,491

Oil, Gas & Consumable Fuels – 0.8%
Hess Corp.	77,700	4,768,449

		19,231,940

Total Common Stocks (cost $573,646,964)		629,296,769

SHORT-TERM INVESTMENTS – 2.5%
Investment Companies – 2.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $15,915,539)	15,915,539	15,915,539

Total Investments – 99.5% (cost $589,562,503)		645,212,308
Other assets less liabilities – 0.5%		3,189,027

Net Assets – 100.0%		$648,401,335

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

See notes to financial statements.

298	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Small-Mid Cap Value Portfolio—Portfolio of Investments

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2007

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.8%
Information Technology – 24.8%
Communications Equipment – 4.1%
Ciena Corp.(a)	67,985	$2,575,272
Foundry Networks, Inc.(a)	783,400	14,485,066
Netgear, Inc.(a)	273,500	7,674,410
Polycom, Inc.(a)	81,800	2,479,358

		27,214,106

Electronic Equipment & Instruments – 1.8%
Amphenol Corp. – Class A	344,880	12,453,617

Internet Software & Services – 3.3%
Omniture, Inc.(a)	320,000	7,939,200
VistaPrint Ltd.(a)	433,600	14,256,768

		22,195,968

IT Services – 1.9%
Global Cash Access Holdings, Inc.(a)	281,800	3,127,980
Iron Mountain, Inc.(a)	333,200	9,416,232

		12,544,212

Semiconductors & Semiconductor Equipment – 8.9%
Formfactor, Inc.(a)	41,800	1,896,048
Hittite Microwave Corp.(a)	305,700	12,952,509
Integrated Device Technology, Inc.(a)	577,400	9,030,536
Intersil Corp. – Class A	432,600	14,414,232
Lam Research Corp.(a)	13,100	702,553
Microsemi Corp.(a)	300,100	7,610,536
ON Semiconductor Corp.(a)	1,140,400	13,365,488

		59,971,902

Software – 4.8%
Activision, Inc.(a)	487,054	9,492,682
Business Objects SA (ADR)(a)	169,500	7,442,745
Factset Research Systems, Inc.	26,400	1,582,152
McAfee, Inc.(a)	212,200	7,586,150
Quest Software, Inc.(a)	397,400	5,786,144

		31,889,873

		166,269,678

Industrials – 21.0%
Aerospace & Defense – 1.0%
Hexcel Corp.(a)	303,400	6,611,086

Air Freight & Logistics – 1.3%
CH Robinson Worldwide, Inc.	111,800	5,482,672
UTI Worldwide, Inc.	135,300	3,010,425

		8,493,097

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	299

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Commercial Services & Supplies – 4.2%
Resources Connection, Inc.	485,200	$14,556,000
Stericycle, Inc.(a)	264,500	13,198,550

		27,754,550

Construction & Engineering – 2.4%
Chicago Bridge & Iron Co. NV	194,500	7,264,575
Granite Construction, Inc.	164,300	8,944,492

		16,209,067

Electrical Equipment – 3.8%
Ametek, Inc.	339,100	13,560,609
Baldor Electric Co.	292,300	12,171,372

		25,731,981

Machinery – 6.5%
IDEX Corp.	318,575	12,255,580
Joy Global, Inc.	228,750	9,925,463
Kaydon Corp.	85,700	4,524,960
Lincoln Electric Holdings, Inc.	187,100	13,459,974
Watts Water Technologies, Inc. – Class A	93,500	3,311,770

		43,477,747

Trading Companies & Distributors – 1.8%
MSC Industrial Direct Co. – Class A	234,600	12,152,280

		140,429,808

Consumer Discretionary – 14.9%
Diversified Consumer Services – 1.9%
Strayer Education, Inc.	78,900	12,590,862

Hotels Restaurants & Leisure – 5.3%
Chipotle Mexican Grill, Inc. – Class A(a)	69,500	7,227,305
Gaylord Entertainment Co.(a)	210,500	10,809,175
Life Time Fitness, Inc.(a)	161,700	8,985,669
Orient–Express Hotels, Ltd. – Class A	175,500	8,783,775

		35,805,924

Media – 1.4%
National CineMedia, Inc.	386,700	9,524,421

Specialty Retail – 4.6%
Coldwater Creek, Inc.(a)	612,600	7,620,744
Dick’s Sporting Goods, Inc.(a)	167,200	10,851,280
GameStop Corp. – Class A(a)	240,400	12,053,656

		30,525,680

Textiles Apparel & Luxury Goods – 1.7%
Lululemon Athletica, Inc.(a)	125,700	4,282,599
Under Armour, Inc. – Class A(a)	106,400	6,917,064

		11,199,663

		99,646,550

300	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 14.5%
Biotechnology – 2.4%
Alexion Pharmaceuticals, Inc.(a)	172,800	$10,449,216
Amylin Pharmaceuticals, Inc.(a)	7,600	372,628
Pharmion Corp.(a)	32,500	1,332,825
Vertex Pharmaceuticals, Inc.(a)	100,100	3,899,896

		16,054,565

Health Care Equipment & Supplies – 4.4%
ArthroCare Corp.(a)	193,800	10,856,676
Hologic, Inc.(a)	227,800	12,107,570
Kyphon, Inc.(a)	98,100	6,559,947
Resmed, Inc.(a)	7,600	309,016

		29,833,209

Health Care Providers & Services – 3.5%
HealthExtras, Inc.(a)	311,300	8,750,643
Psychiatric Solutions, Inc.(a)	240,800	8,875,888
WellCare Health Plans, Inc.(a)	57,547	5,679,889

		23,306,420

Life Sciences Tools & Services – 4.2%
AMAG Pharmaceuticals, Inc.(a)	153,700	8,399,705
Icon PLC (ADR)(a)	278,100	12,703,608
Nektar Therapeutics(a)	247,100	2,041,046
Ventana Medical Systems, Inc.(a)	59,600	4,874,684

		28,019,043

		97,213,237

Energy – 10.0%
Energy Equipment & Services – 6.4%
Cameron International Corp. – Class W(a)	118,000	9,648,860
Complete Production Services, Inc.(a)	366,500	8,136,300
FMC Technologies, Inc.(a)	47,000	4,450,900
Grant Prideco, Inc.(a)	192,900	10,667,370
Oceaneering International, Inc.(a)	38,300	2,572,228
Superior Energy Services, Inc.(a)	179,400	6,964,308

		42,439,966

Oil, Gas & Consumable Fuels – 3.6%
Bill Barrett Corp.(a)	245,900	8,665,516
Forest Oil Corp.(a)	130,600	5,047,690
Newfield Exploration Co.(a)	151,800	6,601,782
Penn Virginia Corp.	101,300	4,042,883

		24,357,871

		66,797,837

Financials – 7.5%
Capital Markets – 6.1%
Affiliated Managers Group, Inc.(a)	70,550	7,989,787
Greenhill & Co., Inc.	174,900	10,126,710

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	301

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Lazard Ltd. – Class A	245,500	$9,842,095
MF Global Ltd.(a)	208,200	5,608,908
optionsXpress Holdings, Inc.	309,800	7,286,496

		40,853,996

Real Estate – 1.4%
CB Richard Ellis Group, Inc. – Class A(a)	316,100	9,331,272

		50,185,268

Telecommunication Services – 1.9%
Diversified Telecommunication Services – 0.1%
Time Warner Telecom, Inc. – Class A(a)	19,800	434,610

Wireless Telecommunication Services – 1.8%
SBA Communications Corp. – Class A(a)	369,100	12,021,587

		12,456,197

Consumer Staples – 1.2%
Personal Products – 1.2%
Bare Escentuals, Inc.(a)	333,100	8,194,260

Materials – 1.0%
Metals & Mining – 1.0%
Allegheny Technologies, Inc.	64,780	6,438,484

Total Common Stocks (cost $562,146,174)		647,631,319

SHORT-TERM INVESTMENTS – 1.7%
Investment Companies – 1.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $11,301,034)	11,301,034	11,301,034

Total Investments – 98.5% (cost $573,447,208)		658,932,353
Other assets less liabilities – 1.5%		9,838,938

Net Assets – 100.0%		$668,771,291

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

302	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Small-Mid Cap Growth Portfolio—Portfolio of Investments

SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2007

	Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THRU’S – 31.2%
Fixed Rate 30-Year – 10.2%
Federal Gold Loan Mortgage Corp. Series 2006 7.00%, 5/01/35	$7,807	$8,015,503
Federal Home Loan Mortgage Corp. Series 2007 6.00%, 7/01/37-9/01/37	15,625	15,613,607
7.00%, 2/01/37	17,610	18,089,443
Federal National Mortgage Association 7.00%, TBA	40,910	42,047,789
Series 2001 7.00%, 4/01/31	50	52,188
Series 2002 7.00%, 8/01/32	355	368,369
Series 2003 7.00%, 5/01/33	43	44,562
Series 2004 7.00%, 2/01/31-12/01/34	634	657,106
Series 2006 6.50%, 7/01/36	23,000	23,349,128
Series 2007 6.50%, 8/01/37	21,800	22,127,000

		130,364,695

Agency ARMS – 10.2%
Federal Home Loan Mortgage Corp. 6.055%, TBA	7,000	7,059,878
Series 2006 4.22%, 4/01/35(a)	6,762	6,676,432
6.164%, 12/01/36(a)	5,653	5,709,296
Series 2007 5.944%, 11/01/36(a)	10,281	10,360,364
5.948%, 2/01/37(a)	5,625	5,666,238
5.98%, 3/01/37(a)	9,089	9,161,782
6.072%, 3/01/37(a)	8,257	8,320,121
6.109%, 1/01/37(a)	8,541	8,622,096
Federal National Mortgage Association 5.528%, 3/01/37(a)	5,413	5,401,172
Series 2005 4.813%, 7/01/35(a)	1,585	1,570,945
6.03%, 1/01/36(a)	2,523	2,510,340
Series 2006 4.41%, 8/01/34(a)	1,336	1,342,494
5.465%, 5/01/36(a)	3,845	3,856,087
5.804%, 3/01/36(a)	7,326	7,391,905
5.89%, 11/01/36(a)	13,267	13,391,834
5.923%, 6/01/36(a)	4,741	4,792,425

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	303

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

5.95%, 6/01/36(a)	$9,427	$9,523,568
Series 2007 5.751%, 12/01/36(a)	4,678	4,708,421
5.79%, 8/01/37(a)	12,600	13,036,579

		129,101,977

Fixed Rate 15-Year – 6.6%
Federal Gold Loan Mortgage Corp. Series 2006 5.00%, 4/01/21	18,924	18,484,934
Series 2007 5.00%, 9/01/21	54,188	52,932,281
Federal National Mortgage Association Series 1996 6.00%, 12/01/09	1	919
Series 1998 6.00%, 10/01/13-12/01/13	63	64,226
Series 2001 6.00%, 11/01/16	226	228,751
Series 2002 6.00%, 12/01/17	118	119,802
Series 2005 6.00%, 6/01/17-5/01/20	678	686,328
Series 2006 6.00%, 5/01/21-1/01/22	9,510	9,613,505
Series 2007 6.00%, 2/01/22	1,998	2,019,371

		84,150,117

Non-Agency ARMS – 4.2%
Adjustable Rate Mortgage Trust Series 2005-4, Class 3A1 5.003%, 8/25/35(b)	4,294	4,177,229
Banc of America Funding Corp. Series 2007-C, Class 1A3 5.763%, 5/20/36(b)	8,944	8,873,259
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.45%, 2/25/36(b)	3,750	3,706,900
Series 2006-3, Class 22A1 6.25%, 5/25/36(b)	2,606	2,604,441
Series 2007-1, Class 21A1 5.75%, 1/25/47(b)	7,512	7,441,977
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.105%, 5/25/35(b)	3,145	3,066,693

304	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Countrywide Home Loan Mortgage Pass Through Trust Series 2006-HYB4, Class 2A1 5.86%, 6/20/36(b)	$2,393	$2,375,758
Indymac INDA Mortgage Loan Trust Series 2006-AR2, Class 1A1 5.992%, 9/25/36(b)	7,274	7,241,577
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 6.237%, 5/25/36(b)	1,712	1,704,251
JPMorgan Alternative Loan Trust Series 2006-A4, Class A1 5.95%, 9/25/36(b)	6,191	6,214,521
JPMorgan Mortgage Trust Series 2006-A4, Class 1A1 5.862%, 6/25/36(b)	3,097	3,073,710
Residential Funding Mortgage Securities, Inc. Series 2005-SA3, Class 3A 5.249%, 8/25/35(b)	2,759	2,690,563

		53,170,879

Total Mortgage Pass-Thru’s (cost $396,784,450)		396,787,668

COMMERCIAL MORTGAGE-BACKED SECURITIES – 17.7%
Non-Agency Fixed Rate CMBS – 14.9%
Asset Securitization Corp. Series 1996-MD6, Class A1C 7.04%, 11/13/29	85	85,034
Banc of America Commercial Mortgage, Inc. Series 2006-6, Class A2 5.309%, 10/10/45	7,950	7,871,224
Series 2007-1, Class A2 5.49%, 1/15/49	8,000	7,921,579
Bear Stearns Commercial Mortgage Securities Series 2002-TOP6, Class A2 6.46%, 10/15/36	10,615	10,977,471
Series 2007-PW15, Class A2 5.205%, 2/11/44	5,125	5,063,019
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4, Class A2B 5.205%, 12/11/49	9,735	9,625,173
CW Capital Cobalt Ltd. Series 2006-C1, Class A2 5.174%, 8/15/48	7,800	7,677,725

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	305

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

First Union-Lehman Brothers-Bank of America Series 1998-C2, Class A2 6.56%, 11/18/35	$470	$469,639
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45	5,665	5,564,276
Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A2 4.305%, 8/10/42	8,500	8,287,957
Series 2007-GG9, Class A2 5.38%, 3/10/39	6,250	6,219,920
GS Mortgage Securities Corp. II Series 2007-GG10, Class AJ 5.993%, 8/10/45(b)	4,841	4,705,967
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP5, Class A2 5.198%, 12/15/44	5,847	5,779,105
Series 2007-LD11, Class C 6.007%, 6/15/49(b)	7,760	7,354,596
LB Commercial Conduit Mortgage Trust Series 2007-C3, Class A2 5.84%, 7/15/44(b)	9,000	9,096,866
Series 2007-C3, Class C 6.134%, 7/15/44(b)	10,000	9,943,400
LB-UBS Commercial Mortgage Trust Series 2002-C1, Class A4 6.462%, 3/15/31	5,900	6,106,726
Series 2003-C5, Class A3 4.254%, 7/15/27	7,435	7,163,362
Series 2004-C7, Class A2 3.992%, 10/15/29	15,840	15,381,103
Series 2005-C7, Class XCL 0.094%, 11/15/40(b)(c)(d)	212,017	1,938,831
Series 2006-C1, Class XCL 0.081%, 2/15/41(b)(c)(d)	288,740	3,188,897
Series 2006-C6, Class A2 5.262%, 9/15/39	10,000	9,898,174
Series 2007-C1, Class A2 5.318%, 2/15/40	8,430	8,345,037
Morgan Stanley Capital I Series 2006-T21, Class X 0.273%, 10/12/52(b)(c)(d)	171,857	2,467,260
Nomura Asset Securities Corp. Series 1998-D6, Class A1B 6.59%, 3/15/30	921	922,468

306	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class A2 5.275%, 11/15/48	$13,100	$12,986,749
Series 2007-C30, Class A3 5.246%, 12/15/43	7,000	6,893,095
Series 2007-C32, Class C 5.929%, 6/15/49(b)	7,500	7,156,800

		189,091,453

Non-Agency Adjustable Rate CMBS – 2.8%
Banc of America Large Loan, Inc. Series 2005-MIB1, Class C 5.921%, 3/15/22(a)(c)	2,500	2,500,000
Commercial Mortgage Pass-Through Certificates Series 2005-F10A, Class A1 5.711%, 4/15/17(a)(c)	469	469,117
Series 2005-FL11, Class D 5.951%, 11/15/17(a)(c)	1,808	1,807,659
Series 2007-FL14, Class C 5.805%, 6/15/22(a)(c)	7,333	7,295,839
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 6.081%, 10/15/21(a)(c)	4,900	4,897,456
Series 2007-TFLA, Class A2 5.731%, 2/15/22(a)(c)	8,000	7,975,200
CS First Boston Mortgage Securities Corp. Series 2005-TF2A, Class F 6.111%, 9/15/20(a)(c)	1,435	1,436,529
Series 2005-TF2A, Class G 6.161%, 9/15/20(a)(c)	1,435	1,433,773
Lehman Brothers Floating Rate Commercial Mortgage Trust Series 2004-LLFA, Class C 5.921%, 10/15/17(a)(c)	2,400	2,400,003
Morgan Stanley Capital I Series 2005-XLF, Class G 5.981%, 8/15/19(a)(c)	2,000	1,998,750
Series 2005-XLF, Class H 6.001%, 8/15/19(a)(c)	1,000	998,750
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class H 6.011%, 9/15/21(a)(c)	2,600	2,572,017

		35,785,093

Total Commercial Mortgage-Backed Securities (cost $226,860,046)		224,876,546

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	307

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

GOVERNMENT-RELATED – U.S. AGENCIES – 13.3%
Agency Debentures – 11.6%
Federal Home Loan Bank 5.125%, 6/13/08	$18,520	$18,522,796
5.375%, 8/19/11	4,410	4,507,117
Federal Home Loan Mortgage Corp. Series 2005 3.875%, 6/15/08	16,380	16,228,551
Federal National Mortgage Association 5.00%, 2/16/12	23,435	23,643,876
5.75%, 2/15/08	42,335	42,418,739
Series 1999 6.625%, 9/15/09	17,500	18,143,965
Series 2004 4.25%, 5/15/09	24,175	23,971,567

		147,436,611

Agency Callables – 1.7%
Federal National Mortgage Association 4.90%, 11/28/07	8,650	8,657,268
Series 2006 5.00%, 2/27/08	13,210	13,221,964

		21,879,232

Total Government-Related – U.S. Agencies (cost $169,045,601)		169,315,843

MORTGAGE CMO’S – 9.9%
Non-Agency Fixed Rate – 5.6%
Citigroup Mortgage Loan Trust, Inc. Series 2005-WF2, Class AF3 4.871%, 8/25/35	5,000	4,967,316
Countrywide Alternative Loan Trust Series 2006-J8, Class A2 6.00%, 2/25/37	9,673	9,605,897
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2006-AB2, Class A7 5.961%, 6/25/36(b)	2,405	2,407,671
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.059%, 6/26/35(b)(c)	3,111	3,092,910
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36(b)	1,781	1,744,363
Series 2005-A9, Class 2A1A 5.159%, 12/25/35(b)	4,519	4,461,479

308	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Nomura Asset Acceptance Corp. Series 2006-WF1, Class A2 5.755%, 6/25/36(b)	$6,125	$6,132,307
Residential Accredit Loans, Inc. Series 2007-QS1, Class 1A1 6.00%, 1/25/37	15,732	15,896,073
Series 2007-QS1, Class 2A10 6.00%, 1/25/37	6,023	6,042,530
Residential Asset Mortgage Products, Inc. Series 2004-SL2, Class A2 6.50%, 10/25/31	5,016	5,014,160
Washington Mutual Mortgage Pass Through Series 2007-HY4, Class 2A2 5.746%, 4/25/37(a)	8,953	8,869,402
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR11, Class A4 5.525%, 8/25/36(b)	2,649	2,632,911

		70,867,019

Non-Agency Adjustable Rate – 3.7%
Adjustable Rate Mortgage Trust Series 2005-11, Class 5M1 5.975%, 2/25/36(a)	4,155	3,509,064
American Home Mortgage Investment Trust Series 2005-2, Class 2A1 7.075%, 9/25/45(a)	149	149,511
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 6.027%, 12/25/35(a)	1,521	1,518,120
Series 2006-OA14, Class 3A1 5.855%, 11/25/46(a)	2,250	2,204,604
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2007-OA4, Class 1A1A 5.51%, 8/25/47(a)	3,024	2,931,624
Deutsche ALT-A Securities, Inc. Mortgage Loan Series 2005-AR1, Class 1A1 5.815%, 8/25/35(a)	163	154,885
Homebanc Mortgage Trust Series 2005-4, Class A2 5.835%, 10/25/35(a)	4,651	4,271,272
Merrill Lynch First Franklin Mtg Ln Trust Series 2007-3, Class A2B 5.635%, 6/25/37(a)	4,060	3,993,392
Merrill Lynch Mortgage Investors, Inc. Series 2004-A, Class A1 5.735%, 4/25/29(a)	152	152,404

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	309

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

MortgageIT Trust Series 2005-4, Class M1 5.955%, 10/25/35(a)	$1,817	$1,772,915
Sequoia Mortgage Trust Series 2007-3, Class 1A1 5.52%, 7/20/36(a)	4,520	4,479,184
Specialty Underwriting & Residential Finance Series 2005-AB2, Class M1 5.955%, 6/25/36(a)	2,000	1,761,540
Structured Adjustable Rate Mortgage Loan Trust Series 2005-5, Class A3 5.735%, 5/25/35(a)	267	265,336
Series 2005-9, Class 2A1 6.905%, 5/25/35(a)	1,264	1,261,854
Structured Asset Mortgage Investment, Inc. Series 2004-AR5, Class 1A1 5.868%, 10/19/34(a)	911	888,743
Wachovia Bank Commercial Mortgage Trust Series 2007-WHL8, Class E 6.011%, 6/15/20(a)(c)	2,725	2,725,000
Washington Mutual, Inc. Series 2006-AR11, Class 1A 6.465%, 9/25/46(a)	4,257	4,234,215
Series 2006-AR11, Class 3A1A 6.425%, 9/25/46(a)	1,568	1,532,087
Series 2006-AR4, Class 1A1B 5.945%, 5/25/46(a)	1,841	1,831,033
Series 2006-AR9, Class 1AB2 5.614%, 8/25/46(a)	4,575	4,479,036
Series 2007-OA1, Class A1A 5.583%, 2/25/47(a)	3,705	3,592,873

		47,708,692

Agency Adjustable Rate – 0.6%
Federal National Mortgage Association Series 2003-52, Class FV 6.505%, 5/25/31(a)	4,334	4,384,308
Series 2003-W13, Class AV2 5.785%, 10/25/33(a)	653	652,328
Freddie Mac Reference REMIC Series 2006-R008, Class FK 5.74%, 7/15/23(a)	2,049	2,043,559

		7,080,195

Total Mortgage CMO’s (cost $127,909,269)		125,655,906

310	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 9.8%
Home Equity Loans – Floating Rate – 4.7%
ACE Securities Corp. Series 2003-OP1, Class A2 5.865%, 12/25/33(a)	$18	$16,373
BNC Mortgage Loan Trust Series 2007-2, Class M5 6.405%, 5/25/37(a)	1,200	893,784
Series 2007-3, Class A3 5.635%, 7/25/37(a)	4,435	4,330,201
Countrywide Asset-Backed Certificates Series 2007-10, Class 2A2 5.625%, 6/25/30(a)	2,500	2,440,950
First Franklin Mortgage Loan Trust Series 2004-FF4, Class A2 5.795%, 6/25/34(a)	83	76,079
Home Equity Mortgage Trust Series 2005-3, Class M1 6.045%, 11/25/35(a)	800	680,000
Household Home Equity Loan Trust Series 2006-1, Class M1 5.818%, 1/20/36(a)	2,090	1,946,877
Series 2007-2, Class A2V 5.48%, 7/21/36(a)	2,800	2,687,563
HSI Asset Securitization Corp. Series 2006-OPT1, Class 2A1 5.585%, 12/25/35(a)	2,784	2,767,038
Indymac Residential Asset Backed Trust Series 2007-B, Class 2A2 5.665%, 7/25/37(a)	3,350	3,295,563
Lehman ABS Mortgage Loan Trust Series 2007-1, Class 2A2 5.705%, 6/25/37(a)(c)	3,700	3,643,923
Lehman XS Trust Series 2005-2, Class 1M1 6.005%, 8/25/35(a)	5,000	4,228,100
Series 2006-1, Class 1M1 5.955%, 2/25/36(a)	4,000	3,353,120
Series 2007-2N, Class M1 5.66%, 2/25/37(a)	3,600	2,956,176
Master Asset Backed Securities Trust Series 2004-HE1, Class A1 5.905%, 9/25/34(a)	598	589,117
Series 2006-WMC1, Class A2 5.615%, 2/25/36(a)	2,000	1,968,095
Nationstar Home Equity Loan Trust Series 2007-C, Class 2AV2 5.635%, 6/25/37(a)	3,100	3,054,470

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	311

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Newcastle Mortgage Securities Trust Series 2007-1, Class 2A1 5.45%, 4/25/37(a)	$4,107	$4,075,280
Novastar Home Loan Equity Series 2007-2, Class A2B 5.665%, 9/25/37(a)	3,125	3,082,031
Series 2007-2, Class M1 5.65%, 9/25/37(a)	4,900	4,138,932
Option One Mortgage Loan Trust Series 2006-2, Class 2A2 5.605%, 7/25/36(a)	4,215	4,152,433
Soundview Home Equity Loan Trust Series 2007-OPT1, Class M6 6.705%, 6/25/37(a)	1,100	825,165
Series 2007-OPT2, Class 2A2 5.635%, 7/25/37(a)	4,185	4,118,957

		59,320,227

Home Equity Loans – Fixed Rate – 3.9%
American General Mortgage Loan Trust Series 2003-1, Class A3 4.03%, 4/25/33	2,873	2,712,995
Citifinancial Mortgage Securities, Inc. Series 2004-1, Class AF2 2.645%, 4/25/34	507	493,552
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36(b)	3,500	3,269,630
Credit-Based Asset Servicing & Securities, Inc. Series 2003-CB1, Class AF 3.45%, 1/25/33(e)	1,621	1,520,123
Credit-Based Asset Servicing and Securities Trust Series 2003-CB3, Class AF1 2.879%, 12/25/32	2,180	2,071,265
Series 2005-CB4, Class AF2 4.751%, 8/25/35	2,250	2,216,557
Series 2005-RP2, Class AF2 5.75%, 9/25/35(b)(c)	1,800	1,784,394
Series 2007-CB4, Class A2A 5.844%, 4/25/37	2,741	2,730,133
Flagstar Home Equity Loan Trust Series 2007-1A, Class AF2 5.765%, 1/25/35(c)	5,500	5,491,704
Home Equity Mortgage Trust Series 2005-4, Class A3 4.742%, 1/25/36(e)	2,038	2,027,386

312	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2006-1, Class A2 5.30%, 5/25/36(e)	$4,010	$3,408,500
Series 2006-5, Class A1 5.50%, 1/25/37	3,255	2,992,791
Household Home Equity Loan Trust Series 2006-4, Class A2F 5.32%, 3/20/36	1,285	1,275,379
Series 2007-1, Class A2F 5.60%, 3/20/36	7,610	7,576,761
Series 2007-2, Class A2F 5.69%, 7/21/36	4,600	4,568,846
Nationstar NIM Trust Series 2007-A, Class A 9.97%, 3/25/37(c)	482	456,436
Residential Asset Mortgage Products, Inc. Series 2004-RS4, Class AI4 4.911%, 4/25/34(b)	21	21,047
Security National Mortgage Loan Trust Series 2007-1A, Class 1A1 5.91%, 4/25/47(b)(c)	2,655	2,651,363
Structured Asset Securities Corp. Series 2007-RM1, Class AI0 5.00%, 5/25/47(c)(d)	12,013	2,777,917

		50,046,779

Other – Floating Rate – 0.8%
Ballyrock ABS CDO Ltd. Series 2007-1A, Class A1B 6.118%, 8/06/47(a)(c)*	1,875	1,312,500
Halcyon Securitized Product Investors Series 2007-1A, Class A2 6.367%, 5/13/52(a)(c)*	645	335,400
Libertas Preferred Funding Ltd. Series 2007-3A, Class 2 6.01%, 4/09/47(a)(c)*	3,600	1,800,576
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 5.42%, 2/25/42(a)(c)	3,600	3,472,920
Neapolitan Segregated Portfolio Series 2007-1A, Class I 6.32%, 3/30/46(a)(c)*	1,100	330,000
Petra CRE CDO Ltd. Series 2007-1A, Class C 6.459%, 2/25/47(a)(c)*	1,865	1,691,089
SLM Student Loan Trust Series 2005-10, Class A2 5.37%, 4/27/15(a)	1,054	1,053,518

		9,996,003

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	313

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Autos – Floating Rate – 0.3%
GE Dealer Floorplan Master Note Trust Series 2006-2, Class A 5.405%, 4/22/13(a)	$4,360	$4,328,686

Other – Fixed Rate – 0.1%
DB Master Finance, LLC Series 2006-1, Class A2 5.779%, 6/20/31(c)	1,600	1,599,184

Autos – Fixed Rate – 0.0%
Capital Auto Receivables Asset Trust Series 2005-SN1A, Class A3A 4.10%, 6/15/08	1	1,305

Total Asset-Backed Securities (cost $134,817,906)		125,292,184

U.S. TREASURIES – 7.2%
U.S. Treasury Notes 3.50%, 8/15/09	66,705	65,834,700
4.875%, 5/31/11	24,720	25,285,865

Total U.S. Treasuries (cost $89,809,548)		91,120,565

CORPORATES – INVESTMENT GRADES – 3.2%
Financial Institutions – 1.7%
Banking – 0.3%
UBS Preferred Funding Trust I 8.622%, 10/29/49(b)	3,885	4,251,814

Finance – 1.1%
American General Finance Corp. 5.80%, 8/17/11(a)	9,500	9,458,931
Capital One Financial 6.00%, 9/10/09(a)	4,800	4,753,618

		14,212,549

REITS – 0.3%
Simon Property Group LP 6.375%, 11/15/07	3,804	3,803,646

		22,268,009

Industrial – 1.5%
Capital Goods – 0.4%
Waste Management, Inc. 6.50%, 11/15/08	5,623	5,688,176

Communications – Media – 0.6%
British Sky Broadcasting Group PLC 6.875%, 2/23/09	7,340	7,527,485

Consumer Cyclical – Automotive – 0.1%
DaimlerChrysler North America 4.875%, 6/15/10	1,210	1,190,091

314	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.4%
Safeway, Inc. 6.50%, 11/15/08	$4,495	$4,556,339

		18,962,091

Total Corporates – Investment Grades (cost $41,439,232)		41,230,100

INFLATION-LINKED SECURITIES – 2.5%
U.S. Treasury Notes 3.875%, 1/15/09 (TIPS)(f) (cost $31,643,899)	31,232	31,663,678

	Shares
SHORT-TERM INVESTMENTS – 10.5%
Investment Companies – 10.5%
AllianceBernstein Fixed-Income Shares, Inc. – Prime STIF Portfolio(g) (cost $133,091,432)	133,091,432	133,091,432

Total Investments – 105.3% (cost $1,351,400,885)		1,339,033,922
Other assets less liabilities – (5.3)%		(66,957,893)

Net Assets – 100.0%		$1,272,076,029

FINANCIAL FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2007	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 10yr Future	29	December 2007	$3,160,467	$3,162,359	$1,892

(a)	Floating Rate Security. Stated interest rate was in effect at August 31, 2007.

(b)	Variable rate coupon, rate shown as of August 31, 2007.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in the transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2007, the aggregate market value of these securities amounted to $76,545,396 or 6.0% of net assets.

(d)	IO – Interest Only

(e)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2007.

(f)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open future contracts. The market value of this security amounted to $712,500.

(g)	Investment in affiliated money market mutual fund.

*	Illiquid securities.

Currency	Abbreviations:

Glossary:

TBA	– To Be Announced
TIPS	– Treasury Inflation Protected Security

The Portfolio currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2007, the Portfolio’s total exposure to subprime investments was 8.69%. These investments are valued in accordance with the Portfolio’s Valuation Policies (see Note A1 for additional details).

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	315

Short Duration Bond Portfolio—Portfolio of Investments

INTERMEDIATE DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2007

	Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THRU’S – 38.0%
Fixed Rate 30-Year – 29.9%
Federal Gold Loan Mortgage Corp. Series 2005 4.50%, 8/01/35-10/01/35(a)	$7,350	$6,806,985
Series 2007 7.00%, 2/01/37(a)	103	106,314
Federal Gold Loan Mortgage Corp. Series 2005 4.50%, 8/01/35-10/01/35(a)	5,716	5,293,787
Series 2006 4.50%, 1/01/36-5/01/36(a)	199	184,148
6.00%, 7/01/36-11/01/36(a)	37,392	37,371,368
7.00%, 8/01/36-10/01/36(a)	1,748	1,795,166
Series 2007 6.00%, 7/01/37-8/01/37(a)	11,303	11,294,603
7.00%, 2/01/37(a)	16,435	16,882,078
Federal National Mortgage Association Series 2003 5.00%, 11/01/33(a)	11,190	10,674,103
5.50%, 4/01/33-7/01/33(a)	24,539	24,035,812
Series 2004 5.50%, 4/01/34-11/01/34(a)	17,839	17,460,354
Series 2005 4.50%, 9/01/35-12/01/35(a)	9,428	8,722,936
5.50%, 2/01/35-7/01/35(a)	18,843	18,436,209
6.00%, 4/01/35(a)	15,277	15,318,064
6.50%, 11/01/35(a)	62	63,450
Series 2006 5.00%, 1/01/36-2/01/36(a)	26,814	25,528,366
5.50%, 1/01/36-11/01/36(a)	118,400	115,744,405
6.50%, 2/01/36-1/01/37(a)	58,830	59,723,051
Series 2007 4.50%, 7/01/37-8/01/37(a)	5,602	5,181,062
5.50%, 5/01/36(a)	25,902	25,321,928
6.00%, 4/01/37-8/01/37(a)	19,459	19,438,703
6.50%, 2/01/37-8/01/37(a)	52,575	53,369,948

		478,752,840

Agency ARMS – 4.0%
Federal Home Loan Mortgage Corp. Series 2006 5.833%, 12/01/36(a)(b)	32,585	32,767,551
Series 2007 5.997%, 2/01/37(a)(b)	6,570	6,626,081
Federal National Mortgage Association Series 2006 4.41%, 8/01/34(a)(b)	3,549	3,565,527

316	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

5.465%, 5/01/36(a)(b)	$1,256	$1,259,898
5.804%, 3/01/36(a)(b)	4,463	4,503,114
5.923%, 6/01/36(a)(b)	3,237	3,272,361
Series 2007 5.773%, 1/01/37(a)(b)	7,083	7,134,161
5.79%, 8/01/37(a)(b)	5,250	5,431,844

		64,560,537

Fixed Rate 15-Year – 2.3%
Federal Gold Loan Mortgage Corp. Series 2006 5.00%, 4/01/21(a)	3,101	3,029,181
Federal National Mortgage Association Series 2005 5.00%, 4/01/19-9/01/20(a)	12,109	11,883,829
Series 2006 5.00%, 3/01/20-12/01/21(a)	15,535	15,179,375
Series 2007 5.00%, 2/01/22-6/01/22(a)	5,939	5,798,850

		35,891,235

Non-Agency ARMS – 1.8%
Banc of America Funding Corp. Series 2007-C, Class 1A3 5.763%, 5/20/47(a)(b)	6,364	6,313,213
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.45%, 2/25/36(a)(c)	3,988	3,941,962
Series 2006-3, Class 22A1 6.25%, 5/25/36(a)(c)	1,918	1,916,545
Series 2007-1, Class 21A1 5.75%, 1/25/47(a)(c)	2,567	2,543,056
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.105%, 5/25/35(a)(c)	4,493	4,380,990
Series 2006-AR1, Class 3A1 5.50%, 3/25/36(a)(b)	4,896	4,971,770
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 6.237%, 5/25/36(a)(c)	2,288	2,277,758
Residential Funding Mortgage Securities, Inc. Series 2005-SA3, Class 3A 5.249%, 8/25/35(a)(c)	2,880	2,808,703

		29,153,997

Total Mortgage Pass-Thru’s (cost $610,707,010)		608,358,609

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	317

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADES – 14.8%
Industrial – 8.3%
Basic – 0.3%
The Dow Chemical Co. 7.375%, 11/01/29(a)	$220	$241,583
International Paper Co. 5.30%, 4/01/15(a)	2,625	2,520,026
Lubrizol Corp. 4.625%, 10/01/09(a)	805	792,881
Westvaco Corp. 8.20%, 1/15/30(a)	670	699,954
Weyerhaeuser Co. 5.95%, 11/01/08(a)	1,083	1,091,372

		5,345,816

Capital Goods – 0.6%
Boeing Capital Corp. 4.75%, 8/25/08(a)	1,615	1,604,501
6.50%, 2/15/12(a)	205	218,344
Hutchison Whampoa International, Ltd. 7.45%, 11/24/33(a)(d)	1,449	1,580,449
Textron Financial Corp. 4.125%, 3/03/08(a)	2,610	2,592,633
Textron, Inc. 6.375%, 11/15/08(a)	875	884,486
Tyco International Group, SA 6.00%, 11/15/13(a)	1,250	1,257,771
Waste Management, Inc. 6.875%, 5/15/09(a)	1,435	1,479,603

		9,617,787

Communications – Media – 1.2%
British Sky Broadcasting Group PLC 6.875%, 2/23/09(a)	489	501,490
BSKYB Finance UK PLC 5.625%, 10/15/15(a)(d)	2,325	2,298,374
Comcast Cable Communications Holdings, Inc. 8.375%, 3/15/13(a)	940	1,051,460
9.455%, 11/15/22(a)	1,731	2,188,815
Comcast Cable Communications LLC 6.875%, 6/15/09(a)	1,463	1,501,363
Comcast Corp. 5.30%, 1/15/14(a)	2,253	2,183,982
5.50%, 3/15/11(a)	2,767	2,766,162
News America, Inc. 6.55%, 3/15/33(a)	1,383	1,361,974
RR Donnelley & Sons Co. 4.95%, 4/01/14(a)	710	670,468

318	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Time Warner Entertainment Co. 8.375%, 3/15/23(a)	$3,190	$3,687,563
WPP Finance Corp. 5.875%, 6/15/14(a)	886	909,369

		19,121,020

Communications – Telecommunications – 2.6%
AT&T Corp. 8.00%, 11/15/31(a)	295	351,035
British Telecommunications PLC 8.375%, 12/15/10(a)	4,581	5,024,482
Embarq Corp. 6.738%, 6/01/13(a)	210	218,496
7.082%, 6/01/16(a)	5,970	6,156,700
New Cingular Wireless Services, Inc. 7.875%, 3/01/11(a)	2,435	2,622,639
8.75%, 3/01/31(a)	1,429	1,781,350
Pacific Bell 6.625%, 10/15/34(a)	3,900	3,897,391
Qwest Corp. 7.875%, 9/01/11(a)	3,735	3,907,744
8.875%, 3/15/12(a)	2,780	3,009,350
Sprint Capital Corp. 8.375%, 3/15/12(a)	3,219	3,556,924
Telecom Italia Capital SA 4.00%, 11/15/08-1/15/10(a)	3,815	3,702,788
6.375%, 11/15/33(a)	375	357,825
Verizon Communications, Inc. 4.90%, 9/15/15(a)	1,590	1,508,717
Verizon New Jersey, Inc. Series A 5.875%, 1/17/12(a)	2,200	2,234,942
Vodafone Group PLC 5.50%, 6/15/11(a)	3,015	3,013,809

		41,344,192

Consumer Cyclical – Automotive – 0.0%
DaimlerChrysler North America 4.875%, 6/15/10(a)	698	686,515

Consumer Cyclical – Other – 0.7%
Centex Corp. 5.45%, 8/15/12(a)	4,085	3,766,395
Starwood Hotels & Resorts Worldwide, Inc. 7.375%, 11/15/15(a)	2,676	2,706,991
7.875%, 5/01/12(a)	2,826	3,022,791
Toll Brothers Finance Corp. 5.15%, 5/15/15(a)	405	343,267
6.875%, 11/15/12(a)	1,055	1,047,105

		10,886,549

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	319

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 2.0%
Altria Group, Inc. 7.75%, 1/15/27(a)	$2,120	$2,579,637
Bunge Ltd Finance Corp. 5.10%, 7/15/15(a)	1,711	1,563,476
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)(d)	3,480	3,337,599
ConAgra Foods, Inc. 7.875%, 9/15/10(a)	641	688,104
Fisher Scientific International, Inc. 6.125%, 7/01/15(a)	3,241	3,175,286
6.75%, 8/15/14(a)	1,166	1,166,320
Kraft Foods, Inc. 4.125%, 11/12/09(a)	3,245	3,180,600
The Kroger Co. 6.80%, 12/15/18(a)	1,100	1,148,293
Reynolds American, Inc. 7.25%, 6/01/13(a)	3,730	3,862,907
7.625%, 6/01/16(a)	3,655	3,827,834
Safeway, Inc. 4.125%, 11/01/08(a)	683	675,126
6.50%, 3/01/11(a)	453	471,126
Tyson Foods, Inc. 6.85%, 4/01/16(a)	3,785	3,948,213
Wyeth 5.50%, 2/01/14(a)	2,212	2,210,237

		31,834,758

Energy – 0.4%
Amerada Hess Corp. 7.875%, 10/01/29(a)	2,273	2,592,702
Tengizchevroil Finance Co. 6.124%, 11/15/14(a)(d)	380	368,600
Valero Energy Corp. 6.875%, 4/15/12(a)	2,588	2,731,463

		5,692,765

Technology – 0.5%
Electronic Data Systems Corp. 7.45%, 10/15/29(a)	1,555	1,592,300
Series B 6.50%, 8/01/13(a)	3,745	3,743,322
IBM Corp. 4.375%, 6/01/09(a)	455	452,572
Motorola, Inc. 6.50%, 9/01/25(a)	1,800	1,737,369
7.50%, 5/15/25(a)	290	296,855
7.625%, 11/15/10(a)	146	155,131

		7,977,549

		132,506,951

320	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Financial Institutions – 4.8%
Banking – 1.6%
Barclays Bank PLC 8.55%, 9/29/49(a)(c)(d)	$961	$1,066,363
Citigroup, Inc. 4.625%, 8/03/10(a)	2,357	2,330,877
5.50%, 6/09/09(a)(b)	421	421,941
Credit Suisse First Boston USA, Inc. 5.50%, 8/15/13(a)	1,812	1,811,369
Huntington National Bank 4.375%, 1/15/10(a)	517	510,714
JPMorgan Chase & Co. 6.75%, 2/01/11(a)	4,225	4,406,722
MBNA Corp. 4.625%, 9/15/08(a)	1,362	1,349,109
MUFG Capital Finance 1 Ltd. 6.346%, 7/25/16(a)(c)	770	734,922
RBS Capital Trust III 5.512%, 9/29/49(a)(c)	562	531,120
Resona Bank Ltd. 5.85%, 4/15/16(a)(c)(d)	330	313,036
Resona Preferred Global Securities 7.191%, 12/30/49(a)(c)(d)	619	622,461
Bank of Tokyo-Mitsubishi UFJ 7.40%, 6/15/11(a)	170	182,420
Suntrust Bank Series CD 5.70%, 6/02/09(a)(b)	591	589,651
UBS Preferred Funding Trust I 8.622%, 10/29/49(a)(c)	1,825	1,997,313
UFJ Finance Aruba AEC 6.75%, 7/15/13(a)	1,913	1,980,793
Wachovia Corp. 5.35%, 3/15/11(a)	2,205	2,207,293
Washington Mutual, Inc. 4.00%, 1/15/09(a)	2,185	2,118,607
Wells Fargo & Co. 4.20%, 1/15/10(a)	1,808	1,768,049
Zions Bancorporation 5.50%, 11/16/15(a)	1,420	1,371,710

		26,314,470

Brokerage – 0.6%
The Bear Stearns Cos, Inc. 5.55%, 1/22/17(a)	4,125	3,797,805
Goldman Sachs Group, Inc. 4.75%, 7/15/13(a)	1,876	1,774,460
5.125%, 1/15/15(a)	1,590	1,508,646

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	321

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Lehman Brothers Holdings, Inc. 4.80%, 3/13/14(a)	$1,065	$991,935
6.50%, 7/19/17(a)	1,315	1,294,667

		9,367,513

Finance – 1.9%
American General Finance Corp. 4.625%, 5/15/09(a)	2,620	2,603,829
Capital One Financial Corp. 4.80%, 2/21/12(a)	665	628,666
CIT Group, Inc. 5.85%, 9/15/16(a)	3,790	3,335,484
Core Investment Grade Trust 4.642%, 11/30/07(a)(c)	3,882	3,869,427
Countrywide Financial Corp. 5.80%, 6/07/12(a)	1,233	1,158,699
6.25%, 5/15/16(a)	3,256	2,889,625
Countrywide Home Loans, Inc. 4.00%, 3/22/11(a)	1,503	1,345,209
4.25%, 12/19/07(a)	1,855	1,832,714
General Electric Capital Corp. 4.00%, 2/17/09(a)	880	869,043
4.375%, 11/21/11(a)	1,213	1,177,580
6.75%, 3/15/32(a)	3,134	3,442,342
HSBC Finance Corp. 6.50%, 11/15/08(a)	4,771	4,831,315
7.00%, 5/15/12(a)	2,095	2,210,676
iStar Financial, Inc. 5.15%, 3/01/12(a)	1,019	945,066

		31,139,675

Insurance – 0.6%
Assurant, Inc. 5.625%, 2/15/14(a)	1,028	1,012,989
Berkshire Hathaway Finance Corp. 4.20%, 12/15/10(a)	1,656	1,627,716
Humana, Inc. 6.30%, 8/01/18(a)	1,094	1,098,194
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)(d)	993	975,386
WellPoint, Inc. 3.50%, 9/01/07(a)	2,200	2,200,000
3.75%, 12/14/07(a)	412	409,553
4.25%, 12/15/09(a)	2,555	2,508,422

		9,832,260

REITS – 0.1%
Simon Property Group LP 6.375%, 11/15/07(a)	1,015	1,014,906

		77,668,824

322	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Utility – 1.2%
Electric – 1.1%
Carolina Power & Light Co. 6.50%, 7/15/12(a)	$3,155	$3,306,926
CE Electric UK Funding Co. 6.995%, 12/30/07(a)(d)	700	704,278
Consumers Energy Co. Series C 4.25%, 4/15/08(a)	734	727,812
Exelon Corp. 6.75%, 5/01/11(a)	1,295	1,343,069
FirstEnergy Corp. Series B 6.45%, 11/15/11(a)	1,300	1,342,649
Series C 7.375%, 11/15/31(a)	1,436	1,582,544
MidAmerican Energy Holdings Co. 5.875%, 10/01/12(a)	1,763	1,798,923
Nisource Finance Corp. 7.875%, 11/15/10(a)	1,656	1,758,894
Pacific Gas & Electric Co. 4.80%, 3/01/14(a)	1,700	1,623,039
Progress Energy, Inc. 7.10%, 3/01/11(a)	574	606,321
Public Service Company of Colorado 7.875%, 10/01/12(a)	874	970,441
TXU Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)(d)	1,447	1,469,653

		17,234,549

Natural Gas – 0.1%
Duke Energy Field Services Corp. 7.875%, 8/16/10(a)	506	538,828
Enterprise Products Operating L.P. Series B 5.60%, 10/15/14(a)	1,278	1,253,026

		1,791,854

		19,026,403

Non Corporate Sectors – 0.5%
Agencies – Not Government Guaranteed – 0.5%
Gaz Capital For Gazprom 6.212%, 11/22/16(d)	7,890	7,632,786

Total Corporates – Investment Grades (cost $240,142,163)		236,834,964

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	323

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

GOVERNMENT-RELATED – SOVEREIGNS – 11.8%
Japan Government Series 253 0.80%, 2/15/09(a)	JPY	2,230,000	$19,253,033
Series 283 1.80%, 9/20/16(a)		2,577,650	22,757,273
Series 48 0.70%, 6/20/10(a)		5,612,250	48,103,511
Series 63 1.20%, 3/20/12(a)		8,016,650	69,513,889
Mexican Bonos Series MI10 8.00%, 12/19/13(a)	MXN	171,965	15,757,873
Government of Sweden Series 1043 5.00%, 1/28/09(a)	SEK	93,350	13,700,816

Total Government-Related – Sovereigns (cost $180,054,304)			189,086,395

U.S. TREASURIES – 11.2%
U.S. Treasury Bonds 4.50%, 2/15/36(a)(e)		$66,290	62,835,694
U.S. Treasury Notes 4.875%, 5/31/08-5/31/11(a)		115,290	115,816,165

Total U.S. Treasuries (cost $176,395,073)			178,651,859

COMMERCIAL MORTGAGE-BACKED SECURITIES – 8.8%
Non-Agency Fixed Rate CMBS – 8.2%
Banc of America Commercial Mortgage, Inc. Series 2001-PB1, Class A2 5.787%, 5/11/35(a)		864	870,748
Series 2004-4, Class A3 4.128%, 7/10/42(a)		1,035	1,009,366
Series 2004-6, Class A2 4.161%, 12/10/42(a)		3,865	3,763,158
Bear Stearns Commercial Mortgage Securities, Inc. Series 2005-PWR7, Class A3 5.116%, 2/11/41(a)(c)		2,500	2,408,937
Series 2005-T18, Class A4 4.933%, 2/13/42(a)(c)		4,235	3,975,606
Series 2006-PW12, Class A4 5.895%, 9/11/38(a)(c)		2,285	2,305,615

324	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Credit Suisse First Boston Mortgage Securities Corp. Series 2003-CK2, Class A2 3.861%, 3/15/36(a)	$899	$885,638
Series 2004-C1, Class A4 4.75%, 1/15/37(a)(c)	1,815	1,734,122
Series 2005-C1, Class A4 5.014%, 2/15/38(a)(c)	1,516	1,441,038
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 6.021%, 6/15/38(a)(c)	2,095	2,120,278
Series 2006-C4, Class A3 5.467%, 9/15/39(a)	6,475	6,354,432
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45(a)	3,265	3,206,948
Greenwich Capital Commercial Funding Corp. Series 2003-C1, Class A4 4.111%, 7/05/35(a)	1,102	1,027,558
Series 2005-GG3, Class A2 4.305%, 8/10/42(a)	1,823	1,777,523
Greenwich Capital Funding Corp. Series 2007-GG9, Class A4 5.444%, 3/10/39(a)	3,800	3,717,839
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class A2 4.302%, 1/15/38(a)	1,720	1,653,032
Series 2005-LDP1, Class A4 5.038%, 3/15/46(a)(c)	1,846	1,782,734
Series 2005-LDP3, Class A2 4.851%, 8/15/42(a)	2,810	2,755,076
Series 2005-LDP4, Class A2 4.79%, 10/15/42(a)	1,420	1,390,469
Series 2006-CB15, Class A4 5.814%, 6/12/43(a)(c)	7,100	7,143,365
Series 2007-LD11, Class A2 5.992%, 6/15/49(a)(c)	9,010	9,087,844
LB-UBS Commercial Mortgage Trust Series 2003-C3, Class A4 4.166%, 5/15/32(a)	4,900	4,577,708
Series 2004-C2, Class A4 4.367%, 3/15/36(a)	7,760	7,250,571
Series 2004-C4, Class A4 5.295%, 6/15/29(a)(c)	6,015	5,972,247
Series 2004-C8, Class A2 4.201%, 12/15/29(a)	1,084	1,055,278

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	325

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2005-C1, Class A4 4.742%, 2/15/30(a)	$4,209	$3,969,195
Series 2005-C7, Class A4 5.197%, 11/15/30(a)(c)	2,380	2,301,491
Series 2006-C1, Class A4 5.156%, 2/15/31(a)	6,557	6,332,414
Series 2006-C6, Class A4 5.372%, 9/15/39(a)	6,005	5,860,205
Merrill Lynch Mortgage Trust Series 2005-CKI1, Class A6 5.417%, 11/12/37(a)(c)	2,100	2,047,205
Series 2005-MKB2, Class A2 4.806%, 9/12/42(a)	2,230	2,195,800
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-1, Class A2 5.439%, 2/12/39(a)(c)	5,385	5,384,352
Series 2006-2, Class A4 6.105%, 6/12/46(a)(c)	3,075	3,129,287
Morgan Stanley Capital I Series 2004-HQ4, Class A5 4.59%, 4/14/40(a)	6,500	6,288,682
Series 2005-HQ5, Class A4 5.168%, 1/14/42(a)	5,186	5,012,106
Series 2007-T27, Class A4 5.804%, 6/11/42(a)(c)	9,860	9,865,385

		131,653,252

Non-Agency Adjustable Rate CMBS –0.6%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 5.81%, 3/06/20(a)(b)(d)	1,855	1,817,900
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2006-CB14, Class A4 5.481%, 12/12/44(a)(c)	1,720	1,694,186
LB-UBS Commercial Mortgage Trust Series 2007-C6, Class A4 5.858%, 7/15/40(a)(c)	5,725	5,775,094

		9,287,180

Total Commercial Mortgage-Backed Securities (cost $142,615,537)		140,940,432

GOVERNMENT-RELATED – NON-U.S. ISSUERS – 3.8%
Sovereigns – 3.7%
United Mexican States 5.625%, 1/15/17(a)	22,748	22,748,000
7.50%, 1/14/12(a)	7,030	7,606,460

326	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Russian Federation 7.50%, 3/31/30(a)(d)(f)	$19,931	$22,123,238
Republic of South Africa 5.875%, 5/30/22(a)	7,325	7,086,937

		59,564,635

Agencies – 0.1%
Korea Development Bank 4.625%, 9/16/10(a)	1,335	1,314,058

Total Government-Related – Non-U.S. Issuers (cost $60,589,430)		60,878,693

ASSET-BACKED SECURITIES – 2.5%
Home Equity Loans – Floating Rate –1.5%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 6.07%, 12/25/32(a)(b)	870	868,195
Bear Stearns Asset Backed Securities, Inc. Series 2005-SD1, Class 1A1 5.655%, 4/25/22(a)(b)	98	98,156
Citigroup Mortgage Loan Trust, Inc. Series 2007-AMC4, Class M1 5.775%, 5/25/37(a)(b)	3,715	3,134,308
Credit-Based Asset Servicing & Securities, Inc. Series 2005-CB7, Class AF2 5.147%, 11/25/35(a)(f)	1,805	1,790,448
GE-WMC Mortgage Securities LLC Series 2005-2, Class A2B 5.675%, 12/25/35(a)(b)	2,190	2,166,436
HFC Home Equity Loan Asset Backed Certificates Series 2005-3, Class A1 5.798%, 1/20/35(a)(b)	1,286	1,247,273
HSI Asset Securitization Corp. Trust Series 2006-OPT2, Class 2A1 4.685%, 1/25/36(a)(b)	757	753,390
Lehman XS Trust Series 2005-4, Class 1M1 6.005%, 10/25/35(a)(b)	4,865	4,094,725
Master Asset Backed Securities Trust Series 2004-HE1, Class A1 5.905%, 9/25/34(a)(b)	604	595,467
Option One Mortgage Loan Trust Series 2006-3, Class M1 5.735%, 2/25/37(a)(b)	1,785	1,627,688
RAAC Series Series 2006-SP3, Class A1 5.40%, 8/25/36(a)(b)	1,400	1,389,390

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	327

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Residential Asset Mortgage Products, Inc. Series 2005-RS3, Class AIA2 5.675%, 3/25/35(a)(b)	$892	$883,639
Series 2005-RZ1, Class A2 5.705%, 4/25/35(a)(b)	1,899	1,871,025
Saxon Asset Securities Trust Series 2005-4, Class A2B 5.685%, 11/25/37(a)(b)	1,402	1,398,262
Specialty Underwriting & Residential Finance Series 2006-BC1, Class A2A 5.585%, 12/25/36(a)(b)	872	866,458
Structured Asset Investment Loan Trust Series 2006-1, Class A1 5.585%, 1/25/36(a)(b)	1,410	1,406,207

		24,191,067

Other-Floating Rate – 0.4%
Ballyrock ABS CDO Ltd. Series 2007-1A, Class A1B 6.118%, 8/06/47(a)(b)(d)*	3,500	2,450,000
Cairn Mezzanine ABS CDO PLC Series 2007-3A, Class A2B 6.15%, 8/13/47(a)(b)(d)*	1,450	1,015,000
Halcyon Securitized Product Investors Series 2007-1A, Class A2 6.367%, 5/13/46(a)(b)(d)*	910	473,200
Neapolitan Segregated Portfolio Series 2007-1A, Class I 6.32%, 3/30/46(a)(b)(d)*	1,775	532,500
Petra CRE CDO Ltd. Series 2007-1A, Class C 6.459%, 2/25/47(a)(b)(d)*	2,220	2,012,985
SLM Student Loan Trust Series 2003-C, Class A1 5.46%, 9/15/16(a)(b)	650	650,559

		7,134,244

Home Equity Loans – Fixed Rate – 0.3%
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33(a)(f)	818	715,018
Home Equity Mortgage Trust Series 2005-4, Class A3 4.742%, 1/25/36(a)(f)	1,212	1,205,945
Series 2006-1, Class A2 5.30%, 5/25/36(a)(f)	1,040	884,000
Residential Funding Mortgage Securities II, Inc. Series 2005-HI2, Class A3 4.46%, 5/25/35(a)	1,152	1,137,755

		3,942,718

328	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Credit Cards – Floating Rate – 0.2%
American Express Credit Account Master Trust Series 2005-1, Class A 5.641%, 10/15/12(a)(b)	$1,298	$1,291,922
Discover Card Master Trust I Series 2004-1, Class A 5.641%, 4/16/10(a)(b)	2,457	2,456,823

		3,748,745

Other – Fixed Rate – 0.1%
DB Master Finance, LLC Series 2006-1, Class A2 5.779%, 6/20/31(a)(d)	1,000	999,490

Autos – Fixed Rate – 0.0%
Capital Auto Receivables Asset Trust Series 2005-SN1A, Class A3A 4.10%, 6/15/08(a)	7	7,164

Total Asset-Backed Securities (cost $45,210,343)		40,023,428

MORTGAGE CMO’S – 2.1%
Non-Agency Fixed Rate – 1.4%
Countrywide Alternative Loan Trust Series 2006-J8, Class A2 6.00%, 2/25/37(a)	5,062	5,027,385
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.059%, 6/26/35(a)(c)(d)	3,882	3,845,674
Residential Accredit Loans, Inc. Series 2007-QS1, Class 1A1 6.00%, 1/25/37(a)	4,009	4,050,789
Series 2007-QS1, Class 2A10 6.00%, 1/25/37(a)	5,011	5,027,314
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR11, Class A4 5.525%, 8/25/36(a)(c)	4,168	4,143,006

		22,094,168

Non-Agency Adjustable Rate – 0.7%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 6.027%, 2/25/37(a)(b)	1,815	1,811,539
Series 2006-OA14, Class 3A1 5.855%, 11/25/46(a)(b)	5,147	5,043,593
Countrywide Home Loan Series 2004-25, Class M1 6.035%, 2/25/35(a)(b)	3,593	3,256,019
JP Morgan Alternative Loan Trust Series 2006-S1, Class 3A1 5.615%, 3/25/36(a)(b)	757	750,806

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	329

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Washington Mutual, Inc. Series 2005-AR2, Class 2A22 5.725%, 1/25/45(a)(b)	$ 41	$40,776

		10,902,733

Agency Adjustable Rate – 0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 6.149%, 5/28/35(a)(b)	392	365,433

Total Mortgage CMO’s (cost $33,783,253)		33,362,334

CORPORATES – NON-INVESTMENT GRADES – 0.1%
Industrial – 0.1%
Basic – 0.1%
Packaging Corp. of America 5.75%, 8/01/13(a) (cost $1,078,424)	1,099	1,095,805

	Shares
SHORT-TERM INVESTMENTS – 7.2%
Investment Companies – 7.2%
AllianceBernstein Fixed-Income Shares, Inc. – Prime STIF Portfolio(g) (cost $114,983,655)	114,983,655	114,983,655

Total Investments – 100.3% (cost $1,605,559,192)		1,604,216,174
Other assets less liabilities – (0.3)%		(4,564,448)

Net Assets – 100.0%		$1,599,651,726

INTEREST RATE SWAP TRANSACTIONS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Lehman Brothers	$20,120	11/02/07	3 Month LIBOR	4.814%	$203,723
Lehman Brothers	23,000	1/23/08	3 Month LIBOR	4.777%	(89,635)
Lehman Brothers	10,000	12/04/11	3 Month LIBOR	4.850%	(44,363)

FINANCIAL FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at August 31, 2007	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Bond Future	470	December 2007	$52,314,588	$52,434,375	$119,787
U.S. T-Note 10yr Future	989	December 2007	107,782,845	107,847,359	64,514
Sold Contracts
U.S. T-Note 2yr Future	63	September 2007	12,827,208	12,981,938	(154,730)
U.S. T-Note 5yr Future	120	September 2007	12,466,527	12,813,750	(347,223)

					$(317,652)

330	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Intermediate Duration Bond Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2007	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Swedish Krona settling 9/07/07	12,286	$1,781,768	$1,781,782	$14
Sale Contracts:
Japanese Yen settling 9/10/07	18,436,575	155,441,245	159,449,618	(4,008,373)
Japanese Yen settling 9/10/07	68,000	587,176	588,101	(925)
Mexican Peso settling 9/26/07	174,208	15,621,236	15,770,832	(149,596)
Swedish Krona settling 9/07/07	108,173	16,085,372	15,687,965	397,407

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $1,489,232,519.

(b)	Floating Rate Security. Stated interest rate was in effect at August 31, 2007.

(c)	Variable rate coupon, rate shown as of August 31, 2007.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2007, the aggregate market value of these securities amounted to $55,638,972 or 3.5% of net assets.

(e)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of this security amounted to $1,564,020.

(f)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 2007.

(g)	Investment in affiliated money market mutual fund.

*	Illiquid Securities.

Currency	Abbreviations:

JPY	– Japanese Yen
MXN	– Mexican Peso
SEK	– Swedish Krona

Glossary:

LIBOR	– London Interbank Offered Rates

The Portfolio currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of August 31, 2007, the Portfolio’s total exposure to subprime investments was 1.78%. These investments are valued in accordance with the Portfolio’s Valuation Policies (see Note A1 for additional details).

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	331

Intermediate Duration Bond Portfolio—Portfolio of Investments

INFLATION PROTECTED SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2007

	Shares or Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 97.8%
U.S. Treasury Notes 0.875%, 4/15/10 (TIPS)	$28,483	$27,227,989
1.625%, 1/15/15 (TIPS)	81,270	76,971,396
1.875%, 7/15/13-7/15/15 (TIPS)	98,363	95,553,113
2.00%, 1/15/14-1/15/16 (TIPS)	89,843	87,652,496
2.375%, 1/15/17 (TIPS)	68,288	68,202,550
3.00%, 7/15/12 (TIPS)	65,897	68,018,067
3.375%, 1/15/12 (TIPS)	72,170	75,260,053
3.50%, 1/15/11 (TIPS)	48,414	50,123,888
3.875%, 1/15/09 (TIPS)	26,595	26,962,742
4.25%, 1/15/10 (TIPS)	51,347	53,332,197

Total Inflation-Linked Securities (cost $636,040,616)		629,304,491

	Shares
SHORT-TERM INVESTMENTS – 1.3%
Investment Companies – 1.3%
AllianceBernstein Fixed-Income Shares, Inc. – Prime STIF Portfolio(a) (cost $8,150,947)	8,150,947	8,150,947

Total Investments – 99.1% (cost $644,191,563)		637,455,438
Other assets less liabilities – 0.9%		6,093,647

Net Assets – 100.0%		$643,549,085

(a)	Investment in affiliated money market mutual fund.

Glossary:

TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

332	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

Inflation Protected Securities Portfolio—Portfolio of Investments

HIGH-YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2007

	Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADES – 88.2%
Industrial – 63.2%
Basic – 7.0%
Arch Western Finance LLC 6.75%, 7/01/13(a)	$670	$633,988
Basell AF SCA 8.375%, 8/15/15(a)(b)	1,445	1,286,050
Citigroup (JSC Severstal) Series REGS 9.25%, 4/19/14(a)(b)	1,938	2,084,842
Equistar Chemicals Funding LP 10.125%, 9/01/08(a)	787	816,513
10.625%, 5/01/11(a)	356	375,580
Evraz Group, SA 8.25%, 11/10/15(a)(b)	1,369	1,355,310
FMG Finance Pty Ltd. 10.625%, 9/01/16(a)(b)	2,000	2,290,000
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17(a)	3,880	4,132,200
Georgia-Pacific Corp. 7.00%, 1/15/15(a)(b)	905	855,225
7.125%, 1/15/17(a)(b)	1,095	1,029,300
Hexion Us Fin/nova Scoti 9.75%, 11/15/14(a)	525	567,000
10.058%, 11/15/14(a)(c)	525	535,500
Huntsman International LLC 7.875%, 11/15/14(a)	1,130	1,180,850
Huntsman LLC 11.50%, 7/15/12(a)	801	871,087
Ineos Group Holdings PLC 8.50%, 2/15/16(a)(b)	1,575	1,449,000
Jefferson Smurfit Corp. US 8.25%, 10/01/12(a)	630	615,825
Lyondell Chemical Co. 8.00%, 9/15/14(a)	1,290	1,402,875
8.25%, 9/15/16(a)	3,575	4,004,000
The Mosaic Co. 7.625%, 12/01/16(a)(b)	2,875	2,946,875
NewMarket Corp. 7.125%, 12/15/16(a)	615	584,250
NewPage Corp. 10.00%, 5/01/12(a)	797	824,895
Peabody Energy Corp. 5.875%, 4/15/16(a)	900	834,750
Series B 6.875%, 3/15/13(a)	1,815	1,810,462

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	333

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Domtar, Inc. 7.125%, 8/15/15(a)	$2,500	$2,325,000

		34,811,377

Capital Goods – 7.1%
Alion Science and Technology Corp. 10.25%, 2/01/15(a)	270	257,850
Allied Waste North America, Inc. 6.375%, 4/15/11(a)	1,603	1,578,955
6.875%, 6/01/17(a)	1,430	1,387,100
Series B 7.125%, 5/15/16(a)	2,053	2,042,735
7.375%, 4/15/14(a)	820	799,500
Associated Materials, Inc. 11.25%, 3/01/14(a)(d)	1,635	1,066,837
Berry Plastics Holding Corp. 8.875%, 9/15/14(a)	1,580	1,576,050
10.25%, 3/01/16(a)	555	532,800
Bombardier, Inc. 6.30%, 5/01/14(a)(b)	3,015	2,879,325
8.00%, 11/15/14(a)(b)	2,120	2,189,655
Case Corp. 7.25%, 1/15/16(a)	2,935	2,964,350
Case New Holland, Inc. 7.125%, 3/01/14(a)	2,990	3,019,900
Crown Americas 7.625%, 11/15/13(a)	1,500	1,507,500
Goodman Global Holdings, Inc. 7.875%, 12/15/12(a)	992	982,080
L-3 Communications Corp. 5.875%, 1/15/15	1,828	1,732,030
Owens Brockway Glass Container, Inc. 8.875%, 2/15/09(a)	1,715	1,742,869
Series $ 6.75%, 12/01/14(a)	2,530	2,441,450
Plastipak Holdings, Inc. 8.50%, 12/15/15(a)(b)	640	649,600
Russell-Stanley Holdings, Inc. 9.00%, 11/30/08(a)(e)(f)(g)	453	56,691
Sequa Corp. 9.00%, 8/01/09(a)	601	622,035
Trinity Industries, Inc. 6.50%, 3/15/14(a)	2,100	1,984,500
United Rentals North America, Inc. 6.50%, 2/15/12(a)	640	643,200
7.00%, 2/15/14(a)	485	494,700
7.75%, 11/15/13(a)	2,075	2,137,250

		35,288,962

334	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Communications – Media – 10.9%
Allbritton Communications Co. 7.75%, 12/15/12(a)	$1,351	$1,320,602
AMC Entertainment, Inc. 11.00%, 2/01/16(a)	2,000	2,080,000
Cablevision Systems Corp. Series B 8.00%, 4/15/12(a)	1,637	1,567,428
CCH I Holdings LLC 11.75%, 5/15/14(a)	6,257	5,568,730
CCH I LLC 11.00%, 10/01/15(a)	1,000	980,000
Clear Channel Communications, Inc. 5.50%, 9/15/14(a)	4,519	3,524,820
5.75%, 1/15/13(a)	1,641	1,353,825
CSC Holdings, Inc. 7.625%, 7/15/18(a)	1,535	1,408,363
7.875%, 2/15/18(a)	640	600,000
Series WI 6.75%, 4/15/12(a)	2,565	2,423,925
Dex Media East LLC 12.125%, 11/15/12(a)	641	684,268
Dex Media West LLC Series B 8.50%, 8/15/10(a)	444	449,550
DirecTV Holdings LLC 6.375%, 6/15/15(a)	3,311	3,095,785
EchoStar DBS Corp. 6.375%, 10/01/11(a)	1,080	1,061,100
6.625%, 10/01/14(a)	3,595	3,478,163
7.125%, 2/01/16(a)	850	830,875
Idearc, Inc. 8.00%, 11/15/16(a)	1,710	1,688,625
Insight Communications Co., Inc. 12.25%, 2/15/11(a)	1,612	1,658,345
Insight Midwest LP 9.75%, 10/01/09(a)	379	379,000
Insight Midwest LP/Insight Capital, Inc. 9.75%, 10/01/09(a)	173	173,000
Intelsat Bermuda Ltd. 11.25%, 6/15/16(a)	2,812	2,942,055
Intelsat Subsidiary Holding Co. Ltd. 8.625%, 1/15/15(a)	1,274	1,281,962
Lamar Media Corp. 6.625%, 8/15/15(a)	475	453,625

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	335

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Liberty Media Corp. 5.70%, 5/15/13(a)	$545	$503,857
7.875%, 7/15/09(a)	350	362,071
8.25%, 2/01/30(a)	530	514,100
LIN Television Corp. 6.50%, 5/15/13(a)	725	681,500
Quebecor Media, Inc. 7.75%, 3/15/16(a)	2,755	2,620,694
Rainbow National Services LLC 8.75%, 9/01/12(a)(b)	764	782,145
10.375%, 9/01/14(a)(b)	473	514,979
RH Donnelley Corp. Series A-1 6.875%, 1/15/13(a)	705	664,462
Series A-2 6.875%, 1/15/13(a)	748	704,990
Series A-3 8.875%, 1/15/16(a)	2,000	2,050,000
Sirius Satellite Radio, Inc. 9.625%, 8/01/13(a)	545	515,025
Univision Communications, Inc. 7.85%, 7/15/11(a)	1,190	1,157,275
WDAC Subsidiary Corp. 8.375%, 12/01/14(a)(b)	982	982,000
WMG Holdings Corp. 9.50%, 12/15/14(a)(d)	3,196	2,261,170
XM Satellite Radio, Inc. 9.75%, 5/01/14(a)	840	798,000

		54,116,314

Communications – Telecommunications – 6.7%
Alltel Corp. 7.875%, 7/01/32(a)	2,750	2,255,385
American Tower Corp. 7.125%, 10/15/12(a)	2,430	2,430,000
Citizens Communications Co. 6.25%, 1/15/13(a)	1,977	1,897,920
Cricket Communications, Inc. 9.375%, 11/01/14(a)	3,470	3,400,600
Digicel Ltd. 9.25%, 9/01/12(a)(b)	2,227	2,265,973
Dobson Cellular Systems, Inc. Series B 8.375%, 11/01/11(a)	620	655,650
Dobson Communications Corp. 8.875%, 10/01/13(a)	665	703,238

336	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Inmarsat Finance PLC 7.625%, 6/30/12(a)	$1,835	$1,890,050
10.375%, 11/15/12(d)	1,037	982,557
Level 3 Financing, Inc. 8.75%, 2/15/17(a)	835	784,900
9.25%, 11/01/14(a)	5,095	4,903,937
12.25%, 3/15/13(a)	1,073	1,169,570
Mobile Telesystems Finance SA 8.00%, 1/28/12(a)(b)	1,358	1,370,222
Series REGS 8.00%, 1/28/12(a)(b)	500	503,750
PanAmSat Corp. 9.00%, 8/15/14(a)	1,171	1,191,492
Qwest Capital Funding, Inc. 7.25%, 2/15/11(a)	4,029	3,968,565
Qwest Communications International, Inc. 7.50%, 2/15/14(a)	350	343,875
Time Warner Telecom Holdings, Inc. 9.25%, 2/15/14(a)	740	765,900
Windstream Corp. 8.125%, 8/01/13(a)	714	737,205
8.625%, 8/01/16(a)	810	846,450

		33,067,239

Consumer Cyclical – Automotive – 6.7%
Affinia Group, Inc. 9.00%, 11/30/14(a)	45	41,512
Ford Motor Co. 7.45%, 7/16/31(a)	5,020	3,765,000
Ford Motor Credit Co. 4.95%, 1/15/08(a)	1,298	1,278,908
7.00%, 10/01/13(a)	2,524	2,247,791
8.11%, 1/13/12(a)(c)	2,785	2,550,528
General Motors Acceptance Corp. 6.75%, 12/01/14(a)	2,700	2,291,401
6.875%, 9/15/11(a)	3,570	3,183,940
8.00%, 11/01/31(a)	1,870	1,679,941
General Motors Corp. 8.25%, 7/15/23(a)	4,155	3,313,613
8.375%, 7/15/33(a)	4,470	3,587,175
The Goodyear Tire & Rubber Co. 8.625%, 12/01/11(a)(b)	550	558,580
9.00%, 7/01/15(a)	1,307	1,352,745
Keystone Automotive Operations, Inc. 9.75%, 11/01/13(a)	1,436	1,148,800

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	337

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Lear Corp. Series B 5.75%, 8/01/14(a)	$1,635	$1,332,525
8.50%, 12/01/13(a)	370	349,650
8.75%, 12/01/16(a)	3,010	2,784,250
Tenneco, Inc. 8.625%, 11/15/14(a)	465	460,350
Visteon Corp. 7.00%, 3/10/14(a)	1,795	1,346,250

		33,272,959

Consumer Cyclical – Other – 6.2%
Boyd Gaming Corp. 7.75%, 12/15/12(a)	737	732,394
Broder Brothers Co. Series B 11.25%, 10/15/10(a)	642	552,120
Gaylord Entertainment Co. 8.00%, 11/15/13(a)	1,307	1,287,395
Greektown Holdings LLC 10.75%, 12/01/13(a)(b)	550	550,000
Harrah’s Operating Co., Inc 5.625%, 6/01/15(a)	3,460	2,655,550
6.50%, 6/01/16(a)	2,600	2,047,500
Host Hotels & Resorts LP 6.875%, 11/01/14(a)	385	384,037
Host Marriott LP Series Q 6.75%, 6/01/16(a)	2,935	2,854,287
KB HOME 6.375%, 8/15/11(a)	600	549,000
7.75%, 2/01/10(a)	410	387,450
Levi Strauss & Co. 8.875%, 4/01/16(a)	742	745,710
MGM Mirage 6.625%, 7/15/15(a)	3,952	3,719,820
7.625%, 1/15/17(a)	905	895,950
8.375%, 2/01/11(a)	2,179	2,228,027
Mohegan Tribal Gaming Auth 7.125%, 8/15/14(a)	1,245	1,216,988
NCL Corp. 10.625%, 7/15/14(a)	515	509,850
Penn National Gaming, Inc. 6.875%, 12/01/11(a)	1,496	1,496,000
Six Flags, Inc. 9.625%, 6/01/14(a)	1,250	1,018,750
Station Casinos, Inc. 6.625%, 3/15/18(a)	395	317,975

338	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Turning Stone Resort Casino Enterprise 9.125%, 12/15/10(a)(b)	$1,097	$1,107,970
Universal City Development Partners 11.75%, 4/01/10(a)	913	960,933
Universal City Florida Holding Co. 8.375%, 5/01/10(a)	630	625,275
William Lyon Homes, Inc. 10.75%, 4/01/13(a)	1,107	885,600
Wynn Las Vegas LLC/Corp. 6.625%, 12/01/14(a)	2,935	2,839,613

		30,568,194

Consumer Cyclical – Restaurants – 0.1%
Sbarro, Inc. 10.375%, 2/01/15(a)	415	364,681

Consumer Cyclical – Retailers – 2.0%
Autonation, Inc. 7.36%, 4/15/13(a)(c)	175	164,500
The Bon-Ton Dept Stores, Inc. 10.25%, 3/15/14(a)	1,630	1,483,300
Burlington Coat Factory Warehouse Corp. 11.125%, 4/15/14(a)	555	505,050
Couche-Tard, Inc. 7.50%, 12/15/13(a)	1,006	985,880
GSC Holdings Corp. 8.00%, 10/01/12(a)	2,070	2,132,100
Rite Aid Corp. 6.875%, 8/15/13(a)	2,400	1,968,000
9.25%, 6/01/13	870	804,750
9.375%, 12/15/15(a)(b)	100	91,000
9.50%, 6/15/17(a)(b)	1,919	1,741,492

		9,876,072

Consumer Non – Cyclical – 6.4%
Albertson’s, Inc. 7.45%, 8/01/29(a)	4,055	3,850,166
ARAMARK Corp. 8.50%, 2/01/15(a)	1,155	1,150,669
8.50%, 2/01/15(a)(b)	555	552,919
Community Health Systems, Inc. 8.875%, 7/15/15(a)(b)	2,266	2,263,167
DaVita, Inc. 7.25%, 3/15/15(a)	1,219	1,194,620
Dean Foods Co. 7.00%, 6/01/16(a)	921	847,320
Del Monte Corp. 6.75%, 2/15/15(a)	395	375,250

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	339

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Dole Food Company, Inc. 8.625%, 5/01/09(a)	$420	$409,500
8.875%, 3/15/11(a)	718	682,100
Elan Finance PLC/Elan Finance Corp. 7.75%, 11/15/11	2,825	2,754,375
Hanger Orthopedic Group, Inc. 10.25%, 6/01/14(a)	670	685,075
HCA, Inc. 6.375%, 1/15/15(a)	2,508	2,044,020
6.50%, 2/15/16(a)	1,520	1,238,800
6.75%, 7/15/13(a)	1,650	1,431,375
9.625%, 11/15/16(a)(b)(h)	2,665	2,754,944
Healthsouth Corp. 10.75%, 6/15/16(a)	580	597,400
IASIS Healthcare Corp. 8.75%, 6/15/14(a)	1,174	1,144,650
Select Medical Corp. 7.625%, 2/01/15(a)	1,145	993,287
Spectrum Brands, Inc. 7.375%, 2/01/15(a)	1,180	867,300
Stater Brothers Holdings 8.125%, 6/15/12(a)	594	592,515
Tenet Healthcare Corp. 7.375%, 2/01/13(a)	1,175	975,250
9.875%, 7/01/14	1,700	1,504,500
Universal Hospital Services, Inc. 8.759%, 6/01/15(a)(b)(c)	895	863,675
Ventas Realty LP/CAP CRP 6.75%, 4/01/17(a)	832	809,120
Viant Holdings, Inc. 10.12%, 7/15/17(a)(b)	567	527,310
Visant Corp. 7.625%, 10/01/12(a)	883	885,207

		31,994,514

Energy – 2.7%
Chesapeake Energy Corp. 6.625%, 1/15/16(a)	220	212,850
6.875%, 1/15/16(a)	270	263,925
7.50%, 9/15/13(a)	805	819,088
7.75%, 1/15/15(a)	1,895	1,921,056
CIE Gener De Geophysique 7.50%, 5/15/15(a)	915	919,575
7.75%, 5/15/17(a)	195	196,950
Complete Production Services, Inc. 8.00%, 12/15/16(a)	650	625,625
Grant Prideco, Inc. Series B 6.125%, 8/15/15(a)	856	817,480

340	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Hilcorp Energy I LP/Hilcorp Finance Co. 7.75%, 11/01/15(a)(b)		$ 760	$727,700
Opti Canada, Inc. 8.25%, 12/15/14(a)(b)		313	316,130
PetroHawk Energy Corp. Series WI 9.125%, 7/15/13(a)		776	808,980
Plains Exploration & Production Co. 7.75%, 6/15/15(a)		1,155	1,097,250
Pride International, Inc. 7.375%, 7/15/14(a)		634	640,340
Range Resources Corp. 7.50%, 5/15/16(a)		940	949,400
Tesoro Corp. 6.25%, 11/01/12(a)		1,180	1,159,350
6.50%, 6/01/17(a)(b)		2,160	2,100,600

			13,576,299

Other Industrial – 1.1%
Central European Distribution Corp. 8.00%, 7/25/12(b)	EUR	173	236,927
Central European Media Enterprises, Ltd. 8.25%, 5/15/12(a)(b)		398	538,922
Noble Group Ltd. 6.625%, 3/17/15(a)(b)		$ 2,000	1,869,802
RBS Global, Inc. and Rexnord Corp. 9.50%, 8/01/14(a)		1,295	1,295,000
11.75%, 8/01/16(a)		725	749,469
Sensus Metering Systems, Inc. 8.625%, 12/15/13(a)		655	625,525

			5,315,645

Services – 0.6%
Realogy Corp. 10.50%, 4/15/14(a)(b)		1,630	1,373,275
Service Corp. International 6.75%, 4/01/16(a)		1,000	942,500
West Corp. 9.50%, 10/15/14(a)		500	502,500

			2,818,275

Technology – 4.2%
Amkor Technology, Inc. 9.25%, 6/01/16(a)		3,305	3,205,850
Avago Technologies Finance 10.125%, 12/01/13(a)		755	788,975
CA, Inc. 4.75%, 12/01/09(a)(b)		965	959,942

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	341

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Flextronics International Ltd. 6.50%, 5/15/13(a)	$1,418	$1,350,645
Freescale Semiconductor, Inc. 8.875%, 12/15/14(a)	3,530	3,256,425
10.125%, 12/15/16(a)	910	791,700
Iron Mountain, Inc. 6.625%, 1/01/16(a)	1,360	1,224,000
Nortel Networks Corp. 6.875%, 9/01/23(a)	626	507,060
Nortel Networks Ltd. 10.125%, 7/15/13(a)(b)	1,025	1,048,063
NXP BV / NXP Funding LLC 8.11%, 10/15/13(a)(c)	1,000	906,250
9.50%, 10/15/15(a)	445	384,925
Seagate Technology HDD Holding 6.375%, 10/01/11(a)	2,143	2,121,570
Serena Software, Inc. Series WI 10.375%, 3/15/16(a)	875	870,625
Sungard Data Systems, Inc. 9.125%, 8/15/13(a)	3,122	3,223,465

		20,639,495

Transportation – Airlines – 0.7%
AMR Corp. 9.00%, 8/01/12(a)	1,675	1,695,938
Continental Airlines, Inc. 8.75%, 12/01/11(a)	1,330	1,243,550
Series RJO3 7.875%, 7/02/18(a)	608	597,403

		3,536,891

Transportation – Services – 0.8%
Avis Budget Car Rental 7.75%, 5/15/16(a)	1,660	1,610,200
Hertz Corp. 8.875%, 1/01/14(a)	1,145	1,185,075
10.50%, 1/01/16(a)	1,175	1,269,000

		4,064,275

		313,311,192

Utility – 11.2%
Electric – 8.7%
The AES Corp. 7.75%, 3/01/14(a)	2,430	2,405,700
8.75%, 5/15/13(a)(b)	225	234,000
9.00%, 5/15/15(a)(b)	1,080	1,125,900

342	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Allegheny Energy Supply 7.80%, 3/15/11(a)	$1,070	$1,104,775
8.25%, 4/15/12(a)(b)	1,830	1,889,475
Aquila, Inc. 14.875%, 7/01/12(a)	1,096	1,372,740
CMS Energy Corp. 8.50%, 4/15/11(a)	835	888,904
Dynegy Holdings, Inc. 7.75%, 6/01/19(a)(b)	2,740	2,534,500
8.375%, 5/01/16(a)	3,180	3,124,350
Dynegy-Roseton Danskammer Series A 7.27%, 11/08/10(a)	385	385,000
Series B 7.67%, 11/08/16(a)	1,222	1,211,307
Edison Mission Energy 7.00%, 5/15/17(a)(b)	3,840	3,628,800
7.50%, 6/15/13(a)	1,860	1,873,950
7.75%, 6/15/16(a)	695	700,213
Mirant Americas Generation LLC 8.50%, 10/01/21(a)	3,550	3,354,750
NRG Energy, Inc. 7.25%, 2/01/14(a)	420	415,800
7.375%, 2/01/16-1/15/17(a)	4,805	4,729,262
Reliant Energy, Inc. 6.75%, 12/15/14(a)	598	592,020
7.625%, 6/15/14(a)	1,495	1,465,100
7.875%, 6/15/17(a)	1,840	1,798,600
Sierra Pacific Power Co. Series M 6.00%, 5/15/16(a)	440	432,863
Sierra Pacific Resources 8.625%, 3/15/14	960	1,015,904
TECO Energy, Inc. 7.00%, 5/01/12(a)	1,222	1,253,130
TXU Corp. Series O 4.80%, 11/15/09(a)	125	122,650
Series P 5.55%, 11/15/14(a)	3,604	2,956,621
Series Q 6.50%, 11/15/24(a)	3,106	2,492,590

		43,108,904

Natural Gas – 2.5%
El Paso Corp. 7.375%, 12/15/12(a)	1,245	1,272,516

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	343

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Enterprise Products Operating LP 8.375%, 8/01/66(a)(i)	$3,450	$3,532,379
Regency Energy Partners 8.375%, 12/15/13(a)(b)	1,089	1,121,670
Williams Cos, Inc. 7.625%, 7/15/19(a)	3,744	3,978,000
7.875%, 9/01/21(a)	2,214	2,374,515

		12,279,080

		55,387,984

Non Corporate Sectors – 7.8%
Derivatives – Total Return Swaps – 4.3%
High Yield Total Return Trust 2007-1 5.30%, 7/01/08(a)(b)(c)	22,505	21,398,654

Structured Note – 3.5%
Racers SER 06-6-T 5.296%, 7/01/08(a)(b)(c)	18,550	17,333,306

		38,731,960

Credit Default Index Holdings – 4.5%
DJ CDX.NA.HY-100 – 4.5%
CDX North America High Yield Series 8-T1 7.625%, 6/29/12(a)(b)	19,000	17,860,000
Dow Jones CDX HY Series 5-T2 7.25%, 12/29/10(a)(b)	4,312	4,312,196

		22,172,196

Financial Institutions – 1.5%
Brokerage – 0.7%
E*Trade Financial Corp. 7.375%, 9/15/13(a)	870	774,300
7.875%, 12/01/15(a)	2,574	2,252,250
8.00%, 6/15/11(a)	810	773,550

		3,800,100

Insurance – 0.3%
Crum & Forster Holdings Corp. 7.75%, 5/01/17(a)	760	718,200
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)(b)	770	682,798

		1,400,998

REITS – 0.5%
American Real Estate 7.125%, 2/15/13(a)(b)	2,500	2,350,000

		7,551,098

Total Corporates – Non-Investment Grades (cost $455,160,651)		437,154,430

344	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADES – 6.4%
Industrial – 3.9%
Basic – 1.1%
International Steel Group, Inc. 6.50%, 4/15/14(a)	$2,081	$2,089,690
Weyerhaeuser Co. 7.375%, 3/15/32(a)	3,165	3,168,327

		5,258,017

Communications – Telecommunications – 1.0%
Qwest Corp. 6.875%, 9/15/33(a)	2,240	2,049,600
8.875%, 3/15/12(a)	355	384,287
Sprint Capital Corp. 6.875%, 11/15/28(a)	2,800	2,725,428

		5,159,315

Consumer Cyclical – Other – 0.2%
DR Horton, Inc. 4.875%, 1/15/10(a)	250	232,586
Starwood Hotels & Resorts Worldwide, Inc. 7.875%, 5/01/12(a)	539	576,534

		809,120

Consumer Non-Cyclical – 1.3%
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)(b)	1,080	1,035,806
Reynolds American, Inc. 7.25%, 6/01/12-6/01/13(a)	3,395	3,538,026
7.625%, 6/01/16(a)	1,800	1,885,117

		6,458,949

Energy – 0.2%
Kerr-McGee Corp. 6.875%, 9/15/11(a)	894	939,142

Technology – 0.1%
Xerox Corp. 6.40%, 3/15/16(a)	535	540,827

		19,165,370

Financial Institutions – 2.4%
Brokerage – 1.0%
The Bear Stearns Cos, Inc. 5.55%, 1/22/17(a)	2,700	2,485,836
Lehman Brothers Holdings, Inc. 5.75%, 1/03/17(a)	2,585	2,412,410

		4,898,246

Finance – 0.8%
Countrywide Financial Corp. 5.80%, 6/07/12(a)	181	170,093
6.25%, 5/15/16(a)	2,345	2,081,134

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	345

High-Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Countrywide Home Loans, Inc. 4.00%, 3/22/11(a)		$ 56	$50,121
SLM Corp. 4.50%, 7/26/10(a)		845	782,073
5.125%, 8/27/12(a)		1,100	982,250

			4,065,671

Insurance – 0.6%
American International Group, Inc. 6.25%, 5/01/36(a)		1,500	1,517,911
Coventry Health Care, Inc. 5.875%, 1/15/12(a)		683	685,411
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)(b)		950	933,149

			3,136,471

			12,100,388

Utility – 0.1%
Natural Gas – 0.1%
Tennessee Gas Pipeline Co. 7.00%, 10/15/28(a)		570	573,765

Total Corporates – Investment Grades (cost $31,739,400)			31,839,523

EMERGING MARKETS – NON-INVESTMENT GRADES – 0.5%
Industrial – 0.5%
Consumer Cyclical – Other – 0.2%
Royal Caribbean Cruises Ltd. 8.75%, 2/02/11(a)		846	898,260

Consumer Non-Cyclical – 0.3%
Foodcorp Ltd. 8.875%, 6/15/12(a)(b)	EUR	1,128	1,536,617

Total Emerging Markets – Non-Investment Grades (cost $2,447,034)			2,434,877

	Shares
NON-CONVERTIBLE – PREFERRED STOCKS – 0.2%
Financial Institutions – 0.2%
REITS – 0.2%
Sovereign REIT 12.00%(a)(b) (cost $904,800)		624	892,320

EQUITIES – 0.0%
Common Stock – 0.0%
Phase Metrics(a)(e)(j) (cost $904)		90,400	904

346	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

High Yield Portfolio—Portfolio of Investments

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.5%
Investment Companies – 1.5%
AllianceBernstein Fixed-Income Shares, Inc. – Prime STIF Portfolio(k) (cost $7,514,657)	7,514,657	$7,514,657

Total Investments – 96.8% (cost $497,767,446)		479,836,711
Other assets less liabilities – 3.2%		15,996,634

Net Assets – 100.0%		$495,833,345

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2007	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
Euro settling 10/30/07	1,496	$2,039,907	$2,042,452	$(2,545)

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $472,322,054.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2007, the aggregate market value of these securities amounted to $124,485,860 or 25.1% of net assets.

(c)	Floating Rate Security. Stated interest rate was in effect at August 31, 2007.

(d)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(e)	Illiquid security, valued at fair value. (See note A)

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.01% of net assets as of August 31, 2007, is considered illiquid and restricted (see Notes A & E).

Restricted Security	Acquisition Date	Acquisition Cost	Market Value	Percentage of Net Assets
Russell-Stanley Holdings, Inc. 9.00%, 11/30/08	8/5/05	$396,900	$56,691	0.01%

(g)	Security is in default and is non-income producing.

(h)	Pay-In-Kind Payments (PIK).

(i)	Variable rate coupon, rate shown as of August 31, 2007.

(j)	Non-income producing security.

(k)	Investment in affiliated money market mutual fund.

Currency	Abbreviations:

EUR	– Euro Dollar

See notes to financial statements.

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES •	347

High-Yield Portfolio—Portfolio of Investments

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid-Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund*

Global Value Fund

International Value Fund

Taxable Bond Funds

Global Government Income Trust

Corporate Bond Portfolio

Emerging Market Debt Fund

Global Strategic Income Trust

High Yield Fund

Intermediate Bond Portfolio

Short Duration Portfolio

U.S. Government Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

All-Market Advantage Fund

AllianceBernstein Global High Income Fund*

AllianceBernstein Income Fund*

AllianceBernstein National Municipal Income    Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

AllianceBernstein Family of Funds

348	• ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

ALLIANCEBERNSTEIN RETIREMENT STRATEGIES
1345 Avenue of the Americas

New York, NY 10105

800.221.5672

RS-00-55-0151-0807

ANNUAL REPORT

AllianceBernstein Blended Style Funds

U.S. Large Cap Portfolio

August 31, 2007

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

October 15, 2007

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Blended Style Funds U.S. Large Cap Portfolio (the “Fund”) for the annual reporting period ended August 31, 2007. The Fund invests in the AllianceBernstein Pooling Portfolios and the Pooling Portfolios’ investment adviser is AllianceBernstein L.P.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund will seek to achieve its investment objective by investing in two portfolios, AllianceBernstein U.S. Value Portfolio and AllianceBernstein U.S. Large Cap Growth Portfolio of The AllianceBernstein Pooling Portfolios, representing growth and value equity investment styles (the “Underlying Portfolios”). Under normal circumstances, the Fund will invest at least 80% of its net assets in Underlying Portfolios that invest in large capitalization companies. By investing in the Underlying Portfolios, the Adviser efficiently diversifies the Fund between growth and value styles. Normally, approximately 50% of the value of the Fund’s investments in the Underlying Portfolios will consist of growth stocks and 50% of value stocks, although this allocation will vary within a narrow range around this 50/50 target. Beyond this range, the Adviser will rebalance the investments in the Underlying Portfolios as necessary to maintain this targeted allocation.

Investment Results

The table on page 4 shows the Fund’s performance compared to its bench-

mark, the Standard & Poor’s (S&P) 500 Stock Index, for the six- and 12-month periods ended August 31, 2007.

The Fund’s Class A shares without sales charges underperformed the benchmark for both the six- and 12-month periods ended August 31, 2007. For the 12-month period, both the growth and value portions of the Fund’s portfolio contributed to the underperformance. For the six-month period, the growth portion of the Fund’s portfolio outperformed, while the value portion modestly lagged. Performance was not impacted by leverage in either period.

Unfavorable stock selection in the health care sector detracted from the Fund’s performance in the 12-month period. Additionally, an overweight to the underperforming financial services sector detracted from performance for both the six- and 12-month periods. The largest positive contributor to performance for both the six- and 12-month periods was strong stock selection in the industrial, materials and technology sectors.

Market Review and Investment Strategy

After an extended period of calm in the global capital markets, volatility returned with a vengeance in the third quarter of 2007. The catalyst was heightened concerns about rising defaults in subprime mortgages in the United States. Further worries about losses on loan-backed financial instruments soon spread throughout the credit and equity markets worldwide. A rising tide of risk aversion

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	1

manifested itself in sharp equity price movements across a wide range of asset classes. Within equities, financial services stocks suffered losses as a result of these concerns. Both the Fund’s Blend Investment Policy Team’s (the “Team’s”) growth and value managers see opportunity in financial firms that have declined in value during the recent market upheaval.

The growth managers seek opportunity to deliver strong returns from purchasing stocks with under-

appreciated growth potential after a long period when widespread strong earnings across many industry sectors made investors unwilling to pay a premium valuation for superior growth.

The value managers remain cautious, but anticipate that increased volatility and widening valuation spreads could lead to opportunities in distressed industries and companies whose share prices have fallen further than is justified by their long-term earnings forecasts.

2	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged S&P 500 Stock Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Neither growth investing nor value investing guarantees a profit or eliminates risk. Growth stocks can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectations, the price of these stocks can be severely negatively affected. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies, which would result in stock prices that rise as initially expected. The Fund concentrates its investments in a limited number of issues and an investment in the Fund is therefore subject to greater risk and volatility than investments in a more diversified portfolio. Because the Fund allocates its investments between “growth” and “value” stocks, an investment in the Fund is subject to the risk that this allocation will result in lower returns during periods when one style is outperforming another than if the Fund had invested entirely in the outperforming style. The costs associated with this systematic rebalancing may be significant over time. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options and futures. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2007	Returns
	6 Months	12 Months
AllianceBernstein Blended Style Funds U.S. Large Cap Portfolio
Class A	5.04%	12.70%

Class B	4.68%	11.86%

Class C	4.75%	11.95%

Advisor Class*	5.28%	13.06%

Class R*	4.94%	12.52%

Class K*	5.11%	12.84%

Class I*	5.24%	13.09%

S&P 500 Stock Index	5.69%	15.13%

*  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

GROWTH OF A $10,000 INVESTMENT IN THE FUND 7/15/02* TO 8/31/07

* Since inception of the Fund’s Class A shares on 7/15/02.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Blended Style Funds U.S. Large Cap Portfolio Class A shares (from 7/15/02* to 8/31/07) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2007
	NAV Returns	SEC Returns

Class A Shares
1 Year	12.70%	7.92%
5 Years	10.27%	9.32%
Since Inception*	9.87%	8.95%

Class B Shares
1 Year	11.86%	7.86%
5 Years	9.50%	9.50%
Since Inception*	9.10%	9.10%

Class C Shares
1 Year	11.95%	10.95%
5 Years	9.45%	9.45%
Since Inception*	9.12%	9.12%

Advisor Class Shares†
1 Year	13.06%	13.06%
5 Years	10.66%	10.66%
Since Inception*	10.23%	10.23%

Class R Shares†
1 Year	12.52%	12.52%
Since Inception*	7.83%	7.83%

Class K Shares†
1 Year	12.84%	12.84%
Since Inception*	10.02%	10.02%

Class I Shares†
1 Year	13.09%	13.09%
Since Inception*	10.34%	10.34%

The Fund’s current prospectus fee table shows the Fund’s total annual expense ratios as 1.38%, 2.11%, 2.09%, 1.08%, 1.67%, 1.40% and 1.02% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively.

*	Inception Dates: 7/15/02 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
SEC Returns
Class A Shares
1 Year	9.88%
5 Years	12.61%
Since Inception*	9.66%

Class B Shares
1 Year	9.90%
5 Years	12.80%
Since Inception*	9.80%

Class C Shares
1 Year	12.98%
5 Years	12.77%
Since Inception*	9.81%

Advisor Class Shares†
1 Year	15.13%
5 Years	13.99%
Since Inception*	10.93%

Class R Shares†
1 Year	14.48%
Since Inception*	8.86%

Class K Shares†
1 Year	14.85%
Since Inception*	11.43%

Class I Shares†
1 Year	15.18%
Since Inception*	11.77%

*	Inception Dates: 7/15/02 for Class A, Class B, Class C and Advisor Class shares; 2/17/04 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Fund will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Fund invests. These expenses are not included in the table below.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Fund will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Fund invests. These expenses are not included in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2007		Ending Account Value August 31, 2007		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,050.37	$1,018.50	$6.87	$6.77
Class B	$1,000	$1,000	$1,046.78	$1,014.82	$10.63	$10.46
Class C	$1,000	$1,000	$1,047.54	$1,014.92	$10.53	$10.36
Advisor Class	$1,000	$1,000	$1,052.83	$1,020.01	$5.33	$5.24
Class R	$1,000	$1,000	$1,049.36	$1,017.49	$7.90	$7.78
Class K	$1,000	$1,000	$1,051.11	$1,017.09	$8.32	$8.19
Class I	$1,000	$1,000	$1,052.43	$1,020.32	$5.02	$4.94
*	Expenses are equal to the classes’ annualized expense ratios of 1.33%, 2.06%, 2.04%, 1.03%, 1.53%, 1.61% and 0.97%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses of the underlying portfolios in which the Fund invest are not included herein.

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	7

Fund Expenses

PORTFOLIO SUMMARY

August 31, 2007

PORTFOLIO STATISTICS

Net Assets ($mil): $181.6

*	All data are as of August 31, 2007. The Fund’s holdings breakdown is expressed as a percentage of total investments and may vary over time. The Fund invests in the AllianceBernstein Underlying Portfolios. For more details regarding the Fund’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 36-45.

8	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Portfolio Summary

STATEMENT OF NET ASSETS

August 31, 2007

Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein U.S. Large Cap Growth Portfolio (shares of 7,302,772)	$91,065,573
AllianceBernstein U.S. Value Portfolio (shares of 7,300,618)	90,819,691

Total investments (cost $140,139,683)	181,885,264
Receivable for investment sold	5,977,609
Receivable for capital stock sold	535,007

Total assets	188,397,880

Liabilities
Payable for capital stock redeemed	6,433,477
Advisory fee payable	102,151
Distribution fee payable	75,294
Administrative fee payable	38,338
Transfer Agent fee payable	10,673
Accrued expenses	99,341

Total liabilities	6,759,274

Net Assets	$181,638,606

Composition of Net Assets
Capital stock, at par	$12,965
Additional paid-in capital	130,482,481
Undistributed net investment income	282,525
Accumulated net realized gain on investment transactions	9,115,054
Net unrealized appreciation of investments	41,745,581

$181,638,606

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$50,061,890	3,530,470	$14.18	*

B	$42,458,706	3,110,600	$13.65

C	$31,100,730	2,277,463	$13.66

Advisor	$53,956,023	3,761,232	$14.35

R	$62,917	4,485	$14.03

K	$1,302,469	91,808	$14.19

I	$2,695,871	189,171	$14.25

*	The maximum offering price per share for Class A shares was $14.81 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	9

Statement of Net Assets

STATEMENT OF OPERATIONS

Year Ended August 31, 2007

Investment Income
Income distributions from Underlying Portfolios		$3,113,803

Expenses
Advisory fee (see Note B)	1,146,176
Distribution fee—Class A	158,405
Distribution fee—Class B	487,709
Distribution fee—Class C	330,267
Distribution fee—Class R	244
Distribution fee—Class K	193
Transfer agency—Class A	69,834
Transfer agency—Class B	78,557
Transfer agency—Class C	47,082
Transfer agency—Advisor Class	51,577
Transfer agency—Class R	56
Transfer agency—Class K	131
Transfer agency—Class I	268
Registration fees	96,846
Administrative	92,000
Printing	80,579
Custodian	67,573
Audit	42,495
Directors’ fees	38,922
Legal	36,278
Miscellaneous	12,260

Total expenses	2,837,452
Less: expenses waived and reimbursed by the Adviser (see Note B)	(53,679)
Less: expense offset arrangement (see Note B)	(8,607)

Net expenses		2,775,166

Net investment income		338,637

Realized and Unrealized Gain on Investment Transactions
Net realized gain on sale of Underlying Portfolio shares		8,900,436
Net realized gain distributions from Underlying Portfolios		2,145,882
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios		7,620,560

Net gain on investment transactions		18,666,878

Net Increase in Net Assets from Operations		$19,005,515

See notes to financial statements.

10	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2007	Year Ended August 31, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$338,637	$(855,569)
Net realized gain on sale of Underlying Portfolio shares	8,900,436	7,161,672
Net realized gain distributions from Underlying Portfolios	2,145,882	830,461
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	7,620,560	4,418,707

Net increase in net assets from operations	19,005,515	11,555,271
Dividends and Distributions to Shareholders from
Net investment income
Class A	(7,771)	– 0	–
Advisor Class	(43,252)	– 0	–
Class R	(82)	– 0	–
Class K	(7)	– 0	–
Class I	(1,199)	– 0	–
Net realized gain on investment transactions
Class A	(2,948,818)	(2,232,611)
Class B	(2,881,341)	(2,669,669)
Class C	(1,924,664)	(1,492,820)
Advisor Class	(758,348)	(514,822)
Class R	(2,494)	(461)
Class K	(647)	(446)
Class I	(16,315)	(446)
Capital Stock Transactions
Net increase (decrease)	22,472,974	(22,870,409)

Total increase (decrease)	32,893,551	(18,226,413)
Net Assets
Beginning of period	148,745,055	166,971,468

End of period (including undistributed net investment Income/accumulated net investment loss of $282,525 and ($3,801), respectively)	$181,638,606	$148,745,055

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	11

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

August 31, 2007

NOTE A

Significant Accounting Policies

AllianceBernstein Blended Style Series, Inc. (the “Company”) was organized as a Maryland corporation on April 24, 2002 and is registered under the Investment Company Act of 1940, as a diversified open-end management investment company. The Company operates as a series company currently comprised of the U.S. Large Cap Portfolio (the “Fund”), the Global Blend Portfolio and the twelve portfolios of the AllianceBernstein Retirement Strategies (the “Funds”). Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the U.S. Large Cap Portfolio. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Fund invests primarily in a combination of portfolios of the AllianceBernstein Pooling Portfolios (the “Underlying Portfolios”) representing a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (the “Adviser”). On May 20, 2005 the Fund acquired shares on the Underlying Portfolios through a tax-free exchange of Fund investment securities at cost for shares of beneficial interest of the Underlying Portfolios. The transfer had no impact on the Fund’s net assets. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Investments in the Underlying Portfolios are valued at their net asset value each business day.

12	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Notes to Financial Statements

2. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in shares of the Underlying Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

4. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged to each Fund in proportion to net assets. Expenses included in the accompanying statement of operations do not include any expenses of the Underlying Portfolios. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, .55% of the next $2.5 billion and .50% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total operating expenses on an annual basis to 1.65% of average daily net assets for Class A shares, 2.35% of average daily net assets for Class B and Class C shares, 1.35% of average daily net assets for Advisor Class shares, 1.85% of average daily net assets for Class R shares, 1.60% of average daily net assets for Class K shares and 1.35% of average daily net assets for Class I shares. For the year ended August 31, 2007, such reimbursement amounted to $17.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	13

Notes to Financial Statements

Pursuant to the Advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the year ended August 31, 2007 such fees amounted to $92,000. The Adviser agreed to waive a portion of its fees for such services. Such waiver amounted to $53,662 for the year ended August 31, 2007.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $115,569 for the year ended August 31, 2007.

For the year ended August 31, 2007, the Fund’s expenses were reduced by $8,607 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $4,651 from the sale of Class A shares and received $1,122, $56,020 and $3,521 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended August 31, 2007.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $974,572, $968,033, $2,737 and $910, for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

14	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investments in the Underlying Portfolios, aggregated $48,537,098 and $32,566,056, respectively, for the year ended August 31, 2007.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$140,140,420

Gross unrealized appreciation	$41,744,844
Gross unrealized depreciation	–0–

Net unrealized appreciation	$41,744,844

NOTE E

Capital Stock

Class A, Class B, Class C, Advisor Class and Class R shares each consist of 6,000,000,000 authorized shares and Class K and Class I shares each consist of 3,000,000,000 authorized shares. Transactions in capital stock for each class were as follows:

	Shares		Amount
	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006

Class A
Shares sold	419,412	692,441	$5,859,227	$9,257,642

Shares issued in reinvestment of dividends and distributions	197,416	155,495	2,698,672	2,074,313

Shares converted from Class B	169,013	104,854	2,365,282	1,396,032

Shares redeemed	(1,101,136)	(1,417,055)	(15,348,805)	(18,827,144)

Net decrease	(315,295)	(464,265)	$(4,425,624)	$(6,099,157)

Class B
Shares sold	163,715	275,493	$2,207,918	$3,585,004

Shares issued in reinvestment of distributions	173,154	161,668	2,290,830	2,106,538

Shares converted to Class A	(175,077)	(107,026)	(2,365,282)	(1,396,032)

Shares redeemed	(1,069,162)	(1,447,073)	(14,477,646)	(18,764,363)

Net decrease	(907,370)	(1,116,938)	$(12,344,180)	$(14,468,853)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	15

Notes to Financial Statements

	Shares		Amount
	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006

Class C
Shares sold	230,664	276,270	$3,099,252	$3,595,924

Shares issued in reinvestment of distributions	93,499	73,827	1,236,991	961,964

Shares redeemed	(591,164)	(720,583)	(8,003,233)	(9,295,784)

Net decrease	(267,001)	(370,486)	$(3,666,990)	$(4,737,896)

Advisor Class
Shares sold	3,798,025	518,884	$52,834,451	$6,912,463

Shares issued in reinvestment of dividends and distributions	49,716	30,272	686,077	407,462

Shares redeemed	(1,008,440)	(376,920)	(14,382,894)	(5,147,911)

Net increase	2,839,301	172,236	$39,137,634	$2,172,014

Class R
Shares sold	3,384	182	$46,476	$2,356

Shares issued in reinvestment of dividends and distributions	141	1	1,909	16

Shares redeemed	(58)	–0–	(829)	–0–

Net increase	3,467	183	$47,556	$2,372

Class K
Shares sold	90,987	–0–	$1,256,239	$–0–

Shares issued in reinvestment of dividends and distributions	–0– (a)	1	3	2

Net increase	90,987	1	$1,256,242	$2

Class I
Shares sold	167,215	20,669	$2,450,826	$272,000

Shares issued in reinvestment of dividends and distributions	1,278	1	17,510	2

Shares redeemed	–0–	(812)	–0–	(10,893)

Net increase	168,493	19,858	$2,468,336	$261,109

(a)	Share amount is less than one full share.

16	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk — An Underlying Portfolio’s investments in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended August 31, 2007.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended August 31, 2007 and August 31, 2006 were as follows:

	Year Ended August 31, 2007	Year Ended August 31, 2006
Distributions paid from:
Ordinary income	$818,294	$508,156
Net long-term capital gains	7,766,644	6,403,119

Total taxable distributions	8,584,938	6,911,275

Total distributions paid	$8,584,938	$6,911,275

As of August 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$282,525
Undistributed long-term capital gains	9,115,792
Unrealized appreciation/(depreciation)(a)	41,744,843

Total accumulated earnings/(deficit)	$51,143,160

(a)	The difference between book-basis and tax-basic unrealized appreciation/(depreciation) is attributable primarily to the tax losses on wash sales.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	17

Notes to Financial Statements

NOTE I

Legal Proceeding

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the “Mutual Fund MDL”). On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 14, 2004 (“SEC Order) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million) which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

18	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Notes to Financial Statements

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. (“WVAG Complaint”) was filed against the Adviser, Alliance Holding, and various unaffiliated defendants. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL. On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 25, 2006, the Adviser and Alliance Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants’ petition for appeal. On September 22, 2006, the Adviser and Alliance Holding filed an answer and motion to dismiss the Summary Order with the West Virginia Securities Commissioner.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	19

Notes to Financial Statements

December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

20	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended August 31,				October 1, 2004 to August 31, 2005(a)		July 1, 2004 to September 30, 2004(b)		Year Ended June 30, 2004		July 15, 2002(c) to June 30, 2003
	2007		2006

Net asset value, beginning of period	$ 13.31		$ 12.89		$ 11.87		$ 12.14		$ 10.68		$ 10.00

Income From Investment Operations
Net investment income (loss)(d)(e)	.07		(.02)		.01		– 0	–(f)	.01	(g)	.02
Net realized and unrealized gain (loss) on investment transactions	1.59		.98		1.44		(.27)		1.47		.68

Net increase (decrease) in net asset value from operations	1.66		.96		1.45		(.27)		1.48		.70

Less: Dividends and Distributions
Dividends from net investment income	.00	(f)	– 0	–	– 0	–	– 0	–	– 0	–	(.02)
Distributions from net realized gain on investment transactions	(.79)		(.54)		(.43)		– 0	–	(.02)		– 0	–

Total dividends and distributions	(.79)		(.54)		(.43)		– 0	–	(.02)		(.02)

Net asset value, end of period	$ 14.18		$ 13.31		$ 12.89		$ 11.87		$ 12.14		$ 10.68

Total Return
Total investment return based on net asset value(h)	12.70%		7.47%		12.35%		(2.22)%		13.88%		6.96%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$50,062		$51,188		$55,567		$52,492		$54,956		$37,789
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.31	%(i)	1.36	%(i)(j)	1.47	%(i)(k)	1.47	%(k)	1.53%		1.65	%(k)
Expenses, before waivers/reimbursements	1.34	%(i)	1.41	%(i)(j)	1.52	%(i)(k)	1.74	%(k)	1.76%		2.62	%(k)
Net investment income (loss)(e)	.52%		(.13	)%(j)	.06	%(k)	.01	%(k)	.09	%(g)	.20	%(k)
Portfolio turnover rate	19%		6%		44%		11%		39%		25%

See footnote summary on page 27.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	21

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended August 31,				October 1, 2004 to August 31, 2005(a)		July 1, 2004 to September 30, 2004(b)		Year Ended June 30, 2004		July 15, 2002(c) to June 30, 2003
	2007		2006

Net asset value, beginning of period	$ 12.93		$ 12.63		$ 11.71		$ 11.99		$ 10.62		$ 10.00

Income From Investment Operations
Net investment loss(d)(e)	(.02)		(.11)		(.07)		(.02)		(.07	)(g)	(.04)
Net realized and unrealized gain (loss) on investment transactions	1.53		.95		1.42		(.26)		1.46		.67

Net increase (decrease) in net asset value from operations	1.51		.84		1.35		(.28)		1.39		.63

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.01)
Distributions from net realized gain on investment transactions	(.79)		(.54)		(.43)		– 0	–	(.02)		– 0	–

Total dividends and distributions	(.79)		(.54)		(.43)		– 0	–	(.02)		(.01)

Net asset value, end of period	$ 13.65		$ 12.93		$ 12.63		$ 11.71		$ 11.99		$ 10.62

Total Return
Total investment return based on net asset value(h)	11.86%		6.65%		11.64%		(2.34)%		13.11%		6.25%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$42,459		$51,945		$64,829		$64,399		$67,551		$47,963
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.04	%(i)	2.09	%(i)(j)	2.19	%(i)(k)	2.19	%(k)	2.25%		2.35	%(k)
Expenses, before waivers/reimbursements	2.07	%(i)	2.14	%(i)(j)	2.24	%(i)(k)	2.46	%(k)	2.48%		3.28	%(k)
Net investment loss(e)	(.18)%		(.84	)%(j)	(.66	)%(k)	(.71	)%(k)	(.63	)%(g)	(.50	)%(k)
Portfolio turnover rate	19%		6%		44%		11%		39%		25%

See footnote summary on page 27.

22	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended August 31,				October 1, 2004 to August 31, 2005(a)		July 1, 2004 to September 30, 2004(b)		Year Ended June 30, 2004		July 15, 2002(c) to June 30, 2003
	2007		2006

Net asset value, beginning of period	$ 12.93		$ 12.63		$ 11.71		$ 11.99		$ 10.62		$ 10.00

Income From Investment Operations
Net investment loss(d)(e)	(.03)		(.11)		(.07)		(.02)		(.07	)(g)	(.04)
Net realized and unrealized gain (loss) on investment transactions	1.55		.95		1.42		(.26)		1.46		.67

Net increase (decrease) in net asset value from operations	1.52		.84		1.35		(.28)		1.39		.63

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.01)
Distributions from net realized gain on investment transactions	(.79)		(.54)		(.43)		– 0	–	(.02)		– 0	–

Total dividends and distributions	(.79)		(.54)		(.43)		– 0	–	(.02)		(.01)

Net asset value, end of period	$ 13.66		$ 12.93		$ 12.63		$ 11.71		$ 11.99		$ 10.62

Total Return
Total investment return based on net asset value(h)	11.95%		6.65%		11.64%		(2.34)%		13.11%		6.25%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31,101		$32,904		$36,807		$39,267		$42,854		$28,806
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.02	%(i)	2.07	%(i)(j)	2.17	%(i)(k)	2.18	%(k)	2.24%		2.35	%(k)
Expenses, before waivers/reimbursements	2.05	%(i)	2.12	%(i)(j)	2.22	%(i)(k)	2.45	%(k)	2.47%		3.26	%(k)
Net investment loss(e)	(.19)%		(.83	)%(j)	(.63	)%(k)	(.71	)%(k)	(.62	)%(g)	(.47	)%(k)
Portfolio turnover rate	19%		6%		44%		11%		39%		25%

See footnote summary on page 27.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	23

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended August 31,				October 1, 2004 to August 31, 2005(a)		July 1, 2004 to September 30, 2004(b)		Year Ended June 30, 2004		July 15, 2002(c) to June 30, 2003
	2007		2006

Net asset value, beginning of period	$ 13.46		$ 12.99		$ 11.92		$ 12.18		$ 10.71		$ 10.00

Income From Investment Operations
Net investment income(d)(e)	.07		.03		.04		.01		.04	(g)	.04
Net realized and unrealized gain (loss) on investment transactions	1.66		.98		1.46		(.27)		1.48		.69

Net increase (decrease) in net asset value from operations	1.73		1.01		1.50		(.26)		1.52		.73

Less: Dividends and Distributions
Dividends from net investment income	(.05)		– 0	–	– 0	–	– 0	–	(.03)		(.02)
Distributions from net realized gain on investment transactions	(.79)		(.54)		(.43)		– 0	–	(.02)		– 0	–

Total dividends and distributions	(.83)		(.54)		(.43)		– 0	–	(.05)		(.02)

Net asset value, end of period	$ 14.35		$ 13.46		$ 12.99		$ 11.92		$ 12.18		$ 10.71

Total Return
Total investment return based on net asset value(h)	13.06%		7.81%		12.73%		(2.13)%		14.20%		7.32%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$53,956		$12,407		$9,737		$9,251		$9,261		$7,263
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.02	%(i)	1.05	%(i)(j)	1.17	%(i)(k)	1.17	%(k)	1.23%		1.35	%(k)
Expenses, before waivers/reimbursements	1.05	%(i)	1.11	%(i)(j)	1.22	%(i)(k)	1.44	%(k)	1.46%		4.78	%(k)
Net investment income(e)	.51%		.20	%(j)	.36	%(k)	.31	%(k)	.39	%(g)	.48	%(k)
Portfolio turnover rate	19%		6%		44%		11%		39%		25%

See footnote summary on page 27.

24	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended August 31,				October 1, 2004 to August 31, 2005(a)		July 1, 2004 to September 30, 2004(b)		February 17, 2004(l) to June 30, 2004
	2007		2006

Net asset value, beginning of period	$ 13.22		$ 12.85		$ 11.86		$ 12.13		$ 12.27

Income From Investment Operations
Net investment income (loss)(d)(e)	.02		(.05)		(.02)		(.01)		(.01	)(g)
Net realized and unrealized gain (loss) on investment transactions	1.61		.96		1.44		(.26)		(.13)

Net increase (decrease) in net asset value from operations	1.63		.91		1.42		(.27)		(.14)

Less: Dividends and Distributions
Dividends from net investment income	(.03)		– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.79)		(.54)		(.43)		– 0	–	– 0	–

Total dividends and distributions	(.82)		– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 14.03		$ 13.22		$ 12.85		$ 11.86		$ 12.13

Total Return
Total investment return based on net asset value(h)	12.52%		7.09%		12.10%		(2.23)%		(1.14)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$63		$13		$11		$10		$10
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.50	%(i)	1.64	%(i)(j)	1.72	%(i)(k)	1.66	%(k)	1.78	%(k)
Expenses, before waivers/ reimbursements	1.53	%(i)	1.69	%(i)(j)	1.77	%(i)(k)	1.93	%(k)	2.15	%(k)
Net investment Income (loss)(e)	.17%		(.41	)%(j)	(.20	)%(k)	(.18	)%(k)	(.12	)%(g)(k)
Portfolio turnover rate	19%		6%		44%		11%		39%

See footnote summary on page 27.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	25

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended August 31,			March 1, 2005(l) to August 31, 2005
	2007	2006

Net asset value, beginning of period	$ 13.31	$ 12.90		$ 12.31

Income From Investment Operations
Net investment loss(d)(e)	(.10)	(.02)		(.03)
Net realized and unrealized gain on investment transactions	1.78	.97		.62

Net increase in net asset value from operations	1.68	.95		.59

Less: Dividends and Distributions
Dividends from net investment income	(.01)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.79)	(.54)		– 0	–

Total dividends and distributions	(.80)	(.54)		– 0	–

Net asset value, end of period	$ 14.19	$ 13.31		$ 12.90

Total Return
Total investment return based on net asset value(h)	12.84%	7.38%		4.79%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,302	$11		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(i)	1.58%	1.37	%(j)	1.51	%(k)
Expenses, before waivers/reimbursements(i)	1.63%	1.42	%(j)	1.56	%(k)
Net investment loss(e)	(1.20)%	(.13	)%(j)	(.50	)%(k)
Portfolio turnover rate	19%	6%		44%

See footnote summary on page 27.

26	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended August 31,			March 1, 2005(l) to August 31,
	2007	2006		2005

Net asset value, beginning of period	$ 13.38	$ 12.92		$ 12.31

Income From Investment Operations
Net investment income (loss)(d)(e)	.08	(.02)		(.01)
Net realized and unrealized gain on investment transactions	1.64	1.02		.62

Net increase in net asset value from operations	1.72	1.00		.61

Less: Dividends and Distributions
Dividends from net investment income	(.06)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(.79)	(.54)		– 0	–

Total dividends and distributions	(.85)	(.54)		– 0	–

Net asset value, end of period	$ 14.25	$ 13.38		$ 12.92

Total Return
Total investment return based on net asset value(h)	13.09%	7.77%		4.96%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,696	$277		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(i)	.96%	.97	%(j)	1.19	%(k)
Expenses, before waivers/reimbursements(i)	.99%	1.02	%(j)	1.24	%(k)
Net investment income (loss)(e)	.62%	(.19	)%(j)	(.17	)%(k)
Portfolio Turnover Rate	19%	6%		44%

(a)	The Fund changed its fiscal year end from September 30 to August 31.

(b)	The Fund changed its fiscal year end from June 30 to September 30.

(c)	Commencement of operations.

(d)	Based on average shares outstanding.

(e)	Net of fees and expenses waived/reimbursed by the Adviser.

(f)	Amount is less than $.005.

(g)	Net of fees and expenses waived by the Transfer Agent.

(h)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(i)	Expense ratios do not include expenses of the Underlying Portfolios in which the Fund invest. The estimated blended expense ratio of the Underlying Portfolios was .02% and .04%, for the years ended August 31, 2007 and August 31, 2006, respectively.

(j)	The ratio includes expenses attributable to costs of proxy solicitation.

(k)	Annualized.

(l)	Commencement of distributions.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	27

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders AllianceBernstein Blended Style Series, Inc. — US Large Cap Portfolio

We have audited the accompanying statement of net assets of AllianceBernstein Blended Style Series, Inc. — US Large Cap Portfolio as of August 31, 2007, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the presented periods ended prior to September 1, 2005 were audited by other independent registered public accountants whose report thereon, dated October 21, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Blended Style Series, Inc. — US Large Cap Portfolio as of August 31, 2007, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 22, 2007

28	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Report of Independent Registered Public Accounting Firm

TAX INFORMATION (unaudited)

For the fiscal year ended August 31, 2007, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by JGTRR Act of 2003. The Fund designates $1,133,107 of ordinary income distributed as qualified dividend income. The Fund also designates $1,133,107 of ordinary income distributed as qualifying for the corporate dividends received deduction. The Fund designates $7,766,644 as long-term capital gain dividend. In addition, for foreign shareholders only, the Fund designates $765,983 of ordinary income distributed as qualified short term capital gain.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	29

Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Seth J. Masters, Senior Vice President

Thomas J. Fontaine, Vice President

Mark A Hamilton, Vice President

Joshua B. Lisser, Vice President

Christopher H. Nikolich, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Vincent S. Noto, Controller

Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Independent Registered Public Accounting Firm
KPMG LLP 345 Park Avenue New York, NY 10154
Principal Underwriter
AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004	Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee.

(2)	The day-to-day management of and investment decisions for the Fund’s portfolio are made by the Blend Investment Policy Team, comprised of senior Blend portfolio managers. While all members of the team work jointly to determine the majority of the investment strategy, Messrs. Seth Masters, Thomas Fontaine, Mark Hamilton, Joshua Lisser and Christopher Nikolich, members of the Blend Investment Policy Team, are primarily responsible for the day-to- day management of the Fund’s portfolio.

30	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AND AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTOR
Marc O. Mayer,*** 1345 Avenue of the Americas New York, NY 10105 50 (2003)	Executive Vice President of AllianceBernstein L.P. (“AllianceBernstein”) since 2001 and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto he was head of AllianceBernstein Institutional Investments, a unit of AllianceBernstein from 2001-2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co., LLC) (“SCB & Co.”) and its predecessor since prior to 2002.	108	SCB Partners, Inc. and SCB Inc.

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ## 75 (2002) Chairman of the Board	Investment Adviser and Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2002. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	110	None

David H. Dievler, # 78 (2002)	Independent Consultant. Until December 1994, he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”) (formerly Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of the American Institute of Certified Public Accountants since 1953.	109	None

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	31

Management of the Fund

NAME, ADDRESS,* AND AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
John H. Dobkin, # 65 (2002)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design and during 1988-1992, Director and Chairman of the Audit Committee of AB Corp.	108	None

Michael J. Downey, # 63 (2005)	Consultant since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	108	Asia Pacific Fund, Inc. and The Merger Fund

D. James Guzy, # 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2002. He is also President of the Arbor Company (private family investments).	108	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi- conductors)

Nancy P. Jacklin, # 59 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	108	None

32	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Management of the Fund

NAME, ADDRESS,* AND AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 66 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc., (semi-conductor manufacturing services), 2005-2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and renamed from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting) 1993-2003.	108	Xilinx, Inc. (semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor substrates)

Earl D. Weiner, # 68 (2007)	Of Counsel, and Partner from 1976-2006, of the law firm Sullivan & Cromwell LLP, specializing in investment management, corporate and securities law; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook.	108	None

*	The address for each of the Fund’s disinterested Directors is AllianceBernstein L.P., c/o Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	Mr. Mayer is an “interested person”, as defined in the Investment Company Act of 1940, (the “1940 Act”) due to his position as Executive Vice President of AllianceBernstein.

#	Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	33

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marc O. Mayer 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers L.P. since prior to 2002 until March 2003.

Seth J. Masters 48	Senior Vice President	Executive Vice President of AllianceBernstein,** with which he has been associated since prior to 2002.

Thomas J. Fontaine 42	Vice President	Senior Vice President of AllianceBernstein,** with which he has been associated since prior to 2002.

Mark A. Hamilton 42	Vice President	Senior Vice President of AllianceBernstein,** with which he has been associated since prior to 2002.

Joshua B. Lisser 40	Vice President	Senior Vice President of AllianceBernstein,** with which he has been associated since prior to 2002.

Christopher H. Nikolich 38	Vice President	Senior Vice President of AllianceBernstein,** with which he has been associated since prior to 2002.

Emilie D. Wrapp 51	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2002.

34	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Joseph J. Matineo 48	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2002.

Vincent S. Noto 42	Controller	Vice President of ABIS,** with which he has been associated since prior to 2002.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	AllianceBernstein, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	35

Management of the Fund

PORTFOLIO SUMMARY

August 31, 2007

The information on pages 36 to 45 represents the holdings of the Underlying Portfolios in which the Fund may invest, including specific breakdowns within Underlying Portfolios. This holdings information has been derived from each fund’s August 31, 2007 financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with each fund’s financial statements, is included in each fund’s annual report, which is available upon request.

U.S. VALUE PORTFOLIO

U.S. LARGE CAP GROWTH PORTFOLIO

*	All data are as of August 31, 2007. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

36	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Portfolio Summary

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2007

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.1%
Information Technology – 27.8%
Communications Equipment – 5.9%
Cisco Systems, Inc.(a)	3,441,900	$109,865,448
Qualcomm, Inc.	797,700	31,820,253
Research In Motion Ltd.(a)	134,150	11,457,752

		153,143,453

Computers & Peripherals – 9.5%
Apple, Inc.(a)	1,185,150	164,119,572
Hewlett-Packard Co.	1,695,200	83,658,120

		247,777,692

Internet Software & Services – 6.3%
Akamai Technologies, Inc.(a)	152,900	4,926,438
Google, Inc. – Class A(a)	307,525	158,452,256

		163,378,694

Semiconductors & Semiconductor Equipment – 4.8%
Broadcom Corp. – Class A(a)	1,478,400	51,004,800
Intel Corp.	1,924,700	49,561,025
Nvidia Corp.(a)	479,700	24,541,452

		125,107,277

Software – 1.3%
Adobe Systems, Inc.(a)	830,100	35,486,775

		724,893,891

Health Care – 16.8%
Biotechnology – 6.0%
Celgene Corp.(a)	648,000	41,608,080
Genentech, Inc.(a)	707,200	52,905,632
Gilead Sciences, Inc.(a)	1,742,100	63,360,177

		157,873,889

Health Care Equipment & Supplies – 2.1%
Alcon, Inc.	397,850	53,813,191

Health Care Providers & Services – 4.9%
Medco Health Solutions, Inc.(a)	326,500	27,899,425
WellPoint, Inc.(a)	1,254,000	101,059,860

		128,959,285

Pharmaceuticals – 3.8%
Abbott Laboratories	1,159,800	60,205,218
Merck & Co., Inc.	441,700	22,160,089
Teva Pharmaceutical Industries, Ltd. (ADR)	322,600	13,871,800
Wyeth	53,900	2,495,570

		98,732,677

		439,379,042

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	37

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Financials – 16.5%
Capital Markets – 10.3%
The Blackstone Group LP(a)	1,326,600	$30,684,258
Franklin Resources, Inc.	633,950	83,535,591
The Goldman Sachs Group, Inc.	191,690	33,739,357
Legg Mason, Inc.	656,990	57,039,872
Merrill Lynch & Co., Inc.	711,250	52,419,125
MF Global Ltd.(a)	435,000	11,718,900

		269,137,103

Diversified Financial Services – 6.2%
CME Group, Inc. – Class A	159,920	88,723,616
Moody’s Corp.	677,300	31,054,205
NYSE Euronext	563,100	40,965,525

		160,743,346

		429,880,449

Industrials – 13.3%
Aerospace & Defense – 9.1%
Boeing Co.	1,084,850	104,904,995
Honeywell International, Inc.	1,120,500	62,916,075
Spirit Aerosystems Holdings, Inc. – Class A(a)	1,102,300	39,407,225
United Technologies Corp.	390,550	29,146,746

		236,375,041

Construction & Engineering – 1.3%
Fluor Corp.	265,300	33,732,895

Electrical Equipment – 0.8%
Emerson Electric Co.	455,500	22,424,265

Machinery – 2.1%
Caterpillar, Inc.	154,900	11,736,773
Deere & Co.	321,250	43,709,275

		55,446,048

		347,978,249

Consumer Discretionary – 8.4%
Hotels Restaurants & Leisure – 1.7%
McDonald’s Corp.	147,650	7,271,763
Starwood Hotels & Resorts Worldwide, Inc.	615,350	37,610,192

		44,881,955

Media – 3.1%
Comcast Corp. - Special – Class A(a)	3,088,850	79,877,661

Multiline Retail – 3.6%
Kohl’s Corp.(a)	823,100	48,809,830
Nordstrom, Inc.	145,900	7,017,790
Target Corp.	599,350	39,515,145

		95,342,765

		220,102,381

38	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 5.7%
Energy Equipment & Services – 5.5%
Baker Hughes, Inc.	789,550	$66,211,663
Schlumberger, Ltd.	794,550	76,674,075

		142,885,738

Oil, Gas & Consumable Fuels – 0.2%
Petro-Canada	97,300	4,967,165

		147,852,903

Consumer Staples – 4.5%
Beverages – 1.2%
PepsiCo, Inc.	452,900	30,810,787

Food Products – 0.9%
WM Wrigley Jr Co.	410,800	23,929,100

Household Products – 2.4%
Colgate-Palmolive Co.	383,600	25,440,352
Procter & Gamble Co.	591,000	38,598,210

		64,038,562

		118,778,449

Materials – 3.9%
Chemicals – 3.9%
Air Products & Chemicals, Inc.	451,400	40,630,514
Monsanto Co.	860,600	60,018,244

		100,648,758

Telecommunication Services – 1.2%
Wireless Telecommunication Services – 1.2%
America Movil SAB de CV Series L (ADR)	509,400	30,798,324

Total Common Stocks (cost $2,252,033,899)		2,560,312,446

SHORT-TERM INVESTMENTS – 1.7%
Investment Companies – 1.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $43,620,504)	43,620,504	43,620,504

Total Investments – 99.8% (cost $2,295,654,403)		2,603,932,950
Other assets less liabilities – 0.2%		4,221,333

Net Assets – 100.0%		$2,608,154,283

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	39

U.S. Large Cap Growth Portfolio—Portfolio of Investments

U.S. VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2007

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.3%
Financials – 31.6%
Capital Markets – 3.6%
Deutsche Bank AG	91,900	$11,395,600
The Goldman Sachs Group, Inc.	25,000	4,400,250
Janus Capital Group, Inc.	373,650	9,935,353
Merrill Lynch & Co., Inc.	389,500	28,706,150
Morgan Stanley	533,900	33,299,343
Waddell & Reed Financial, Inc. – Class A	151,300	3,758,292

		91,494,988

Commercial Banks – 4.1%
Comerica, Inc.	252,300	14,073,294
Fifth Third Bancorp	430,500	15,364,545
Keycorp	89,900	2,993,670
National City Corp.	511,700	13,769,847
SunTrust Banks, Inc.	79,800	6,284,250
U.S. Bancorp	523,400	16,931,990
Wachovia Corp.	395,000	19,347,100
Wells Fargo & Co.	449,200	16,413,768

		105,178,464

Diversified Financial Services – 9.7%
Bank of America Corp.	1,759,500	89,171,460
CIT Group, Inc.	425,300	15,978,521
Citigroup, Inc.	1,825,800	85,593,504
JPMorgan Chase & Co.	1,299,100	57,835,932

		248,579,417

Insurance – 10.6%
ACE Ltd.	310,100	17,911,376
Allstate Corp.	257,800	14,114,550
AMBAC Financial Group, Inc.	222,000	13,946,040
American International Group, Inc.	888,800	58,660,800
Chubb Corp.	296,800	15,175,384
Fidelity National Financial, Inc. – Class A	522,500	9,504,275
Genworth Financial, Inc. – Class A	543,500	15,750,630
Hartford Financial Services Group, Inc.	215,600	19,168,996
MBIA, Inc.	201,400	12,084,000
MetLife, Inc.	316,300	20,259,015
Old Republic International Corp.	625,200	11,372,388
Partnerre, Ltd.	66,100	4,806,131
RenaissanceRe Holdings, Ltd.	128,700	7,371,936
Torchmark Corp.	101,400	6,242,184
The Travelers Cos, Inc.	457,000	23,096,780
UnumProvident Corp.	605,700	14,821,479
XL Capital Ltd. – Class A	124,300	9,471,660

		273,757,624

40	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Thrifts & Mortgage Finance – 3.6%
Astoria Financial Corp.	235,300	$6,134,271
Countrywide Financial Corp.	259,000	5,141,150
Federal Home Loan Mortgage Corp.	330,500	20,362,105
Federal National Mortgage Association	543,000	35,626,230
MGIC Investment Corp.	182,500	5,504,200
Washington Mutual, Inc.	568,500	20,875,320

		93,643,276

		812,653,769

Energy – 13.3%
Oil, Gas & Consumable Fuels – 13.3%
BP PLC (ADR)	170,700	11,498,352
Chevron Corp.	878,500	77,097,160
ConocoPhillips	715,600	58,600,484
Exxon Mobil Corp.	1,630,800	139,808,484
Marathon Oil Corp.	467,000	25,166,630
Occidental Petroleum Corp.	71,200	4,036,328
Royal Dutch Shell PLC (ADR)	171,300	13,250,055
Total SA (ADR)	162,000	12,164,580

		341,622,073

Consumer Discretionary – 11.0%
Auto Components – 1.1%
Autoliv, Inc.	162,800	9,339,836
BorgWarner, Inc.	121,100	10,232,950
Magna International, Inc. – Class A	109,000	9,750,050

		29,322,836

Automobiles – 0.2%
General Motors Corp.	172,000	5,287,280

Hotels Restaurants & Leisure – 1.1%
McDonald’s Corp.	556,700	27,417,475

Household Durables – 1.2%
Black & Decker Corp.	123,600	10,722,300
Centex Corp.	129,700	3,749,627
KB Home	227,500	6,902,350
Newell Rubbermaid, Inc.	90,900	2,344,311
Pulte Homes, Inc.	356,700	5,935,488

		29,654,076

Leisure Equipment & Products – 0.4%
Mattel, Inc.	455,500	9,852,465

Media – 3.7%
CBS Corp. – Class B	617,300	19,451,123
Gannett Co., Inc.	332,900	15,646,300
Idearc, Inc.	404,200	13,795,346
Interpublic Group of Cos., Inc.(a)	611,100	6,691,545
Time Warner, Inc.	1,335,900	25,355,382

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	41

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Viacom, Inc. – Class B(a)	298,800	$11,790,648
The Walt Disney Co.	98,900	3,323,040

		96,053,384

Multiline Retail – 1.0%
Family Dollar Stores, Inc.	383,000	11,214,240
Macy’s, Inc.	476,400	15,111,408

		26,325,648

Specialty Retail – 1.6%
The Gap, Inc.	655,500	12,297,180
Home Depot, Inc.	262,000	10,037,220
Ltd. Brands, Inc.	282,000	6,531,120
Office Depot, Inc.(a)	309,400	7,564,830
The Sherwin-Williams Co.	72,900	5,030,829

		41,461,179

Textiles Apparel & Luxury Goods – 0.7%
Jones Apparel Group, Inc.	256,400	4,920,316
VF Corp.	150,500	12,017,425

		16,937,741

		282,312,084

Consumer Staples – 8.6%
Beverages – 1.0%
The Coca-Cola Co.	101,400	5,453,292
Coca-Cola Enterprises, Inc.	224,800	5,354,736
Molson Coors Brewing Co. – Class B	154,000	13,776,840

		24,584,868

Food & Staples Retailing – 1.1%
The Kroger Co.	398,300	10,586,814
Safeway, Inc.	458,600	14,551,378
Wal-Mart Stores, Inc.	100,000	4,363,000

		29,501,192

Food Products – 2.4%
ConAgra Foods, Inc.	419,900	10,795,629
General Mills, Inc.	198,500	11,092,180
Kellogg Co.	210,100	11,540,793
Kraft Foods, Inc. – Class A	440,877	14,134,517
Sara Lee Corp.	792,800	13,176,336

		60,739,455

Household Products – 2.3%
Colgate-Palmolive Co.	180,200	11,950,864
Procter & Gamble Co.	718,900	46,951,359

		58,902,223

42	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Tobacco – 1.8%
Altria Group, Inc.	560,300	$38,890,423
UST, Inc.	173,900	8,569,792

		47,460,215

		221,187,953

Industrials – 8.6%
Aerospace & Defense – 1.2%
Boeing Co.	126,400	12,222,880
Lockheed Martin Corp.	30,400	3,013,856
Northrop Grumman Corp.	200,900	15,838,956

		31,075,692

Commercial Services & Supplies – 1.0%
Allied Waste Industries, Inc.(a)	1,021,400	13,043,278
Pitney Bowes, Inc.	298,400	13,329,528

		26,372,806

Industrial Conglomerates – 4.3%
General Electric Co.	2,718,700	105,675,869
Tyco International Ltd.	95,000	4,195,200

		109,871,069

Machinery – 1.8%
Cummins, Inc.	170,200	20,155,084
Eaton Corp.	81,900	7,716,618
Ingersoll-Rand Co. Ltd. – Class A	144,000	7,477,920
SPX Corp.	132,300	11,913,615

		47,263,237

Road & Rail – 0.3%
Avis Budget Group, Inc.(a)	273,600	6,350,256

		220,933,060

Health Care – 6.3%
Health Care Equipment & Supplies – 0.1%
Covidien Ltd.(a)	95,000	3,783,850

Health Care Providers & Services – 0.8%
AmerisourceBergen Corp. – Class A	156,700	7,498,095
McKesson Corp.	234,800	13,432,908
Pharmerica Corp.(a)	13,065	231,641

		21,162,644

Pharmaceuticals – 5.4%
Eli Lilly & Co.	296,100	16,981,335
Johnson & Johnson	392,000	24,221,680
Merck & Co., Inc.	507,800	25,476,326
Pfizer, Inc.	2,865,500	71,179,020

		137,858,361

		162,804,855

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	43

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Telecommunication Services – 6.3%
Diversified Telecommunication Services – 4.8%
AT&T, Inc.	1,714,000	$68,337,180
Verizon Communications, Inc.	1,306,200	54,703,656

		123,040,836

Wireless Telecommunication Services – 1.5%
Sprint Nextel Corp.	1,351,200	25,564,704
Vodafone Group PLC (ADR)	432,800	14,022,720

		39,587,424

		162,628,260

Materials – 4.7%
Chemicals – 2.4%
Ashland, Inc.	162,300	9,703,917
Dow Chemical Co.	449,200	19,149,396
E.I. Du Pont de Nemours & Co.	509,100	24,818,625
Lubrizol Corp.	123,500	7,852,130

		61,524,068

Containers & Packaging – 1.6%
Crown Holdings, Inc.(a)	374,900	9,005,098
Owens-Illinois, Inc.(a)	275,200	11,068,544
Smurfit-Stone Container Corp.(a)	439,600	4,642,176
Sonoco Products Co.	210,400	7,578,608
Temple-Inland, Inc.	179,600	9,892,368

		42,186,794

Metals & Mining – 0.7%
Arcelor Mittal – Class A	250,200	16,563,240

		120,274,102

Information Technology – 3.2%
Communications Equipment – 0.5%
Nokia OYJ (ADR)	379,300	12,471,384

Computers & Peripherals – 0.9%
International Business Machines Corp.	149,800	17,480,162
Lexmark International, Inc. – Class A(a)	182,600	6,803,676

		24,283,838

Electronic Equipment & Instruments – 1.0%
Arrow Electronics, Inc.(a)	136,200	5,714,952
Flextronics International Ltd.(a)	924,900	10,534,611
Sanmina-SCI Corp.(a)	599,600	1,373,084
Solectron Corp.(a)	959,100	3,721,308
Tech Data Corp.(a)	42,875	1,671,696
Tyco Electronics Ltd.(a)	95,000	3,312,650

		26,328,301

44	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

IT Services – 0.3%
Electronic Data Systems Corp.	321,700	$7,363,713

Software – 0.5%
Microsoft Corp.	420,300	12,075,219

		82,522,455

Utilities – 1.7%
Electric Utilities – 1.0%
Allegheny Energy, Inc.(a)	235,800	12,169,638
Entergy Corp.	143,700	14,890,194

		27,059,832

Independent Power Producers & Energy Traders – 0.5%
Constellation Energy Group, Inc.	162,700	13,494,338

Multi-Utilities – 0.2%
Alliant Energy Corp.	17,600	666,688
Wisconsin Energy Corp.	85,125	3,771,889

		4,438,577

		44,992,747

Total Common Stocks (cost $2,173,110,314)		2,451,931,358

SHORT-TERM INVESTMENTS – 4.0%
Investment Companies – 4.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $102,743,416)	102,743,416	102,743,416

Total Investments – 99.3% (cost $2,275,853,730)		2,554,674,774
Other assets less liabilities – 0.7%		18,664,813

Net Assets – 100.0%		$2,573,339,587

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	45

U.S. Value Portfolio—Portfolio of Investments

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Blended Style Series, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of U.S. Large Cap Portfolio (the “Fund”) at a meeting held on July 31-August 2, 2007.

Prior to approval of the continuance of the Advisory Agreement in respect of the Fund, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Fund were reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors noted that instead of investing directly in portfolio securities, the Fund pursues its investment objective by investing in a combination of the portfolios of The AllianceBernstein Pooling Portfolios (“Pooling”), each of which represents one of a variety of asset classes and investment styles. The directors also noted that the portfolios of Pooling do not pay advisory fees to the Adviser.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in

46	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The directors noted that the Adviser had waived reimbursement payments from the Fund in the Fund’s last fiscal year. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2005 and 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Fund and the relevant portfolios of Pooling, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund and such portfolios of Pooling. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	47

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund (and the portfolios of Pooling in which the Fund invests) other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients (including the portfolios of Pooling in which the Fund invests) on an agency basis), 12b-1 fees and sales charges received by the Company’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares, transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the portfolios of Pooling in which the Fund invests to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by Lipper showing the comparative performance of the Class A Shares of the Fund as compared to a group of funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to the Standard & Poor’s 500 Stock Index (the “Index”), in each case for periods ended April 30, 2007 over the 1- and 3-year periods and (in the case of the Index) the since inception period (July 2002 inception). The directors noted that the Fund was in the 2nd quintile of the Performance Group and Performance Universe in the 1-year period and 1st quintile in the 3-year period, and that the Fund underperformed the Index in all periods reviewed. Based on their review, the directors concluded that the Fund’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Fund. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the

48	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Company’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have a substantially similar investment style as the Fund. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Fund had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate that would be lower than that in the Fund’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style as the Fund for the same fee schedule as the Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that since mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Fund’s at approximate current size contractual effective advisory fee rate of 65 basis points was lower than the Expense Group median. The directors noted that in the Fund’s latest fiscal year, the administrative expense reimbursement of 5 basis points had been waived by the Adviser. The directors also noted that the Fund’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap) was higher than the Expense Group and Expense Universe medians. The directors also noted that the Adviser had reviewed with them steps that are being taken that are intended to reduce the expenses of the AllianceBernstein Funds. The directors concluded that the Fund’s expense ratio was acceptable.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	49

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

50	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Blended Style Series, Inc. (the “Fund”), in respect of the AllianceBernstein U.S. Large Cap Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”).

The Portfolio seeks long term growth of capital through investing in a combination of shares of The AllianceBernstein Pooling Portfolios (the “Pooling Portfolios”),3 rather than making direct investments in portfolio securities. As a result, certain expenses will be minimal, such as custodian charges, or non-existent, such as brokerage commissions, except as incurred indirectly through the Pooling Portfolios.

The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

1.	It should be noted that the information in the fee summary was completed on July 17, 2007 and presented to the Board of Directors on July 31-August 2, 2007.

2.	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3.	The Portfolio invests in a combination of the following Pooling Portfolios: U.S. Value Portfolio and U.S. Large Cap Growth Portfolio.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	51

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE CAPS REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 06/30/07 ($MIL)	Portfolio
Blend	65 bp on 1st $2.5 billion	$192.7	U.S. Large
	55 bp on next $2.5 billion		Cap Portfolio
	50 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $84,000 (0.05% of the Portfolio’s average daily net assets) for such services but waived the amount in its entirety.

4.	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

52	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

The Adviser agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser at the end of the Portfolio’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. It should be noted that all share classes of the Portfolio were operating below their expense caps for the most recent semi-annual period. Accordingly, the expense limitation undertaking of the Portfolio was of no effect. Set forth below are the gross expense ratios of the Portfolio for the most recent semi-annual period:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio (02/28/07)[5]	Fiscal Year End
U.S. Large Cap Portfolio	Class A	1.65%	1.36%	August 31
	Class B	2.35%	2.09%
	Class C	2.35%	2.07%
	Class R	1.85%	1.53%
	Class K	1.60%	1.28%
	Class I	1.35%	0.96%
	Advisor	1.35%	1.04%

The expense limitation undertaking set forth in the table above for U.S. Large Cap Portfolio includes the blended expense ratio of the Pooling Portfolios (i.e., the Portfolio’s underlying expense ratio). For the six months ended February 28, 2007, the estimated underlying expense ratio for the Portfolio was 0.02%.

I.  ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time

5	Annualized

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	53

required for investment companies, although as previously noted, a portion of these expenses are entitled to be reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on June 30, 2007 net assets:

Portfolio	Net Assets 06/30/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee[7]
U.S. Large Cap Portfolio	$192.7	U.S. Blend Schedule 80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on the balance 30 bp on the balance Minimum Account Size: $50m	0.504%	0.650%

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7	Portfolio advisory fee based on June 30, 2007 net assets. It should be noted that the advisory fee shown for the Portfolio exclude any expense reimbursements related to expense caps.

54	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

The AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is managed by the adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize the AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Portfolio:8

Portfolio	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee
U.S. Large Cap Portfolio	U.S. Large Cap Blended Style Portfolio	0.65% on first $2.5 billion 0.55% on next $2.5 billion 0.50% on the balance	0.65%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for American Blended Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio.

Portfolio	Luxembourg Fund	Fee
U.S. Large Cap Portfolio	American Blend Portfolio Class A9	1.50%
	Class I (Institutional)	0.70%

8	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

9	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution-related services.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	55

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)10 at the approximate current asset level of the Portfolio.11

Portfolio	Contractual Management Fee[12]	Lipper Group Median	Rank
U.S. Large Cap Portfolio	0.650	0.790	1/17

Lipper also analyzed the total expense ratio of the Portfolio in comparison to its Lipper Expense13 Group and Lipper Expense Universe.14 Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. It should be noted that the Portfolio’s total expense ratio is inclusive of the Portfolio’s underlying expenses. The result of that analysis is set forth below:

Portfolio	Expense Ratio (%)[15]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
U.S. Large cap Portfolio	1.429	1.410	10/17	1.273	89/126

10	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

12	The contractual management fee would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. As previously mentioned, during the most recently completed fiscal year, the Adviser waived such payments. In addition, the contractual management fee would not reflect any advisory fee waivers or expense reimbursements made by the Adviser to the Portfolio for expense caps that would effectively reduce the actual management fee.

13	Lipper uses the following criteria in screening funds to be included in the Portfolio’s expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

14	Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

15	Most recently completed fiscal year Class A share total expense ratio.

56	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability percentage from providing investment advisory services to the Portfolio was unchanged during calendar year 2006 versus 2005.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and/or Pooling Portfolios receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”), and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds or

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	57

approximately $20.4 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20 million.16 During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $7,565, $1,130,770 and $87,204 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the Portfolio’s most recently completed fiscal year, ABIS received $113,467 in fees from the Portfolio.17

There are no portfolio transactions for the Portfolio since the Portfolio pursues its investment objectives through investing in a combination of the Pooling Portfolios. However, the Pooling Portfolios do engage in portfolio transactions. During the Portfolio’s most recently completed fiscal year, certain of the Pooling Portfolios effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB”, and paid commissions for such transactions. The Adviser represented that SCB’s profitability from any business conducted with the Pooling Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Pooling Portfolios. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Pooling Portfolios and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

16	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

17	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Portfolio’s account. During the Portfolio’s most recently completed fiscal year, the fees paid by the Portfolio to ABIS were reduced by $5,840 under the offset agreement between the Portfolio and ABIS.

58	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

V.	POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $793 billion as of June 30, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1 and 3 year performance rankings of the Portfolio18 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended April 30, 2007.20

Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
U.S. Large Cap Portfolio
1 year	9.57	7.05	8.34	5/17	45/137
3 year	11.53	8.27	8.79	1/17	8/125

18	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

19	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the EU. Lipper’s criteria for including or excluding a fund in/from a PU are somewhat different than that of an EU.

20	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	59

Set forth below are the 1 and 3 year and since inception performance returns of the Portfolio (in bold)21 versus its benchmark.

	Periods Ending April 30, 2007 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	Since Inception (%)[22]
U.S. Large Cap Portfolio	9.57	11.53	10.62
S&P 500 Stock Index	15.23	12.24	12.80
Inception Date: July 15, 2002

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 22, 2007

21	The performance returns are for the Class A shares of the Portfolio.

22	The Adviser provided Portfolio and benchmark performance return information for periods through April 30, 2007. It should be noted that the “since inception” performance returns of the Portfolio’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Portfolio’s since inception return goes back to the Portfolio’s actual inception date.

60	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid-Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund*

Global Value Fund

International Value Fund

Taxable Bond Funds

Global Government Income Trust

Corporate Bond Portfolio

Emerging Market Debt Fund

Global Strategic Income Trust

High Yield Fund

Intermediate Bond Portfolio

Short Duration Portfolio

U.S. Government Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

All-Market Advantage Fund

AllianceBernstein Global High Income Fund*

AllianceBernstein Income Fund*

AllianceBernstein National Municipal Income    Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	61

AllianceBernstein Family of Funds

NOTES

62	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

NOTES

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO •	63

NOTES

64	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS U.S. LARGE CAP PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

LCB-0151-0807

ANNUAL REPORT

AllianceBernstein Blended Style Funds Global Blend Portfolio

August 31, 2007

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

October 26, 2007

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Blended Style Fund Global Blend Portfolio (the “Fund”) for the annual reporting period ended August 31, 2007.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund will seek to achieve its investment objective by investing in two portfolios, AllianceBernstein Global Research Growth Portfolio and AllianceBernstein Global Value Portfolio, of The AllianceBernstein Pooling Portfolios, representing growth and value equity investment styles (the “Underlying Portfolios”). The Underlying Portfolios invest in global portfolios of equity securities of companies in various market sectors from developed and emerging-market countries, including the United States. Investment in the two Underlying Portfolios is intended to result in a single, unified portfolio that is designed to provide an efficiently diversified portfolio of the most attractive growth and value stocks. The process targets 50% of the value of the portfolio to an Underlying Portfolio that invests in growth stocks and 50% to an Underlying Portfolio that invests in value stocks. Depending on market conditions, however, the actual weighting of securities from each investment discipline in the portfolio will vary within a narrow range. In extraordinary circumstances, when conditions favoring one investment style are compelling, the range may be 40%-60% before rebalancing occurs.

Investment Results

The table on page 5 shows Fund’s performance compared to its benchmark, the Morgan Stanley Capital International (MSCI) World Index, for the six- and 12-month periods ended August 31, 2007.

The Fund underperformed its benchmark for both the six- and 12-month periods ended August 31, 2007. The growth component of the Fund was largely responsible for the underperformance over the past 12 months, as the growth index underperformed the value index. Over the six-month period, however, both the growth and value components of the Fund lagged the overall market.

At a sector level, the Fund’s overweight position in materials contributed to performance, although an overweight position in financials and an underweight position in the telecommunications sector offset this performance for the 12-month period. Stock selection in the materials and industrials sectors led Fund performance as strong commodity prices persisted, and sector consolidation added to the performance of mining stocks. At the stock level, too, financials detracted from performance, as the Fund’s positions in capital-market stocks (investment banks, asset managers) were impacted by the concerns surrounding U.S. subprime mortgages and associated credit markets.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	1

For the six-month period ended August 31, 2007, the Fund’s overweight position in the financials sector dominated the relative performance, as concerns surrounding U.S. subprime mortgages and associated credit markets led to the broadly based selling of this sector. Furthermore, the Fund benefited from its overweight position in the materials sector.

Stock selection overall also contributed to performance, as the Fund’s holdings in materials benefited from rising mid-year commodity prices. The Fund’s holdings in the financials sector were a major detractor from performance, due to positions in capital-market stocks (investment banks, asset managers) and U.S. consumer-finance stocks. Certain consumer-discretionary stocks also suffered in the recent concern about the outlook for U.S. economic growth.

Market Review and Investment Strategy

Global equity markets, as measured by the MSCI World Index in U.S. dollars, rose by 16.97% during the 12-month period ended August 31, 2007. Market performance, driven by buoyant corporate earnings growth and sound economic fundamentals, was particularly strong up to the end of February 2007, when concerns about U.S. subprime mortgages sparked a correction. In the second quarter of 2007, continued positive surprises in corporate earnings results, underpinned by strong growth in capital spending—notably in emerging markets—drove the markets to new highs. Still, subprime worries returned in mid-July, sparked by difficulties encountered by certain hedge funds, and led to wider dislocations in the credit and interbank lending markets, forcing central banks to intervene. The MSCI World Index nonetheless finished August 5.98% ahead of where it started the six-month period.

Throughout the 12-month reporting period, the Fund’s allocations have remained roughly inline with the MSCI World Index. At the country level, the Fund was overweight in selected emerging markets (e.g. Brazil, Taiwan, Korea) and Switzerland, while remaining modestly underweight in the U.S. Overweight positions in the financials and materials sectors have been offset by underweights in the utilities and telecommunications sectors.

During the six-month period ended August 31, 2007, concerns regarding subprime exposure became more significant. Furthermore, the crisis of investor confidence and the corresponding liquidity crunch also became more pronounced in July and August 2007. An unwinding of risk was also apparent as the returns of the carry trade—shoring lower yielding currencies to fund purchases of higher yielding currencies—came under pressure, especially in late July and early August. That said, markets did rebound, as did the carry trade when a massive amount of liquidity was provided by the European Central Bank and the U.S. Federal Reserve (the “Fed”) via capital injections and an easing of the U.S. discount rate, which helped calm markets.

2	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. This Fund is relatively new and has been in existence for less than two years. The returns reflected may not be illustrative of long-term performance. Fund returns for periods less than one year are cumulative. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 800.227.4618.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) World Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a market capitalization-weighted index that measures the performance of stock markets in 23 developed countries. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

All returns for the MSCI World Index shown on page 5 are net returns. Net returns approximate the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident individuals who do not benefit from double taxation treaties.

A Word About Risk

The Fund concentrates its investments in a limited number of issues and an investment in the Fund is therefore subject to greater risk and volatility than investments in a more diversified portfolio.

Neither growth investing nor value investing guarantees a profit or eliminates risk. Growth stocks can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectations, the price of these stocks can be severely negatively affected. Not all companies whose stocks are considered to be “value” stocks are able to turn their business around or successfully employ corrective strategies, which would result in stock prices that rise as initially expected. Because the Fund allocates its investments between “growth” and “value” stocks, an investment in the Fund is subject to the risk that this allocation will result in lower returns during periods when one style is outperforming another than if the Fund had

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	3

Historical Performance

invested entirely in the outperforming style. The costs associated with this systematic rebalancing may be significant over time.

A substantial amount of the Fund’s assets will be invested in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Investment in the Fund includes risks not associated with funds that invest exclusively in U.S. issues. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED AUGUST 31, 2007	Returns
	6 Months	12 Months
AllianceBernstein Blended Style Funds Global Blend Portfolio
Class A	4.79%	15.32%

Class B	4.35%	14.53%

Class C	4.35%	14.53%

Advisor Class†	4.97%	15.70%

Class R†	4.61%	15.01%

Class K†	4.79%	15.36%

Class I†	4.97%	15.70%

MSCI World Index	5.98%	16.97%

†  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

GROWTH OF A $10,000 INVESTMENT IN THE FUND 6/1/06* TO 8/31/07

* Since inception of the Fund’s Class A shares on 6/1/06.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Blended Style Funds Global Blend Portfolio Class A shares (from 6/1/06* to 8/31/07) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF AUGUST 31, 2007
	NAV Returns	SEC Returns

Class A Shares
1 Year	15.32%	10.40%
Since Inception*	12.81%	8.98%

Class B Shares
1 Year	14.53%	10.53%
Since Inception*	12.01%	9.67%

Class C Shares
1 Year	14.53%	13.53%
Since Inception*	12.01%	12.01%

Advisor Class Shares†
1 Year	15.70%	15.70%
Since Inception*	13.19%	13.19%

Class R Shares†
1 Year	15.01%	15.01%
Since Inception*	12.56%	12.56%

Class K Shares†
1 Year	15.36%	15.36%
Since Inception*	12.83%	12.83%

Class I Shares†
1 Year	15.70%	15.70%
Since Inception*	13.19%	13.19%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 3.83%, 4.53%, 4.53%, 3.53%, 4.16%, 3.85% and 3.52% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.50%, 2.20%, 2.20%, 1.20%, 1.70%, 1.45% and 1.20% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. These waivers/reimbursements extend through the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower.

*	Inception date for all share classes is 6/1/06.

†

These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts

6	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Historical Performance

established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes are listed above.

See Historical Performance disclosures on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
SEC Returns

Class A Shares
1 Year	15.83%
Since Inception*	12.87%

Class B Shares
1 Year	16.08%
Since Inception*	13.61%

Class C Shares
1 Year	19.18%
Since Inception*	15.84%

Advisor Class Shares†
1 Year	21.35%
Since Inception*	16.94%

Class R Shares†
1 Year	20.77%
Since Inception*	16.35%

Class K Shares†
1 Year	21.10%
Since Inception*	16.68%

Class I Shares†
1 Year	21.35%
Since Inception*	16.94%

*	Inception date for all share classes is 6/1/06.

†

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on pages 3-4.

8	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Historical Performance

Portfolio Summary

August 31, 2007

PORTFOLIO STATISTICS

Net Assets ($mil): $13.9

*	All data are as of August 31, 2007. The Fund’s holdings breakdown is expressed as a percentage of total investments and may vary over time. The Fund invests in the AllianceBernstein Pooling Portfolios. For more details regarding the Fund’s holdings, including specific breakdowns within the Underlying Portfolios, please refer to pages 37-51.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	9

Portfolio Summary

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Fund will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Fund invests. These expenses are not included in the table below.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Fund will indirectly bear its pro rata share of the expenses incurred by the Underlying Portfolios in which the Fund invests. These expenses are not included in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value March 1, 2007		Ending Account Value August 31, 2007		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,047.92	$1,018.40	$6.97	$6.87
Class B	$1,000	$1,000	$1,043.48	$1,014.87	$10.56	$10.41
Class C	$1,000	$1,000	$1,043.48	$1,014.87	$10.56	$10.41
Advisor Class	$1,000	$1,000	$1,049.68	$1,019.91	$5.43	$5.35
Class R	$1,000	$1,000	$1,046.11	$1,017.39	$7.99	$7.88
Class K	$1,000	$1,000	$1,047.92	$1,018.65	$6.71	$6.61
Class I	$1,000	$1,000	$1,049.68	$1,019.91	$5.43	$5.35
*	Expenses are equal to the classes’ annualized expense ratios of 1.35%, 2.05%, 2.05%, 1.05%, 1.55%, 1.30% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses of the underlying portfolios in which the fund invests are not included herein.

**	Assumes 5% return before expenses.

10	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Fund Expenses

STATEMENT OF NET ASSETS

August 31, 2007

Assets
Investments in Underlying Portfolios, at value:
AllianceBernstein Global Research Growth Portfolio (shares of 622,402)	$7,058,040
AllianceBernstein Global Value Portfolio (shares of 595,819)	7,030,670

Total investments (cost $12,222,300)	14,088,710
Receivable due from Adviser	3,154

Total assets	14,091,864

Liabilities
Registration fee payable	114,524
Legal fee payable	19,704
Audit fee payable	9,750
Distribution fee payable	75
Transfer Agent fee payable	14
Accrued expenses	10,062

Total liabilities	154,129

Net Assets	$13,937,735

Composition of Net Assets
Capital stock, at par	$1,200
Additional paid-in capital	11,969,126
Undistributed net investment income	81,721
Accumulated net realized gain on investment transactions	19,278
Net unrealized appreciation of investments	1,866,410

$13,937,735

Net Asset Value Per Share—36 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$28,976	2,500	$11.59	*

B	$28,804	2,500	$11.52

C	$28,805	2,500	$11.52

Advisor	$13,764,017	1,185,000	$11.62

R	$29,051	2,510	$11.57

K	$29,044	2,505	$11.59

I	$29,038	2,500	$11.62

*	The maximum offering price per share for Class A shares was $12.10 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	11

Statement of Net Assets

STATEMENT OF OPERATIONS

Year Ended August 31, 2007

Investment Income
Income distributions from Underlying Portfolios	$282,339

Expenses
Advisory fee (see Note B)	100,972
Distribution fee—Class A	84
Distribution fee—Class B	281
Distribution fee—Class C	279
Distribution fee—Class R	141
Distribution fee—Class K	70
Transfer agency—Class A	46
Transfer agency—Class B	47
Transfer agency—Class C	46
Transfer agency—Advisor Class	21,907
Transfer agency—Class R	37
Transfer agency—Class K	37
Transfer agency—Class I	37
Amortization of offering expenses	123,868
Administrative	82,000
Custodian	71,251
Legal	56,546
Directors’ fees	39,168
Audit	35,634
Printing	2,601
Miscellaneous	2,582

Total expenses	537,634
Less: expenses waived and reimbursed by the Adviser and the Transfer Agent (see Note B)	(395,412)
Less: expense offset arrangement (see Note B)	(6)

Net expenses	142,216

Net investment income	140,123

Realized and Unrealized Gain on Investment Transactions
Net realized gain on sale of Underlying Portfolio shares	21,680
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	1,729,004

Net gain on investment transactions	1,750,684

Net Increase in Net Assets from Operations	$1,890,807

See notes to financial statements.

12	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31, 2007	June 1, 2006(a) to August 31, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$140,123	$(30,692)
Net realized gain on sale of Underlying Portfolio shares	21,680	872
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	1,729,004	137,406

Net increase in net assets from operations	1,890,807	107,586
Dividends and Distributions to Shareholders from
Net investment income
Class A	(78)	0
Advisor Class	(58,065)	0
Class R	(50)	0
Class K	(85)	0
Class I	(123)	0
Net realized gain on investment transactions
Class A	(5)	0
Class B	(5)	0
Class C	(5)	0
Advisor Class	(2,370)	0
Class R	(5)	0
Class K	(5)	0
Class I	(5)	0
Capital Stock Transactions
Net increase	0	12,000,143

Total increase	1,830,006	12,107,729
Net Assets
Beginning of period	12,107,729	0

End of period (including undistributed net investment income of $81,721 and $0, respectively)	$13,937,735	$12,107,729

(a)	Commencement of operations.

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	13

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

August 31, 2007

NOTE A

Significant Accounting Policies

The AllianceBernstein Blended Style Series Global Blend Portfolio (the “Fund”) commenced operations on June 1, 2006 and is a portfolio of the AllianceBernstein Blended Style Series, Inc. (the “Company”). The Company was organized as a Maryland corporation on April 24, 2002 and is registered under the Investment Company Act of 1940, as a diversified open-end management investment company. The Company operates as a series company currently comprised of 14 portfolios, which are the AllianceBernstein Blended Style Series Global Blend Portfolio, the AllianceBernstein Blended Style Series U.S. Large Cap Portfolio and the twelve portfolios of the AllianceBernstein Retirement Strategies (the “Funds”). Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Global Blend Portfolio. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The Fund invests primarily in a combination of portfolios of the AllianceBernstein Pooling Portfolios (the “Underlying Portfolios”) representing a variety of asset classes and investment styles that are managed by AllianceBernstein L.P. (the “Adviser”). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Investments in the Underlying Portfolios are valued at their net asset value each business day.

2. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Offering Expenses

Offering expenses of $165,000 have been fully amortized on a straight line basis over a one year period.

4. Investment Income and Investment Transactions

Income and capital gain distributions from the Underlying Portfolios, if any, are recorded on the ex-dividend date. Transactions in shares of the Underlying Portfolios are accounted for on the trade date. Investment gains and losses are determined on the identified cost basis.

14	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Notes to Financial Statements

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged to each Fund in proportion to net assets. Expenses included in the accompanying statement of operations do not include any expenses of the Underlying Portfolios. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total operating expenses on an annual basis to 1.50% of average daily net assets for Class A shares, 2.20% of average daily net assets for Class B and Class C shares, 1.20% of average daily net assets for Advisor Class shares, 1.70% of average daily net assets for Class R shares, 1.45% of average daily net assets for Class K shares and 1.20% of average daily net assets for Class I shares. For the year ended August 31, 2007, such reimbursement amounted to $295,557.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. The Adviser agreed to waive it’s fees for such services. Such waiver amounted to $82,000 for the year ended August 31, 2007.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $145 for the year ended August 31, 2007. During the period, ABIS voluntarily agreed to waive a portion of its fees for such services. Such waiver amounted to $17,855.

For the year ended August 31, 2007, the Fund’s expenses were reduced by $6 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charge of $0 from the sale of Class A shares and received $0, $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended August 31, 2007.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	15

Notes to Financial Statements

Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $224,088, $224,089, $518 and $5,265, for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investments in the Underlying Portfolios, aggregated $499,808 and $309,038, respectively, for the year ended August 31, 2007.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$12,222,610

Gross unrealized appreciation	$1,866,100
Gross unrealized depreciation	0

Net unrealized appreciation	$1,866,100

NOTE E

Capital Stock

Class A, Class B, Class C, Advisor Class and Class R shares each consist of 6,000,000,000 authorized shares and Class K and Class I shares each consist of 3,000,000,000 authorized shares. Transactions in capital stock for each class were as follows:

	Shares		Amount
	Year Ended August 31, 2007	June 1, 2006(a) to August 31, 2006	Year Ended August 31, 2007	June 1, 2006(a) to August 31, 2006

Class A
Shares sold	0	2,500	$0	$25,000

Net increase	0	2,500	$0	$25,000

Class B
Shares sold	0	2,500	$0	$25,000

Net increase	0	2,500	$0	$25,000

Class C
Shares sold	0	2,500	$0	$25,000

Net increase	0	2,500	$0	$25,000

Advisor Class
Shares sold	0	1,185,000	$0	$11,850,000

Net increase	0	1,185,000	$0	$11,850,000

Class R
Shares sold	0	2,510	$0	$25,096

Net increase	0	2,510	$0	$25,096

Class K
Shares sold	0	2,505	$0	$25,047

Net increase	0	2,505	$0	$25,047

Class I
Shares sold	0	2,500	$0	$25,000

Net increase	0	2,500	$0	$25,000

(a)	Commencement of distributions.

16	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk — An Underlying Portfolio’s investments in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of the future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended August 31, 2007.

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the fiscal year ending August 31, 2007 and 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$60,800	$0
Long-term capital gain	0	0
Total taxable distributions	$60,800	$0
Total distributions paid	$60,800	$0

As of August 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$92,643
Undistributed long-term capital gains	8,664
Unrealized appreciation(a)	$1,866,102
Total accumulated earnings/(deficit)	$1,967,409

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	17

Notes to Financial Statements

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the “Mutual Fund MDL”). On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 14, 2004 (“SEC Order) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million) which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. (“WVAG Complaint”) was filed against the Adviser, Alliance Holding, and various unaffiliated defendants. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL. On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 25, 2006, the Adviser and Alliance Holding moved

18	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Notes to Financial Statements

to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants’ petition for appeal. On September 22, 2006, the Adviser and Alliance Holding filed an answer and motion to dismiss the Summary Order with the West Virginia Securities Commissioner.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	19

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended August 31, 2007	June 1, 2006(a) to August 31, 2006
Net asset value, beginning of period	$ 10.08	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.08	(.03)
Net realized and unrealized gain on investment transactions	1.46	.11

Net increase in net asset value from operations	1.54	.08

Less: Dividends and Distributions
Dividends from net investment income	(.03)	0
Distributions from net realized gain on investment transactions	.00 (d)	0

Total dividends and distributions	(.03)	0

Net asset value, end of period	$ 11.59	$ 10.08

Total Return
Total investment return based on net asset value(e)	15.32%	.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29	$25
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.35%	1.35	%(g)
Expenses, before waivers/reimbursements(f)	4.29%	5.22	%(g)
Net investment income (loss)(c)	.75%	(1.35	)%(g)
Portfolio turnover rate	2%	.34%

See footnote summary on page 27.

20	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended August 31, 2007	June 1, 2006(a) to August 31, 2006
Net asset value, beginning of period	$ 10.06	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.00 (d)	(.05)
Net realized and unrealized gain on investment transactions	1.45	.11

Net increase in net asset value from operations	1.46	.06

Less: Distributions
Distributions from net realized gain on investment transactions	.00 (d)	0

Net asset value, end of period	$ 11.52	$ 10.06

Total Return
Total investment return based on net asset value(e)	14.53%	.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29	$25
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.05%	2.05	%(g)
Expenses, before waivers/reimbursements(f)	4.99%	5.92	%(g)
Net investment income (loss)(c)	.03%	(2.05	)%(g)
Portfolio turnover rate	2%	.34%

See footnote summary on page 27.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	21

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended August 31, 2007	June 1, 2006(a) to August 31, 2006
Net asset value, beginning of period	$ 10.06	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.01	(.05)
Net realized and unrealized gain on investment transactions	1.45	.11

Net increase in net asset value from operations	1.46	.06

Less: Distributions
Distributions from net realized gain on investment transactions	.00 (d)	0

Net asset value, end of period	$ 11.52	$ 10.06

Total Return
Total investment return based on net asset value(e)	14.53%	.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29	$25
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	2.05%	2.05	%(g)
Expenses, before waivers/reimbursements(f)	4.99%	5.92	%(g)
Net investment income (loss)(c)	.05%	(2.05	)%(g)
Portfolio turnover rate	2%	.34%

See footnote summary on page 27.

22	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended August 31, 2007	June 1, 2006(a) to August 31, 2006
Net asset value, beginning of period	$ 10.09	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.12	(.03)
Net realized and unrealized gain on investment transactions	1.46	.12

Net increase in net asset value from operations	1.58	.09

Less: Dividends and Distributions
Dividends from net investment income	(.05)	0
Distributions from net realized gain on investment transactions	.00 (d)	0

Total dividends and distributions	(.05)	0

Net asset value, end of period	$ 11.62	$ 10.09

Total Return
Total investment return based on net asset value(e)	15.70%	.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,764	$11,956
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.05%	1.05	%(g)
Expenses, before waivers/reimbursements(f)	3.99%	4.92	%(g)
Net investment income (loss)(c)	1.05%	(1.05	)%(g)
Portfolio turnover rate	2%	.34%

See footnote summary on page 27.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	23

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended August 31, 2007	June 1, 2006(a) to August 31, 2006
Net asset value, beginning of period	$ 10.08	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.06	(.04)
Net realized and unrealized gain on investment transactions	1.45	.12

Net increase in net asset value from operations	1.51	.08

Less: Dividends and Distributions
Dividends from net investment income	(.02)	0
Distributions from net realized gain on investment transactions	.00 (d)	0

Total dividends and distributions	(.02)	0

Net asset value, end of period	$ 11.57	$ 10.08

Total Return
Total investment return based on net asset value(e)	15.01%	.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29	$25
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.55%	1.55	%(g)
Expenses, before waivers/reimbursements(f)	4.45%	5.42	%(g)
Net investment income (loss)(c)	.55%	(1.55	)%(g)
Portfolio turnover rate	2%	.34%

See footnote summary on page 27.

24	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended August 31, 2007	June 1, 2006(a) to August 31, 2006
Net asset value, beginning of period	$ 10.08	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.09	(.03)
Net realized and unrealized gain on investment transactions	1.45	.11

Net increase in net asset value from operations	1.54	.08

Less: Dividends and Distributions
Dividends from net investment income	(.03)	0
Distributions from net realized gain on investment transactions	.00 (d)	0

Total dividends and distributions	(.04)	0

Net asset value, end of period	$ 11.59	$ 10.08

Total Return
Total investment return based on net asset value(e)	15.36%	.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29	$25
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.30%	1.30	%(g)
Expenses, before waivers/reimbursements(f)	4.20%	5.17	%(g)
Net investment income (loss)(c)	.80%	(1.30	) %(g)
Portfolio turnover rate	2%	.34%

See footnote summary on page 27.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	25

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended August 31, 2007	June 1, 2006(a) to August 31, 2006
Net asset value, beginning of period	$ 10.09	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.12	(.03)
Net realized and unrealized gain on investment transactions	1.46	.12

Net increase in net asset value from operations	1.58	.09

Less: Dividends and Distributions
Dividends from net investment income	(.05)	0
Distributions from net realized gain on investment transactions	.00 (d)	0

Total dividends and distributions	(.05)	0

Net asset value, end of period	$ 11.62	$ 10.09

Total Return
Total investment return based on net asset value(e)	15.70%	.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29	$25
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.05%	1.05	%(g)
Expenses, before waivers/reimbursements(f)	3.95%	4.92	%(g)
Net investment income (loss)(c)	1.05%	(1.05	)%(g)
Portfolio Turnover Rate	2%	.34%

(a)	Commencement of distributions.
(b)	Based on average shares outstanding.
(c)	Net of fees waivers/reimbursed by the Adviser and the Transfer Agent.
(d)	Amount is less than $.005.
(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(f)	Expense ratios do not include expenses of the Underlying Portfolios in which the Fund invests. The estimated blended expense ratio of the Underlying Portfolios was .15%, for the periods ended August 31, 2007 and August 31, 2006, respectively.
(g)	Annualized.

26	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders AllianceBernstein Blended Style Series, Inc. – Global Blend Portfolio

We have audited the accompanying statement of net assets of AllianceBernstein Blended Style Series, Inc. – Global Blend Portfolio as of August 31, 2007, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from June 1, 2006 (commencement of operations) through August 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Blended Style Series, Inc. – Global Blend Portfolio as of August 31, 2007, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from June 1, 2006 through August 31, 2006, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 22, 2007

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	27

Report of Independent Registered Public Accounting Firm

TAX INFORMATION (unaudited)

For the fiscal year ended August 31, 2007, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by JGTRR Act of 2003. We designate $60,800 of ordinary income distributed as qualified dividend income. We also designate $27,361 of ordinary income distributed as qualifying for the corporate dividends received deduction. In addition, for foreign shareholders only, we designate $2,400 of ordinary income distributed as qualified short term capital gain.

28	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman	D. James Guzy(1)
Marc O. Mayer, President and Chief Executive Officer	Nancy P. Jacklin(1)
David H. Dievler(1)	Marshall C. Turner, Jr.(1)
John H. Dobkin(1)	Earl D. Weiner(1)
Michael J. Downey(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Seth J. Masters, Senior Vice President Thomas J. Fontaine, Vice President Mark A. Hamilton, Vice President	Joshua B. Lisser, Vice President Christopher H. Nikolich, Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-6003

(1)	Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee.

(2)	The day-to-day management of and investment decisions for the Fund’s portfolio are made by the Blend Investment Policy Team, comprised of senior Blend portfolio managers . While all members of the team work jointly to determine the majority of the investment strategy, Messrs. Seth Masters, Thomas Fontaine, Mark Hamilton, Joshua Lisser and Christopher Nikolich, members of the Blend Investment Policy Team, are primarily responsible for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	29

BOARD OF DIRECTORS

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AND AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTOR
Marc O. Mayer,*** 1345 Avenue of the Americas New York, NY 10105 50 (2003)	Executive Vice President of AllianceBernstein L.P. (“AllianceBernstein”) since 2001 and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto he was head of AllianceBernstein Institutional Investments, a unit of AllianceBernstein from 2001-2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co., LLC) (“SCB & Co.”) and its predecessor since prior to 2002.	108	SCB Partners Inc. and SCB, Inc.

DISINTERESTED DIRECTORS
William H. Foulk, Jr.,#,## 75 (2002) Chairman of the Board	Investment Adviser and Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2002. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	110	None

30	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AND AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
David H. Dievler, # 78 (2002)	Independent Consultant. Until December 1994, he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”) (formerly Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of the American Institute of Certified Public Accounts since 1953.	109

John H. Dobkin, # 65 (2002)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design and during 1988-1992, Director and Chairman of the Audit Committee of AB Corp.	108	None

Michael J. Downey, # 63 (2005)	Consultant since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	108	Asia Pacific Fund, Inc. and The Merger Fund

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	31

Management of the Fund

NAME, ADDRESS*, AND AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, # 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2002. He is also President of the Arbor Company (private family investments).	108	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 59 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	108	None

Marshall C. Turner, Jr., # 66 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc., (semi-conductor manufacturing services), 2005-2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and renamed from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting) 1993-2003.	108	Xilinx, Inc. (semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor substrates)

32	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AND AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, # 68 (2007)	Of Counsel, and Partner from 1976-2006, of the law firm Sullivan & Cromwell LLP, specializing in investment management, corporate and securities law; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook.	108	None

*	The address for each of the Fund’s disinterested Directors is AllianceBernstein L.P., c/o Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	Mr. Mayer is an “interested person”, as defined in the Investment Company Act of 1940 (the “1940 Act”) , due to his position as Executive Vice President of AllianceBernstein.

#	Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	33

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITIONS(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marc O. Mayer 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated with since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers L.P. since prior to 2002 until March 2003.

Seth J. Masters 48	Senior Vice President	Executive Vice President of AllianceBernstein,** with which he has been associated since prior to 2002.

Thomas J. Fontaine 42	Vice President	Senior Vice President of AllianceBernstein,** with which he has been associated since prior to 2002.

Mark A. Hamilton 42	Vice President	Senior Vice President of AllianceBernstein,** with which he has been associated since prior to 2002.

Joshua B. Lisser 40	Vice President	Senior Vice President of AllianceBernstein,** with which he has been associated since prior to 2002.

34	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

Management of the Fund

NAME, ADDRESS* AND AGE	POSITIONS(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Christopher H. Nikolich 38	Vice President	Senior Vice President of AllianceBernstein,** with which he has been associated since prior to 2002.

Emilie D. Wrapp 51	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2002.

Joseph J. Mantineo 48	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2002.

Vincent S. Noto 42	Controller	Vice President of ABIS,** with which he has been associated since prior to 2002.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	AllianceBernstein, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	35

Management of the Fund

The following 15 pages represent the holdings of the Underlying Portfolios in which the Fund may invest, including specific breakdowns within Underlying Portfolios. This holdings information has been derived from each fund’s August 31, 2007 financial statements. A copy of the Underlying Portfolios’ annual report is available upon request.

36	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

PORTFOLIO SUMMARY

August 31, 2007

GLOBAL VALUE PORTFOLIO

*	All data are as of August 31, 2007. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. ‘Other’ country weightings represent less than 1.1% in the following countries: Australia, Belgium, Bermuda, China, Finland, Greece, Hong Kong, Hungary, India, Luxembourg, Singapore, South Africa, Taiwan and Thailand.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	37

Portfolio Summary

PORTFOLIO SUMMARY

August 31, 2007

GLOBAL RESEARCH GROWTH PORTFOLIO

*	All data are as of August 31, 2007. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. ‘Other’ country weightings represent less than 1.4% in the following countries: Argentina, Cayman Islands, China, Finland, Germany, Hong Kong, Israel, Luxembourg, Mexico, Netherlands, South Africa, South Korea, Sweden and Taiwan.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

38	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

GLOBAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2007

Company	Shares	U.S. $ Value

COMMON STOCKS – 94.8%
Financials – 31.8%
Capital Markets – 3.0%
Credit Suisse Group(a)	1,500	$98,442
Deutsche Bank AG	300	37,038
The Goldman Sachs Group, Inc.	100	17,601
Merrill Lynch & Co., Inc.	800	58,960

		212,041

Commercial Banks – 7.6%
Barclays PLC	4,900	60,738
BNP Paribas SA	900	94,477
Can Imperial Bank Of Commerce	200	18,125
HBOS PLC	4,450	79,102
Industrial Bank Of Korea	920	20,088
Kookmin Bank (ADR)	200	16,290
Royal Bank of Scotland Group PLC	8,373	97,296
Shinhan Financial Group Co., Ltd.	270	16,554
Standard Bank Group Ltd.	700	10,264
State Bank of India Ltd. (GDR)(b)	390	35,934
Sumitomo Mitsui Financial Group, Inc.	8	63,104
Unibanco – Uniao de Bancos Brasileiros SA (GDR)	200	22,316

		534,288

Consumer Finance – 0.9%
ORIX Corp.	300	63,694

Diversified Financial Services – 7.1%
Bank of America Corp.	1,600	81,088
Citigroup, Inc.	2,500	117,200
Fortis	1,900	69,686
ING Groep NV	2,800	112,690
JPMorgan Chase & Co.	2,600	115,752

		496,416

Insurance – 10.7%
Allianz SE	500	107,155
American International Group, Inc.	1,300	85,800
Aviva PLC	6,200	88,817
Fondiaria-Sai SpA (ordinary shares)	1,100	51,730
Fondiaria-Sai SpA (saving shares)	500	16,108
Genworth Financial, Inc. – Class A	1,500	43,470
MBIA, Inc.	300	18,000
MetLife, Inc.	1,100	70,455
Muenchener Rueckversicherungs AG	500	86,353
Sanlam, Ltd.	7,300	22,047
Sun Life Financial, Inc.	800	38,477
The Travelers Cos, Inc.	900	45,486
XL Capital Ltd. – Class A	1,000	76,200

		750,098

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	39

Global Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Thrifts & Mortgage Finance – 2.5%
Federal Home Loan Mortgage Corp.	1,300	$80,093
Federal National Mortgage Association	1,500	98,415

		178,508

		2,235,045

Materials – 12.3%
Chemicals – 3.4%
BASF AG	800	105,770
Dow Chemical Co.	1,200	51,156
Mitsubishi Chemical Holdings Corp.	8,500	79,428

		236,354

Construction Materials – 0.5%
Buzzi Unicem SpA	1,300	37,403

Containers & Packaging – 0.2%
Rengo Co. Ltd.	2,000	12,467

Metals & Mining – 7.6%
Antofagasta PLC	2,100	30,219
Arcelor Mittal (Euronext Amsterdam)	1,400	92,232
Gerdau Ameristeel Corp.	2,300	26,790
Gerdau SA (ADR)	1,700	40,868
JFE Holdings, Inc.	1,400	91,158
Kazakhmys PLC	1,400	35,981
POSCO (ADR)	200	30,662
Teck Cominco Ltd. – Class B	1,600	68,182
Xstrata PLC	1,580	92,960
Zinifex Ltd.	1,600	21,967

		531,019

Paper & Forest Products – 0.6%
Stora Enso Oyj – Class R	2,500	45,041

		862,284

Energy – 10.7%
Oil, Gas & Consumable Fuels – 10.7%
Chevron Corp.	1,600	140,416
ConocoPhillips	900	73,701
ENI SpA	2,000	69,083
Exxon Mobil Corp.	700	60,011
Marathon Oil Corp.	1,100	59,279
MOL Hungarian Oil and Gas NyRt	200	28,495
Nippon Mining Holdings, Inc.	4,500	40,598
Petroleo Brasileiro SA (NY) (ADR)	800	42,584
PTT PCL	1,300	11,064
Repsol YPF SA	2,500	90,086
Royal Dutch Shell PLC (London) – Class A	2,600	100,710
Total SA	500	37,497

		753,524

40	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 10.5%
Auto Components – 0.8%
Compagnie Generale des Etablissements Michelin – Class B	400	$50,206
Hyundai Mobis	90	9,676

		59,882

Automobiles – 2.9%
Nissan Motor Co., Ltd.	8,400	80,244
Renault SA	900	120,905

		201,149

Hotels Restaurants & Leisure – 0.5%
McDonald’s Corp.	700	34,475

Household Durables – 1.5%
Black & Decker Corp.	400	34,700
Sharp Corp.	4,000	69,530

		104,230

Internet & Catalog Retail – 0.4%
Home Retail Group PLC	3,200	26,808

Media – 2.9%
CBS Corp. – Class B	2,700	85,077
Comcast Corp. – Special – Class A(c)	1,200	31,032
Time Warner, Inc.	4,600	87,308

		203,417

Multiline Retail – 0.8%
Macy’s, Inc.	1,700	53,924

Specialty Retail – 0.3%
Office Depot, Inc.(c)	800	19,560

Textiles Apparel & Luxury Goods – 0.4%
VF Corp.	400	31,940

		735,385

Industrials – 9.3%
Aerospace & Defense – 0.9%
Northrop Grumman Corp.	800	63,072

Airlines – 2.6%
Air France-KLM	1,900	78,635
Deutsche Lufthansa AG	3,500	102,084

		180,719

Industrial Conglomerates – 2.1%
General Electric Co.	3,900	151,593

Machinery – 1.6%
Ingersoll-Rand Co. Ltd. – Class A	1,300	67,509
SPX Corp.	500	45,025

		112,534

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	41

Global Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Marine – 2.1%
Mitsui OSK Lines Ltd.	6,000	$88,138
Neptune Orient Lines Ltd.	12,000	38,534
Nippon Yusen KK	2,000	19,722

		146,394

		654,312

Health Care – 5.4%
Health Care Providers & Services – 1.1%
AmerisourceBergen Corp. – Class A	1,100	52,635
McKesson Corp.	400	22,884
Pharmerica Corp.(c)	92	1,626

		77,145

Pharmaceuticals – 4.3%
AstraZeneca PLC	1,600	78,854
GlaxoSmithKline PLC	1,400	36,535
Merck & Co., Inc.	500	25,085
Pfizer, Inc.	4,000	99,360
Sanofi-Aventis	800	65,522

		305,356

		382,501

Information Technology – 4.7%
Computers & Peripherals – 1.6%
Fujitsu, Ltd.	3,000	20,496
International Business Machines Corp.	800	93,352

		113,848

Electronic Equipment & Instruments – 1.2%
AU Optronics Corp. (ADR)	1,681	24,691
Solectron Corp.(c)	8,300	32,204
Tech Data Corp.(c)	700	27,293

		84,188

Semiconductors & Semiconductor Equipment – 0.8%
Hynix Semiconductor, Inc.(c)	400	14,413
Samsung Electronics Co., Ltd.	14	8,825
Siliconware Precision Industries Co. (ADR)	3,353	36,177

		59,415

Software – 1.1%
Microsoft Corp.	2,600	74,698

		332,149

Utilities – 3.8%
Electric Utilities – 3.8%
E.ON AG	700	117,360
Kyushu Electric Power Co., Inc.	1,700	45,366
Public Power Corp.	1,210	37,625
The Tokyo Electric Power Co.	2,400	62,945

		263,296

42	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Telecommunication Services – 3.5%
Diversified Telecommunication Services – 0.6%
China Netcom Group Corp. Ltd.	10,500	$25,385
China Telecom Corp. Ltd. – Class H	24,420	14,114

		39,499

Wireless Telecommunication Services – 2.9%
Sprint Nextel Corp.	3,600	68,112
Vodafone Group PLC	41,912	135,445

		203,557

		243,056

Consumer Staples – 2.8%
Food & Staples Retailing – 0.9%
Safeway, Inc.	2,000	63,460

Food Products – 0.7%
Kraft Foods, Inc. – Class A	1,630	52,258

Tobacco – 1.2%
Altria Group, Inc.	1,200	83,292

		199,010

Total Common Stocks (cost $5,894,013)		6,660,562

WARRANTS – 0.7%
Information Technology – 0.7%
Computers & Peripherals – 0.3%
Compal Electronics, Inc., expiring 1/17/12(b)(c)	17,975	19,899

Semiconductors & Semiconductor Equipment – 0.4%
Taiwan Semiconductor Manufacturing Co. Ltd., expiring 1/17/12(b)(c)	9,346	17,674
United Microelectronics Corp., Deutshe Bank AG London, expiring 1/24/17(b)(c)	28,169	15,774

		33,448

Total Warrants (cost $49,988)		53,347

NON-CONVERTIBLE – PREFERRED STOCKS – 0.4%
Consumer Discretionary – 0.2%
Automobiles – 0.2%
Hyundai Motor Co.	340	13,528

Information Technology – 0.2%
Semiconductors & Semiconductor Equipment – 0.2%
Samsung Electronics Co., Ltd.	25	11,735

Total Non-Convertible – Preferred Stocks (cost $29,416)		25,263

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	43

Global Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(d) (cost $63,580)	63,580	$63,580

Total Investments – 96.8% (cost $6,036,997)		6,802,752
Other assets less liabilities – 3.2%		224,815

Net Assets – 100.0%		$7,027,567

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at August 31, 2007	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Swiss Franc settling 9/18/07	21	$17,772	$17,400	$(372)
Swiss Franc settling 9/18/07	100	83,133	82,859	(274)
Sale Contracts:
Swiss Franc settling 9/18/07	121	98,182	100,259	(2,077)

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The market value of this security amounted to $98,442.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2007, the aggregate market value of these securities amounted to $89,281 or 1.3% of net assets.

(c)	Non-income producing security.

(d)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt

GDR	– Global Depositary Receipt

See notes to financial statements.

44	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Value Portfolio—Portfolio of Investments

GLOBAL RESEARCH GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

August 31, 2007

Company	Shares	U.S. $ Value

COMMON STOCKS – 93.3%
Financials – 24.9%
Capital Markets – 14.3%
3i Group PLC	1,951	$41,608
The Blackstone Group LP(a)	5,600	129,528
Credit Suisse Group	3,209	210,601
Franklin Resources, Inc.	300	39,531
Janus Capital Group, Inc.	1,900	50,521
Lehman Brothers Holdings, Inc.	3,400	186,422
Macquarie Bank Ltd.	957	57,164
Merrill Lynch & Co., Inc.	900	66,330
MF Global Ltd.(a)	1,300	35,022
UBS AG (Swiss Virt-X)	3,608	188,915

		1,005,642

Commercial Banks – 3.3%
Banco Bilbao Vizcaya Argentaria SA	2,983	68,935
Banco Itau Holding Financeira SA (ADR)	800	34,824
Standard Chartered PLC	2,106	65,175
UniCredito Italiano SpA	7,858	67,504

		236,438

Diversified Financial Services – 3.8%
CME Group, Inc. – Class A	120	66,576
JPMorgan Chase & Co.	3,835	170,734
NYSE Euronext	400	29,100

		266,410

Insurance – 3.5%
American International Group, Inc.	1,900	125,400
QBE Insurance Group Ltd.	1,989	56,684
Swiss Reinsurance	775	65,388

		247,472

		1,755,962

Information Technology – 13.5%
Communications Equipment – 3.0%
Cisco Systems, Inc.(a)	2,848	90,908
Juniper Networks, Inc.(a)	900	29,628
Nokia OYJ	1,940	63,911
Qualcomm, Inc.	600	23,934

		208,381

Computers & Peripherals – 3.1%
Apple, Inc.(a)	400	55,392
Hewlett-Packard Co.	1,279	63,119
InnoLux Display Corp.	3,119	13,241
International Business Machines Corp.	500	58,345
Sun Microsystems, Inc.(a)	5,318	28,504

		218,601

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	45

Global Research Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment & Instruments – 0.2%
Murata Manufacturing Co. Ltd.	200	$14,014

Internet Software & Services – 1.4%
eBay, Inc.(a)	1,100	37,510
Google, Inc. – Class A(a)	120	61,830

		99,340

IT Services – 0.3%
Cognizant Technology Solutions Corp. – Class A(a)	100	7,351
Genpact Ltd.(a)	300	4,956
Infosys Technologies Ltd. (ADR)	200	9,542

		21,849

Office Electronics – 0.2%
Konica Minolta Holdings, Inc.	1,000	15,640

Semiconductors & Semiconductor Equipment – 3.0%
ASML Holding NV(a)	253	7,504
Broadcom Corp. – Class A(a)	800	27,600
Integrated Device Technology, Inc.(a)	800	12,512
Intel Corp.	3,000	77,250
KLA-Tencor Corp.	200	11,494
MediaTek, Inc.	1,000	16,903
Nvidia Corp.(a)	400	20,464
Samsung Electronics Co., Ltd. (GDR)(b)	20	6,350
Samsung Electronics Co., Ltd.	17	10,717
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1	10
Texas Instruments, Inc.	689	23,591

		214,395

Software – 2.3%
Adobe Systems, Inc.(a)	695	29,711
Citrix Systems, Inc.(a)	600	21,810
Microsoft Corp.	1,600	45,968
Oracle Corp.(a)	1,750	35,490
Shanda Interactive Entertainment Ltd. (ADR)(a)	200	5,972
VMware, Inc. – Class A(a)	300	20,667

		159,618

		951,838

Industrials – 11.1%
Aerospace & Defense – 2.7%
BAE Systems PLC	6,267	58,664
Boeing Co.	600	58,020
United Technologies Corp.	1,000	74,630

		191,314

46	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Research Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Airlines – 0.5%
Continental Airlines, Inc. – Class B(a)	1,000	$33,260

Building Products – 0.9%
American Standard Cos, Inc.	700	25,781
Cie de Saint-Gobain	379	41,045

		66,826

Electrical Equipment – 1.4%
ABB Ltd.	1,738	42,917
Emerson Electric Co.	1,200	59,076

		101,993

Industrial Conglomerates – 2.2%
General Electric Co.	2,600	101,062
Siemens AG	413	51,815

		152,877

Machinery – 1.9%
Atlas Copco AB	2,667	44,549
Danaher Corp.	700	54,362
Deere & Co.	250	34,015

		132,926

Trading Companies & Distributors – 1.5%
Mitsubishi Corp.	1,500	42,103
Mitsui & Co. Ltd.	3,000	62,361

		104,464

		783,660

Health Care – 10.6%
Biotechnology – 1.4%
Celgene Corp.(a)	300	19,263
Genentech, Inc.(a)	500	37,405
Gilead Sciences, Inc.(a)	1,100	40,007

		96,675

Health Care Equipment & Supplies – 1.4%
Alcon, Inc.	300	40,578
Becton Dickinson & Co.	400	30,776
Nobel Biocare Holding AG	101	27,566

		98,920

Health Care Providers & Services – 2.5%
Aetna, Inc.	800	40,728
Laboratory Corp. of America Holdings(a)	410	31,841
Medco Health Solutions, Inc.(a)	300	25,635
WellPoint, Inc.(a)	1,000	80,590

		178,794

Pharmaceuticals – 5.3%
Abbott Laboratories	500	25,955
Eli Lilly & Co.	500	28,675

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	47

Global Research Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Merck & Co., Inc.	1,300	$65,221
Novartis AG	640	33,737
Roche Holding AG	323	56,265
Schering-Plough Corp.	1,900	57,038
Takeda Pharmaceutical Co. Ltd.	200	13,684
Teva Pharmaceutical Industries, Ltd. (ADR)	1,400	60,200
Wyeth	700	32,410

		373,185

		747,574

Energy – 9.6%
Energy Equipment & Services – 2.7%
Baker Hughes, Inc.	1,359	113,966
Technip SA	510	40,677
Tenaris SA (ADR)	700	32,851

		187,494

Oil, Gas & Consumable Fuels – 6.9%
Addax Petroleum Corp.	1,053	34,701
China Shenhua Energy Co., Ltd. – Class H	14,500	63,016
Gazprom OAO	2,238	92,989
LUKOIL (ADR)	348	25,822
Noble Energy, Inc.	1,500	90,105
Petro-Canada	1,126	57,430
Petroleo Brasileiro SA (NY) (ADR)	300	15,969
Total SA	1,451	108,816

		488,848

		676,342

Consumer Staples – 8.5%
Beverages – 0.4%
PepsiCo, Inc.	400	27,212

Food & Staples Retailing – 1.7%
Safeway, Inc.	1,300	41,249
Walgreen Co.	600	27,042
Wal-Mart de Mexico SAB de CV Series V	14,168	50,403

		118,694

Food Products – 3.7%
Archer-Daniels-Midland Co.	1,600	53,920
Bunge Ltd.	600	54,864
Nestle SA	202	88,040
WM Wrigley Jr Co.	1,100	64,075

		260,899

Household Products – 1.2%
Procter & Gamble Co.	1,300	84,903

Personal Products – 0.4%
L’Oreal SA	286	33,369

48	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Research Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Tobacco – 1.1%
Altria Group, Inc.	1,100	$76,351

		601,428

Consumer Discretionary – 7.8%
Auto Components – 0.5%
Denso Corp.	800	28,012
WABCO Holdings, Inc.	233	10,531

		38,543

Automobiles – 1.5%
Fiat SpA	2,230	59,471
Porsche AG	15	26,813
Suzuki Motor Corp.	700	18,913

		105,197

Diversified Consumer Services – 0.6%
Apollo Group, Inc. – Class A(a)	800	46,936

Hotels Restaurants & Leisure – 2.1%
Accor SA	564	48,181
Ctrip.com International Ltd. (ADR)	300	12,747
Ladbrokes PLC	3,768	33,203
Punch Taverns PLC	2,329	51,793

		145,924

Media – 0.9%
Comcast Corp. – Class A(a)	2,550	66,529

Multiline Retail – 1.4%
Kohl’s Corp.(a)	1,300	77,090
Nordstrom, Inc.	400	19,240

		96,330

Specialty Retail – 0.8%
Esprit Holdings Ltd.	1,500	21,790
Inditex SA	550	32,290

		54,080

		553,539

Materials – 5.9%
Chemicals – 1.5%
Air Products & Chemicals, Inc.	1,100	99,011
Monsanto Co.	100	6,974

		105,985

Metals & Mining – 4.4%
Cia Vale do Rio Doce (ADR)	1,000	49,330
Cia Vale do Rio Doce Sponsored (ADR)	800	33,400
Rio Tinto PLC	1,595	110,174
Sterlite Industries India Ltd.(a)	2,800	44,772
Xstrata PLC	1,185	69,720

		307,396

		413,381

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	49

Global Research Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Telecommunication Services – 1.0%
Diversified Telecommunication Services – 0.2%
Verizon Communications, Inc.	300	$12,564

Wireless Telecommunication Services – 0.8%
America Movil SAB de CV Series L (ADR)	500	30,230
MTN Group Ltd.	355	5,416
Vimpel-Communications (ADR)	1,000	24,400

		60,046

		72,610

Utilities – 0.4%
Independent Power Producers & Energy Traders – 0.4%
International Power PLC	3,330	27,217

Total Common Stocks (cost $5,970,288)		6,583,551

WARRANTS – 2.0%
Utilities – 0.8%
Independent Power Producers & Energy Traders – 0.8%
Novatek Microelectronics, Deutsche Bank, expiring 11/02/16(a)(b)	50	201
NTPC Ltd., Deutsche Bank, expiring 2/06/17(a)(b)	13,307	56,382

		56,583

Financials – 0.5%
Thrifts & Mortgage Finance – 0.5%
Housing Development Finance Corp., Merrill Lynch, expiring 1/18/11(a)	705	34,023

Information Technology – 0.4%
Electronic Equipment & Instruments – 0.4%
HON HAI Precision Industry Co., Ltd., Citigroup Global Markets, expiring 1/17/12(a)	3,956	29,357

Telecommunication Services – 0.3%
Diversified Telecommunication Services – 0.2%
Telekomunikasi Indonesia Tbk PT, Deutsche Bank, expiring 3/23/17(a)(b)	9,000	10,413

Wireless Telecommunication Services – 0.1%
Bharti Airtel Ltd., Merrill Lynch, expiring 3/17/11(a)(b)	439	9,434

		19,847

Consumer Discretionary – 0.0%
Leisure Equipment & Products – 0.0%
Largan Precision Co. Ltd., Citigroup Global Markets, expiring 1/20/10(a)	7	57

Total Warrants (cost $120,820)		139,867

50	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Research Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.8%
Investment Companies – 0.8%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(c) (cost $58,003)	58,003	$58,003

Total Investments – 96.1% (cost $6,149,111)		6,781,421
Other assets less liabilities – 3.9%		274,693

Net Assets – 100.0%		$7,056,114

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in the transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2007, the aggregate market value of these securities amounted to $112,137 or 1.6% of net assets.

(c)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	51

Global Research Growth Portfolio—Portfolio of Investments

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the investment advisory agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Blended Style Series, Inc. (the “Fund”) in respect of the AllianceBernstein Global Blend Portfolio (the “Portfolio”), prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General.2

The Portfolio will pursue its investment objective through investing in shares of AllianceBernstein Global Research Growth Portfolio and AllianceBernstein Global Value Portfolio (the “Underlying Portfolios”) of the AllianceBernstein Pooling Portfolios (“Pooling Portfolios”), rather than making direct investments in portfolio securities. It should be noted that the Portfolio has not yet commenced operations.

The Senior Officer’s evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in

1	It should be noted that the information in the fee summary was completed on April 24, 2006 and presented to the Board of Directors on May 2, 2006 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

2	Futures references to the Portfolio do not include “AllianceBernstein.”

52	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

connection with their review of the proposed initial approval of the investment advisory agreement. The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The table below describes the Portfolio’s advisory fees pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser’s settlement with the New York State Attorney General in December 2003 is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Portfolio
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	Global Blend Portfolio

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the New York State Attorney General.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	53

The Investment Advisory Agreement for the Portfolio provides for the Adviser to be reimbursed by the Portfolio for certain clerical, legal, accounting and administrative services.

The Adviser agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratio to the amounts set forth below for the Portfolio’s fiscal year. The waiver extends until August 31, 2007 and will automatically extend for additional one-year terms unless terminated by the Adviser upon at least 60 days written notice prior to the termination date of the undertaking.

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Fiscal Year End
Global Blend Portfolio	Class A	1.50%	August 31
	Class B	2.20%
	Class C	2.20%
	Class R	1.70%
	Class K	1.45%
	Class I	1.20%
	Adv. Class	1.20%

I.  MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services that will be provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing

54	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses will be reimbursed by the Portfolio to the Adviser. In addition, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors will be more time consuming and labor intensive compared to institutional clients since the Adviser will need to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Portfolio with positive cash flow may be easier at times than managing a stable pool of assets. This factor is less significant for the Portfolio, which will invest almost all of its assets in shares of the Underlying Portfolios. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	55

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio. In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s management fees.

Portfolio	Assumed Initial Net Assets ($MIL)	AllianceBernstein (AB) Institutional (Inst.) Fee Schedule	Effective AB Inst. Adv. Fee	Management Fee[4]
Global Blend Portfolio	$100.0	Global Style Blend 80 bp on 1st $25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum Account Size: $50 m	0.638%	0.750%

The Adviser manages the Sanford C. Bernstein Fund, Inc., an open-end management investment company. The International Portfolio of the Sanford C. Bernstein Fund, Inc. has a somewhat similar investment style as the Portfolio. The following table shows the fee schedule of International Portfolio.

Portfolio	SCB Portfolio	Fee Schedule
Global Blend Portfolio	International Portfolio	0.925% on first $1 billion 0.85% on next $3 billion 0.80% on next $2 billion 0.75% on next $2 billion 0.65% on the balance

4	Fund management fee information was provided by Lipper. See Section II for additional discussion.

56	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

The AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers investors the option to invest in a portfolio with a somewhat similar investment style as the Portfolio. The following table shows the fee schedule of the AVPS portfolio, which is the same as the fee schedule of the Portfolio:

Portfolio	AVPS Portfolio	Fee Schedule
Global Blend Portfolio	International Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance

The Adviser also manages and sponsors retail mutual funds, including the Global Wealth Strategies, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following “all-in” fee5 for the Global Wealth Strategy that has a somewhat similar investment strategy as the Portfolio:

Fund	Fee
Global Equity Blend	1.60%

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the proposed management fee of the Portfolio based on an assumed initial net asset base of $100 million with fees charged to other investment companies for

5	The “all-in” fee shown is for the class A shares of Global Equity Blend. This includes a fee for investment advisory services and a separate fee for distribution related services.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	57

similar services by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the Lipper group median at the assumed initial net assets base of the Portfolio.6

Portfolio	Effective Management Fee	Lipper Group Median	Rank
Global Blend Portfolio[7]	0.750	0.969	2/13

Lipper also analyzed the anticipated total expense ratio of the Portfolio in comparison to its Lipper Expense Group8 and Lipper Expense Universe.9 Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Portfolio. The result of that analysis is set forth below:

Portfolio	Expense Ratio (%)[10]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Global Blend Portfolio[7]	1.500	1.500	7/13	1.682	44/126

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

6	A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group. The effective management fee rate does not reflect any fee waivers or expense reimbursements that effectively reduce the contractual fee rates. In addition, the effective management fee rate does not reflect the expense reimbursements made by the Portfolio to the Adviser for the provision of administrative services, which have an adverse effect on the expense ratio of the Portfolio.

7	The Portfolio’s expense information is based on an assumed initial asset base of $100 million.

8	Lipper uses the following criteria in screening funds to be included in the Portfolio’s expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

9	Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

10	Anticipated Class A share total expense ratio.

58	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

See discussion below in Section IV.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Adviser has not managed the Portfolio previously and therefore did not provide historic profitability data for supplying the services it will provide after the Portfolio commences operations. It should be noted that a consultant was retained by the Senior Officer to work with the Adviser’s personnel to align the Adviser’s two profitability reporting systems. The alignment, which now has been completed, will allow the Adviser’s management and the Directors to receive consistent presentations of financial results and profitability although the two profitability reporting systems operate independently.

In addition to the direct profits that the Adviser will earn from managing the Portfolio, certain of the Adviser’s affiliates will have business relationships with the Portfolio and will earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates will provide transfer agent and distribution related services to the Portfolio and brokerage related services to the Underlying Portfolios and will receive transfer-agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition, the

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	59

Adviser will benefit from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Underlying Portfolios will likely effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions during the Portfolio’s fiscal year. The Adviser represented that SCB’s profitability from any business conducted with the Underlying Portfolios will be comparable to the profitability of SCB’s dealings with other comparable third-party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, which will include the Underlying Portfolios. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Underlying Portfolios and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required

60	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a fund’s assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $617 billion as of March 31, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Portfolio.

Since there is no historical performance information for the Portfolio or the Underlying Portfolios it is worth considering the performance information of funds managed by the Adviser that have substantially similar investment styles as the Underlying Portfolios. The following table shows the 1 and 3 year performance rankings of AllianceBernstein Global Research Growth Fund, Inc. and AllianceBernstein Trust—Global Value Fund, whose investment styles are substantially similar to the

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO •	61

Underlying Portfolios, relative to these fund’s Lipper Performance Groups and Lipper Performance Universes for the periods ended December 31, 2005.11

AllianceBernstein Global Research Growth Fund, Inc.	Group	Universe
1 year	1/4	3/12
3 year	1/4	1/10

AllianceBernstein Trust - Global Value Fund	Group	Universe
1 year	2/4	5/11
3 year	2/4	4/9

Set forth below are the 1, 3 year and since inception performance returns of the two funds managed by the Adviser that have substantially similar investment styles as the Underlying Portfolios for the periods ending December 31, 2005:12

	Periods Ending December 31, 2005 Annualized Performance
Fund	1 Year	3 Year	Since Inception
AllianceBernstein Global Research Growth Fund, Inc.	15.82	20.41	16.90
MSCI World Index (Net)	9.49	18.69	14.84
MSCI World Growth (Net)	9.41	15.83	12.65

AllianceBernstein Trust—Global Value Fund	14.57	22.26	9.25
MSCI World Index (Net)	9.49	18.69	5.30

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 7, 2006

11	The performance rankings are for the Class A shares of the AllianceBernstein Mutual Funds.

12	The performance returns for the Class A shares of the AllianceBernstein Mutual Funds were provided by the Adviser.

62	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS GLOBAL BLEND PORTFOLIO

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm KPMG LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit Related Fees	Tax Fees
U.S. Large Cap Portfolio	2006	$21,500	$0	$7,650
	2007	22,250		10,650
AB Global Blend Portfolio	2006	$15,000		$7,650
	2007	$15,750		$12,650
AB 2000 Retirement Strategy	2006	$21,500		$7,150
	2007	$22,250		$11,400
AB 2005 Retirement Strategy	2006	$21,500		$7,150
	2007	$22,250		$11,400
AB 2010 Retirement Strategy	2006	$21,500		$7,150
	2007	$22,250		$11,400
AB 2015 Retirement Strategy	2006	$21,500		$7,150
	2007	$22,250		$11,400
AB 2020 Retirement Strategy	2006	$21,500		$7,150
	2007	$22,250		$11,400
AB 2025 Retirement Strategy	2006	$21,500		$7,150
	2007	$22,250		$11,400
AB 2030 Retirement Strategy	2006	$21,500		$7,150
	2007	$22,250		$11,400
AB 2035 Retirement Strategy	2006	$21,500		$7,150
	2007	$22,250		$11,400
AB 2040 Retirement Strategy	2006	$21,500		$7,150
	2007	$22,250		$11,400
AB 2045 Retirement Strategy	2006	$21,500		$7,150
	2007	$22,250		$11,400
AB 2050 Retirement Strategy	2006	$—		$—
	2007	$13,350		$11,400
AB 2055 Retirement Strategy	2006	$—		$—
	2007	$13,350		$11,400

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
U.S. Large Cap Portfolio	2006	$6,419,453	$7,650
			($—)
			($7,650)
	2007	$661,772	$10,650
			($—)
			($10650)
AB Global Blend Portfolio	2006	$6,419,453	$7,650
			($—)
			($7,650)
	2007	$663,772	$12,650
			($—)
			($12,650)
AB 2000 Retirement Strategy	2006	$6,411,803	$7,150
			($—)
			($7,150)
	2007	$662,522	$11,400
			($—)
			($11,400)
AB 2005 Retirement Strategy	2006	$6,411,803	$7,150
			($—)
			($7,150)
	2007	$662,522	$11,400
			($—)
			($11,400)
AB 2010 Retirement Strategy	2006	$6,411,803	$7,1500
			($—)
			($7,150)
	2007	$662,522	$11,400
			($—)
			($11,400)
AB 2015 Retirement Strategy	2006	$6,411,803	$7,150
			($—)
			($7,150)
	2007	$662,522	$11,400
			($—)
			($11,400)
AB 2020 Retirement Strategy	2006	$6,411,803	$7,150
			($—)
			($7,150)
	2007	$662,522	$11,400
			($—)
			($11,400)
AB 2025 Retirement Strategy	2006	$6,411,803	$7,150
			($—)
			($7,150)
	2007	$662,522	$11,400
			($—)
			($11,400)
AB 2030 Retirement Strategy	2006	$6,411,803	$7,150
			($—)
			($7,150)
	2007	$662,522	$11,400
			($—)

			($11,400)
AB 2035 Retirement Strategy	2006	$6,411,803	$7,150
			($—)
			($7,150)
	2007	$662,522	$11,400
			($—)
			($11,400)
AB 2040 Retirement Strategy	2006	$6,411,803	$7,150
			($—)
			($7,150)
	2007	$662,522	$11,400
			($—)
			($11,400)
AB 2045 Retirement Strategy	2006	$6,411,803	$7,150
			($—)
			($7,150)
	2007	$662,522	$11,400
			($—)
			($11,400)
AB 2050 Retirement Strategy	2006	$—	$—
			($—)
			($—)
	2007	$662,522	$11,400
			($—)
			($11,400)
AB 2055 Retirement Strategy	2006	$—	$—
			($—)
			($—)
	2007	$662,522	$11,400
			($—)
			($11,400)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Blended Style Series, Inc.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	October 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	October 24, 2007

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	October 24, 2007